UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09903

Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	08/31
Date of reporting period:	02/28/05

FORM N-CSR
Item 1.	Reports to Stockholders.

The Mellon Funds

Mellon Large Cap Stock Fund
Mellon Income Stock Fund
Mellon Mid Cap Stock Fund
Mellon Small Cap Stock Fund
Mellon International Fund
Mellon Emerging Markets Fund
Mellon Balanced Fund

SEMIANNUAL REPORT February 28, 2005

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
Mellon Large Cap Stock Fund	3
Mellon Income Stock Fund	5
Mellon Mid Cap Stock Fund	7
Mellon Small Cap Stock Fund	9
Mellon International Fund	11
Mellon Emerging Markets Fund	13
Mellon Balanced Fund	15
Understanding Your Fund’s Expenses	17
Comparing Your Fund’s Expenses
With Those of Other Funds	18
Statements of Investments	19
Statements of Assets and Liabilities	43
Statements of Operations	45
Statements of Changes in Net Assets	47
Financial Highlights	52
Notes to Financial Statements	67

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

  Not FDIC-Insured
  Not Bank-Guaranteed
  May Lose Value

The Funds

LETTER FROM
THE PRESIDENT

Dear Shareholder:

This semiannual report for The Mellon Funds covers the period from September 1, 2004, through February 28, 2005. Inside, you’ll find valuable information about how the funds were managed during the reporting period, including discussions with each fund manager.

The reporting period was generally a good one for the financial markets. After languishing for much of 2004, stocks rallied late in the year. Once uncertainty over the presidential election was resolved, investors became more confident in the economic recovery. International stocks generally produced higher returns than U.S. stocks, due in part to the weakening U.S. dollar. Despite rising short-term interest rates, longer-term bonds also generally gained value as inflation remained contained, business conditions improved for corporate issuers and demand for U.S.Treasury securities was strong from overseas investors. The bond market’s performance over the reporting period defied conventional wisdom, which holds that bonds should lose value when interest rates rise.

We believe that the stock market’s fourth-quarter rally and the bond market’s unexpected strength amid rising interest rates provide good examples of why investors should resist the temptation to invest based on current market performance. Instead, we believe that most investors should remain broadly diversified across markets, asset classes and individual securities. Over the long run, a broadly diversified portfolio can help investors participate in any market gains while providing a measure of protection from shorter-term market volatility.

Thank you for your continued confidence and support.

DISCUSSION OF
FUND PERFORMANCE

Michael D. Weiner, Portfolio Manager

How did Mellon Large Cap Stock Fund perform relative to its benchmark?

For the six-month period ended February 28, 2005, the fund’s Class M shares produced a total return of 10.16% while its Investor shares produced a total return of 10.00% .1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 9.99% for the same period.2

We attribute these results to continued U.S. and global economic growth led by rising levels of industrial pro-duction.While concerns regarding geopolitical stability and the sustainability of growth caused substantial market volatility, most companies posted better-than-expected revenues and earnings, driving markets broadly higher for the reporting period overall. The fund roughly matched the performance of its benchmark. Relatively strong performance in the fund’s holdings of the energy, telecommunications services, consumer staples, industrials and materials and processing sectors compensated for relatively weak performance in the technology and financial sectors.

On a separate note, Michael D. Weiner became the fund’s portfolio manager on December 31, 2004.

What is the fund’s investment approach?

Effective December 31, 2004, the fund changed the way it describes its investment objective, which is to seek capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within an industry or sector, based on:

  Value, or how a stock is priced relative to its per- ceived intrinsic worth;
  Growth, in this case the sustainability or growth of earnings; and
  Financial profile, which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher-ranked securities.The portfolio manager then decides which stocks to purchase and whether any current holdings should be sold.

We also attempt to manage the risks by diversifying across companies and industries.The fund is structured so that its sector weightings and risk characteristics are generally similar to those of the S&P 500 Index.

What other factors influenced the fund’s performance?

Although we manage the fund based on our analyses of individual companies, and not according to broader economic trends, it is worth noting that stocks were supported during much of the reporting period by stronger U.S. economic growth. The fund received especially strong contributions to performance from its investments in the energy sector,where robust industrial demand and limited supplies drove oil and gas prices higher.The fund benefited from its slightly overweighted exposure to energy stocks and relatively good individual stock selections. In particular, the fund emphasized integrated oil and gas companies, such as Exxon Mobil and ConocoPhillips, and oil and gas service companies, such as Suncor Energy and Occidental Petroleum, that have broad exposure to the entire energy supply chain.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

Two individual holdings, Sprint FON Group and Nextel Communications, accounted for the fund’s good performance compared to its benchmark in the telecommunications services sector. Both stocks benefited from an announced merger between the two companies, which was viewed favorably by most market analysts. Among consumer staples holdings, the fund secured relatively good returns through relatively heavy exposure to drug stores, such as CVS and Walgreens, that our analysts found attractively valued and that generally exceeded the market’s modest earnings expectations. Several of the fund’s industrial holdings, such as Pentair and Ingersoll-Rand, also exceeded market expectations. In addition, the fund achieved relatively good performance in the materials and processing area, where shortages in supplies of industrial commodities, such as steel and copper, drove mining stocks higher. Top holdings included Companhia Vale Do Rio Doce, Inco Ltd. and Freeport-McMoRan Copper & Gold.

On the other hand, disappointments in the technology and financials sectors undermined the fund’s gains relative to its benchmark. In the technology sector, share price volatility detracted from returns among some of the fund’s better-performing holdings in the prior reporting period, such as wireless communications innovator QUALCOMM and software developer Symantec. Another technology holding, computer peripheral maker

Lexmark International, declined in response to intensifying competitive pressure and a weak pricing environment. Among financial holdings, mortgage lenders Freddie Mac and Fannie Mae declined amid alleged accounting irregularities and regulatory concerns.

What is the fund’s current strategy?

We view the current economic environment of moderate growth and restrained interest-rate rises as generally favorable for the large-cap stock market, particularly in areas with significant exposure to industrial growth. Accordingly, as of the end of the reporting period, we have placed slightly greater emphasis than the benchmark on the energy, industrial and materials and processing sectors.We have identified a slightly smaller proportion of investments than the benchmark in the technology and financial sectors that we believe are attractive holdings. Nevertheless, the fund remains broadly exposed to all market sectors.

March 15, 2005

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

4

DISCUSSION OF
FUND PERFORMANCE

D. Gary Richardson, Portfolio Manager

How did Mellon Income Stock Fund perform relative to its benchmark?

For the six-month period ended February 28, 2005, the fund’s Class M shares produced a total return of 13.23%, and its Investor shares produced a total return of 13.17% .1 In comparison, the Russell 1000 Value Index, the fund’s benchmark, provided a total return of 13.75% .2

We attribute these results primarily to a rally during the final months of 2004, which propelled stocks sharply higher. The rally was powered by sustained economic growth, increasing levels of industrial activity and improving business fundamentals.The investment environment proved to be particularly favorable for value-oriented, dividend-producing stocks, which are the kinds of stocks on which the fund focuses. As a result, the fund roughly matched the robust performance of its benchmark, delivering particularly good returns in the energy, producer goods and utilities sectors.

What is the fund’s investment approach?

Effective December 31, 2004, the fund changed the way it describes its investment objective, which is to seek total return (consisting of capital appreciation and income).To pursue its goal, the fund normally invests at least 80% of its assets in stocks. The fund seeks to invest primarily in dividend-paying stocks. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Because the fund seeks to invest primarily in dividend-paying stocks, it generally emphasizes stocks with value characteristics, although it may also purchase growth stocks.

When selecting securities, we use a computer model to identify and rank stocks within an industry or sector, based on:

  Value, or how a stock is priced relative to its per- ceived intrinsic worth;
  Growth, in this case the sustainability or growth of earnings; and
  Financial profile, which measures the financial health of the company.

Next, based on fundamental analysis, we generally select the most attractive of the higher-ranked securities.The portfolio manager then decides which stocks to purchase and whether any current holdings should be sold. We also attempt to manage the risks by diversifying broadly across companies and industries, limiting the potential adverse impact of any one stock or industry on the overall portfolio. In an attempt to earn higher yields, the fund may at times invest a higher percentage of assets than its benchmark in certain industry sectors.

What other factors influenced the fund’s performance?

The market produced its strongest returns during the reporting period among market sectors that benefited from rising industrial demand for energy and raw materials. Gains in energy stocks were led by historically high oil and gas prices and limited domestic refinery capacity. The fund outperformed its benchmark in the energy sector due to its overweighted position and strong individual stock selection. Top performers included companies with significant refinery operations, such as Sunoco and Marathon Oil, as well as integrated oil and gas companies, such as ConocoPhillips, Exxon Mobil and ChevronTexaco.

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

Similarly, the fund achieved relatively strong returns in the producer goods sector, focusing on providers of essential industrial goods and services. These included specialty chemical companies, such as Monsanto; electrical equipment and system providers, such as Rockwell Automation; railroads, such as Norfolk Southern; and forestry product producers, such as Plum Creek Timber. Investments in electric utilities also yielded above-average returns as a result of the fund’s focus on companies that we believed were insulated from rising commodity prices. For example, Exelon benefited from the company’s nuclear generating capacity, while Constellation Energy Group rose on the strength of the company’s nuclear exposure and its successful energy trading business.

On the other hand, the fund’s large-cap pharmaceutical holdings were hurt by a variety of regulatory issues affecting that industry and by patent expirations. Although some companies, such as Bristol-Myers Squibb, delivered positive returns, others, such as Eli Lilly and Co., Merck & Co. and Pfizer, suffered declines. In the consumer cyclical sector, holdings such as Dana and General Motors were undermined by weak domestic automobile sales. Finally, company-specific issues among a small number of holdings in the financial sector, including Fannie Mae and J.P. Morgan, further detracted from the fund’s performance.

What is the fund’s current strategy?

Generally, we believe that heightened levels of investor caution and favorable changes in the tax code are continuing to create a potentially positive environment for the kinds of high-quality, high-dividend paying stocks on which the fund focuses. We have continued to emphasize companies in the energy and producer goods sectors that we believe are positioned to benefit from increasing industrial growth. The fund also holds a slightly overweighted position in the health care sector, where we are finding some attractively valued opportunities. The fund holds an underweighted position in financial stocks, reflecting our concerns over the potential impact of rising interest rates on profit margins for those companies.

March 15, 2005

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

6

DISCUSSION OF
FUND PERFORMANCE

James C. Wadsworth, Portfolio Manager

How did Mellon Mid Cap Stock Fund perform relative to its benchmark?

For the six-month period ended February 28, 2005, the fund produced total returns of 17.65% for its Class M shares, 17.53% for its Investor shares and 17.16% for its Dreyfus Premier shares.1 In comparison, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), the fund’s benchmark, produced a total return of 16.31% for the same period.2 In addition, the average total return produced by the funds reported in the Lipper Mid-Cap Core Funds category was 15.99% .3

Midcap stocks produced attractive returns over the reporting period, outperforming their large-cap core counterparts. The fund’s returns exceeded its Lipper category average and the S&P 400 Index, primarily due to strong individual stock selections in the energy and producer goods sectors.

On a separate note, James C. Wadsworth became the fund’s portfolio manager on December 31, 2004.

What is the fund’s investment approach?

Effective December 31, 2004, the fund changed the way it describes its investment objective, which is to seek capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of midcap domestic companies, whose market capitalizations generally range between $1 billion and $8 billion at the time of purchase. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

  Value, or how a stock is priced relative to its per- ceived intrinsic worth;
  Growth, in this case the sustainability or growth of earnings; and
  Financial profile, which measures the financial health of the company.

Next, based on fundamental analysis, we generally select the most attractive of the higher-ranked securities, drawing on a variety of sources, including internal analysts and external Wall Street research. Finally, we use portfolio construction techniques to manage sector and industry risks. Our goal is to keep those risks at levels that are similar to those of the S&P 400 Index. For example, if the S&P 400 Index has a 10% weighting in a particular sector, about 10% of the fund’s assets will also normally be invested in that sector.

What other factors influenced the fund’s performance?

Although we manage the fund based on our analyses of individual midcap companies, and not according to broader economic trends, it is worth noting that stocks were supported during much of the reporting period by stronger U.S. economic growth. The stock market rallied sharply after the November 2004 presidential election, when a cloud of uncertainty dissipated and the economy showed signs of a more sustainable recovery.

The fund began the reporting period with slightly overweighted positions in the producer goods and energy sectors, which we believed were likely to benefit from rising industrial demand for commodities. Indeed, the energy and producer goods areas proved to be two of the fund’s stronger-performing sectors over the reporting period. In the producer goods sector, good performers included metals and mining companies that were positioned to satisfy rising demand from China.The fund enjoyed relatively strong contributions from coal producer Peabody Energy, steel maker U.S. Steel and heavy machinery manufacturer Joy Global.

The fund’s energy holdings achieved higher returns than the S&P 400 Index’s energy component, with strong performance from oil and gas driller Southwestern Energy, oil and gas producer XTO Energy and oil services company National Oilwell.

The Funds 7

DISCUSSION OF FUND PERFORMANCE (continued)

The fund also received positive contributions from holdings in the financial sector, including the Chicago Mercantile Exchange and broker Legg Mason. In the utilities sector, AES Corp. also benefited the fund’s performance. Finally, the fund’s consumer staples stocks benefited from company-specific factors, such as waning litigation concerns at tobacco producer Carolina Group, a strategic acquisition by Constellation Brands and strong earnings growth for technology holdings Activision, Citrix Systems and Sybase.

On the other hand,the fund’s investments in the consumer cyclicals and business services sectors did not keep pace with the benchmark averages. Disappointments in the consumer cyclical sector included not owning Boyd Gaming and CarMax, which performed well in the S&P 400 Index.Results in the business services sector were hindered by outsourcer Sirva, which suffered from accounting irregularities. The fund also did not own outsourcer and benchmark component Cognizant Technology, which gained value during the reporting period.

What is the fund’s current strategy?

Although our investment approach is largely sector-neutral because we prefer to add value through stocks selection, we have maintained the fund’s slight emphasis on energy and producer goods companies. For example, our models have continued to assign high rankings to homebuilding stocks, which we expect to benefit from a backlog of orders even as mortgage rates rise. Otherwise, as of the reporting period’s end,the fund’s portfolio remains broadly diversified across 162 holdings representing the full range of industry groups contained in the S&P 400 Index.

March 15, 2005

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market.

3 Source: — Lipper Inc.

8

DISCUSSION OF
FUND PERFORMANCE

Dwight Cowden, Portfolio Manager

How did Mellon Small Cap Stock Fund perform relative to its benchmark?

For the six-month period ended February 28, 2005, the fund’s Class M shares produced a total return of 16.97%, and its Investor shares produced a total return of 16.86% .1 In comparison, the fund’s benchmark, the Standard & Poor’s SmallCap 600 Index (“S&P 600 Index”), produced a total return of 19.60% for the same period.2

As they have for some time now, small-cap stocks generally produced higher returns than their large-cap counterparts during the reporting period. Similarly, within the small-cap sector, micro-cap stocks tended to outperform stocks at the larger end of the small-cap range. The fund’s returns underperformed its benchmark over the reporting period because the fund holds fewer micro-cap stocks than the S&P 600 Index due to quality and liquidity concerns.

What is the fund’s investment approach?

Effective December 31, 2004, the fund changed the way it describes its investment objective, which is to seek capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of small capitalization companies whose market capitalizations generally range between $100 million and $2 billion at the time of purchase. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within an industry or sector, based on:

  Value, or how a stock is priced relative to its per- ceived intrinsic worth;
  Growth, which measures the sustainability and rate of growth of earnings; and
  Financial profile, which measures the financial health of the company.

Next, we examine the fundamentals of the higher-ranked securities. Using these insights, we select what we believe are the most attractive securities identified by the model. Finally, we use portfolio construction techniques to manage sector and industry risks. We attempt to keep those risks at levels that are similar to those of the S&P 600 Index. For example, if the S&P 600 Index has a 10% weighting in a particular sector, about 10% of the fund’s assets will also normally be invested in that sector.

What other factors influenced the fund’s performance?

After making little headway earlier in the reporting period, stocks rallied strongly after the U.S. presidential election when a cloud of political and economic uncertainty was lifted from the financial markets. During the rally, investors continued to prefer the shares of smaller companies, which historically have grown at a faster rate than large corporations during economic expansions. While the fund participated strongly in the market’s gains, its performance relative to the S&P 600 Index was constrained by its bias for higher-quality companies at a time in which lower-quality companies generally fared better.

Nonetheless, the fund enjoyed attractive returns from its relatively heavy exposure to the energy and materials sectors, which benefited from rising commodity prices in the recovering global economy. Higher oil and gas prices led to gains among energy holdings, such as exploration-and-production company Southwestern Energy, oil services provider Unit Corp. and commodity shipping company Overseas Shipholding Group. In the materials sector, rising steel prices benefited the earnings outlook for recycler Metal Management and steel producers Quanex and Commercial Metals.

The fund’s performance also benefited from its holdings of home building related companies, such as Building

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

Material Holding because of the ongoing strength in the housing market.Some of the fund’s health care investments also fared well, including assisted living company Beverly Enterprises, which received a takeover offer, and drug manufacturer American Pharmaceutical Partners, which obtained approval for a new treatment for breast cancer.

These results were partially offset by weakness in the technology sector, where semiconductor systems supplier Standard Microsystems was hurt by disappointing earnings, and Synaptics declined amid concerns regarding the future of its relationship as a supplier of electronic components for the popular Apple iPod music player. Otherwise strong returns in the health care sector were undermined by medical products manufacturer Merit Medical Systems, which lost value when its management provided lower-than-expected earnings guidance, and pediatric services provider Pediatrix Medical Group, which fell on concerns regarding its revenue mix.

What is the fund’s current strategy?

Although the fund’s sector composition generally closely mirrors that of the S&P 600 Index, we have continued to maintain a modest emphasis on the energy and materials sectors in anticipation of what we believe will be continued strength among industrial companies in the expanding economy. On the other hand, we have placed slightly less emphasis on the technology sector, where we have identified no new themes that we believe are likely to drive stock prices higher, and on the financials area, where rising interest rates may put pressure on profit margins. Otherwise, we have continued to employ our quantitative models to identify what we believe to be the more attractive companies in each sector of the S&P 600 Index.

March 15, 2005

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.

2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s SmallCap 600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.

10

DISCUSSION OF
FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Mellon International Fund perform relative to its benchmark?

For the six-month period ended February 28, 2005, the fund’s Class M shares produced a total return of 19.00%, and its Investor shares produced a total return of 18.89% .1 The fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 21.18% for the same period.2

International stock prices were supported during the reporting period by improving global economic conditions, rising energy and commodity prices, low interest rates and a weaker U.S. dollar.The fund produced lower returns than its benchmark,primarily due to its relatively heavy exposure to,and security selection strategy within, the Japanese market.

What is the fund’s investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. The fund also invests primarily in companies that we consider to be value companies.The fund normally invests in companies in a broad range of countries and generally limits its investments in any single company to no more than 5% of its assets at the time of purchase.

The fund’s investment approach is value-oriented, research-driven and risk-averse.When selecting stocks, we identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors:

  Value, or how a stock is priced relative to tradi- tional business performance measures;
  Business health, or overall efficiency and profitabil- ity as measured by return on assets and return on equity; and
  Business momentum, or the presence of a catalyst such as corporate restructuring or changes in man- agement that may potentially trigger a price increase in the near- to midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environments, shows deteriorating fundamentals or declining momentum, or falls short of our expectations.

What other factors influenced the fund’s performance?

International stock markets generally gained value during the reporting period, driven higher by steady global economic growth, surging commodity prices and rising corporate earnings. Extraordinarily low global interest rates also helped reduce borrowing costs for many companies.What’s more, the euro, yen and other major currencies have strengthened relative to the U.S. dollar, helping to support returns for U.S. investors.

The fund received relatively strong contributions to performance from its holdings in the United Kingdom, Italy, France and Switzerland. In the U.K., Shell Transport & Trading fared well, due in large part to rising oil prices and a reorganization that aims to consolidate the company’s Dutch and U.K. operations. The fund’s performance benefited from the United Kingdom’s Rio Tinto, a global mining company, which benefited from rising commodity prices. In Italy, the fund enjoyed gains in Eni SpA, a leading oil enterprise, and Finmeccanica, an engineering and aerospace/defense contractor whose stock price rose after it divested a semiconductor business and began to focus more on its core operations.

France Telecom posted solid growth for the reporting period, largely because it gained market share in the French broadband business. In addition, the company benefited from lower labor costs and debt consolidation. Several of the fund’s holdings helped bolster its

The Funds 11

DISCUSSION OF FUND PERFORMANCE (continued)

performance, most notably Electrolux, a leading producer of household appliances in Sweden. The fund’s investment in Swiss financial services conglomerate UBS also produced attractive results as trading and investment banking activity increased.

We attribute the bulk of the fund’s lagging relative performance during the reporting period to its Japanese investments, an area in which the fund had greater representation than the MSCI EAFE Index.We invested in a wide range of domestic companies, exporters, and technology companies that we expected to benefit from continued global expansion and stronger consumer demand in Japan. However, sluggish local consumption and currency strength weighed heavily on the fund’s holdings and its performance suffered. Some of the fund’s weaker investments in Japan included Rinnai, a producer of stoves and water heaters; Fuji Heavy Industries, the manufacturer of Subaru automobiles; and several information technology companies.

What is the fund’s current strategy?

As of the end of the reporting period, we have continued to identify opportunities that we believe may have been overlooked by investors, such as Switzerland’s Ciba Specialty Chemicals.At the same time, we have adhered to our longstanding, disciplined sell strategy. For example, we recently trimmed the fund’s exposure to Japanese consumer lenders.

March 15, 2005

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe,Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.

12

DISCUSSION OF
FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Mellon Emerging Markets Fund perform relative to its benchmark?

For the six-month period ended February 28, 2005, the fund’s Class M shares produced a total return of 30.83%, and the fund’s Investor shares produced a total return of 30.65% .1 In comparison, the Morgan Stanley Capital International Emerging Markets Free Index (“MSCI EMF Index”), the fund’s benchmark, provided a total return of 35.36% for the same period.2

We attribute the fund’s performance to an improving global economy during much of the reporting period. Rising demand for energy and basic materials helped fuel stock market performance in the emerging markets. The fund’s returns underperformed the MSCI EMF Index, primarily due to disappointing results from technology stocks in Taiwan and energy companies in India, as well as its lack of exposure to one of the better-performing telecommunications stocks in Mexico.

What is the fund’s investment approach?

The fund seeks long-term capital growth.To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any one emerging market country.

When choosing stocks, we use a value-oriented, research-driven and risk-adverse approach.We identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors:

  Value, or how a stock is priced relative to its intrin- sic worth based on traditional value measures;
  Business health, or overall efficiency and profitabil- ity as measured by return on assets and return on equity; and
  Business momentum, or the presence of catalyst such as corporate restructuring or changes in manage- ment that may potentially trigger a price increase in the near- to midterm.

We typically sell a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of our expectations.

What other factors influenced the fund’s performance?

The emerging markets posted strong returns during the reporting period, which we attribute largely to global demand growth for energy and basic materials and flourishing local consumption in several developing economies. In addition, a weak U.S. dollar helped make foreign equities more valuable to U.S. investors.

The fund achieved attractive results from its holdings in South Korea, which represented one of its largest areas of investment. Korea Electric Power benefited from solid electricity demand and a strong local currency, which enabled the utility to purchase raw materials at lower prices. POSCO, the Korean steel manufacturer whose primary clients are the automobile and shipbuilding industries also performed well during the reporting period, as did Samsung Electronics, the information technology company and leader in consumer electronics.

The fund’s investments in South Africa benefited from stronger export activity, low interest rates and greater fiscal austerity, which have enabled the government to announce ambitious plans to improve the country’s infra-

The Funds 13

DISCUSSION OF FUND PERFORMANCE (continued)

structure and create jobs. South African metals and mining firms posted solid returns during the reporting period, as did diversified industrial conglomerate Bidvest Group and bank holding company Nedcor Limited. The fund also received positive contributions during the reporting period from Brazil’s state-owned oil company, Petrobras, and a Turkish oil company,Tupras-Turkiye Petrol Rafinerileri.

On the other hand,the fund’s relative performance suffered due to the fund’s lack of exposure to American Movil, a wireless telecommunications company in Mexico. In our opinion, however, this stock did not have the valuation characteristics that warranted our purchase. The fund’s returns also were held back by its investments in India, where we emphasized energy holdings at a time when software development companies fared better. Finally, weakness among Taiwanese semiconductor and contract manufacturers detracted from the fund’s performance. Although many of these stocks rebounded later in the reporting period, it was not enough to offset earlier losses.

What is the fund’s current strategy?

As of the end of the reporting period, we have identified what we believe to be attractive investment opportunities in China, where valuations have fallen to less expensive levels following last year’s monetary tightening. In addition, we recently added to the fund’s existing Taiwanese technology holdings, which remain undervalued, in our judgment.

March 15, 2005

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.

14

DISCUSSION OF FUND PERFORMANCE

Michael D. Weiner and Lawrence R. Dunn, Portfolio Managers

How did Mellon Balanced Fund perform relative to its benchmark?

For the six-month period ended February 28, 2005, the fund’s Class M shares produced a total return of 9.61%, and its Investor shares produced a total return of 9.53% .1 In comparison, the fund’s benchmark, a blended index composed of 60% Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and 40% Lehman Brothers U.S.Aggregate Index, produced a 6.50% total return for the same period.2 Separately, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index produced total returns of 9.99% and 1.26%, respectively, for the same period.

We attribute these results primarily to the effects of stronger economic growth. Many companies posted better-than-expected financial results, driving stocks higher over the reporting period. However, rising interest rates generally dampened bond market returns. The fund produced higher returns than its blended benchmark, primarily due to strong results from its equity investments in the energy, telecommunications services, consumer staples, industrials and materials and processing sectors.

On a separate note, Michael D. Weiner became the fund’s co-portfolio manager on December 31, 2004, with respect to its equity investments.

What is the fund’s investment approach?

The fund seeks long-term growth of principal in conjunction with current income. To pursue its goal, the fund may invest in equity securities, income-producing bonds, Mellon Small Cap Stock Fund, Mellon Mid Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund.The fund has established target allocations for its assets of 60% in the aggregate to equity securities and 40% to bonds and money market instruments. The fund may deviate from these targets within ranges of 15% above or below the target amount. The fund’s investments in each of Mellon Small Cap Stock Fund, Mellon Mid Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund are subject to a separate limit of 20% of the fund’s total assets, as is the fund’s investment in money market instruments.

With respect to the equity portion of the fund’s portfolio, individual stocks are chosen through a computer model, fundamental analysis and risk management. Our computer model identifies and ranks stocks within each industry or sector, based on a variety of criteria.A team of experienced analysts then examines the fundamentals of the higher-ranked candidates. Finally, the portfolio managers decide which stocks to purchase or sell.The equity portion of the fund’s portfolio is structured so that its allocations of assets to economic sectors are similar to those of the S&P 500 Index.

With respect to the fixed-income portion of the fund’s portfolio, the fund’s investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio duration of bonds will not exceed eight years. We choose debt securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets.

The Funds 15

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

Stocks and bonds were influenced during the reporting period by a stronger U.S. economy. For stocks, better business conditions led to a rally near year-end 2004 that drove stock prices higher. For bonds, greater economic strength meant rising short-term interest rates as the Federal Reserve Board (the “Fed”) moved away from its accommodative monetary policy of the past several years. Nonetheless, many bond prices ended the reporting period relatively unchanged as investors’ inflation expectations remained low.

The fund’s equity portfolio received strong contributions from the energy sector, where robust industrial demand and limited supplies drove commodity prices higher.The fund especially benefited from its holdings of integrated oil and gas companies, such as Exxon Mobil and ConocoPhillips, and oil and gas service companies, such as Suncor Energy and Occidental Petroleum. Sprint FON Group and Nextel Communications helped boost returns from the telecommunications services sector, while consumer staples holdings, such as pharmacy chains CVS and Walgreens, also boosted returns. On the other hand, a handful of disappointments in the technology and financials sectors undermined the fund’s otherwise strong equity performance.

Among bonds, prices of longer-term securities fell only slightly, despite higher short-term interest rates, as investors’ inflation expectations remained benign and investor demand was strong.Although the fund’s relatively short average duration helped it avoid the full brunt of market declines early in the reporting period, it limited participation in subsequent rallies. However, strong security selections among corporate bonds helped offset much of the bond portfolio’s duration-related weakness.

What is the fund’s current strategy?

We view the current economic environment of moderate growth and measured interest-rate increases as more favorable for stocks than bonds. Accordingly, we have placed slightly greater emphasis than the benchmark on the energy, industrial and materials and processing sectors while de-emphasizing the technology and financial sectors.We have maintained the fund’s relatively conservative positioning in its bond portfolio, including an average duration that is slightly shorter than industry averages.We also recently increased the fund’s exposure to mortgage-backed securities, which we believe have offered more attractive yields than comparable Treasuries.

March 15, 2005

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.The Lehman Brothers U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

16

UNDERSTANDING YOUR FUND’S EXPENSES ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each Mellon equity fund from September 1, 2004 to February 28, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2005
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

Mellon Large Cap Stock Fund
Expenses paid per $1,000 †	$4.17	$5.47	—
Ending value (after expenses)	$1,101.60	$1,100.00	—
Mellon Income Stock Fund
Expenses paid per $1,000 †	$4.34	$5.66	—
Ending value (after expenses)	$1,132.30	$1,131.70	—
Mellon Mid Cap Stock Fund
Expenses paid per $1,000 †	$4.91	$6.20	$ 10.01
Ending value (after expenses)	$1,176.50	$1,175.30	$1,171.60
Mellon Small Cap Stock Fund
Expenses paid per $1,000 †	$5.43	$6.77	—
Ending value (after expenses)	$1,169.70	$1,168.60	—
Mellon International Fund
Expenses paid per $1,000 †	$5.92	$7.27	—
Ending value (after expenses)	$1,190.00	$1,188.90	—
Mellon Emerging Markets Fund
Expenses paid per $1,000 †	$8.64	$9.66	—
Ending value (after expenses)	$1,308.30	$1,306.50	—
Mellon Balanced Fund
Expenses paid per $1,000 †	$3.01	$4.36	—
Ending value (after expenses)	$1,096.10	$1,095.30	—

† Expenses are equal to the Mellon Large Cap Stock Fund annualized expense ratio of .80% for Class M and 1.05% for Investor Shares, Mellon Income Stock Fund .82% for Class M and 1.07% for Investor Shares, Mellon Mid Cap Stock Fund .91% for Class M, 1.15% for Investor Shares and 1.86% for Dreyfus Premier Shares, Mellon Small Cap Stock Fund 1.01% for Class M and 1.26% for Investor Shares, Mellon International Fund 1.09% for Class M and 1.34% for Investor Shares, Mellon Emerging Markets Fund 1.51% for Class M and 1.69% for Investor Shares and Mellon Balanced Fund .58% for Class M and .84% for Investor Shares, multiplied by the respective fund’s average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Funds 17

C O M PA R I N G YO U R F U N D ’ S E X P E N S E S W I T H T H O S E O F OT H E R F U N D S (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investores assess fund expenses.Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2005
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

Mellon Large Cap Stock Fund
Expenses paid per $1,000 †	$4.01	$5.26	—
Ending value (after expenses)	$1,020.83	$1,019.59	—
Mellon Income Stock Fund
Expenses paid per $1,000 †	$4.11	$5.36	—
Ending value (after expenses)	$1,020.73	$1,019.49	—
Mellon Mid Cap Stock Fund
Expenses paid per $1,000 †	$4.56	$5.76	$9.30
Ending value (after expenses)	$1,020.28	$1,019.09	$1,015.57
Mellon Small Cap Stock Fund
Expenses paid per $1,000 †	$5.06	$6.31	—
Ending value (after expenses)	$1,019.79	$1,018.55	—
Mellon International Fund
Expenses paid per $1,000 †	$5.46	$6.71	—
Ending value (after expenses)	$1,019.39	$1,018.15	—
Mellon Emerging Markets Fund
Expenses paid per $1,000 †	$7.55	$8.45	—
Ending value (after expenses)	$1,017.31	$1,016.41	—
Mellon Balanced Fund
Expenses paid per $1,000 †	$2.91	$4.21	—
Ending value (after expenses)	$1,021.92	$1,020.63	—

† Expenses are equal to the Mellon Large Cap Stock Fund annualized expense ratio of .80% for Class M and 1.05% for Investor Shares, Mellon Income Stock Fund .82% for Class M and 1.07% for Investor Shares, Mellon Mid Cap Stock Fund .91% for Class M, 1.15% for Investor Shares and 1.86% for Dreyfus Premier Shares, Mellon Small Cap Stock Fund 1.01% for Class M and 1.26% for Investor Shares, Mellon International Fund 1.09% for Class M and 1.34% for Investor Shares, Mellon Emerging Markets Fund 1.51% for Class M and 1.69% for Investor Shares and Mellon Balanced Fund .58% for Class M and .84% for Investor Shares, multiplied by the respective fund’s average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18

STATEMENT OF INVESTMENTS February 28, 2005 (Unaudited)
Mellon Large Cap Stock Fund

Common Stocks—99.1%	Shares	Value ($)		Shares	Value ($)

Consumer Cyclical—9.8%			Health Care—13.2%
Bed Bath & Beyond	363,900 [a]	13,653,528	Abbott Laboratories	378,880	17,424,691
CVS	248,130	12,364,318	Aetna	123,690	18,061,214
Chico’s FAS	253,400 [a]	7,462,630	Amgen	343,710 [a]	21,175,973
Gap	381,270 [b]	8,132,489	Biogen Idec	88,130 [a,b]	3,406,225
Harrah’s Entertainment	70,400	4,617,536	Boston Scientific	618,320 [a]	20,194,331
Home Depot	172,740	6,913,055	Genzyme	100,910 [a]	5,660,042
McDonald’s	513,420	16,983,934	Johnson & Johnson	364,690	23,923,664
Nordstrom	216,400	11,633,664	Medtronic	153,210	7,985,305
Starbucks	179,700 [a]	9,310,257	Merck & Co.	354,720	11,244,624
Starwood Hotels & Resorts Worldwide	221,200 [b]	12,661,488	Novartis, ADR	204,500	10,218,865
Target	330,150	16,778,223	Pfizer	1,381,146	36,310,328
Wal-Mart Stores	495,884	25,592,573	UnitedHealth Group	283,020	25,800,103
Walgreen	391,300	16,759,379	Wyeth	427,098	17,434,140
		162,863,074			218,839,505
Consumer Staples—7.4%			Interest Sensitive—21.3%
Altria Group	306,510	20,122,382	Allstate	186,640	10,018,835
Archer-Daniels-Midland	324,580	7,822,378	American Express	268,590	14,544,149
Coca-Cola	163,140	6,982,392	American
Fortune Brands	105,110	8,513,910	International Group	484,920	32,392,656
General Mills	134,840	7,061,571	Bear Stearns Cos.	79,960	7,956,020
Gillette	217,880	10,948,470	Capital One Financial	142,370	10,916,932
Kimberly-Clark	214,920	14,180,422	Citigroup	591,239	28,213,925
PepsiCo	418,817	22,557,484	Fannie Mae	193,240	11,296,810
Procter & Gamble	472,510	25,085,556	Freddie Mac	251,630	15,601,060
		123,274,565	General Electric	1,281,266	45,100,563
Energy—10.0%			Goldman Sachs Group	167,010	18,170,688
Amerada Hess	152,430	15,303,972	J.P. Morgan Chase & Co.	958,536	35,034,491
Apache	214,290	13,474,555	Lehman Brothers Holdings	124,730	11,372,881
ConocoPhillips	234,060	25,954,913	MBNA	389,650	9,885,420
Devon Energy	232,712	10,888,594	Morgan Stanley	156,900	8,860,143
Exxon Mobil	868,780	55,002,462	New York
Occidental Petroleum	308,210	21,657,917	Community Bancorp	177,826	3,264,885
Suncor Energy	251,180	9,808,579	PNC Financial
			Services Group	184,500	9,712,080
XTO Energy	300,690	13,687,409
			Radian Group	78,250	3,781,822
		165,778,401

The Funds 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon Large Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Interest Sensitive (continued)			Services (continued)
RenaissanceRe Holdings	103,100	4,909,622	Time Warner	483,080 [a]	8,323,468
St. Paul Travelers Cos.	495,150	18,974,148	Walt Disney	619,230	17,301,286
Simon Property Group	138,100	8,556,676			82,497,731
U.S. Bancorp	449,269	13,365,753	Technology—15.6%
Wachovia	176,380	9,349,904	Agilent Technologies	509,330 [a]	12,223,920
Wells Fargo	389,240	23,113,071	Amdocs	324,090 [a]	9,512,042
		354,392,534	Cisco Systems	1,196,134 [a]	20,836,654
Producer Goods			Computer Associates
& Services—12.2%			International	1,498 [b]	40,581
Air Products & Chemicals	184,120	11,529,594	Dell	625,922 [a]	25,093,213
Boeing	297,480	16,352,476	EMC	814,840	10,315,874
Caterpillar	165,100	15,692,755	eBay	520,820 [a]	22,311,929
Companhia Vale			Intel	1,101,078	26,403,850
do Rio Doce, ADR	261,990	9,169,650	International
Cooper Industries, Cl. A	105,700	7,332,409	Business Machines	180,270	16,689,397
Deere & Co.	155,400	11,050,494	Lexmark International	94,010 [a]	7,533,021
Freeport-McMoRan			Linear Technology	286,190	11,178,581
Copper & Gold, Cl. B	336,980	14,092,504	Maxim Integrated Products	228,698	9,838,588
General Dynamics	79,550	8,380,593	Microsoft	2,058,746	51,839,224
Honeywell International	298,510	11,334,425	QUALCOMM	525,260	18,967,139
ITT Industries	82,120	7,222,454	Symantec	533,260 [a,b]	11,737,053
Inco	322,990 [a]	13,404,085	Xilinx	177,160	5,350,232
Ingersoll-Rand, Cl. A	155,400	13,092,450			259,871,298
PPG Industries	147,560	10,616,942	Utilities—4.6%
Pentair	208,560	8,642,726	Ameren	101,700	5,234,499
3M	140,170	11,765,870	Constellation Energy Group	204,710	10,536,424
Tyco International	507,430	16,988,756	Entergy	136,640	9,444,557
United Technologies	166,970	16,676,964	Exelon	333,840	15,142,982
		203,345,147	PPL	167,470	9,133,814
Services—5.0%			SBC Communications	377,409	9,076,686
Cendant	654,650	14,480,858	Sprint (FON Group)	328,770	7,785,274
McGraw-Hill Cos.	137,160	12,598,146	Telefonos de Mexico, ADR	274,910	10,779,221
Nextel Communications, Cl. A	452,630 [a]	13,320,901			77,133,457
PHH	32,732 [a]	687,372	Total Common Stocks
The News, Cl. B	917,240 [b]	15,785,700	(cost $1,177,944,875)	1,647,995,712

20

Mellon Large Cap Stock Fund (continued)

	Principal		Investment of Cash Collateral
Short-Term Investments—.8%	Amount ($)	Value ($)	for Securities Loaned—1.8%	Shares	Value ($)

Repurchase Agreements;			Registered Investment Company;
Salomon Smith Barney, Tri-Party			Dreyfus Institutional Cash
Repurchase Agreement, 2.61%,			Advantage Plus Fund
dated 2/28/2005, due 3/1/2005,			(cost $29,158,334)	29,158,334	[c] 29,158,334

in the amount of $13,250,961			Total Investments
(fully collateralized by $13,635,000			(cost $1,220,353,209)	101.7%	1,690,404,046
Federal Home Loan Mortgage Corp.,
Notes, 3.375%, 4/15/2009,			Liabilities, Less Cash
value $13,515,268)			and Receivables	(1.7%)	(27,467,653)
(cost $13,250,000)	13,250,000	13,250,000	Net Assets	100.0%	1,662,936,393

ADR—American Depository Receipts.
[a] Non-income producing.
[b] All or a portion of these securities are on loan.At February 28, 2005, the total market value of the fund’s securities on loan is $25,545,227 and the total market value of the collateral held by the fund is $29,158,334.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †
		Value (%)			Value (%)

Interest Sensitive		21.3	Consumer Cyclical		9.8
Technology		15.6	Consumer Staples		7.4
Health Care		13.2	Short-Term/Money Market Investments		2.6
Producer Goods & Services		12.2	Other		9.6
Energy		10.0			101.7

† Based on net assets.
See notes to financial statements.

The Funds 21

STATEMENT OF INVESTMENTS February 28, 2005 (Unaudited)
Mellon Income Stock Fund

Common Stocks—95.2%	Shares	Value ($)		Shares	Value ($)

Consumer Cyclical—3.1%			Interest Sensitive—20.6%
Dana	104,630	1,508,765	Allstate	64,700	3,473,096
Harrah’s Entertainment	19,800 [a]	1,298,682	AmSouth Bancorporation	50,600	1,263,988
Johnson Controls	47,090	2,783,019	Bank of America	266,240	12,420,096
Limited Brands	71,030	1,689,093	Block (H&R)	68,870	3,670,771
Starwood Hotels & Resorts Worldwide	48,200	2,758,968	Chubb	21,490	1,700,074
V. F. Corp.	15,800	944,208	Citigroup	285,455	13,621,913
		10,982,735	Compass Bancshares	47,400	2,152,434
Consumer Staples—5.9%			Hartford Financial Services Group	58,440	4,204,758
Altria Group	109,290	7,174,889	J.P. Morgan Chase & Co.	138,649	5,067,621
Kimberly-Clark	40,190	2,651,736	Mercury General	28,500	1,563,510
PepsiCo	26,472	1,425,782	New York Community Bancorp	111,500	2,047,140
Procter & Gamble	53,820	2,857,304	North Fork Bancorporation	77,500	2,232,775
Reynolds American	44,070	3,611,536	St. Paul Travelers Cos.	1	38
Supervalu	48,300	1,534,491	U.S. Bancorp	139,606	4,153,279
Tupperware	89,200	1,827,708	Wachovia	121,320	6,431,173
		21,083,446	Washington Mutual	86,900	3,646,324
Energy—16.8%			Wells Fargo	92,000	5,462,960
ChevronTexaco	254,996	15,830,151			73,111,950
ConocoPhillips	101,730	11,280,840	Producer Goods & Services—17.6%
Exxon Mobil	249,946	15,824,081	Air Products & Chemicals	32,160	2,013,859
Halliburton	56,500	2,484,870	Avery Dennison	23,000	1,396,100
Marathon Oil	95,200	4,506,768	Burlington Northern Santa Fe	36,300	1,824,801
Occidental Petroleum	61,810	4,343,389	Caterpillar	16,900	1,606,345
Sunoco	55,890	5,538,699	Cooper Industries, Cl. A	17,900	1,241,723
		59,808,798	Dow Chemical	27,000	1,489,050
Health Care—3.9%			Eastman Chemical	14,000	808,360
Aetna	24,520	3,580,410	Emerson Electric	21,175	1,404,326
Bristol-Myers Squibb	88,300	2,210,149	General Dynamics	13,300	1,401,155
Eli Lilly & Co.	11,760	658,560	General Electric	370,592	13,044,839
Novartis, ADR	28,270	1,412,652	Goodrich	22,700	840,581
PerkinElmer	73,500	1,630,230	Honeywell International	77,300	2,935,081
Pfizer	92,468	2,430,984	Hubbell, Cl. B	60,810	3,271,578
Wyeth	47,689	1,946,665	Leggett & Platt	41,300	1,142,771
		13,869,650	Masco	73,710	2,485,501

22

Mellon Income Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Producer Goods & Services (continued)			Services (continued)
MeadWestvaco	45,400	1,423,744	Tribune	39,400	1,604,762
Monsanto	88,440	5,198,503	Viacom, Cl. B	60,200	2,100,980
Neenah Paper	1	35			25,359,817
Norfolk Southern	36,480	1,309,267	Technology—5.0%
Packaging Corp. of America	55,900	1,370,668	Danaher	31,740	1,719,356
PPG Industries	24,960	1,795,872	Diebold	17,400	928,638
Raytheon	36,800	1,407,232	Harris	14,300	953,810
Rockwell Automation	77,800	4,835,270	Hewlett-Packard	144,630	3,008,304
Sherwin-Williams	29,610	1,311,723	Intel	60,526	1,451,413
Stanley Works	75,770	3,504,363	International
United Technologies	32,648	3,260,882	Business Machines	45,636	4,224,981
		62,323,629	Lucent Technologies
Real Estate—2.2%			(warrants)	2,788 [b]	2,481
Mack-Cali Realty	18,000	795,600	Microsoft	108,300	2,726,994
Plum Creek Timber	143,670 [a]	5,394,808	Pitney Bowes	35,300	1,618,858
Simon Property Group	24,960	1,546,522	QLogic	27,300 [b]	1,099,917
		7,736,930			17,734,752
Securities & Asset			Utilities—9.5%
Management—3.5%			Ameren	29,700	1,528,659
Bear Stearns Cos.	15,280	1,520,360	Citizens Communications	216,700	2,890,778
Lehman Brothers Holdings	29,506	2,690,357	Constellation
Merrill Lynch	57,670	3,378,309	Energy Group	68,800	3,541,136
Morgan Stanley	45,800	2,586,326	Dominion Resources	20,900	1,505,427
T. Rowe Price Group	33,900	2,081,121	Exelon	104,740	4,751,006
		12,256,473	Hawaiian Electric Industries	80,740	2,149,299
Services—7.1%			NSTAR	38,800	2,153,400
ALLTEL	82,450 [a]	4,716,140	PPL	76,640	4,179,946
Automatic Data Processing	64,900	2,788,104	SBC Communications	130,015	3,126,861
Computer Sciences	17,600 [b]	813,648	Southern	46,500	1,493,580
Disney (Walt)	115,470	3,226,232	Sprint (FON Group)	66,000	1,562,880
Gannett	16,870	1,328,512	Verizon Communications	136,991	4,927,566
McGraw-Hill Cos.	47,067	4,323,104			33,810,538
R. R. Donnelley & Sons	111,180	3,692,288	Total Common Stocks
			(cost $234,419,267)		338,078,718
Sabre Holdings	36,340	766,047

The Funds 23

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon Income Stock Fund (continued)

	Principal		Investment of Cash Collateral
Short-Term Investments—5.2%	Amount ($)	Value ($)	for Securities Loaned—1.5%	Shares	Value ($)
Principal			Registered Investment Company:

Repurchase Agreements;			Registered Investment Company;
Salomon Smith Barney,			Dreyfus Institutional Cash
Tri-Party Repurchase Agreement,			Advantage Plus Fund
2.61%, dated 2/28/2005, due			(cost $5,370,014)	5,370,014 [c]	5,370,014

3/1/2005 in the amount of
$18,571,346, (fully collateralized			Total Investments
by $19,110,000 Federal			(cost $258,359,281)	101.9%	362,018,732
Home Loan Mortgage Corp.,			Liabilities, Less Cash
Discount Notes, due 4/15/2005,			and Receivables	(1.9%)	(6,806,792)
value $18,703,913)
(cost $18,570,000)	18,570,000	18,570,000	Net Assets	100.0%	355,211,940

ADR—American Depository Receipts.
a A portion of these securities are on loan.At February 28, 2005, the total market value of the fund’s securities on loan is $5,161,346 and the total market value of the collateral held by fund is $5,370,014.
[b] Non-income producing.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

		Value (%)			Value (%)

Interest Sensitive		20.6	Technology		5.0

Producer Goods & Services		17.6	Health Care		3.9
Energy		16.8	Securities & Asset Management		3.5
Utilities		9.5	Consumer Cyclical		3.1
Services		7.1	Real Estate		2.2
Short Term/Money Market Investments		6.7
Consumer Staples		5.9			101.9

† Based on net assets.
See notes to financial statements.

24

STATEMENT OF INVESTMENTS February 28, 2005 (Unaudited)
Mellon Mid Cap Stock Fund

Common Stocks—98.9%	Shares	Value ($)		Shares	Value ($)

Consumer Cyclical—14.0%			Energy (continued)
ARAMARK, Cl.B	284,300 [a]	7,968,929	Premcor Inc	170,900	9,378,992
Abercrombie & Fitch, Cl.A	240,500	12,914,850	Questar	171,700	9,103,534
Advance Auto Parts	150,000 [b]	7,557,000	Southwestern Energy	161,700 [b]	9,863,700
American Eagle Outfitters	174,100	9,424,033	Weatherford International	241,000 [b]	14,366,010
BorgWarner	142,240	7,503,160	Western Gas Resources	213,000	7,881,000
Chico’s FAS	546,500 [a,b]	16,094,425	XTO Energy	221,450	10,080,404
Columbia Sportswear	86,600 [b]	4,853,930			148,040,573
ExpressJet Holdings	338,300 [b]	3,788,960	Health Care—11.4%
GTECH Holdings	368,000	8,592,800	Apria Healthcare Group	260,500 [b]	8,455,830
Genuine Parts	181,800	7,868,304	Barr Pharmaceuticals	164,200 [b]	7,838,908
Harman International Industries	85,300	9,568,101	Beckman Coulter	94,700	6,671,615
Harrah’s Entertainment	182,600 [a]	11,976,734	Charles River Laboratories International	140,100 [a,b]	6,458,610
Helen Of Troy	285,200 [b]	8,079,716	Conventry Health Care	188,850 [b]	11,916,435
Hilton Hotels	460,700	9,702,342	DENTSPLY International	169,600 [a]	9,322,912
Lear	94,300	4,917,745	Fisher Scientific International	129,000 [b]	7,823,850
Michaels Stores	178,080	5,678,971	Health Management Associates, Cl.A	323,900	7,439,983
Mohawk Industries	119,360 [b]	10,711,366	Henry Schein	102,000 [b]	7,378,680
Nordstrom	145,900	7,843,584	Invitrogen	77,100 [a,b]	5,393,916
Oshkosh Truck	82,000	6,121,300	LifePoint Hospitals	221,800 [b]	8,883,090
PETCO Animal Supplies	103,500 [b]	3,668,040	PacifiCare Health Systems	203,800 [b]	12,937,224
PETsMART	333,700	10,177,850	Perrigo	203,100	3,568,467
Polo Ralph Lauren	195,000	7,683,000	STERIS	268,990 [b]	6,657,502
RadioShack	235,000	6,946,600	Sepracor	126,500 [b]	8,155,455
Station Casinos	70,700	4,308,458	Shire Pharmaceuticals Group, ADR	277,400	9,334,510
		193,950,198	Sierra Health Services	110,400 [b]	6,796,224
Consumer Staples—3.6%			Varian Medical Systems	206,000 [b]	7,401,580
Bunge	118,100	6,461,251	WellChoice	153,300 [b]	7,917,945
Constellation Brands, Cl.A	214,200 [b]	11,466,126	Wright Medical Group	290,100 [b]	7,394,649
Dean Foods	283,300 [b]	9,788,015			157,747,385
Loews Corp-Carolina Group	271,000	8,872,540	Interest Sensitive—17.3%
SUPERVALU	1	32	AMB Property	211,900	8,225,958
Tupperware	374,900	7,681,701	Affiliated Managers Group	111,500 [b]	7,220,740
Tyson Foods, Cl.A	310,600	5,286,412	Associated Banc-Corp	377,558	12,104,509
		49,556,077	Bank of Hawaii	152,500	6,941,800
Energy—10.7%			Chicago Mercantile Exchange	60,400 [a]	12,479,848
Denbury Resources	261,800 [b]	8,893,346	Colonial BancGroup	347,500	7,078,575
ENSCO International	301,500	12,144,420	Compass Bancshares	259,700	11,792,977
Grant Prideco	294,300 [b]	7,110,288	Cullen/Frost Bankers	182,200	8,468,656
Helmerich & Payne	250,500	10,030,020	Developers Diversified Realty	207,240	8,668,849
Murphy Oil	115,900	11,594,636	Edwards (A.G.)	173,100	7,462,341
National-Oilwell	233,700 [b]	10,595,958	Everest Re Group	82,500	7,166,775
Newfield Exploration	226,980 [b]	16,853,265	Fidelity National Financial	295,095	13,055,003
Patterson-UTI Energy	405,800	10,145,000	Friedman, Billings, Ramsey Group, Cl.A	432,400	8,021,020

The Funds 25

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon Mid Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Interest Sensitive (continued)			Producer Goods (continued)
General Growth Properties	204,900	7,151,010	Stanley Works	144,700	6,692,375
Independence Community Bank	239,600	9,538,476	Toll Brothers	146,300 [a,b]	12,881,715
Jefferies Group	229,900	8,772,984	United States Steel	142,500	8,886,300
Legg Mason	203,495	16,409,837			237,607,394
Montpelier Re Holdings	165,100	6,684,899	Services—8.6%
Nationwide Financial			Cablevision Systems-NY Group, Cl.A	210,800 [b]	6,547,448
Services, Cl.A	139,800	5,144,640	Career Education	155,300 [b]	5,303,495
New York			ChoicePoint	187,500 [b]	7,556,250
Community Bancorp	752,300	13,812,228	DST Systems	162,900 [b]	7,736,121
Protective Life	185,100	7,396,596	Dow Jones & Co.	123,500	4,581,850
Providian Financial	482,200 [b]	8,269,730	Dun & Bradstreet	143,300 [b]	8,807,218
Radian Group	167,346	8,087,832	FactSet Research Systems	290,250 [a]	9,575,348
Rayonier	184,524	8,857,152	Fair Isaac	242,550	8,198,190
RenaissanceRe Holdings	133,800	6,371,556	Getty Images	57,400 [b]	4,094,916
Willis Group Holdings	208,500	8,246,175	ITT Educational Services	137,900 [b]	6,714,351
Wilmington Trust	141,900	4,808,991	Labor Ready	287,000 [b]	5,389,860
		238,239,157	Manpower	157,900	6,900,230
Producer Goods—17.2%			Nextel Partners, Cl.A	261,200 [b]	5,200,492
Airgas	234,000	5,873,400	Rent-A-Center	188,900 [a,b]	4,901,955
Ashland	148,400	9,689,036	Republic Services	274,220	8,695,516
C.H. Robinson Worldwide	179,600	9,842,080	Ryder System	103,150	4,379,749
Cooper Industries, Cl.A	88,300	6,125,371	Scholastic	241,200	8,557,776
D.R. Horton	290,057	12,692,894	Telephone & Data Systems	64,700	5,661,250
Dycom Industries	147,000 [b]	3,961,650			118,802,015
Freeport-McMoRan			Technology—11.0%
Copper & Gold, Cl.B	217,500	9,095,850	ATI Technologies	550,600 [b]	9,657,524
Heartland Express	389,350	8,024,504	Activision	328,000 [b]	7,170,080
Hovnanian Enterprises, Cl.A	160,600 [b]	8,833,000	Amphenol, Cl.A	130,100 [b]	5,190,990
Huntsman	184,510 [a,b]	5,269,606	CheckFree	278,100 [b]	10,717,974
Inco	230,600 [b]	9,569,900	Harris	153,000	10,205,100
International Steel Group	158,500 [b]	6,617,375	Hyperion Solutions	128,900 [b]	6,506,872
Joy Global	328,650	12,077,888	International Rectifier	152,500 [b]	6,710,000
L-3 Communications Holdings	143,360	10,336,256	Lam Research	185,700 [b]	5,838,408
Landstar System	204,200 [b]	7,163,336	McAfee	365,000 [b]	8,442,450
Lennar, Cl.A	187,200	11,385,504	Microchip Technology	399,500	10,970,270
Lyondell Chemical	424,400 [a]	14,365,940	Plantronics	158,700	5,783,028
Mosaic	643,300 [b]	10,588,718	Polycom	347,100 [b]	5,619,549
Overseas Shipholding Group	129,700	8,446,064	Qlogic	137,900 [b]	5,555,991
Peabody Energy	219,500	21,313,450	RSA Security	302,300 [b]	4,939,582
Pentair	255,260	10,577,974	Satyam Computer Services, ADR	209,700 [a]	5,114,583
RPM International	389,600	7,297,208	Silicon Laboratories	168,900 [b]	5,928,390

26

Mellon Mid Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Short-Term Investments—1.0%	Amount Principal ($)	Value ($)

Technology (continued)			Repurchase Agreements;
Storage Technology	220,300 [b]	7,005,540	Salomon Smith Barney,
Sybase	433,590 [b]	8,168,836	Tri-Party Repurchase Agreement,
Tech Data	190,000 [b]	7,788,100	2.61%, dated 2/28/2005,
			due 3/1/2005 in the amount
Tektronix	227,400	6,576,408	of $14,401,044 (fully collateralized
Zebra Technologies, Cl.A	157,300 [b]	7,844,551	by $14,819,000 Federal Home
		151,734,226	Loan Mortgage Notes, 3.375%,
Utilities—4.2%			4/15/2009, value $14,688,871)
AES	672,400 [b]	11,255,976	(cost $14,400,000)	14,400,000	14,400,000

CenturyTel	212,100	7,135,044	Investment of Cash Collateral
Energy East	288,360	7,416,619	for Securities Loaned—6.5%	Shares	Value ($)

Great Plains Energy	263,700 [a]	8,172,063	Registered Investment Company;
Pepco Holdings	374,200	8,247,368	Dreyfus Institutional Cash
SCANA	204,600 [a]	7,782,984	Advantage Plus Fund
Westar Energy	343,300	7,889,034	(cost $89,000,191)	89,000,191	[c] 89,000,191

		57,899,088	Total Investments
Other—.9%			(cost $1,103,358,428)	106.4%	1,469,304,454
iShares Nasdaq			Liabilities, Less Cash
Biotechnology Index Fund	180,500 [a,b]	12,328,150	and Receivables	(6.4%)	(87,854,157)
Total Common Stocks
(cost $999,958,237)	1,365,904,263		Net Assets	100.0%	1,381,450,297

ADR—American Depository Receipts.
[a] All or a portion of these securities are on loan.At February 28, 2005, the total market value of the fund’s securities on loan is $79,479,779 and the total market value of the collateral held by the fund is $89,000,191.
[b] Non-income producing.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Interest Sensitive	17.3	Services	8.6

Producer Goods & Services	17.2	Short Term/Money Market Investments	7.5
Consumer Cyclical	14.0	Utilities	4.2
Health Care	11.4	Consumer Staples	3.6
Technology	11.0	Other	.9
Energy	10.7		106.4

† Based on net assets.
See notes to financial statements.

The Funds 27

STATEMENT OF INVESTMENTS February 28, 2005 (Unaudited)
Mellon Small Cap Stock Fund

Common Stocks—99.2%	Shares	Value ($)		Shares	Value ($)

Consumer Cyclical—16.4%			Energy—10.0%
Alaska Air Group	135,400 [a,b]	3,839,944	AGL Resources	90,500	3,133,110
Buffalo Wild Wings	104,700 [a]	3,947,190	Cal Dive International	129,200 [a]	6,560,776
CEC Entertainment	121,200 [a]	4,690,440	Cimarex Energy	150,700 [a,b]	6,128,969
Choice Hotels International	92,700	5,481,351	Comstock Resources	125,500 [a]	3,451,250
Claire’s Stores	126,200	2,903,862	Denbury Resources	104,200 [a]	3,539,674
Core Laboratories	84,480 [a]	2,271,667	Dril-Quip	143,600 [a]	4,451,600
Dick’s Sporting Goods	58,200 [a]	2,086,470	Energen	102,200	6,591,900
Dress Barn	179,900 [a]	3,394,713	Energy Partners	220,000 [a]	5,687,000
Finish Line, Cl. A	150,200	3,073,092	Frontier Oil	124,900	4,004,294
Fossil	147,500 [a]	3,805,500	Hydril	91,200 [a]	5,478,384
Guitar Center	51,600 [a]	3,125,928	New Jersey Resources	117,645	5,223,438
Hibbett Sporting Goods	157,400 [a]	4,385,164	Oil States International	161,800 [a]	3,404,272
Jos. A. Bank Clothiers	101,500 [a,b]	2,754,710	Remington Oil & Gas	154,930 [a]	5,162,268
K-Swiss, Cl. A	132,500	4,107,500	Southwestern Energy	59,200 [a]	3,611,200
Lone Star Steakhouse & Saloon	155,200	4,128,320	St. Mary Land & Exploration	111,200	5,657,856
Men’s Wearhouse	82,400 [a]	2,898,008	Stone Energy	47,500 [a]	2,385,925
NBTY	198,600 [a]	5,022,594	UGI	148,100	6,627,475
Oshkosh Truck	58,540	4,370,011	Unit	172,300 [a]	7,887,894
Panera Bread, Cl. A	81,800 [a,b]	4,373,028			88,987,285
Penn National Gaming	45,900 [a]	2,770,524	Health Care—12.6%
Pep Boys—Manny, Moe & Jack	250,800	4,534,464	AMERIGROUP	145,600 [a]	5,803,616
Polaris Industries	68,400	4,773,636	Advanced Medical Optics	55,500 [a]	2,106,225
Quiksilver	97,800 [a]	3,089,502	Amedisys	112,200 [a]	3,583,668
RARE Hospitality International	113,700 [a]	3,326,862	Barrier Therapeutics	101,500	1,748,845
SCP Pool	113,900	3,877,156	Biosite	66,600 [a,b]	3,858,804
Scientific Games, Cl. A	135,800 [a]	3,492,776	Bone Care International	72,800 [a]	1,969,968
Shuffle Master	119,198 [a,b]	3,904,926	CONMED	176,700 [a]	5,232,087
Sonic	231,650 [a]	7,804,289	Cooper Cos.	53,980	4,445,253
Sonic Automotive	170,900	3,792,271	Diagnostic Products	75,690	3,453,735
Stage Stores	91,000 [a]	3,508,960	Haemonetics	85,600 [a]	3,550,688
Steak n Shake	200,000 [a]	3,826,000	IDEXX Laboratories	119,730 [a]	6,639,029
Stein Mart	198,100 [a]	4,122,461	Immucor	150,300 [a]	4,464,661
Tempur-Pedic International	146,100 [a]	2,797,815	Invacare	49,000	2,308,880
Toro	72,100	6,251,791	Kensey Nash	90,000 [a,b]	2,915,100
West Marine	120,100 [a,b]	2,904,018	Kindred Healthcare	117,100 [a]	3,829,170
Wolverine World Wide	230,550	5,129,738	LCA-Vision	129,200	3,736,464
Zale	158,300 [a]	4,709,425	Matria Healthcare	85,900 [a]	2,473,920
		145,276,106	Merit Medical Systems	207,601 [a]	2,734,105
Consumer Staples—1.8%			Mine Safety Appliances	48,200	2,241,782
Chiquita Brands International	212,400	4,846,968	Option Care	148,400	2,868,572
Corn Products International	232,400	6,500,228	Owens & Minor	114,100	3,184,531
Flowers Foods	70,400	2,112,000	Pharmaceutical Product
Loews Corp—Carolina Group	77,300	2,530,802	Development	117,300 [a]	5,002,845
		15,989,998	PolyMedica	50,400	1,735,272

28

Mellon Small Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Health Care (continued)			Interest Sensitive (continued)
Psychiatric Solutions	82,400 [a]	3,281,168	UCBH Holdings	76,400	3,162,196
RehabCare Group	148,900 [a]	4,273,430	UICI	70,600	1,935,852
Res-Care	143,810 [a]	1,968,759	Umpqua Holdings	197,700	4,727,007
ResMed	100,520 [a]	5,925,654	Wintrust Financial	71,400	3,831,324
Sierra Health Services	53,500 [a]	3,293,460			115,353,575
Sybron Dental Specialties	147,100 [a]	5,254,412	Producer Goods & Services—24.3%
Symbion	87,900	1,884,576	Albemarle	76,800	2,918,400
Ventana Medical Systems	43,300 [a]	2,911,059	AptarGroup	78,100	4,031,522
WellCare Health Plans	89,400	2,806,266	Armor Holdings	49,200 [a]	1,964,064
		111,486,004	Bluegreen	144,200 [a]	3,558,856
Interest Sensitive—13.0%			Brady, Cl. A	70,400	2,437,248
ASTA Funding	77,809	1,644,882	Briggs & Stratton	87,460	3,447,673
AmerUs Group	62,800	3,022,564	Building Materials Holding	100,700	4,646,298
Apollo Investment	171,600	2,822,820	CLARCOR	92,200	5,095,894
BankUnited Financial, Cl. A	162,100 [a]	4,587,430	Carpenter Technology	106,600	7,208,292
Capital Automotive REIT	100,600	3,349,980	Commercial Metals	220,100	7,659,480
Centene	89,500 [a]	2,985,720	Compass Minerals International	91,700	2,292,500
Downey Financial	66,700	4,178,755	Corrections Corporation of America	70,100 [a]	2,638,564
East West Bancorp	79,600	2,862,416	Curtiss-Wright	81,900	4,549,545
Endurance Specialty Holdings	74,500	2,663,375	Engineered Support Systems	77,800	4,300,784
Equity One	197,400	4,080,258	EnPro Industries	128,500 [a]	3,589,005
First Midwest Bancorp	112,500	3,839,625	FMC	94,800 [a]	4,679,328
First Niagara Financial Group	167,900	2,298,551	Florida Rock Industries	69,900	4,485,483
FirstFed Financial	93,100 [a]	4,757,410	Genlyte Group	46,200 [a]	4,149,684
Flagstar Bancorp	105,200	2,161,860	Georgia Gulf	95,900	5,064,479
Fremont General	240,800	6,053,712	Griffon	47,450 [a]	1,094,197
Horace Mann Educators	173,400	3,252,984	Headwaters	66,100 [a]	2,125,776
Hudson United Bancorp	68,300	2,420,552	Heartland Express	189,900	3,913,839
iPayment Holdings	62,900 [a]	2,707,216	IDEX	77,850	3,075,075
La Quinta	310,400 [a]	2,871,200	Knight Transportation	179,500	4,740,595
Max Re Capital	118,300	2,722,083	Landstar System	101,500 [a]	3,560,620
MeriStar Hospitality	56,960 [a]	418,086	M.D.C. Holdings	111,964	8,914,574
Nelnet, Cl. A	108,600 [a]	3,702,174	Massey Energy	206,700 [b]	9,007,986
New Century Financial	41,400	2,099,808	Maverick Tube	122,400 [a]	4,352,544
Newcastle Investment	131,700	4,061,628	Meritage Homes	64,500 [a,b]	4,723,335
Northwest Bancorp	27,126	581,853	Metals USA	139,200 [a]	3,392,304
Ohio Casualty	137,800 [a]	3,325,114	Methanex	209,200	3,773,968
Philadelphia Consolidated Holding	45,400 [a]	3,449,492	Mueller Industries	93,400	2,940,232
Phoenix Cos.	244,600 [b]	3,135,772	NVR	11,200 [a]	8,873,200
PrivateBancorp	125,400	4,075,500	Olin	123,400	3,078,830
R & G Financial, Cl. B	78,200	2,840,224	Overseas Shipholding Group	80,200	5,222,624
Raymond James Financial	102,550	3,123,673	Pacer International	98,900 [a]	2,517,005
Republic Bancorp	178,980	2,604,159	Quanex	126,150	7,423,927
South Financial Group	97,600	2,996,320	RTI International Metals	199,600 [a]	5,409,160

The Funds 29

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon Small Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Producer Goods & Services (continued)			Technology (continued)
Reliance Steel & Aluminum	56,300	2,572,910	Brooktrout	189,800 [a]	2,450,318
Simpson Manufacturing	183,800	6,346,614	Cognex	75,900	2,102,430
Standard Pacific	96,010	7,680,800	Cypress Semiconductor	139,500 [a]	1,964,160
Teledyne Technologies	187,700 [a]	5,739,866	Esterline Technologies	74,720 [a]	2,456,794
Thomas & Betts	89,100 [a]	2,769,228	Global Imaging Systems	106,800 [a]	3,795,672
Timken	297,500 [b]	8,419,250	Hyperion Solutions	108,600 [a]	5,482,128
URS	68,900 [a]	1,987,076	Informatica	362,600 [a]	2,817,402
Watsco	116,100	4,430,376	Inter-Tel	160,400	4,409,396
Woodward Governor	51,880	3,797,097	Internet Security Systems	72,000 [a]	1,445,760
Yellow Roadway	77,600 [a,b]	4,481,400	j2 Global Communications	76,700 [a,b]	2,938,377
		215,081,507	LeCroy	81,600 [a]	1,933,920
Services—6.6%			MIPS Technologies	258,500 [a]	2,859,010
ADVO	126,000	4,620,420	Macromedia	87,000 [a]	2,948,430
CACI International, Cl. A	47,230 [a]	2,548,531	Mercury Computer Systems	91,200 [a]	2,684,016
CIBER	160,020 [a]	1,198,550	Methode Electronics	185,060	2,070,821
Cerner	65,410 [a,b]	3,407,861	OmniVision Technologies	152,400 [a,b]	3,080,004
Consolidated Graphics	90,730 [a]	4,722,496	Packeteer	228,200 [a]	3,610,124
DiamondCluster			Quest Software	177,100 [a]	2,403,247
International	158,900 [a]	2,721,957	Roper Industries	43,890	2,835,294
eFunds	197,600 [a]	4,394,624	Sigmatel	78,200 [a]	3,260,158
FactSet Research Systems	91,150 [b]	3,007,038	Skyworks Solutions	223,300 [a]	1,621,158
G & K Services, Cl. A	84,000	3,604,440	Supertex	122,200 [a]	2,367,014
Global Payments	63,200	3,508,864	Take-Two Interactive Software	75,100 [a]	2,753,917
Healthcare Services Group	133,150	3,061,119	Tessera Technologies	86,600 [a]	3,528,084
Korn/Ferry International	92,200 [a]	1,768,396	Trimble Navigation	111,400 [a]	4,012,628
Kronos	70,900 [a]	3,959,056	Veritas DGC	114,700 [a]	3,110,664
Labor Ready	297,900 [a]	5,594,562	Websense	73,600 [a]	4,404,960
Metal Management	151,700	4,494,871	Western Digital	236,000 [a]	2,657,360
Navigant Consulting	120,400 [a]	3,100,300	X-Rite	233,000	3,767,610
Watson Wyatt & Co. Holdings	107,700	2,946,672			111,309,117
		58,659,757	Utilities—1.9%
Technology—12.6%			ALLETE	91,000	3,610,880
ANSYS	113,800 [a]	4,092,248	CH Energy Group	63,900	2,948,985
Agilysys	243,500	4,592,410	CMS Energy	200,500 [a]	2,434,070
Anixter International	107,940	4,052,067	Cleco	196,800	3,993,072
Avid Technology	84,400 [a]	5,646,360	OGE Energy	152,800	3,965,160
Axcelis Technologies	430,500 [a]	3,702,300			16,952,167
Bel Fuse, Cl. B	40,967	1,269,158	Total Common Stocks
Benchmark Electronics	67,150 [a]	2,183,718	(cost $682,916,674)		879,095,516

30

Mellon Small Cap Stock Fund (continued)

	Principal		Investment of Cash Collateral
Short-Term Investments—.3%	Amount ($)	Value ($)	for Securities Loaned—8.0%	Shares	Value ($)

Repurchase Agreements;			Registered Investment Company;
Salomon Smith Barney,			Dreyfus Institutional Cash
Tri-Party Repurchase Agreement,			Advantage Plus Fund
2.61%, dated 2/28/2005, due			(cost $70,876,847)	70,876,847 [c]	70,876,847

3/1/2005 in the amount of
$3,000,218 (fully collateralized			Total Investments
by $3,088,000 Federal Home Loan			(cost $756,793,521)	107.5%	952,972,363
Mortgage Notes, 3.375%, 4/15/2009,			Liabilities, Less Cash and Receivables	(7.5%)	(66,337,553)
value $3,060,884).
(cost $3,000,000)	3,000,000	3,000,000	Net Assets	100.0%	886,634,810

[a] Non-income producing.
[b] All or a portion of these securities are on loan.At February 28, 2005, the total market value of the fund’s securities on loan is $67,362,742 and the total market value of the collateral held by the fund is $70,876,847.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

		Value (%)			Value (%)

Producer Goods & Services		24.3	Short Term/Money Market Investments		8.3

Consumer Cyclical		16.4	Services		6.6
Interest Sensitive		13.0	Utilities		1.9
Health Care		12.6	Consumer Staples		1.8
Technology		12.6
Energy		10.0			107.5

† Based on net assets.
See notes to financial statements.

The Funds 31

STATEMENT OF INVESTMENTS February 28, 2005 (Unaudited)
Mellon International Fund

Common Stocks—95.9%	Shares	Value ($)		Shares	Value ($)

Australia—1.8%			Hong Kong—.8%
Amcor	1,873,352	10,656,964	Bank of East Asia	3,097,569	9,413,051
National Australia Bank	717,562	16,373,502	Citic Pacific	1,264,500	3,664,278
National Australia Bank, ADR	10,097	1,153,077			13,077,329
		28,183,543	Ireland—1.7%
Belgium—1.1%			Bank of Ireland	1,600,860	26,818,239
Fortis	645,497	18,165,173	Italy—4.9%
Denmark—.4%			Banche Popolari Unite Scrl	328,351	6,757,340
Danske Bank	181,800	5,587,650	Benetton Group	685,598	8,452,898
Finland—2.1%			Eni	761,844	19,875,527
M-real, Cl. B	1,951,575	11,733,497	Finmeccanica	15,817,931	16,255,404
Nokia	241,100	3,920,866	SanPaolo IMI	272,567	3,988,613
Nokia, ADR	320,980	5,180,617	UniCredito Italiano	4,067,900	23,743,731
UPM-Kymmene	560,446	12,498,625			79,073,513
		33,333,605	Japan—26.2%
France—8.8%			ALPS ELECTRIC	573,800	8,772,374
Air Liquide	1	180	CANON	315,200	16,645,817
BNP Paribas	248,588	18,040,439	Credit Saison	434,500	15,380,531
Carrefour	399,940	20,947,283	DENTSU	3,472	9,234,308
France Telecom	508,403 [a]	15,350,741	FUJI MACHINE MANUFACTURING	5	48
Sanofi-Aventis	276,488	22,115,645	FUNAI ELECTRIC	89,700	11,962,860
Schneider Electric	185,170	14,786,804	Fuji Heavy Industries	2,432,400	11,356,242
Thomson	158,013	4,262,557	Fuji Photo Film	355,800	13,445,683
Total	76,828	18,242,577	JS Group	237,700	4,348,074
Total, ADR	79,311	9,453,871	KDDI	2,355	12,098,876
Valeo	386,245	18,521,569	Kao	676,200	16,043,779
		141,721,666	Kuraray	975,100	8,881,083
Germany—7.8%
			LAWSON	273,600	10,417,871
Allianz	49,561	6,224,694
			MABUCHI MOTOR	207,600	13,128,304
Bayerische Motoren Werke	4,660	199,208
			MINEBEA	2,578,600	11,792,115
Deutsche Bank	154,122	13,532,080
			MURATA MANUFACTURING	186,600	10,318,565
Deutsche Boerse	1,100	81,723
			Matsumotokiyoshi	324,650	9,535,283
Deutsche Lufthansa	679,897	9,715,182
			NIPPON TELEGRAPH
Deutsche Post	886,335	21,280,512	AND TELEPHONE	2,369	10,266,989
Deutsche Postbank	192,323	9,133,303	Nippon Express	4,152,600	21,214,909
E.ON	152,750	13,719,092	OLYMPUS	220,100	4,843,148
Heidelberger Druckmaschinen	221,541 [a]	7,874,500	RINNAI	476,800	11,700,474
Infineon Technologies	1,020,700 [a]	10,651,499	ROHM	148,300	14,925,769
KarstadtQuelle	1,018,162	11,825,046	SKYLARK	672,200	11,685,122
Medion	168,762 [b]	3,426,125	SOHGO SECURITY SERVICES	388,400	5,544,059
Volkswagen	353,527	17,439,549	SUMITOMO CHEMICAL	1,867,000	9,966,860
		125,102,513	Sekisui House	1,206,500	13,308,725
Greece—.0%
			77 Bank	1,805,600	12,765,734
Hellenic Telecommunications
Organization	1,900	36,836	Shin-Etsu Chemical	397,800	16,250,715

32

Mellon International Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Japan (continued)			Switzerland—7.9%
Shiseido	175,100	2,385,481	Ciba Specialty Chemicals	198,569	14,061,386
Sumitomo Bakelite	1,710,000	11,222,770	Clariant	166,977	2,868,008
Sumitomo Mitsui Financial	2,848	19,781,373	Julius Baer, Cl. B	8,829	3,135,568
TAKEFUJI	217,720	15,517,953	Lonza	177,983	11,117,234
TDK	77,500	5,612,772	Nestle	92,730	25,747,245
TOYODA GOSEI	433,800	8,184,201	Novartis	509,340	25,543,741
Takeda Pharmaceutical	322,100	15,438,613	Swiss Re	261,170	19,168,956
Toyota Motor	264,000	10,279,646	Swisscom	320	125,768
Yamaha Motor	914,600	15,688,857
			UBS	207,319	18,009,890
		419,945,983
			Zurich Financial Services	39,940 [a]	7,362,164
Netherlands—5.8%
					127,139,960
ABN AMRO	344,355	9,480,850
Aegon	1,050,730	15,167,151	United Kingdom—18.9%
DSM	870	61,812	BAA	954,940	11,163,845
Heineken	501,437	17,119,287	BAE Systems	2,252,534	11,087,801
Koninklijke (Royal)			BOC	527,424	10,050,037
Philips Electronics	505,790	13,992,492	BT	4,899,583	19,642,614
Koninklijke (Royal) Philips			Barclays	908,182	9,866,326
Electronics (New York Shares)	240,980	6,679,966	Boots	1,117,589	14,257,952
Royal Dutch Petroleum	246,250	15,522,782	Bunzl	1,406,838	13,532,103
Wolters Kluwer	804,293	15,550,828	Centrica	1,814,690	8,252,161
		93,575,168	Diageo	1,320,627	18,803,528
New Zealand—.2%			GKN	3,848,282	19,053,652
Carter Holt Harvey	2,197,533	3,673,990
			GlaxoSmithKline	1,242,571	29,697,949
Portugal—.5%			Lloyds TSB	1,372,214	12,922,020
EDP	2,772,300	8,113,699	Marks & Spencer	958,800	6,461,750
Singapore—1.8%			Rexam	853,263	7,522,399
DBS	1,691,640	15,528,238	Rio Tinto	499,254	17,615,369
United Overseas Bank	1,532,400	12,839,231	Royal Bank of Scotland	628,369	21,542,704
		28,367,469	Sainsbury (J)	2,101,781	11,537,924
South Africa-1.0%
			Shell Transport & Trading	2,928,145	27,475,558
Anglo American	610,700	15,230,074
			Unilever	1,903,660	18,219,429
Spain—3.3%			Vodafone	5,940,704	15,563,546
Banco de Sabadell	538,327	13,723,449
					304,268,667
Endesa	913,401	20,672,354
			Total Common Stocks
Repsol YPF	62,600	1,704,448	(cost $1,223,634,240)	1,539,725,162

Repsol YPF, ADR	634,451	17,339,546

		53,439,797	Preferred Stocks—.0%

Sweden—.9%
Electrolux, Cl. B	513,230	12,340,506	Germany;
Svenska Cellulosa, Cl. B	64,700	2,529,782	Henkel KGaA
		14,870,288	(cost $156,284)	1,950	174,492

The Funds 33

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon International Fund (continued)

	Principal		Investment of Cash Collateral
Short-Term Investments—3.6%	Amount ($)	Value ($)	for Securities Loaned—.1%	Shares	Value ($)

Repurchase Agreements;			Registered Investment Company;
J.P. Morgan Chase & Co.,			Dreyfus Institutional Cash
2.55%, dated 2/28/2005,			Advantage Plus Fund
due 3/1/2005 in the			(cost $2,472,708)	2,472,708	[c] 2,472,708

amount of $57,304,059
(fully collateralized by			Total Investments
$58,947,000 U.S. Treasury			(cost $1,283,563,232)	99.6%	1,599,672,362
Bills, 2.75%, 6/23/2005,			Cash and Receivables (Net)	.4%	6,618,649
value $58,440,056)
(cost $57,300,000)	57,300,000	57,300,000	Net Assets	100.0%	1,606,291,011

ADR—American Depository Receipts.
[a] Non-income producing.
[b] A portion of this security is on loan.At February 28, 2005, the total market value of the fund’s security on loan is $2,074,316 and the total market value of the collateral held by the fund is $2,472,708.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

		Value (%)			Value (%)

Banking		15.6	Electronic Components		3.5

Chemicals		7.5	Utilities		3.2
Food & Household Products		7.1	Transportation		3.1
Financial Services		6.0	Forest Products & Paper		2.6
Energy		5.2	Appliances & Household Durables		2.4
Healthcare		4.9	Beverages & Tobacco		2.2
Automobiles		4.6	Merchandising		2.2
Telecommunications		3.8	Other		22.0
Short Term/Money Market Investments		3.7			99.6

† Based on net assets.
See notes to financial statements.

34

STATEMENT OF INVESTMENTS February 28, 2005 (Unaudited)
Mellon Emerging Markets Fund

Common Stocks—92.6%	Shares	Value ($)		Shares		Value ($)

Brazil—6.1%			India—10.5%
Banco Itau, ADR	69,420	6,015,937	Bharat Petroleum	1,157,348		11,172,204
Brasil Telecom Participacoes, ADR	234,540	7,974,360	Dr. Reddy’s Laboratories	139,300		2,299,872
Companhia de Saneamento Basico			Dr. Reddy’s Laboratories, ADR	584,400		10,297,128
do Estado de Sao Paulo	123,584	7,490,914	Gail India	946,181		5,094,804
Companhia de Saneamento Basico			Gail India, GDR	170,200	[a]	5,652,342
do Estado de Sao Paulo, ADR	210,100	3,172,510	Hindalco Industries, GDR	466,600	[a]	14,977,860
Empresa Brasileira			Hindustan Lever	2,564,864		8,365,156
de Aeronautica, ADR	373,950	12,628,292
			Hindustan Petroleum	1,429,157		11,416,753
Grendene	289,400	3,214,686
			ICICI Bank	1,256,384		10,871,709
Petroleo Brasileiro, ADR	671,320	32,760,416
			Mahanagar Telephone Nigam	4,322,957		13,321,596
Telecomunicacoes Brasileiras, ADR	272,800	8,443,160
			Mahanagar Telephone Nigam, ADR	358,450		2,448,213
Tim Participacoes, ADR	174,812	2,854,680
			NIIT	125,367		567,858
		84,554,955
			NIIT Technologies	224,816		685,242
Chile—.4%
			Oil and Natural Gas	442,006		8,459,990
Banco Santander Chile, ADR	138,500	4,882,125
			Reliance Industries	1,982,749		25,048,440
China—1.8%
			State Bank of India, GDR	337,700	[a]	15,128,960
China Telecom, Cl. H	13,405,000	5,156,430
						145,808,127
Foxconn International	2,500,000	1,282,216
			Indonesia—2.3%
Huadian Power International, Cl. H	29,094,300	8,859,977
			PT Astra Agro Lestari	4,659,200		1,558,967
Huaneng Power International, Cl. H	3,618,000	2,806,629
			PT Bank Mandiri	21,021,500		4,106,825
Qingling Motors, Cl. H	8,818,500	1,447,324
			PT Gudang Garam	5,123,700		8,516,642
Sinopec Yizheng
Chemical Fibre, Cl. H	19,060,000	3,934,684	PT Indofood Sukses Makmur	77,099,500		7,739,243
Sinotrans, Cl. H	3,622,000	1,230,709	PT Telekomunikasi Indonesia	19,581,500		9,352,402
		24,717,969				31,274,079
Croatia—.4%			Israel—.6%
Pliva, GDR	390,300 [a]	5,815,470	Bank Hapoalim	1,160,682		4,229,411
Egypt—.6%			Koor Industries	1	[b]	55
Commercial International Bank, GDR	661,000 [a]	5,479,690	Supersol	1,615,586	[b]	4,539,940
Suez Cement	210,780	3,360,824				8,769,406
		8,840,514	Malaysia—3.4%
Hong Kong—4.5%			Commerce Asset	1,485,000		1,821,079
Beijing Enterprises	1,001,000	1,469,605	Gamuda	7,233,300		10,278,900
Brilliance China Automotive	9,683,000	2,110,668	Genting	2,390,600		12,330,463
China Mobile (Hong Kong)	9,750,100	31,816,905	Kuala Lumpur Kepong	2,206,400		3,745,074
China Mobile (Hong Kong), ADR	78,500	1,271,700	MK Land	800,000		418,948
China Resources Enterprise	5,648,300	8,038,996	Resorts World	2,100,300		5,582,376
Denway Motors	18,581,500	7,207,211	Sime Darby	8,659,200		13,672,421
Shanghai Industrial	4,666,600	10,531,115				47,849,261
		62,446,200	Mexico—6.8%
Hungary—1.9%			Cemex	1,112,444		8,895,104
Gedeon Richter	74,983	11,492,426	Coca-Cola Femsa, ADR	810,000		20,817,000
Magyar Tavkozlesi	2,772,200	14,418,384	Controladora Comercial Mexicana	9,127,100		9,986,606
		25,910,810	Desc, Ser. B	6,871,166	[b]	2,011,049

The Funds 35

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon Emerging Markets Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Mexico (continued)			South Korea—20.1%
Embotelladoras Arca	180,000	395,522	CJ	127,030	8,966,080
Grupo Continental	2,047,500	3,706,199	Cheil Communications	3,599	596,549
Kimberly-Clark de Mexico, Cl. A	3,932,100	13,048,809	Hyundai Department Store	119,650	5,657,914
Telefonos de Mexico, ADR	909,700	35,669,337	Hyundai Development	304,840	5,417,017
		94,529,626	Hyundai Motor	218,880	12,616,378
Philippines—.5%			INI Steel	231,430	4,619,384
ABS-CBN Broadcasting	1,568,300	502,017	Industrial Bank of Korea	865,600	7,531,452
Bank of the Philippine Islands	4,136,576	4,388,538	KT, ADR	837,450	19,437,215
Manila Electric, Cl. B	2,878,000 [b]	1,631,937	Kangwon Land	1,021,547	13,118,921
		6,522,492	Kia Motors	508,010	7,181,426
Poland—1.7%			Kookmin Bank	493,114	22,777,989
Bank Przemyslowo-Handlowy	21,249	3,865,688	Kookmin Bank, ADR	83,340 [b]	3,841,141
KGHM Polska Miedz	654,966 [b]	7,349,659	Korea Electric Power	1,092,620	29,912,444
Powszechna Kasa			Korea Electric Power, ADR	69,700	975,800
Oszczednosci Bank Polski	215,000 [a]	2,047,062	Korea Fine Chemical	12,180	145,505
Telekomunikacja Polska	1,241,766	9,627,403	Kumho Tire, GDR	308,200 [a]	2,296,090
		22,889,812	LG Chem	248,660	11,634,664
Russia—2.5%			LG Electronics	81,040	6,373,479
Gazprom, ADR	189,400	6,922,570	LG Household & Health Care	208,610	7,040,198
LUKOIL, ADR	198,500	27,864,437	POSCO	65,000	14,333,002
		34,787,007	POSCO, ADR	71,350	3,870,738
South Africa—12.4%			SK Telecom	45,100	8,126,531
Alexander Forbes	1,618,288	3,264,421	SK Telecom, ADR	256,800	5,469,840
Anglo American Platinum	70,914	2,812,058	Samsung	275,570	4,389,368
Aveng	2,461,641	5,092,962	Samsung Electro-Mechanics	536,100	15,210,403
Bidvest Group	879,267	11,475,752	Samsung Electronics	60,770	31,882,320
Illovo Sugar	833,876	1,236,416	Samsung Fire & Marine Insurance	162,290	13,248,163
Impala Platinum Holdings	180,955	15,911,286	Samsung SDI	96,640	11,881,573
Imperial Holdings	151,196	2,763,190			278,551,584
Nampak	4,196,510	11,706,614	Taiwan—13.0%
Nedcor	2,237,963	30,875,640	Accton Technology	3,368,225 [b]	1,603,917
Network Healthcare Holdings	3,057,800 [b]	2,667,621	Advanced Semiconductor
Old Mutual	5,581,286	15,212,180	Engineering	6,219,000 [b]	4,902,365
Sanlam	4,954,300	11,377,610	Asustek Computer	4,907,025	14,051,648
Sappi	1,417,581	19,190,783	Benq	6,887,000	7,689,154
Sasol	835,761	21,037,759	China Motor	5,797,000	7,516,702
Shoprite Holdings	1,733,836	4,259,782	Chunghwa Telecom, ADR	113,100	2,465,580
Steinhoff International Holdings	3,934,770	9,273,686	Compal Electronics	22,456,306	21,603,718
Tongaat-Hulett Group	341,416	3,590,693	Delta Electronics	3,616,800	6,342,201
		171,748,453	Elan Microelectronics	2,204,726	1,376,180

36

Mellon Emerging Markets Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Preferred Stocks (continued)	Shares	Value ($)

Taiwan (continued)			Brazil (continued):
First Financial	13,499,000 [b]	11,683,497	Companhia de Tecidos
Nien Hsing Textile	2,056,000	2,024,247	Norte de Minas	53,122	5,353,221
President Chain Store	2,208,000	3,729,730	Companhia Energetica
Quanta Computer	10,356,984	18,494,614	de Minas Gerais	315,202	8,190,396
SinoPac Financial Holdings	25,181,225	15,555,969	Companhia Paranaense
			de Energia	1,332,700	7,301,548
Taiwan Cellular	6,539,806	7,049,019
United Microelectronics	54,017,869 [b]	36,150,955	Duratex	37,900	1,785,251
United Microelectronics, ADR	1,099,338 [b]	4,067,551	Telecomunicacoes de Sao Paulo	190,758	3,985,295
Yageo	35,281,960 [b]	13,565,618	Telemar Norte Leste	150,904	4,078,486
		179,872,665	Telemig Celular Participacoes	2,780,505	4,197,596
Thailand—2.3%			Total Preferred Stocks
Charoen Pokphand Foods	20,310,700	1,945,280	(cost $24,898,548)		44,398,099

Delta Electronics	956,700	513,287		Principal
			Short-Term Investments—2.7%
Kasikornbank	5,851,700 [b]	9,547,759		Amount ($)	Value ($)

Krung Thai Bank	38,766,800	9,949,621	Repurchase Agreements;
Siam Commercial Bank	6,922,500	9,197,764	J.P. Morgan Chase & Co.,
Siam Makro	547,400	719,506	2.55%, dated 2/28/2005,
		31,873,217	due 3/1/2005 in the amount
Turkey—.8%			of $37,502,656 (collateralized by
Tupras-Turkiye Petrol Rafinerileri	824,754	10,928,151	$38,578,000 U.S. Treasury Bills,
			2.75%, 6/23/2005,
Total Common Stocks			value $38,246,229
(cost $928,381,390)	1,282,571,923		(cost $37,500,000)	37,500,000	37,500,000

Preferred Stocks—3.2%			Total Investments

			(cost $990,779,938)	98.5%	1,364,470,022
Brazil:
Banco Bradesco	289,983	9,169,733	Cash and Receivables (Net)	1.5%	20,319,078
Banco Bradesco Receipt	10,696	336,573	Net Assets	100.0%	1,384,789,100

ADR—American Depository Receipts.
GDR—Global Depository Receipts.
[a] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional
buyers.These securities have been determined to be liquid by the Board of Trustees.At February 28, 2005, these securities amounted to $51,397,474 or 3.7% of net assets.
[b] Non-income producing.

Portfolio Summary (Unaudited) †
	Value (%)			Value (%)

Telecommunications	12.5	Healthcare		4.1
Electronic Components	9.5	Beverages & Tobacco	The Funds	3.2 37
Banking	9.3	Multi-Industry		3.0
Energy	5.6	Wholesale & International Trading		3.0
Utilities	5.1	Automobiles		2.9
Energy Equipment & Services	5.0	Short-Term Investments		2.7
Financial Services	5.0	Other		23.2
Metals	4.4			98.5

† Based on net assets.

See notes to financial statements.

The Funds 37

STATEMENT OF INVESTMENTS February 28, 2005 (Unaudited)
Mellon Balanced Fund

Common Stocks—42.8%	Shares	Value ($)		Shares	Value ($)

Consumer Cyclical—4.2%			Health Care (continued)
Bed Bath & Beyond	34,100 [a]	1,279,432	Johnson & Johnson	34,130	2,238,928
CVS	23,260	1,159,046	Medtronic	14,300	745,316
Chico’s FAS	23,800 [a]	700,910	Merck & Co.	33,150	1,050,855
Gap	35,700	761,481	Novartis, ADR	19,100 [b]	954,427
Harrah’s Entertainment	6,600	432,894	Pfizer	129,233	3,397,536
Home Depot	16,140	645,923	UnitedHealth Group	26,490	2,414,828
McDonald’s	48,070	1,590,156	Wyeth	39,950	1,630,759
Nordstrom	20,200	1,085,952			20,473,868
Starbucks	16,800 [a]	870,408	Interest Sensitive—9.2%
Starwood Hotels &			Allstate	17,510	939,937
Resorts Worldwide	20,700	1,184,868	American Express	25,150	1,361,872
Target	30,900	1,570,338	American International Group	45,336	3,028,445
Wal-Mart Stores	46,450	2,397,284	Bear Stearns Cos.	7,530	749,235
Walgreen	36,600	1,567,578	Capital One Financial	13,370	1,025,212
		15,246,270	Citigroup	55,326	2,640,157
Consumer Staples—3.2%			Fannie Mae	18,100	1,058,126
Altria Group	28,700	1,884,155	Freddie Mac	23,530	1,458,860
Archer-Daniels-Midland	30,400	732,640	General Electric	119,940	4,221,888
Coca-Cola	15,250	652,700	Goldman Sachs Group	15,600	1,697,280
Fortune Brands	9,810	794,610	J.P. Morgan Chase & Co.	89,722	3,279,339
General Mills	12,600	659,862	Lehman Brothers Holdings	11,710	1,067,718
Gillette	20,400	1,025,100	MBNA	36,470	925,244
Kimberly-Clark	20,140	1,328,837	Morgan Stanley	14,640	826,721
PepsiCo	39,190	2,110,773	New York Community Bancorp	16,673	306,116
Procter & Gamble	44,240	2,348,702	PNC Financial Services Group	17,300	910,672
		11,537,379	Radian Group	7,350	355,225
Energy—4.3%			RenaissanceRe Holdings	9,600	457,152
Amerada Hess	14,220	1,427,688	St. Paul Travelers Cos.	46,300	1,774,216
Apache	20,060 [b]	1,261,373	Simon Property Group	12,900	799,284
ConocoPhillips	21,910	2,429,600	U.S. Bancorp	42,076	1,251,761
Devon Energy	21,778	1,018,993	Wachovia	16,487	873,976
Exxon Mobil	81,310	5,147,736	Wells Fargo	36,430	2,163,213
Occidental Petroleum	28,890	2,030,100			33,171,649
Suncor Energy	23,510	918,065
			Producer Goods & Services—5.3%
XTO Energy	28,100	1,279,112
			Air Products & Chemicals	17,240	1,079,569
		15,512,667
			Boeing	27,800	1,528,166
Health Care—5.7%
			Caterpillar	15,450	1,468,522
Abbott Laboratories	35,430	1,629,426
			Companhia Vale do Rio Doce, ADR	24,500	857,500
Aetna	11,570	1,689,451
			Cooper Industries, Cl. A	9,880	685,376
Amgen	32,190 [a]	1,983,226
			Deere & Co.	14,580	1,036,784
Biogen Idec	8,200 [a,b]	316,930
			Freeport-McMoRan Copper & Gold, Cl. B	31,540	1,319,003
Boston Scientific	57,900 [a]	1,891,014
			General Dynamics	7,400	779,590
Genzyme	9,470 [a]	531,172

38

Mellon Balanced Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares	Value ($)

Producer Goods & Services (continued)				Utilities (continued)
Honeywell International	27,890		1,058,983	SBC Communications	35,357	850,336
ITT Industries	7,680		675,456	Sprint (FON Group)	30,800	729,344
Inco	30,230	[a]	1,254,545	Telefonos de Mexico, ADR	25,730	1,008,873
Ingersoll-Rand, Cl. A	14,580		1,228,365			7,218,786
PPG Industries	13,850		996,508	Total Common Stocks
Pentair	19,520		808,909	(cost $108,629,435)		154,234,401

3M	13,110		1,100,453		Principal
				Bonds and Notes—29.0%
Tyco International	47,500		1,590,300		Amount ($)	Value ($)

United Technologies	15,590		1,557,129	Banking/Finance—3.6%
			19,025,158	AXA Financial,
Services—2.1%				Sr. Notes, 7.75%, 8/1/2010	1,000,000	1,148,766
Cendant	61,310		1,356,177	American Express,
McGraw-Hill Companies	12,840		1,179,354	Notes, 4.75%, 6/17/2009	375,000 [b]	381,399
News, Cl. B	85,860	[b]	1,477,651	Bank of America,
				Sr. Notes, 5.875%, 2/15/2009	750,000	792,653
Nextel Communications, Cl. A	42,400	[a]	1,247,832
				Bear Stearns Cos.,
PHH	3,065	[a]	64,365	Notes, 4.5%, 10/28/2010	250,000	249,487
Time Warner	45,200	[a]	778,796	CIT Group,
Walt Disney	57,910		1,618,005	Debs., 5.875%, 10/15/2008	1,200,000	1,258,698
			7,722,180	Caterpillar Financial Services,
Technology—6.8%				Notes, 3.625%, 11/15/2007	810,000	800,164
Agilent Technologies	47,700	[a]	1,144,800	Citigroup,
Amdocs	30,330	[a]	890,186	Sub. Notes, 6.625%, 6/15/2032	505,000	578,059
Cisco Systems	111,970	[a]	1,950,517	Countrywide Home Loan,
Computer Associates International	150	[b]	4,064	Notes, 3.25%, 5/21/2008	600,000	580,325
Dell	58,570	[a]	2,348,071	ERP Operating,
EMC	76,230	[a]	965,072	Notes, 4.75%, 6/15/2009	750,000	756,426
eBay	48,840	[a]	2,092,306	Ford Motor:
				Sr. Notes, 5.8%, 1/12/2009	500,000	499,907
Intel	103,080		2,471,858	Notes, 7.45%, 7/16/2031	600,000 [b]	580,146
International Business Machines	16,840		1,559,047	General Electric Capital:
Lexmark International	8,800	[a]	705,144	Notes, 3.125%, 4/1/2009	220,000	210,503
Linear Technology	26,830		1,047,980	Notes, 6.75%, 3/15/2032	200,000	236,391
Maxim Integrated Products	21,400		920,628	Goldman Sachs,
Microsoft	192,680		4,851,682	Notes, 4.75%, 7/15/2013	1,000,000	985,452
QUALCOMM	49,160		1,775,168	KFW,
Symantec	49,900	[a,b]	1,098,299	Gtd. Notes, 3.75%, 1/24/2008	975,000	973,265
Xilinx	16,610		501,622	Landwirtsch. Rentenbank,
				Gtd. Notes, 3.25%, 10/12/2007	895,000	876,466
			24,326,444
				Lehman Brothers,
Utilities—2.0%				Notes, 7%, 2/1/2008	875,000	941,411
Ameren	9,500		488,965	Mack-Cali Realty,
Constellation Energy Group	19,200		988,224	Notes, 7.75%, 2/15/2011	475,000	541,703
Entergy	12,780		883,354	Morgan Stanley,
Exelon	31,220		1,416,139	Sub. Notes, 4.75%, 4/1/2014	775,000	755,896
PPL	15,650		853,551			13,147,117
The Funds 39

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon Balanced Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Commercial Mortgage			Industrial (continued)
Pass-Through Ctfs.—1.7%			Univision Communications,
ABN Amro Mortgage,			Sr. Notes, 3.5%, 10/15/2007	1,150,000	1,123,878
Ser. 2002-1A, Cl. M,			Wal-Mart Stores,
5.639%, 6/25/2032	244,125 [c]	247,657	Sr. Notes, 6.875%, 8/10/2009	375,000	413,604
Asset Securization,			Weyerhaeuser,
Ser. 1995-MD IV, Cl. A1,			Debs., 6.875%, 12/15/2033	300,000	341,935
7.1%, 8/13/2029	535,833	549,732			5,790,393
Bank One Issuance Trust,
Ser. 2003-C3, Cl. C3,			Media/Telecommunications—1.6%
4.77%, 2/16/2016	1,800,000	1,747,202	America Movil SA de CV,
GS Mortgage Securities II,			Notes, 6.375%, 3/1/2035	750,000	734,688
Ser. 1998-GLII, Cl. A2,			Comcast,
6.562%, 4/13/2031	2,375,000	2,510,565	Bonds, 7.05%, 3/15/2033	885,000	1,032,913
Harley-Davidson Motorcycle Trust,			Comcast Cable Communications,
Ser. 2003-4, Cl. A2,			Sr. Notes, 6.875%, 6/15/2009	925,000	1,010,391
2.69%, 4/15/2011	670,000	658,969	Sprint Capital,
Honda Auto Receivables Owner Trust,			Gtd. Sr. Notes, 6.125%,
Ser. 2004-3, Cl. A4,			11/15/2008	950,000	1,002,997
3.28%, 2/18/2010	580,000	565,011	Time Warner,
		6,279,136	Gtd. Notes, 6.95%, 1/15/2028	1,150,000	1,303,226
Foreign/Governmental—.8%			Verizon New York,
Italy,			Debs., 7.375%, 4/1/2032	500,000 [b]	579,360
Notes, 3.25%, 5/15/2009	475,000	455,119			5,663,575
Province of Ontario:			Real Estate
Sr. Bonds, 5.5%, 10/1/2008	465,000 [b]	486,128	Investment Trusts—.1%
Notes, 5.125%, 7/17/2012	500,000	523,100	Liberty Property,
Province of Quebec,			Sr. Notes, 7.25%, 3/15/2011	250,000	279,007
Notes, 5%, 7/17/2009	315,000	324,447	Residential Mortgage
United Mexican States,			Pass-Through Ctfs.—.1%
Notes, 6.625%, 3/3/2015	1,000,000	1,074,000	Washington Mutual,
		2,862,794	Ser. 2003-S4, Cl. 4A1,
Industrial—1.6%			4%, 2/25/2032	351,025	350,560
Conoco Funding,			U.S. Governments—4.1%
Notes, 6.35%, 10/15/2011	490,000	540,611	U.S. Treasury Bonds,
ConocoPhillips,			5.375%, 2/15/2031	4,400,000	4,839,296
Gtd. Notes, 3.625%, 10/15/2007	200,000	197,622	U.S. Treasury Notes:
Federated Department Stores,			3.375%,
Notes, 6.3%, 4/1/2009	775,000	826,261	9/15/2009-10/15/2009	2,040,000 [b]	1,988,086
General Motors,			4%, 2/15/2015	800,000 [b]	777,250
Debs., 8.375%, 7/15/2033	900,000 [b]	886,439	4.25%, 11/15/2014	1,555,000	1,540,727
IBM,			4.375%, 5/15/2007	2,125,000 [b]	2,158,936
Debs., 7%, 10/30/2025	650,000	782,589	5.5%, 2/15/2008	35,000 [b]	36,725
			6%, 8/15/2009	3,045,000 [b]	3,298,923
News America Holdings,
Gtd. Notes, 7.75%, 12/1/2045	550,000	677,454			14,639,943

40

Mellon Balanced Fund (continued)

	Principal				Principal
Bonds and Notes (continued)	Amount ($)		Value ($)		Amount ($)	Value ($)

U.S. Government Agencies—3.7%				U.S. Government Agencies/
Federal Farm Credit Bank:				Mortgaged-Backed (continued)
Bonds, 2.125%, 7/17/2006	45,000		44,142	Government National
Bonds, 2.375%, 10/2/2006	1,250,000		1,226,056	Mortgage Association I:
Bonds, 3%, 12/17/2007	620,000		606,872	6%, 10/15/2008-10/15/2033	1,166,996	1,207,380
Bonds, 3.25%, 6/15/2007	1,080,000		1,066,415	6.5%, 2/15/2024-5/15/2028	1,309,858	1,379,813
Federal Home Loan Bank:				7%, 5/15/2023-11/15/2023	467,022	497,523
Bonds, 2.75%, 12/15/2006	945,000		931,194	7.5%, 3/15/2027	205,995	221,702
Bonds, 3.625%,				8%, 2/15/2008	231,150	238,445
11/14/2005-1/15/2008	1,810,000		1,790,969	9%, 12/15/2009	490,425	516,629
Bonds, 3.875%, 2/15/2008	760,000		758,277	Government National
Federal Home Loan Mortgage Corp.:				Mortgage Association II,
Notes, 3.25%, 11/2/2007	155,000		152,600	6.5%, 4/20/2031	179,014	187,404
Notes, 3.3%, 9/14/2007	925,000		913,160			40,986,455
Notes, 3.375%, 8/23/2007	795,000		785,540	Utilities—.3%
Notes, 3.75%, 8/3/2007	730,000		727,673	FPL Group Capital,
Federal National Mortgage Association:				Gtd. Debs., 6.125%, 5/15/2007	700,000	730,334
Notes, 3.125%, 12/15/2007	830,000		812,621	Virginia Electric & Power,
Notes, 3.55%, 2/16/2007	535,000		532,724	Notes, 4.5%, 12/15/2010	500,000	497,204
Notes, 3.8%, 1/18/2008	655,000		650,351			1,227,538
Notes, 4%, 12/15/2008	2,210,000		2,192,950	Total Bonds and Notes
Tennessee Valley Authority,				(cost $103,420,798)		104,614,083

Bonds, 5.625%, 1/18/2011	185,000		196,021

			13,387,565	Other Investments—27.5%	Shares	Value ($)

U.S. Government Agencies/
Mortgaged-Backed—11.4%				Registered Investment Companies:
Federal Home Loan Mortgage Corp.:				Mellon Emerging Markets Fund,
4.093%, 7/1/2031	191,527	[c]	196,311	Class M Shares	899,547 [e]	19,547,148
4.5%, 6/1/2018	1,469,345		1,455,107	Mellon International Fund,
5%, 10/1/2018	1,536,908		1,550,832	Class M Shares	2,124,442 [e]	34,267,247
5.5%	1,930,000	[d]	1,948,698	Mellon Mid Cap Stock Fund,
5.5%, 9/1/2006-11/15/2014	2,541,260		2,606,436	Class M Shares	2,218,248 [e]	30,079,439
6.5%, 8/1/2032	1,124,729		1,172,170	Mellon Small Cap Stock Fund,
7%, 8/1/2029	174,373		184,017	Class M Shares	885,093 [e]	15,090,832
8.5%, 6/1/2018	725,717		789,892	(cost $74,492,079)		98,984,666

Federal National Mortgage Association:
					Principal
4.5%, 6/1/2019	1,641,978		1,623,246	Short-Term Investments—2.9%	Amount ($)	Value ($)

5%	3,330,000	[d]	3,352,877
5%, 5/1/2019-7/1/2034	10,145,440		10,078,685	Repurchase Agreements—.4%
5.5%, 9/1/2033-7/1/2034	3,533,299		3,568,013	Salomon Smith Barney, Tri-Party
6%	3,725,000	[d]	3,821,589	Repurchase Agreement, 2.61%,
6.5%, 3/1/2017-9/1/2032	2,433,387		2,540,847	dated 2/28/2005, due 3/1/2005
7%, 6/1/2009-6/1/2032	816,527		858,456	in the amount of $1,300,094
7.5%, 7/1/2032	351,028		375,488	(fully collateralized by $1,338,000
8%, 2/1/2013	296,750		312,142	Freddie Mac Notes, 3.375%,
Ser. 333, Cl. 2, 5.5%, 3/1/2033				due 4/15/2009, value $1,326,251)
(Interest Only Obligation)	1,356,178		302,753	(cost $1,300,000)	1,300,000	1,300,000

The Funds 41

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon Balanced Fund (continued)

Short-Term	Principal		Investment of Cash Collateral
Investments (continued)	Amount ($)	Value ($)	for Securities Loaned—4.5%	Shares	Value ($)

U.S. Government Agency			Registered Investment Company;
Discount Notes—2.5%			Dreyfus Institutional Cash
Federal Home Loan Mortgage Corp.,			Advantage Plus Fund
2.38%, 3/14/2005	1,719,000	1,717,523	(cost $16,238,864)	16,238,864 [f]	16,238,864

Federal National Mortgage Association:
2.28%, 3/14/2005	2,138,000	2,136,131	Total Investments
2.42%, 3/14/2005-3/17/2005	5,362,000	5,356,631	(cost $313,291,461)	106.7%	384,582,299
		9,210,285	Liabilities, Less Cash
Total Short-Term Investments			and Receivables	(6.7%)	(24,256,431)
(cost $10,510,285)		10,510,285	Net Assets	100.0%	360,325,868

ADR—American Depository Receipts.
[a] Non-income producing.
[b] All or a portion of these securities are on loan.At February 28, 2005 the total market value of the fund’s securities on loan is $15,444,939 and the total market value of the collateral held by the fund is $16,238,864.
[c] Variable rate security—interest rate subject to periodic change.
[d] Purchased on a forward commitment basis.
[e] Investments in affiliated mutual funds.
[f] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †
	Value (%)		Value (%)

Registered Investment Companies	27.5	Producer Goods & Services	5.3
U.S. Government Agencies/Mortgage-Backed	11.4	Energy	4.3
Interest Sensitive	9.2	Consumer Cyclical	4.2
Short Term/Money Market Investments	7.4	U.S. Governments	4.1
Technology	6.8	Other	20.8
Health Care	5.7		106.7

† Based on net assets.

See notes to financial statements.

42

STATEMENT OF ASSETS AND LIABILITIES February 28, 2005 (Unaudited)
	Mellon	Mellon	Mellon	Mellon
	Large Cap	Income	Mid Cap	Small Cap
	Stock Fund	Stock Fund	Stock Fund	Stock Fund

Assets ($):
Investments in securities—
See Statement of Investments †
(including securities on loan) ††—Note 2(b):
Unaffiliated isuers	1,661,245,712	356,648,718	1,380,304,263	882,095,516
Affiliated issuers	29,158,334	5,370,014	89,000,191	70,876,847
Cash	—	—	400,951	253,502
Dividends and interest receivable	2,620,181	910,318	1,015,328	439,244
Receivable for investment securities sold	—	1,538,674	1,292,009	22,365,604
Receivable for shares of Beneficial Interest subscribed	1,403,836	1,016,245	—	547,577
Prepaid expenses	35,535	14,294	43,427	13,833
	1,694,463,598	365,498,263	1,472,056,169	976,592,123

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	840,506	177,109	809,993	593,320
Due to Administrator—Note 4(a)	171,139	36,029	141,664	91,880
Cash overdraft due to Custodian	811,840	673,633	—	—
Liability for securities on loan—Note 2(b)	29,158,334	5,370,014	89,000,191	70,876,847
Payable for investment securities purchased	—	3,954,882	—	17,162,364
Payable for shares of Beneficial Interest redeemed	518,633	59,585	607,070	1,192,376
Accrued expenses	26,753	15,071	46,954	40,526
	31,527,205	10,286,323	90,605,872	89,957,313

Net Assets ($)	1,662,936,393	355,211,940	1,381,450,297	886,634,810

Composition of Net Assets ($):
Paid-in capital	1,287,597,368	250,637,242	984,743,805	645,707,588
Accumulated undistributed
investment income—net	570,024	118,299	—	80,744
Accumulated distributions in excess
of investment income—net	—	—	(152,686)	—
Accumulated net realized gain
(loss) on investments	(95,281,836)	796,948	30,913,152	44,667,636
Accumulated net unrealized appreciation
(depreciation) on investments	470,050,837	103,659,451	365,946,026	196,178,842

Net Assets ($)	1,662,936,393	355,211,940	1,381,450,297	886,634,810

Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,659,663,094	354,162,776	1,347,208,008	882,217,990
Shares Outstanding	173,517,929	36,292,822	99,345,490	51,732,939
Net Asset Value Per Share ($)	9.56	9.76	13.56	17.05

Investor Shares
Net Assets ($)	3,273,299	1,049,164	25,297,169	4,416,820
Shares Outstanding	341,510	106,892	1,871,135	261,837
Net Asset Value Per Share ($)	9.58	9.82	13.52	16.87

Dreyfus Premier Shares
Net Assets ($)	—	—	8,945,120	—
Shares Outstanding	—	—	672,225	—
Net Asset Value Per Share ($)	—	—	13.31	—

† Investments at cost ($):
Unaffiliated issuers	1,191,194,875	252,989,267	1,014,358,237	685,916,674
Affiliated issuers	29,158,334	5,370,014	89,000,191	70,876,847
†† Value of securities on loan ($)	25,545,227	5,161,346	79,479,779	67,362,742

See notes to financial statements.

The Funds 43

STATEMENT OF ASSETS AND LIABILITIES (Unaudited) (continued)
	Mellon	Mellon	Mellon
	International	Emerging	Balanced
	Fund	Markets Fund	Fund

Assets ($):
Investments in securities— See Statement of Investments †
(including securities on loan) ††—Note 2(b):
Unaffiliated issuers	1,597,199,654	1,364,470,022	269,358,769
Affiliated issuers	2,472,708	—	115,223,530
Cash	1,691,273	1,920,933	314,837
Cash denominated in foreign currencies †††	10,142,274	20,664,619	—
Receivable for investment securites sold	10,375,151	6,376,289	1,199,230
Receivable for shares of Beneficial Interest subscribed	4,313,724	1,070,826	86,729
Dividends and interest receivable	3,342,514	2,373,584	989,923
Paydowns receivable	—	—	19,070
Unrealized appreciation on foreign currency exchange contracts—Note 2(e)	21,652	—	—
Prepaid expenses	25,706	28,704	14,176
	1,629,584,656	1,396,904,977	387,206,264

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	1,215,789	1,561,031	127,715
Due to Administrator—Note 4(a)	161,539	138,417	26,905
Payable for investment securities purchased	19,272,832	8,344,572	10,420,193
Liability for securities on loan—Note 2(b)	2,472,708	—	16,238,864
Payable for shares of Beneficial
Interest redeemed	102,029	2,017,424	36,262
Unrealized depreciation on foreign currency
exchange contracts—Note 2(e)	21,116	11,123	—
Accrued expenses	47,632	43,310	30,457
	23,293,645	12,115,877	26,880,396

Net Assets ($)	1,606,291,011	1,384,789,100	360,325,868

Composition of Net Assets ($):
Paid-in capital	1,241,910,347	963,139,399	292,085,378
Accumulated undistributed investment income—net	—	1,069,316	444,140
Accumulated distributions in excess of investment income—net	(1,674,159)	—	—
Accumulated net realized gain (loss) on investments	49,552,969	46,109,841	(3,494,488)
Accumulated net unrealized appreciation
(depreciation) on investments	—	—	71,290,838
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions	316,501,854	374,470,544	—

Net Assets ($)	1,606,291,011	1,384,789,100	360,325,868

Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,603,562,261	1,378,061,825	359,303,125
Shares Outstanding	99,393,767	63,405,886	28,676,126
Net Asset Value Per Share ($)	16.13	21.73	12.53

Investor Shares
Net Assets ($)	2,728,750	6,727,275	1,022,743
Shares Outstanding	163,504	307,842	81,361
Net Asset Value Per Share ($)	16.69	21.85	12.57
† Investments at cost ($):
Unaffiliated issuers	1,281,090,524	990,779,938	222,560,518
Affiliated issuers	2,472,708	—	90,730,943
†† Value of securities on loan ($)	2,074,316	—	15,444,939
††† Cash denominated in foreign currencies (cost) ($)	9,915,606	19,991,745	—

See notes to financial statements.
44

STATEMENT OF OPERATIONS Six Months Ended February 28, 2005 (Unaudited)
	Mellon	Mellon	Mellon	Mellon
	Large Cap	Income	Mid Cap	Small Cap
	Stock Fund	Stock Fund	Stock Fund	Stock Fund

Investment Income ($):
Income:
Cash dividends (net of $14,486 and $4,287 foreign taxes
withheld at source for Mellon Large Cap Stock Fund
and Mellon Small Cap Stock Fund, respectively)	17,957,300	4,770,535	7,128,366	3,953,842
Interest	112,324	117,083	171,935	108,316
Income from securities lending	11,685	532	83,911	177,447
Total Income	18,081,309	4,888,150	7,384,212	4,239,605
Expenses:
Investment advisory fee—Note 4(a)	5,177,463	1,005,781	4,837,111	3,552,140
Administration fee—Note 4(a)	1,081,072	209,984	875,291	567,145
Custodian fees—Note 4(c)	55,055	11,929	47,118	36,586
Trustees’ fees and expenses—Note 4(d)	32,278	7,093	28,934	21,343
Legal fees	14,782	2,922	7,723	9,268
Auditing fees	14,324	7,796	13,637	21,977
Registration fees	11,653	13,112	21,349	21,008
Shareholder servicing costs—Note 4(c)	5,240	1,283	46,148	5,828
Prospectus and shareholders’ reports	3,258	2,469	21,367	1,353
Distribution fees—Note 4(b)	—	—	34,666	—
Interest expense—Note 3	—	—	9,654	—
Miscellaneous	15,517	1,867	11,561	777
Total Expenses	6,410,642	1,264,236	5,954,559	4,237,425
Less—reduction in custody fees
due to earnings credits—Note 2(b)	(180)	(603)	—	(2,156)
Net Expenses	6,410,462	1,263,633	5,954,559	4,235,269
Investment Income—Net	11,670,847	3,624,517	1,429,653	4,336

Realized and Unrealized Gain
(Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	17,139,627	839,563	55,697,457	57,087,368
Net unrealized appreciation (depreciation) on investments	126,546,772	34,908,939	152,620,409	70,871,819
Net Realized and Unrealized Gain
(Loss) on Investments	143,686,399	35,748,502	208,317,866	127,959,187
Net Increase in Net Assets
Resulting from Operations	155,357,246	39,373,019	209,747,519	127,963,523

See notes to financial statements.

The Funds 45

STATEMENT OF OPERATIONS (Unaudited) (continued)
	Mellon	Mellon	Mellon
	International	Emerging	Balanced
	Fund	Markets Fund	Fund

Investment Income ($):
Income:
Cash dividends (net of $401,682, $758,349 and $1,366 foreign taxes withheld at source for Mellon International Fund, Mellon
Emerging Markets Fund and Mellon Balanced Fund, respectively)	7,844,189	9,783,421	2,285,042
Interest	473,918	311,428	2,512,731
Income from securities lending	38,805	—	9,966
Total Income	8,356,912	10,094,849	4,807,739
Expenses:
Investment advisory fee—Note 4(a)	6,050,712	6,815,033	771,308
Administration fee—Note 4(a)	966,026	804,176	175,035
Custodian fees—Note 4(c)	632,479	1,260,056	13,993
Registration fees	33,010	31,652	11,692
Trustees’ fees and expenses—Note 4(d)	32,258	25,742	8,458
Auditing fees	13,664	13,477	20,695
Legal fees	12,498	12,547	2,220
Shareholder servicing costs—Note 4(c)	2,456	6,259	1,230
Interest expense—Note 3	2,377	—	11
Prospectus and shareholders’ reports	66	2,318	9,243
Miscellaneous	19,379	23,335	6,698
Total Expenses	7,764,925	8,994,595	1,020,583
Less—reduction in custody fees due to
earnings credits—Note 2(b)	—	(14,604)	(2,124)
Net Expenses	7,764,925	8,979,991	1,018,459
Investment Income—Net	591,987	1,114,858	3,789,280

Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	—	—	7,225,578
Net realized gain (loss) on investments and foreign currency transactions	76,302,461	67,882,592	—
Net realized gain (loss) on foreign currency exchange contracts	348,730	(230,162)	—
Net Realized Gain (Loss)	76,651,191	67,652,430	7,225,578
Net unrealized appreciation (depreciation) on investments	—	—	21,509,355
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	172,816,672	254,022,715	—
Net Realized and Unrealized Gain (Loss) on Investments	249,467,863	321,675,145	28,734,933
Net Increase in Net Assets Resulting from Operations	250,059,850	322,790,003	32,524,213

See notes to financial statements.
46

STATEMENT OF CHANGES IN NET ASSETS
	Mellon Large Cap Stock Fund		Mellon Income Stock Fund

	Six Months Ended		Six Months Ended
	February 28, 2005	Year Ended	February 28, 2005	Year Ended
	(Unaudited)	August 31, 2004	(Unaudited)	August 31, 2004

Operations ($):
Investment income—net	11,670,847	12,308,880	3,624,517	4,711,642
Net realized gain (loss) on investments	17,139,627	68,780,791	839,563	34,939,890
Net unrealized appreciation (depreciation) on investments	126,546,772	38,241,235	34,908,939	(2,981,630)
Net Increase (Decrease) in Net Assets
Resulting from Operations	155,357,246	119,330,906	39,373,019	36,669,902

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(11,517,310)	(12,496,818)	(3,562,672)	(4,805,224)
Investor Shares	(20,621)	(21,293)	(7,376)	(12,371)
Net realized gain on investments:
Class M Shares	—	—	(27,081,863)	(3,983,636)
Investor Shares	—	—	(75,370)	(14,224)
Total Dividends	(11,537,931)	(12,518,111)	(30,727,281)	(8,815,455)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	85,007,685	186,854,023	77,876,769	45,592,369
Investor Shares	609,288	14,101,149	180,951	88,373
Dividends reinvested:
Class M Shares	556,301	726,047	17,868,965	2,737,835
Investor Shares	14,614	10,984	82,068	26,489
Cost of shares redeemed:
Class M Shares	(114,426,979)	(228,844,318)	(25,079,720)	(72,272,051)
Investor Shares	(1,001,011)	(13,279,261)	—	(555,022)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(29,240,102)	(40,431,376)	70,929,033	(24,382,007)
Total Increase (Decrease) In Net Assets	114,579,213	66,381,419	79,574,771	3,472,440

Net Assets ($):
Beginning of Period	1,548,357,180	1,481,975,761	275,637,169	272,164,729
End of Period	1,662,936,393	1,548,357,180	355,211,940	275,637,169
Undistributed investment income—net	570,024	437,108	118,299	63,830

Capital Share Transactions (Shares):
Class M Shares
Shares sold	9,211,720	21,219,504	8,044,400	4,864,972
Shares issued for dividends reinvested	60,027	82,445	1,876,283	292,117
Shares redeemed	(12,475,759)	(25,953,732)	(2,567,790)	(7,871,834)
Net Increase (Decrease) in Shares Outstanding	(3,204,012)	(4,651,783)	7,352,893	(2,714,745)

Investor Shares
Shares sold	65,936	1,589,881	18,982	9,545
Shares issued for dividends reinvested	1,575	1,249	8,546	2,829
Shares redeemed	(109,042)	(1,468,062)	—	(58,918)
Net Increase (Decrease) in Shares Outstanding	(41,531)	123,068	27,528	(46,544)

See notes to financial statements

The Funds 47

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Mellon Mid Cap Stock Fund		Mellon Small Cap Stock Fund

	Six Months Ended		Six Months Ended
	February 28, 2005	Year Ended	February 28, 2005	Year Ended
	(Unaudited)	August 31, 2004	(Unaudited)	August 31, 2004

Operations ($):
Investment income (loss)—net	1,429,653	3,917,981	4,336	(765,197)
Net realized gain (loss) on investments	55,697,457	107,373,012	57,087,368	43,686,983
Net unrealized appreciation (depreciation) on investments	152,620,409	11,137,361	70,871,819	35,068,269
Net Increase (Decrease) in Net Assets
Resulting from Operations	209,747,519	122,428,354	127,963,523	77,990,055

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(3,984,308)	(3,197,923)	—	—
Investor Shares	(17,531)	(10,284)	—	—
Net realized gain on investments:
Class M Shares	(77,822,375)	—	(19,844,248)	—
Investor Shares	(1,434,735)	—	(84,778)	—
Dreyfus Premier Shares	(570,464)	—	—	—
Total Dividends	(83,829,413)	(3,208,207)	(19,929,026)	—

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	95,715,245	159,457,396	77,893,377	206,754,973
Investor Shares	2,725,774	11,860,398	1,147,751	666,905
Dreyfus Premier Shares	89,952	246,977	—	—
Dividends reinvested:
Class M Shares	46,621,454	668,015	11,761,061	—
Investor Shares	1,344,492	9,349	79,795	—
Dreyfus Premier Shares	488,518	—	—	—
Cost of shares redeemed:
Class M Shares	(77,415,551)	(189,805,996)	(62,609,957)	(94,900,610)
Investor Shares	(2,956,549)	(10,367,338)	(617,909)	(1,315,084)
Dreyfus Premier Shares	(2,230,023)	(7,089,773)	—	—
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	64,383,312	(35,020,972)	27,654,118	111,206,184
Total Increase (Decrease) In Net Assets	190,301,418	84,199,175	135,688,615	189,196,239

Net Assets ($):
Beginning of Period	1,191,148,879	1,106,949,704	750,946,195	561,749,956
End of Period	1,381,450,297	1,191,148,879	886,634,810	750,946,195
Undistributed (distributions in excess of)
investment income—net	(152,686)	2,419,500	80,744	76,408

48

	Mellon Mid Cap Stock Fund		Mellon Small Cap Stock Fund

	Six Months Ended		Six Months Ended
	February 28, 2005	Year Ended	February 28, 2005	Year Ended
	(Unaudited)	August 31, 2004	(Unaudited)	August 31, 2004

Capital Share Transactions:
Class M Shares
Shares sold	7,294,028	13,025,718	4,748,681	14,075,756
Shares issued for dividends reinvested	3,594,561	55,575	707,645	—
Shares redeemed	(5,903,581)	(15,743,025)	(3,828,352)	(6,347,665)
Net Increase (Decrease) in Shares Outstanding	4,985,008	(2,661,732)	1,627,974	7,728,091

Investor Shares [a]
Shares sold	209,048	967,869	71,444	44,983
Shares issued for dividends reinvested	103,983	781	4,851	—
Shares redeemed	(223,641)	(829,700)	(38,351)	(94,651)
Net Increase (Decrease) in Shares Outstanding	89,390	138,950	37,944	(49,668)

Dreyfus Premier Shares [a]
Shares sold	7,032	19,462	—	—
Shares issued for dividends reinvested	38,315	—	—	—
Shares redeemed	(173,849)	(586,382)	—	—
Net Increase (Decrease) in Shares Outstanding	(128,502)	(566,920)	—	—

a During the period ended February 28, 2005, 116,871 Dreyfus Premier shares of Mellon Mid Cap Stock Fund representing $1,499,480 were automatically converted to 115,273 Investor shares and during the period ended August 31, 2004, 408,718 Dreyfus Premier shares of Mellon Mid Cap Stock Fund representing $4,969,465 were automatically converted to 405,061 Investor shares.

See notes to financial statements.

The Funds 49

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Mellon International Fund		Mellon Emerging Markets Fund

	Six Months Ended		Six Months Ended
	February 28, 2005	Year Ended	February 28, 2005	Year Ended
	(Unaudited)	August 31, 2004	(Unaudited)	August 31, 2004

Operations ($):
Investment income—net	591,987	16,404,935	1,114,858	11,759,859
Net realized gain (loss) on investments	76,651,191	88,031,934	67,652,430	80,463,564
Net unrealized appreciation (depreciation) on investments	172,816,672	96,766,316	254,022,715	47,288,199
Net Increase (Decrease) in Net Assets
Resulting from Operations	250,059,850	201,203,185	322,790,003	139,511,622

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(18,606,194)	(13,996,941)	(7,111,602)	(5,321,756)
Investor Shares	(11,955)	(1,305)	(21,031)	(2,047)
Net realized gain on investments:
Class M Shares	(58,460,661)	—	(93,399,039)	(10,285,747)
Investor Shares	(46,662)	—	(338,211)	(5,743)
Total Dividends	(77,125,472)	(13,998,246)	(100,869,883)	(15,615,293)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	214,059,131	352,182,586	171,740,776	412,560,640
Investor Shares	1,939,443	4,308,413	2,535,855	3,575,511
Dividends reinvested:
Class M Shares	16,624,186	3,040,359	57,373,886	7,970,340
Investor Shares	49,927	1,240	348,588	6,955
Cost of shares redeemed:
Class M Shares	(64,858,789)	(97,834,871)	(73,412,208)	(69,024,287)
Investor Shares	(361,158)	(3,874,911)	(485,739)	(578,993)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	167,452,740	257,822,816	158,101,158	354,510,166
Total Increase (Decrease) In Net Assets	340,387,118	445,027,755	380,021,278	478,406,495

Net Assets ($):
Beginning of Period	1,265,903,893	820,876,138	1,004,767,822	526,361,327
End of Period	1,606,291,011	1,265,903,893	1,384,789,100	1,004,767,822
Undistributed (distributions in excess
of) investment income—net	(1,674,159)	16,352,003	1,069,316	7,087,091

Capital Share Transactions (Shares):
Class M Shares
Shares sold	14,027,708	25,536,689	8,585,430	23,872,309
Shares issued for dividends reinvested	1,088,683	233,335	2,793,276	457,802
Shares redeemed	(4,257,111)	(6,932,933)	(3,659,632)	(3,908,665)
Net Increase (Decrease) in Shares Outstanding	10,859,280	18,837,091	7,719,074	20,421,446

Investor Shares
Shares sold	121,903	292,232	125,076	200,762
Shares issued for dividends reinvested	3,160	91	16,873	397
Shares redeemed	(22,610)	(256,688)	(23,533)	(32,580)
Net Increase (Decrease) in Shares Outstanding	102,453	35,635	118,416	168,579

See notes to financial statements.
50

	Mellon Balanced Fund

	Six Months Ended
	February 28, 2005	Year Ended
	(Unaudited)	August 31, 2004

Operations ($):
Investment income—net	3,789,280	6,358,677
Net realized gain (loss) on investments	7,225,578	7,905,951
Net unrealized appreciation (depreciation) on investments	21,509,355	17,010,291
Net Increase (Decrease) in Net Assets
Resulting from Operations	32,524,213	31,274,919

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(3,965,597)	(6,621,136)
Investor Shares	(7,014)	(8,017)
Total Dividends	(3,972,611)	(6,629,153)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	6,356,469	14,543,502
Investor Shares	367,808	201,741
Dividends reinvested:
Class M Shares	67,276	105,144
Investor Shares	4,252	3,972
Cost of shares redeemed:
Class M Shares	(17,927,308)	(45,340,881)
Investor Shares	(85,200)	(1,612)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(11,216,703)	(30,488,134)
Total Increase (Decrease) In Net Assets	17,334,899	(5,842,368)

Net Assets ($):
Beginning of Period	342,990,969	348,833,337
End of Period	360,325,868	342,990,969
Undistributed investment income—net	444,140	627,471

Capital Share Transactions (Shares:)
Class M Shares
Shares sold	526,748	1,257,979
Shares issued for dividends reinvested	5,504	9,111
Shares redeemed	(1,479,778)	(3,930,836)
Net Increase (Decrease) in Shares Outstanding	(947,526)	(2,663,746)

Investor Shares
Shares sold	30,730	17,335
Shares issued for dividends reinvested	349	344
Shares redeemed	(7,216)	(139)
Net Increase (Decrease) in Shares Outstanding	23,863	17,540

See notes to financial statements.

The Funds 51

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each Mellon equity fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

		Class M Shares

	Six Months Ended
	February 28, 2005		Year Ended August 31,

Mellon Large Cap Stock Fund	(Unaudited)	2004	2003 [a]	2002	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	8.74	8.16	7.77	9.52	12.50
Investment Operations:
Investment income—net [c]	.07	.07	.06	.05	.03
Net realized and unrealized
gain (loss) on investments	.82	.58	.39	(1.59)	(2.97)
Total from Investment Operations	.89	.65	.45	(1.54)	(2.94)
Distributions:
Dividends from investment income—net	(.07)	(.07)	(.06)	(.05)	(.03)
Dividends from net realized gain on investments	—	—	—	(.16)	(.01)
Total Distributions	(.07)	(.07)	(.06)	(.21)	(.04)
Net asset value, end of period	9.56	8.74	8.16	7.77	9.52

Total Return (%)	10.16[d]	7.95	5.76	(16.47)	(23.55)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.40[d]	.81	.81	.81	.75[d]
Ratio of net expenses to average net assets	.40[d]	.81	.81	.81	.75[d]
Ratio of net investment income
to average net assets	.73[d]	.77	.83	.56	.27[d]
Portfolio Turnover Rate	10.37[d]	43.52	56.96	44.26	45.08[d]

Net Assets, end of period ($ x 1,000)	1,659,663	1,545,002	1,479,855	1,389,045	1,857,167

[a]	Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b]	From October 2, 2000 (commencement of operations) to August 31, 2001.
[c]	Based on average shares outstanding at each month end.
[d]	Not annualized.
See notes to financial statements.

52

		Investor Shares

	Six Months Ended
	February 28, 2005		Year Ended August 31,

Mellon Large Cap Stock Fund	(Unaudited)	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	8.76	8.16	7.77	9.52	9.99
Investment Operations:
Investment income (loss)—net [b]	.06	.06	.04	.03	(.00)[c]
Net realized and unrealized
gain (loss) on investments	.81	.58	.39	(1.59)	(.47)
Total from Investment Operations	.87	.64	.43	(1.56)	(.47)
Distributions:
Dividends from investment income—net	(.05)	(.04)	(.04)	(.03)	(.00)[c]
Dividends from net realized gain on investments	—	—	—	(.16)	—
Total Distributions	(.05)	(.04)	(.04)	(.19)	(.00)[c]
Net asset value, end of period	9.58	8.76	8.16	7.77	9.52

Total Return (%)	10.00[d]	7.88	5.50	(16.65)	(4.69)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52[d]	1.06	1.07	1.07	.23[d]
Ratio of net expenses to average net assets	.52[d]	1.06	1.07	1.07	.23[d]
Ratio of net investment income
(loss) to average net assets	.60[d]	.59	.56	.31	(.05)[d]
Portfolio Turnover Rate	10.37[d]	43.52	56.96	44.26	45.08[d]

Net Assets, end of period ($ x 1,000)	3,273	3,356	2,121	803	1,496

[a] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[b] Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Not annualized.
See notes to financial statements.

The Funds 53

FINANCIAL HIGHLIGHTS (continued)
			Class M Shares

	Six Months Ended
	February 28, 2005		Year Ended August 31,

Mellon Income Stock Fund	(Unaudited)	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	9.50	8.56	8.24	10.39	12.50
Investment Operations:
Investment income—net [d]	.11	.16	.12	.11	.09
Net realized and unrealized
gain (loss) on investments	.35	1.09	.37	(1.56)	(1.96)
Total from Investment Operations	.46	1.25	.49	(1.45)	(1.87)
Distributions:
Dividends from investment income—net	(.11)	(.17)	(.12)	(.11)	(.09)
Dividends from net realized gain on investments	(.09)	(.14)	(.05)	(.59)	(.15)
Total Distributions	(.20)	(.31)	(.17)	(.70)	(.24)
Net asset value, end of period	9.76	9.50	8.56	8.24	10.39

Total Return (%)	13.23[e]	14.68	6.19	(14.94)	(15.12)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.40[e]	.83	.83	.82	.77[e]
Ratio of net expenses to average net assets	.40[e]	.83	.83	.82	.77[e]
Ratio of net investment income
to average net assets	1.16[e]	1.75	1.48	1.19	.78[e]
Portfolio Turnover Rate	14.78[e]	52.47	12.82	30.35	30.28[e]

Net Assets, end of period ($ x 1,000)	354,163	274,881	271,085	406,875	631,743

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.There were no effect of these changes for the period ended August 31, 2002 and the ratios were not affected by these changes. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated
to reflect these changes in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001.
[d] Based on average shares outstanding at each month end.
[e] Not annualized.
See notes to financial statements.

54

			Investor Shares

	Six Months Ended
	February 28, 2005		Year Ended August 31,

Mellon Income Stock Fund	(Unaudited)	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	9.53	8.58	8.25	10.40	10.66
Investment Operations:
Investment income—net [c]	.10	.14	.10	.10	.02
Net realized and unrealized
gain (loss) on investments	.36	1.08	.38	(1.57)	(.27)
Total from Investment Operations	.46	1.22	.48	(1.47)	(.25)
Distributions:
Dividends from investment income—net	(.08)	(.13)	(.10)	(.09)	(.01)
Dividends from net realized gain on investments	(.09)	(.14)	(.05)	(.59)	—
Total Distributions	(.17)	(.27)	(.15)	(.68)	(.01)
Net asset value, end of period	9.82	9.53	8.58	8.25	10.40

Total Return (%)	13.17[d]	14.26	6.03	(15.15)	(2.32)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53[d]	1.08	1.09	1.09	.20[d]
Ratio of net expenses to average net assets	.53[d]	1.08	1.09	1.09	.20[d]
Ratio of net investment income
to average net assets	1.04[d]	1.49	1.21	1.08	.16[d]
Portfolio Turnover Rate	14.78[d]	52.47	12.82	30.35	30.28[d]

Net Assets, end of period ($ x 1,000)	1,049	756	1,080	586	163

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.There were no effect of these changes for the period ended August 31, 2002 and the ratios were not affected by these changes. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated
to reflect these changes in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
See notes to financial statements.

The Funds 55

FINANCIAL HIGHLIGHTS (continued)
			Class M Shares

	Six Months Ended
	February 28, 2005		Year Ended August 31,

Mellon Mid Cap Stock Fund	(Unaudited)	2004	2003 [a]	2002	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	12.29	11.07	9.92	11.20	12.50
Investment Operations:
Investment income—net [c]	.02	.04	.05	.04	.02
Net realized and unrealized
gain (loss) on investments	2.11	1.21	1.13	(1.29)	(1.32)
Total from Investment Operations	2.13	1.25	1.18	(1.25)	(1.30)
Distributions:
Dividends from investment income—net	(.04)	(.03)	(.03)	(.03)	(.00)[d]
Dividends from net realized gain on investments	(.82)	—	—	—	—
Total Distributions	(.86)	(.03)	(.03)	(.03)	(.00)[d]
Net asset value, end of period	13.56	12.29	11.07	9.92	11.20

Total Return (%)	17.65[e]	11.33	11.94	(11.21)	(10.39)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.45[e]	.91	.92	.93	.85[e]
Ratio of net investment income
to average net assets	.12[e]	.34	.47	.33	.14[e]
Portfolio Turnover Rate	30.59[e]	69.03	67.97	61.20	59.63[e]

Net Assets, end of period ($ x 1,000)	1,347,208	1,159,657	1,073,837	839,075	850,110

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] From October 2, 2000 (commencement of operations) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Amount represents less than $.01 per share.
[e] Not annualized.
See notes to financial statements.

56

			Investor Shares

	Six Months Ended
	February 28, 2005		Year Ended August 31,

Mellon Mid Cap Stock Fund	(Unaudited)	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	12.24	11.03	9.90	11.19	11.32
Investment Operations:
Investment income (loss)—net [b]	(.00)[c]	.01	.02	(.00)[c]	(.00)[c]
Net realized and unrealized
gain (loss) on investments	2.11	1.21	1.13	(1.28)	(.13)
Total from Investment Operations	2.11	1.22	1.15	(1.28)	(.13)
Distributions:
Dividends from investment income—net	(.01)	(.01)	(.02)	(.01)	—
Dividends from net realized gain on investments	(.82)	—	—	—	—
Total Distributions	(.83)	(.01)	(.02)	(.01)	—
Net asset value, end of period	13.52	12.24	11.03	9.90	11.19

Total Return (%)	17.53[d]	11.02	11.66	(11.44)	(1.15)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57[d]	1.16	1.20	1.25	.20[d]
Ratio of net investment income
(loss) to average net assets	(.00)[d,e]	.10	.19	(.00)[e]	(.03)[d]
Portfolio Turnover Rate	30.59[d]	69.03	67.97	61.20	59.63[d]

Net Assets, end of period ($ x 1,000)	25,297	21,810	18,117	736	140

[a] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[b] Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Not annualized.
[e] Amount represents less than .01%.
See notes to financial statements.

The Funds 57

FINANCIAL HIGHLIGHTS (continued)
	Dreyfus Premier Shares

	Six Months Ended
	February 28, 2005	Year Ended August 31,

Mellon Mid Cap Stock Fund	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	12.09	10.96	9.81
Investment Operations:
Investment (loss)—net [b]	(.05)	(.08)	(.06)
Net realized and unrealized
gain (loss) on investments	2.09	1.21	1.21
Total from Investment Operations	2.04	1.13	1.15
Distributions:
Dividends from net realized gain on investments	(.82)	—	—
Net asset value, end of period	13.31	12.09	10.96

Total Return (%)	17.16[c]	10.31	11.72[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92[c]	1.91	1.95[c]
Ratio of net investment (loss)
to average net assets	(.35)[c]	(.65)	(.58)[c]
Portfolio Turnover Rate	30.59[c]	69.03	67.97

Net Assets, end of period ($ x 1,000)	8,945	9,682	14,996

[a] From the close of business on September 6, 2002 (date the fund began offering Dreyfus Premier shares) to August 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

58

			Class M Shares

	Six Months Ended
	February 28, 2005		Year Ended August 31,

Mellon Small Cap Stock Fund	(Unaudited)	2004	2003 [a]	2002	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	14.92	13.17	10.95	11.99	12.50
Investment Operations:
Investment income (loss)—net [c]	.00[d]	(.02)	(.00)[d]	(.03)	(.01)
Net realized and unrealized
gain (loss) on investments	2.52	1.77	2.22	(1.01)	(.50)
Total from Investment Operations	2.52	1.75	2.22	(1.04)	(.51)
Distributions:
Dividends from net realized gain on investments	(.39)	—	—	—	—
Net asset value, end of period	17.05	14.92	13.17	10.95	11.99

Total Return (%)	16.97[e]	13.29	20.27	(8.67)	(4.08)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50[e]	1.02	1.04	1.07	1.00[e]
Ratio of net expenses to average net assets	.50[e]	1.02	1.03	1.05	.96[e]
Ratio of net investment income
(loss) to average net assets	.00[e,f]	(.11)	(.02)	(.27)	(.09)[e]
Portfolio Turnover Rate	73.50[e]	91.71	91.99	76.66	101.57[e]

Net Assets, end of period ($ x 1,000)	882,218	747,637	558,172	350,873	151,440
[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] From October 2, 2000 (commencement of operations) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Amount represents less than $.01 per share.
[e] Not annualized.
[f] Amount represents less than .01%.
See notes to financial statements.

The Funds 59

FINANCIAL HIGHLIGHTS (continued)
			Investor Shares

	Six Months Ended
	February 28, 2005		Year Ended August 31,

Mellon Small Cap Stock Fund	(Unaudited)	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	14.78	13.08	10.90	11.98	11.95
Investment Operations:
Investment (loss)—net [b]	(.02)	(.05)	(.03)	(.06)	(.01)
Net realized and unrealized
gain (loss) on investments	2.50	1.75	2.21	(1.02)	.04
Total from Investment Operations	2.48	1.70	2.18	(1.08)	.03
Distributions:
Dividends from net realized gain on investments	(.39)	—	—	—	—
Net asset value, end of period	16.87	14.78	13.08	10.90	11.98

Total Return (%)	16.86[c]	13.00	20.00	(9.02)	.25[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.63[c]	1.26	1.29	1.32	.20[c]
Ratio of net expenses to average net assets	.63[c]	1.26	1.28	1.30	.19[c]
Ratio of net investment
(loss) to average net assets	(.13)[c]	(.35)	(.27)	(.51)	(.06)[c]
Portfolio Turnover Rate	73.50[c]	91.71	91.99	76.66	101.57[c]

Net Assets, end of period ($ x 1,000)	4,417	3,310	3,578	3,857	1

[a] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

60

			Class M Shares

	Six Months Ended
	February 28, 2005		Year Ended August 31,

Mellon International Fund	(Unaudited)	2004	2003 [a]	2002	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	14.29	11.77	11.03	12.08	12.50
Investment Operations:
Investment income—net [c]	.01	.20	.20	.18	.16
Net realized and unrealized
gain (loss) on investments	2.66	2.51	.68	(1.07)	(.58)
Total from Investment Operations	2.67	2.71	.88	(.89)	(.42)
Distributions:
Dividends from investment income—net	(.20)	(.19)	(.14)	(.15)	(.00)[d]
Dividends from net realized gain on investments	(.63)	—	—	(.01)	—
Total Distributions	(.83)	(.19)	(.14)	(.16)	(.00)[d]
Net asset value, end of period	16.13	14.29	11.77	11.03	12.08

Total Return (%)	19.00[e]	23.15	8.19	(7.39)	(3.33)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54[e]	1.11	1.12	1.12	1.04[e]
Ratio of net expenses to average net assets	.54[e]	1.10	1.05	1.05	.96[e]
Ratio of net investment income
to average net assets	.04[e]	1.46	1.99	1.59	1.31[e]
Portfolio Turnover Rate	23.38[e]	45.60	36.52	24.63	34.27[e]

Net Assets, end of period ($ x 1,000)	1,603,562	1,265,004	820,568	543,566	398,759

[a] Effective December 16, 2002, MPAM shares were as redesignated as Class M shares.
[b] From October 2, 2000 (commencement of operations) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Amount represents less than $.01 per share.
[e] Not annualized.
See notes to financial statements.

The Funds 61

FINANCIAL HIGHLIGHTS (continued)
			Investor Shares

	Six Months Ended
	February 28, 2005		Year Ended August 31,

Mellon International Fund	(Unaudited)	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	14.74	12.13	11.34	12.08	11.98
Investment Operations:
Investment income (loss)—net [b]	(.01)	.49	.13	.24	(.00)[c]
Net realized and unrealized
gain (loss) on investments	2.75	2.20	.78	(.97)	.10
Total from Investment Operations	2.74	2.69	.91	(.73)	.10
Distributions:
Dividends from investment income—net	(.16)	(.08)	(.12)	—	—
Dividends from net realized gain on investments	(.63)	—	—	(.01)	—
Total Distributions	(.79)	(.08)	(.12)	(.01)	—
Net asset value, end of period	16.69	14.74	12.13	11.34	12.08

Total Return (%)	18.89[d]	22.28	8.24	(5.95)	.75[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.67[d]	1.35	1.36	1.38	.23[d]
Ratio of net expenses to average net assets	.67[d]	1.35	1.30	1.30	.22[d]
Ratio of net investment income (loss)
to average net assets	(.06)[d]	2.63	1.10	2.16	(.01)[d]
Portfolio Turnover Rate	23.38[d]	45.60	36.52	24.63	34.27[d]

Net Assets, end of period ($ x 1,000)	2,729	900	308	2,588	28

[a] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[b] Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Not annualized.
See notes to financial statements.

62

			Class M Shares

	Six Months Ended
	February 28, 2005		Year Ended August 31,

Mellon Emerging Markets Fund	(Unaudited)	2004	2003 [a]	2002	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	17.98	14.92	12.33	11.86	12.50
Investment Operations:
Investment income—net [c]	.02	.25	.22	.24	.28
Net realized and unrealized
gain (loss) on investments	5.43	3.16	2.77	.75	(.87)
Total from Investment Operations	5.45	3.41	2.99	.99	(.59)
Distributions:
Dividends from investment income—net	(.12)	(.12)	(.12)	(.19)	(.05)
Dividends from net realized gain on investments	(1.58)	(.23)	(.28)	(.33)	(.00)[d]
Total Distributions	(1.70)	(.35)	(.40)	(.52)	(.05)
Net asset value, end of period	21.73	17.98	14.92	12.33	11.86

Total Return (%)	30.83[e]	22.93	25.18	8.48	(4.68)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75[e]	1.51	1.61	1.68	1.66[e]
Ratio of net expenses to average net assets	.75[e]	1.50	1.35	1.35	1.24[e]
Ratio of net investment income
to average net assets	.09[e]	1.39	1.77	1.86	2.24[e]
Portfolio Turnover Rate	20.83[e]	46.36	26.43	55.00	44.74[e]

Net Assets, end of period ($ x 1,000)	1,378,062	1,001,344	526,049	145,144	54,863
[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] From October 2, 2000 (commencement of operations) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Amount represents less than $.01 per share.
[e] Not annualized.
See notes to financial statements.

The Funds 63

FINANCIAL HIGHLIGHTS (continued)
			Investor Shares

	Six Months Ended
	February 28, 2005		Year Ended August 31,

Mellon Emerging Markets Fund	(Unaudited)	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	18.08	15.00	12.38	11.92	12.17
Investment Operations:
Investment income (loss)—net [b]	(.01)	.17	.17	.11	.03
Net realized and unrealized
gain (loss) on investments	5.46	3.22	2.82	.86	(.28)
Total from Investment Operations	5.45	3.39	2.99	.97	(.25)
Distributions:
Dividends from investment income—net	(.10)	(.08)	(.09)	(.18)	—
Dividends from net realized gain on investments	(1.58)	(.23)	(.28)	(.33)	—
Total Distributions	(1.68)	(.31)	(.37)	(.51)	—
Net asset value, end of period	21.85	18.08	15.00	12.38	11.92

Total Return (%)	30.65[c]	22.68	24.99	8.26	(2.06)[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84[c]	1.84	1.85	1.90	.27[c]
Ratio of net expenses to average net assets	.84[c]	1.83	1.60	1.60	.23[c]
Ratio of net investment income (loss)
to average net assets	(.04)[c]	1.14	1.12	.88	.03[c]
Portfolio Turnover Rate	20.83[c]	46.36	26.43	55.00	44.74[c]

Net Assets, end of period ($ x 1,000)	6,727	3,424	313	684	1
[a] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

64

			Class M Shares

	Six Months Ended
	February 28, 2005		Year Ended August 31,

Mellon Balanced Fund	(Unaudited)	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	11.56	10.79	10.28	11.39	12.50
Investment Operations:
Investment income—net [d]	.13	.20	.25	.31	.32
Net realized and unrealized
gain (loss) on investments	.98	.78	.51	(.92)	(1.11)
Total from Investment Operations	1.11	.98	.76	(.61)	(.79)
Distributions:
Dividends from investment income—net	(.14)	(.21)	(.25)	(.30)	(.32)
Dividends from net realized gain on investments	—	—	—	(.20)	—
Total Distributions	(.14)	(.21)	(.25)	(.50)	(.32)
Net asset value, end of period	12.53	11.56	10.79	10.28	11.39

Total Return (%)	9.61[e]	9.13	7.68	(5.70)	(6.38)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.29[e]	.59	.62	.63	.59[e]
Ratio of net expenses to average net assets	.29[e]	.59	.62	.63	.59[e]
Ratio of net investment income
to average net assets	1.07[e]	1.77	2.41	2.81	2.70[e]
Portfolio Turnover Rate	23.49[e,f]	61.77[f]	83.22	90.36	75.62[e]

Net Assets, end of period ($ x 1,000)	359,303	342,326	348,402	372,089	412,801

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended
August 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 2.79% to 2.81%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect these changes in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001.
[d] Based on average shares outstanding at each month end.
[e] Not annualized.
[f] The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended February 28, 2005 and August 31, 2004, were 17.92% and 55.45%, respectively.
See notes to financial statements.

The Funds 65

FINANCIAL HIGHLIGHTS (continued)
			Investor Shares

	Six Months Ended
	February 28, 2005		Year Ended August 31,

Mellon Balanced Fund	(Unaudited)	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	11.57	10.79	10.27	11.39	11.53
Investment Operations:
Investment income—net [c]	.11	.17	.23	.27	.04
Net realized and unrealized
gain (loss) on investments	.99	.77	.51	(.91)	(.13)
Total from Investment Operations	1.10	.94	.74	(.64)	(.09)
Distributions:
Dividends from investment income—net	(.10)	(.16)	(.22)	(.28)	(.05)
Dividends from net realized gain on investments	—	—	—	(.20)	—
Total Distributions	(.10)	(.16)	(.22)	(.48)	(.05)
Net asset value, end of period	12.57	11.57	10.79	10.27	11.39

Total Return (%)	9.53[d]	8.76	7.52	(5.91)	(.88)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.42[d]	.85	.87	.89	.16[d]
Ratio of net expenses to average net assets	.42[d]	.85	.87	.89	.16[d]
Ratio of net investment income
to average net assets	.92[d]	1.45	2.13	2.45	.32[d]
Portfolio Turnover Rate	23.49[d,e]	61.77[e]	83.22	90.36	75.62[d]

Net Assets, end of period ($ x 1,000)	1,023	665	431	165	1

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended
August 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01 and increase the ratio of net investment income to average net assets from 2.43% to 2.45%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect these changes in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
[e] The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended February 28, 2005 and August 31, 2004, were 17.92% and 55.45%, respectively.
See notes to financial statements.

66

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of sixteen series including the following diversified equity funds and balanced fund: Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund, Mellon Emerging Markets Fund and Mellon Balanced Fund (each, a “fund” and collectively, the “funds”). With respect to Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund and Mellon Small Cap Stock Fund, effective December 31, 2004, each fund changed the manner in which its respective investment objective is articulated. Mellon Large Cap Stock Fund, Mellon Mid Cap Stock Fund and Mellon Small Cap Stock Fund seeks capital appreciation and Mellon Income Stock Fund seeks total return (consisting of capital appreciation and income). Mellon International Fund and Mellon Emerging Markets Fund seek long-term capital growth. Mellon Balanced Fund seeks long-term growth of principal in conjunction with current income. Mellon Fund Advisers, a division of The Dreyfus Corporation (“Dreyfus”), serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon Bank”), which is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”), serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services. Dreyfus is a wholly-owned subsidiary of Mellon Financial. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of Mellon Mid Cap Stock Fund. Dreyfus Premier shares of Mellon Mid Cap Stock Fund are subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and Dreyfus Premier shares and the Rule 12b-1 plan applicable to the Dreyfus Premier shares and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the

The Funds 67

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asst value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset values, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Trust’s Board, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

Mellon Balanced Fund

Most debt securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Trust’s Board. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Trust’s Board,or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Trust’s Board. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition,an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The funds have an arrangement with the custodian banks whereby the funds receive earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Pursuant to a securities lending agreement with Mellon Bank, an affiliate of Dreyfus, the funds may lend securities to certain qualified institutions.At origination,all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the funds would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Foreign currency transactions: Mellon Emerging Markets Fund and Mellon International Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(e) Foreign currency exchange contracts: Certain funds may enter into forward currency exchange contracts to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to settle foreign currency transactions.When executing forward currency exchange contracts, a fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, a fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange con-

The Funds 69

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

tracts, a fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. A fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract. As of February 28, 2005, there were no open forward currency exchange contracts. Funds may also enter into foreign exchange contracts at the prevailing spot rate in order to facilitate the settlement of purchases and sales of foreign securities. Table 1 summarizes open foreign exchange contracts for Mellon International Fund and Mellon Emerging Markets Fund at February 28, 2005.

(f) Concentration of risk: Mellon Emerging Markets Fund invests in equity securities traded on the stock markets of emerging market countries, which can be extremely volatile due to political, social and economic factors. Risks include changes in currency exchange rates, a lack of comprehensive company information, political instability, differing auditing and legal standards, less diverse, less mature economic structures and less liquidity.

(g) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend

Table 1.

Mellon International Fund
	Foreign			Unrealized
	Currency			Appreciation
Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
Australian Dollar, expiring 3/1/2005	1,963,341	1,540,241	1,555,555	15,314
British Pound, expiring 3/2/2005	609,740	1,173,140	1,172,408	(732)
Japanese Yen, expiring 3/2/2005	281,052,451	2,698,795	2,688,854	(9,941)
Singapore Dollar, expiring 3/5/2005	1,111,530	683,596	684,777	1,181
Swedish Krona, expiring 3/2/2005	11,049,910	1,618,916	1,615,153	(3,763)
Swiss Franc, expiring 3/1/2005	1,149,149	984,282	989,366	5,084
Swiss Franc, expiring 3/2/2005	65,698	56,490	56,563	73
Sales:		Proceeds ($)
Euro, expiring 3/2/2005	42,739	56,490	56,599	(109)
Japanese Yen, expiring 3/1/2005	107,041,630	1,017,506	1,024,077	(6,571)
Total				536

Mellon Emerging Markets Fund
	Foreign			Unrealized
	Currency			Appreciation
Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
Brazilian Real, expiring 3/2/2005	730,505	282,048	282,048	—
Indian Rupee, expiring 3/1/2005	17,734,903	407,044	402,638	(4,406)
Mexican Peso, expiring 3/1/2005	3,723,737	335,774	335,342	(432)
Sales:		Proceeds ($)
Poland Zloty, expiring 3/1/2005	1,247,050	420,448	424,051	(3,603)
Poland Zloty, expiring 3/2/2005	1,220,587	414,109	415,052	(943)
South African Rand, expiring 3/1/2005	2,681,299	460,546	462,285	(1,739)
Total				(11,123)

70

date. Mellon Large Cap Stock Fund, Mellon Income Stock Fund and Mellon Balanced Fund declare and pay dividends from investment income-net monthly. Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund declare and pay dividends from investment income-net annually. With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(h) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

Table 2 summarizes each relevant fund’s unused capital loss carryover available to be applied against future net securities profits, if any, realized subsequent to August 31, 2004.

Table 3 summarizes each relevant fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2004.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 3—Bank Line of Credit:

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the funds based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2005, the funds did not borrow

Table 2.

Expiring in fiscal	2010 ($)†	2011 ($)†	Total ($)

Mellon Large Cap Stock Fund	10,567,980	99,471,400	110,039,380
Mellon Balanced Fund	—	9,516,249	9,516,249

† If not applied, the carryovers expire in the above years.

Table 3.

		Ordinary	Long-Term
	Income ($)		Capital Gains ($)

Mellon Large Cap Stock Fund	12,518,111		—
Mellon Income Stock Fund	4,817,595		3,997,860
Mellon Mid Cap Stock Fund	3,208,207		—
Mellon International Fund	13,998,246		—
Mellon Emerging Markets Fund	13,199,030		2,416,263
Mellon Balanced Fund	6,629,153		—

The Funds 71

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

under the line of credit with the exception of Mellon Mid Cap Stock Fund, Mellon International Fund and Mellon Balanced Fund.

The average daily amount of borrowings outstanding under the line of credit during the period ended February 28, 2005 for the Mellon Mid Cap Stock Fund was approximately $697,200, with a related weighted average annualized interest rate of 2.79% .

The average daily amount of borrowings outstanding under the line of credit during the period ended February 28, 2005 for the Mellon International Fund was approximately $171,300, with a related weighted average annualized interest rate of 2.76% .

The average daily amount of borrowings outstanding under the line of credit during the period ended February 28, 2005 for the Mellon Balanced Fund was approximately $1,100, with a related weighted average annualized interest rate of 2.04% .

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65 of 1% of the Mellon Large Cap Stock Fund, .65 of 1% of the Mellon Income Stock Fund, .75 of 1% of the Mellon Mid Cap Stock Fund, .85 of 1% of the Mellon Small Cap Stock Fund, .85 of 1% of the Mellon International Fund, 1.15% of the Mellon Emerging Markets Fund and .65 of 1% (equity investments), .40 of 1% (debt securities) and .15 of 1% (money market investments and other underlying Mellon funds) of the Mellon Balanced Fund.

Pursuant to the Administration Agreement with Mellon Bank, Mellon Bank provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	15 of 1%
$6 billion up to $12 billion	12 of 1%
In excess of $12 billion	10 of 1%

No administration fee is applied to assets held by the Mellon Balanced Fund, which are invested in cash or money market instruments or shares of certain other series of the Trust.

Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services.

During the period ended February 28, 2005, the Distributor retained $7,620 from the contingent deferred sales charge on redemptions of the Mellon Mid Cap Stock Fund’s Dreyfus Premier shares.

(b) Mellon Mid Cap Stock Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares. Mellon Mid Cap Stock Fund pays the Distributor a fee at an annual rate of .75% of 1% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended February 28, 2005, Mellon Mid Cap Stock Fund’s Dreyfus Premier shares were charged $34,666 pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to their Investor shares and Mellon Mid Cap Stock Fund has adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares, pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets attributable to Investor shares

72

and Dreyfus Premier shares, respectively.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 4 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended February 28, 2005, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statement of Operations includes fees paid to the transfer agent.

Table 4.

Mellon Large Cap Stock Fund	$4,277
Mellon Income Stock Fund	1,098
Mellon Mid Cap Stock Fund,
Investor shares	29,536
Mellon Mid Cap Stock Fund,
Dreyfus Premier shares	11,555
Mellon Small Cap Stock Fund	4,586
Mellon International Fund	1,743
Mellon Emerging Markets Fund	5,613
Mellon Balanced Fund	1,055

All funds except Mellon International Fund and Mellon Emerging Markets Fund compensate Mellon Bank, an affiliate of Dreyfus, under a Custody Agreement with Mellon Bank and Mellon International Fund and Mellon Emerging Markets Fund compensate Mellon Trust of New England, N.A. under a Custody Agreement with Mellon Trust of New England, N.A. for providing custodial services for the relevant funds.Table 5 summarizes the amounts the funds were charged during the period ended February 28, 2005, pursuant to the custody agreements.

Table 5.

Mellon Large Cap Stock Fund	$55,055
Mellon Income Stock Fund	11,929
Mellon Mid Cap Stock Fund,	47,118
Mellon Small Cap Stock Fund,	36,586
Mellon International Fund	632,479
Mellon Emerging Markets Fund	1,260,056
Mellon Balanced Fund	13,993

Table 6 summarizes the components of Due to the Dreyfus Corporation and affiliates in the Statements of Assets and Liabilities for each fund.

(d) Each trustee who is not an “affiliated person”as defined in the Act receives from the Trust an annual fee of $44,000 and an attendance fee of $4,000 for each in-person meeting attended and $500 for telephone meetings and is reim-

Table 6.

	Investment	Rule 12b-1	Shareholder
	Advisory	Distribution	Services	Custodian
	Fees ($)	Plan Fees ($)	Plan Fees ($)	Fees ($)

Mellon Large Cap Stock Fund	822,648	-	624	17,234
Mellon Income Stock Fund	173,186	-	199	3,724
Mellon Mid Cap Stock Fund	785,725	5,137	6,531	12,600
Mellon Small Cap Stock Fund	577,553	-	829	14,938
Mellon International Fund	1,015,424	-	496	199,869
Mellon Emerging Markets Fund	1,177,166	-	1,219	382,646
Mellon Balanced Fund	120,519	-	195	7,001

The Funds 73

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

bursed for travel and out-of-pocket expenses. Prior to September 14, 2004, the attendance fee payable to each trustee was $3,000 for each in-person meeting attended.

(e) The Trust and Dreyfus have received an exemptive order from the SEC which, among other things, permits each fund to use collateral received in connection with lending the funds’ securities and other uninvested cash to purchase shares of one or more registered mutual funds advised by Dreyfus in excess of the limitations imposed by the Act.

NOTE 5—Securities Transactions:

Table 7 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and foreign currency exchange contracts, during the period ended February 28, 2005, of which $19,507,874 in purchases and $19,577,433 in sales were from mortgage dollar roll transactions in the Mellon Balanced Fund.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

Table 8 summarizes accumulated net unrealized appreciation on investments for each fund at February 28, 2005.

At February 28, 2005, the cost of investments for each fund for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 7.

		Purchases ($)	Sales ($)

Mellon Large Cap Stock Fund	164,560,453		183,343,102
Mellon Income Stock Fund	77,141,880		44,471,490
Mellon Mid Cap Stock Fund	392,952,433		406,409,902
Mellon Small Cap Stock Fund	626,683,019		608,115,410
Mellon International Fund	420,321,314		321,940,802
Mellon Emerging Markets Fund	292,096,534		239,237,389
Mellon Balanced Fund	82,281,021		89,112,500

Table 8.

	Gross	Gross
	Appreciation ($)	Depreciation ($)	Net ($)

Mellon Large Cap Stock Fund	492,035,368	21,984,531	470,050,837
Mellon Income Stock Fund	104,924,145	1,264,694	103,659,451
Mellon Mid Cap Stock Fund	378,667,710	12,721,684	365,946,026
Mellon Small Cap Stock Fund	204,092,156	7,913,314	196,178,842
Mellon International Fund	326,897,664	10,788,534	316,109,130
Mellon Emerging Markets Fund	381,841,976	8,151,892	373,690,084
Mellon Balanced Fund	74,331,447	3,040,609	71,290,838

74

NOTE 6—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”). In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such pay-

ments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. None of the trustees of the Trust, nor the funds, were named in the actions. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Funds 75

For More Information

Mellon Funds Trust
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Sub-Administrator
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Domestic Equity Funds:
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
International and Emerging Markets Funds:
Mellon Trust of New England, N.A.
One Boston Place
Boston, MA 02108

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone Private Wealth Management (PWM) Clients, please contact your Account Officer or call

1-888-281-7350. Brokerage Clients of Mellon Private Wealth Advisors (MPWA), please contact your financial representative or call 1-800-830-0549-Option 2. Individual Account holders, please call Dreyfus at 1-800-896-8167.

Mail PWM Clients, write to your Account Officer, c/o Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012

Individual Account Holders, write to: Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

©2005 Dreyfus Service Corporation
MFTSA0205-EQ

The Mellon Funds

Mellon National Intermediate Municipal Bond Fund
Mellon National Short-Term Municipal Bond Fund
Mellon Pennsylvania Intermediate Municipal Bond Fund
Mellon Massachusetts Intermediate Municipal Bond Fund

SEMIANNUAL REPORT February 28, 2005

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
Mellon National Intermediate
Municipal Bond Fund	3
Mellon National Short-Term
Municipal Bond Fund	5
Mellon Pennsylvania Intermediate
Municipal Bond Fund	7
Mellon Massachusetts Intermediate
Municipal Bond Fund	9
Understanding Your Fund’s Expenses	11
Comparing Your Fund’s Expenses
With Those of Other Funds	12
Statements of Investments	13
Statements of
Financial Futures 24, 39, 45
Statements of Assets and Liabilities	46
Statements of Operations	47
Statements of Changes in Net Assets	48
Financial Highlights	53
Notes to Financial Statements	63

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

  Not FDIC-Insured
  Not Bank-Guaranteed
  May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

This semiannual report for The Mellon Funds covers the period from September 1, 2004, through February 28, 2005. Inside, you’ll find valuable information about how the funds were managed during the reporting period, including discussions with each fund manager.

The reporting period was generally a good one for the financial markets. After languishing for much of 2004, stocks rallied late in the year. Once uncertainty over the presidential election was resolved, investors became more confident in the economic recovery. International stocks generally produced higher returns than U.S. stocks, due in part to the weakening U.S. dollar. Despite rising short-term interest rates, longer-term bonds also generally gained value as inflation remained contained, business conditions improved for corporate issuers and demand for U.S.Treasury securities was strong from overseas investors. The bond market’s performance over the reporting period defied conventional wisdom, which holds that bonds should lose value when interest rates rise.

We believe that the stock market’s fourth-quarter rally and the bond market’s unexpected strength amid rising interest rates provide good examples of why investors should resist the temptation to invest based on current market performance. Instead, we believe that most investors should remain broadly diversified across markets, asset classes and individual securities. Over the long run, a broadly diversified portfolio can help investors participate in any market gains while providing a measure of protection from shorter-term market volatility.

Thank you for your continued confidence and support.

DISCUSSION OF
FUND PERFORMANCE

John F. Flahive, Portfolio Manager

How did Mellon National Intermediate Municipal
Bond Fund perform relative to its benchmark?

For the six-month period ended February 28, 2005, the fund achieved total returns of 1.61% for Class M shares, 1.48% for Investor shares and 1.23% for Dreyfus Premier shares.1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index, the fund’s benchmark, achieved a total return of 0.90% for the same period.2 In addition, the average total return for all funds reported in the Lipper Intermediate Municipal Debt Funds category was 0.87% for the same period.3

Despite rising short-term interest rates, prices of intermediate-term municipal bonds were little changed over the reporting period as investor demand remained robust amid a reduced supply of newly issued securities. The fund produced higher returns than its benchmark and Lipper category average, primarily due to the success of its yield-curve positioning and security selection strategies.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund may occasionally invest in taxable bonds for temporary defensive purposes. The fund’s investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and ten years, and its average effective portfolio duration will not exceed eight years. Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality.

We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher-yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund’s
performance?

The municipal bond market was influenced during the reporting period by changes in the Federal Reserve Board’s (the “Fed”) monetary policy, which included several increases in short-term interest rates. Historically, longer-term bonds have tended to lose value when short-term rates rise.This time has proved to be an exception so far, with most municipal bonds ending the reporting period with little change in value. We attribute the market’s unusual behavior to two primary factors: investors’ persistently low inflation expectations and supply-and-demand forces affecting the tax-exempt bond market.

As the U.S. economy has recovered, the fiscal conditions of many states and municipalities have improved.Because many government issuers had less need to borrow, the supply of newly issued bonds moderated compared to the same period one year earlier. At the same time, investor demand remained robust from traditional institutional investors, such as insurance companies, and non-traditional investors, such as hedge funds. Moreover, investors apparently believed that inflation was not yet a concern in the recovering economy.Investors tend to sell bonds when they believe that inflation will erode the value of future interest and principal payments. These factors helped to support tax-exempt bond prices.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

In this economic environment, we employed a “barbell” yield-curve positioning strategy that simultaneously emphasized the short and long ends — and de-emphasized the middle — of the intermediate-term maturity range. This strategy enabled the fund to participate more fully in the strength of bonds with 15- to 20-year maturities while limiting participation in bonds with eight- to 10-year maturities, which fared relatively poorly.This barbell positioning resulted in an average effective duration — a measure of sensitivity to changing interest rates — that was slightly shorter than that of the benchmark.

In addition, the fund received strong contributions from our security selection strategy, including investments in California’s uninsured general obligation bonds. These securities gained value when California made progress toward addressing its fiscal crisis.

What is the fund’s current strategy?

As short-term interest rates have risen, yield differences between shorter- and longer-term securities have narrowed beyond historical norms, suggesting that longer-term yields are likely to begin rising as the Fed continues to tighten monetary policy. Accordingly, we have begun to move gradually away from a barbell yield-curve strategy by reducing the fund’s holdings of longer-term securities and redeploying assets to the middle of the intermediate-term range. In addition, we have occasionally taken advantage of temporary market efficiencies to purchase longer- or shorter-term securities at prices we considered attractive.

March 15, 2005

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

3 Source: Lipper Inc.

4

DISCUSSION OF FUND PERFORMANCE
M. Collette O’Brien and Timothy J. Sanville,
Portfolio Managers

How did Mellon National Short-Term Municipal
Bond Fund perform relative to its benchmark?

For the six-month period ended February 28, 2005, the fund achieved total returns of –0.04% for Class M shares and –0.09% for Investor shares.1 In comparison, the Lehman Brothers 3-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of –0.13% for the same period.2

Despite rising short-term interest rates, prices of short-term municipal bonds ended the reporting period only slightly lower than where they began, as investor demand remained robust amid a reduced supply of newly issued securities. The fund produced higher returns than its benchmark, primarily due to its short average duration — a measure of sensitivity to changing interest rates — compared to the Index.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds. The fund’s investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity and its average effective portfolio duration will be less than three years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher-yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund’s
performance?

The municipal bond market was influenced during the reporting period by changes in the Federal Reserve Board’s (the “Fed”) monetary policy, which included several increases in short-term interest rates. Historically, bonds across the full maturity range have tended to lose value when short-term rates rise. The reporting period proved to be an exception, with most intermediate- and long-term municipal bond prices changing little, and with shorter-term municipal bonds declining only modestly in value. We attribute the market’s unusual behavior to investors’ persistently low inflation expectations and supply-and-demand forces affecting the tax-exempt bond market.

As the U.S. economy has recovered, the fiscal conditions of many states and municipalities have improved. Because many government issuers had less need to borrow, the supply of newly issued bonds

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

moderated compared to the same period one year earlier. At the same time, investor demand remained robust. Moreover, investors apparently believed that inflation was not yet a concern in the recovering economy. Investors tend to sell bonds when they believe that inflation will erode the value of future interest and principal payments.These factors helped to support tax-exempt bond prices.

In this rising interest-rate environment, we maintained the fund’s average duration in a range we considered shorter than that of the Index, focusing primarily on bonds with maturities in the three- to five-year range. However, this positioning proved to be overly cautious, and the fund’s relatively short average duration prevented it from participating more fully in the relative strength of longer-term securities.

In addition, yield differences between higher-quality and lower-quality bonds narrowed during the reporting period, so it made little sense to us to assume the risks that lower-quality bonds typically entail. Other investors apparently disagreed, as demand for more speculative issues enabled them to produce higher returns than the highly rated bonds on which we focused.

What is the fund’s current strategy?

As short-term interest rates have risen, yield differences between shorter- and longer-term securities have narrowed considerably, suggesting that longer-term yields may begin to rise as the Fed continues to tighten monetary policy. Accordingly, as of the end of the reporting period, we have continued to set the fund’s average duration at approximately two years, which is lower than that of the Index. However, we have occasionally taken advantage of temporary market efficiencies to purchase longer-term securities at prices we considered attractive.

March 15, 2005

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 3-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 2-4 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

6

DISCUSSION OF
FUND PERFORMANCE

John F. Flahive and M. Collette O’Brien,
Portfolio Managers

How did Mellon Pennsylvania Intermediate
Municipal Bond Fund perform relative to its
benchmark?

For the six-month period ended February 28, 2005, the fund achieved total returns of 1.15% for Class M shares and 0.94% for Investor shares.1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index, the fund’s benchmark, achieved a total return of 0.90% for the same period.2 In addition, the average total return for all funds reported in the Lipper Pennsylvania Intermediate Municipal Debt Funds category was 0.79% for the same period.3

Despite rising short-term interest rates, prices of intermediate-term municipal bonds were little changed over the reporting period as investor demand remained robust amid a reduced supply of newly issued securities.The fund produced modestly higher returns than its benchmark and Lipper category average, primarily due to the success of its yield-curve positioning and security selection strategies.

What is the fund’s investment approach?

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds. The fund’s investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and its average effective portfolio duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher-yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund’s
performance?

The municipal bond market was influenced during the reporting period by changes in the Federal Reserve Board’s (the “Fed”) monetary policy, which included several increases in short-term interest rates. Historically, longer-term bonds have tended to lose value when short-term rates rise.This time has proved to be an exception so far, with most municipal bonds ending the reporting period with little change in value. We attribute the market’s unusual behavior to investors’ persistently low inflation expectations and supply-and-demand forces affecting the tax-exempt bond market.

As the U.S. economy has recovered, Pennsylvania’s fiscal condition has improved. As a result, the state had little need to borrow during the reporting period, and the supply of newly issued Pennsylvania bonds remained low. At the same time, investor demand remained robust. Moreover, investors apparently believed that inflation was not yet a concern in the recovering economy. These factors helped to support tax-exempt bond prices for Pennsylvania and other issuers.

The Funds 7

DISCUSSION OF FUND PERFORMANCE (continued)

In this economic environment, we employed a “barbell” yield-curve positioning strategy that simultaneously emphasized the short and long ends — and de-emphasized the middle — of the intermediate-term maturity range.This strategy enabled the fund to participate more fully in the strength of bonds with 15- to 20-year maturities while limiting participation in bonds with eight- to 10-year maturities, which fared relatively poorly. This barbell positioning resulted in an average effective duration — a measure of sensitivity to changing interest rates — that was slightly shorter than that of the benchmark.

In addition, the fund received strong contributions from our security selection strategy, which included securities from a broad array of Pennsylvania issuers, including the state’s general obligation bonds, bonds backed by revenues from municipal services and bonds backed by education and health care facilities.

What is the fund’s current strategy?

As short-term interest rates have risen, yield differences between shorter- and longer-term securities have narrowed beyond historical norms, suggesting that longer-term yields are likely to begin rising as the Fed continues to tighten monetary policy.Accordingly, we have begun to move gradually away from a barbell yield-curve strategy by reducing the fund’s holdings of longer-term securities and redeploying assets to the middle of the intermediate-term range. In addition, we have occasionally taken advantage of temporary market efficiencies to purchase longer- or shorter-term securities at prices we considered attractive.

March 15, 2005

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

3 Source: Lipper Inc..

8

DISCUSSION OF
FUND PERFORMANCE

John F. Flahive, Portfolio Manager

How did Mellon Massachusetts Intermediate
Municipal Bond Fund perform relative to its
benchmark?

For the six-month period ended February 28, 2005, the fund achieved total returns of 1.35% for Class M shares, 1.30% for Investor shares and 1.07% for Dreyfus Premier shares.1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index, the fund’s benchmark, achieved a total return of 0.90% for the same period.2 In addition, the average total return for all funds reported in the Lipper Massachusetts Intermediate Municipal Debt Funds category was 0.79% for the same period.3

Despite rising short-term interest rates, prices of intermediate-term municipal bonds were little changed over the reporting period as investor demand remained robust amid a reduced supply of newly issued securities. The fund produced higher returns than its benchmark and Lipper category average, primarily due to the success of its yield-curve positioning and security selection strategies.

What is the fund’s investment approach?

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes.The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and ten years, and its average effective portfolio duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher-yielding securities.This is because yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund’s
performance?

The municipal bond market was influenced during the reporting period by changes in the Federal Reserve Board’s (the “Fed”) monetary policy, which included several increases in short-term interest rates. Historically, longer-term bonds have tended to lose value when short-term rates rise. This time has proved to be an exception so far, with most municipal bonds ending the reporting period with little change in value.

Massachusetts’ fiscal condition has benefited from better business conditions across a relatively diverse mix of industries, which helped boost corporate and personal income tax receipts. Higher tax revenues enabled the state to end its 2004 fiscal year with a small budget surplus, which was used to replenish its rainy day fund. While the supply of Massachusetts bonds remained relatively ample, the national supply fell compared to the same period one year earlier. Moreover, investors apparently believed that inflation was not yet a concern in the recovering economy. These factors helped support tax-exempt bond prices.

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

In this economic environment, we employed a “barbell” yield-curve positioning strategy that simultaneously emphasized the short and long ends — and de-emphasized the middle — of the intermediate-term maturity range.This strategy enabled the fund to participate more fully in the strength of bonds with 15- to 20-year maturities while limiting participation in bonds with eight- to ten-year maturities, which fared relatively poorly.This barbell positioning resulted in an average effective duration — a measure of sensitivity to changing interest rates — that was slightly shorter than that of the benchmark.

In addition, the fund received strong contributions from our security selection strategy, which included securities from a broad array of Massachusetts issuers, including the state’s general obligation bonds, bonds backed by revenues from municipal services and bonds backed by educational institutions and the state’s settlement of litigation with U.S. tobacco companies.

What is the fund’s current strategy?

As short-term interest rates have risen, yield differences between shorter- and longer-term securities have narrowed beyond historical norms, suggesting that longer-term yields are likely to begin rising as the Fed continues to tighten monetary policy. Accordingly, we have begun to move gradually away from a barbell yield-curve strategy by reducing the fund’s holdings of longer-term securities and redeploying assets to the middle of the intermediate-term range. In addition, we have occasionally taken advantage of temporary market efficiencies to purchase longer- or shorter-term securities at prices we considered attractive.

March 15, 2005

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of fund expenses by Mellon Bank, N.A. pursuant to an agreement in effect through September 30, 2007, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

3 Source: Lipper Inc.

10

UNDERSTANDING YOUR FUND’S EXPENSES ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each Mellon municipal bond fund from September 1, 2004 to February 28, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2005
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000 †	$2.60	$3.85	$6.34
Ending value (after expenses)	$1,016.10	$1,014.80	$1,012.30
Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000 †	$2.68	$3.97	—
Ending value (after expenses)	$999.60	$999.10	—
Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000 †	$3.29	$4.53	—
Ending value (after expenses)	$1,011.50	$1,009.40	—
Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000 †	$2.50	$3.74	$6.23
Ending value (after expenses)	$1,013.50	$1,013.00	$1,010.70
† Expenses are equal to the Mellon National Intermediate Municipal Bond Fund annualized expense ratio of .52% for Class M, .77% for Investor shares and 1.27% for Dreyfus Premier shares, Mellon National Short-Term Municipal Bond Fund .54% for Class M and .80% for Investor shares, Mellon Pennsylvania Intermediate Municipal Bond Fund .66% for Class M and .91% for Investor shares and Mellon Massachusetts Intermediate Municipal Bond Fund .50% for Class M, .75% for Investor shares and 1.25% for Dreyfus Premier shares, multiplied by the respective fund’s average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Funds 11

C O M PA R I N G YO U R F U N D ’ S E X P E N S E S W I T H T H O S E O F OT H E R F U N D S (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investores assess fund expenses.Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2005
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000 †	$2.61	$3.86	$6.36
Ending value (after expenses)	$1,022.22	$1,020.98	$1,018.50
Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000 †	$2.71	$4.01	—
Ending value (after expenses)	$1,022.12	$1,020.83	—
Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000 †	$3.31	$4.56	—
Ending value (after expenses)	$1,021.52	$1,020.28	—
Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000 †	$2.51	$3.76	$6.26
Ending value (after expenses)	$1,022.32	$1,021.08	$1,018.60

† Expenses are equal to the Mellon National Intermediate Municipal Bond Fund annualized expense ratio of .52% for Class M, .77% for Investor shares and 1.27% for Dreyfus
Premier shares, Mellon National Short-Term Municipal Bond Fund .54% for Class M and .80% for Investor shares, Mellon Pennsylvania Intermediate Municipal Bond Fund
.66% for Class M and .91% for Investor shares and Mellon Massachusetts Intermediate Municipal Bond Fund .50% for Class M, .75% for Investor shares and 1.25% for
Dreyfus Premier shares, multiplied by the respective fund’s average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

12

STATEMENT OF INVESTMENTS
February 28, 2005 (Unaudited)

Mellon National Intermediate Municipal Bond Fund

Long-Term Municipal	Principal			Principal
Investments—97.3%	Amount ($)	Value ($)		Amount ($)	Value ($)

Alabama—1.8%			Arizona (continued)
Alabama 5%, 6/1/2009	2,295,000	2,482,638	Tucson 5%, 7/1/2012	1,265,000	1,387,287
Alabama Public School & College			University Medical Center Corp.,
Authority, Capital Improvement			HR 5.25%, 7/1/2016	2,310,000	2,477,243
5.625%, 7/1/2013	3,000,000	3,344,099	California—17.2%
Jefferson County, Limited Obligation			Agua Caliente Band,
School Warrants 5%, 1/1/2024	3,500,000	3,595,444	Cahuilla Indians Revenue:
Montgomery BMC Special Care			4%, 7/1/2006	600,000	605,400
Facilities Financing Authority,			5.60%, 7/1/2013	1,815,000	1,845,075
Revenue (Baptist Health):			Alameda Corridor Transportation
0/5%, 11/15/2013			Authority, Revenue (Subordinated
(Insured; MBIA)	1,365,000 [a]	1,288,354	Lien) 0/5.25%, 10/1/2021
0/5%, 11/15/2014			(Insured; AMBAC)	5,000,000 [a]	3,625,650
(Insured; MBIA)	2,500,000 [a]	2,353,424
			California:
Alaska—.2%			6.80%, 10/1/2005	700,000	718,396
Anchorage, Electric Utility Revenue			4%, 2/1/2008	2,385,000	2,461,749
8%, 12/1/2010 (Insured; MBIA)	1,000,000	1,242,909	5.75%, 3/1/2008	190,000	195,016
Arizona—2.7%			5.75%, 3/1/2008
Arizona School Facilities Board,			(Prerefunded 3/1/2005)	45,000 [b]	45,464
State School Improvement			5.75%, 3/1/2009 (Insured;FGIC)	80,000	82,174
Revenue 5%, 7/1/2008	1,625,000	1,738,505	5.75%, 3/1/2009 (Insured; FGIC)
Maricopa County Unified			(Prerefunded 3/1/2005)	15,000 [b]	15,155
School District:			6.60%, 2/1/2009	510,000	576,703
(Paradise Valley):			5%, 11/1/2012
6.35%, 7/1/2010			(Prerefunded 11/1/2011)	655,000 [b]	723,172
(Insured; MBIA)	550,000	635,029	5%, 11/1/2012	345,000	373,159
7%, 7/1/2011			5.50%, 6/1/2020	5,000,000	5,475,700
(Insured; MBIA)	1,905,000	2,296,172	5.25%, 11/1/2026	10,500,000	11,147,325
(Scottsdale School)			5%, 2/1/2033	1,825,000	1,878,546
6.60%, 7/1/2012	1,250,000	1,503,824	5.50%, 11/1/2033	3,900,000	4,240,041
Phoenix:			California Department of
5.40%, 7/1/2007	1,000,000	1,062,349	Water Resources, Power
6.25%, 7/1/2016	1,250,000	1,531,924	Supply Revenue:
			5.50%, 5/1/2008	4,000,000	4,308,680
Phoenix Industrial Development			5.375%, 5/1/2018
Authority, SFMR 6.60%,			(Insured; AMBAC)	5,000,000	5,560,350
12/1/2029 (Collateralized;
FNMA, GNMA, FHLMC)	750,000	750,832	California Economic Recovery
			5%, 7/1/2016	7,400,000	7,980,234
Salt River Project Agricultural
Improvement & Power District,			California Educational
Electric System Revenue:			Facilities Authority:
5%, 1/1/2010	1,000,000	1,085,469	(Pepperdine University)
5%, 1/1/2016	1,475,000	1,603,899	5.75%, 9/15/2030	3,250,000	3,533,108
5%, 1/1/2017	1,000,000	1,082,709	(Stanford University)
			5%, 11/1/2011	3,000,000	3,322,290
Scottsdale 5.25%, 7/1/2007	1,000,000	1,059,909
			California Housing Finance Agency,
Scottsdale Industrial Development			Home Mortgage Revenue 5.65%,
Authority, HR (Scottsdale			8/1/2006 (Insured; MBIA)	655,000	674,074
Healthcare) 5.70%, 12/1/2021	1,000,000	1,073,989

The Funds 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

California (continued)			California (continued)
California Infrastructure & Economic			San Francisco City & County Airports
Development Bank, Revenue			Commission, International
(Clean Water State Revolving			Airport Revenue 5.625%,
Fund) 5%, 10/1/2017	2,500,000	2,707,300	5/1/2006 (Insured; FGIC)	500,000	517,695
California Municipal Finance Authority,			San Jose Redevelopment Agency,
Solid Waste Disposal Revenue			Tax Allocation (Merged
(Waste Management Inc.			Area Redevelopment):
Project) 4.10%, 9/1/2009	1,000,000	1,008,930	6%, 8/1/2009 (Insured; MBIA)	205,000	231,707
California Statewide Community			6%, 8/1/2009 (Insured; MBIA)	420,000	473,714
Development Authority, Revenue:			Santa Margarita-Dana Point
(Daughters of Charity Health)			Authority, Revenue 7.25%,
5.25%, 7/1/2024	3,000,000 [c]	3,143,760	8/1/2007 (Insured; MBIA)	500,000	554,445
(Kaiser Permanente)			Southern California Public Power
3.85%, 8/1/2006	1,250,000	1,270,025	Authority, Power Project
Multi Family Housing:			Revenue (San Juan Unit 3):
(Archstone/Seascape)			5.50%, 1/1/2013
5.25%, 6/1/2008	4,000,000	4,229,360	(Insured; FSA)	3,010,000	3,416,260
(Equity Residential)			5.50%, 1/1/2014
5.20%, 6/15/2009	3,000,000	3,193,920	(Insured; FSA)	2,000,000	2,276,540
Foothill/Eastern Transportation			Westside Unified School District
Corridor Agency,			6%, 8/1/2014 (Insured; AMBAC)	385,000	456,695
Toll Road Revenue:
0/5.80%, 1/15/2020			Colorado—4.8%
(Insured; MBIA)	1,505,000 [a]	1,326,552	Colorado Department of Transportation,
0/5.875%, 1/15/2026			Transportation Revenue
(Insured; MBIA)	8,000,000 [a]	6,883,200	Revenue Anticipation Notes:
Golden State Tobacco Securitization			5.25%, 6/15/2010
Corp., Tobacco Settlement Revenue			(Insured; MBIA)	1,000,000	1,102,130
(Enhanced-Asset Backed):			5.50%, 6/15/2015
5.75%, 6/1/2021	6,755,000	7,241,360	(Insured; MBIA)	3,000,000	3,430,260
5.75%, 6/1/2023	8,240,000	8,780,874	Colorado Educational & Cultural
Kern High School District			Facilities Authority, Revenue
6.40%, 2/1/2012 (Insured; MBIA)	2,750,000	3,231,525	(Regis University Project)
			5%, 6/1/2022 (Insured; Radian)	1,825,000	1,886,357
Los Angeles Department of Water
& Power, Power Systems Revenue			Colorado Health Facilities Authority,
5.25%, 7/1/2011 (Insured; MBIA)	2,250,000	2,513,430	Revenue (Vail Valley Medical
			Center Project) 5%, 1/15/2020	1,250,000	1,279,800
Los Angeles Unified School District
5.75%, 7/1/2016 (Insured; MBIA)	2,000,000	2,355,520	Colorado Housing Finance Authority:
			6.75%, 4/1/2015	165,000	165,777
Modesto Wastewater Treatment			6.70%, 10/1/2016	100,000	100,488
Facility, Revenue 6%,			7.15%, 10/1/2030
11/1/2009 (Insured; MBIA)	500,000	567,940	(Insured; FHA)	165,000	165,860
Oakland Joint Powers Financing			(Single Family Program):
Authority, LR (Oakland Convention			7.10%, 5/1/2015	40,000	40,296
Centers) 5.50%, 10/1/2013			6.05%, 10/1/2016	305,000	310,255
(Insured; AMBAC)	1,500,000	1,709,550	675%, 10/1/2021
Sacramento Municipal Utility			(Insured; FHA)	510,000	529,604
District, Electric Revenue:			7.55%, 11/1/2027	65,000	65,500
5.30%, 7/1/2012	1,275,000	1,373,086	6.80%, 11/1/2028	80,000	80,620
5.25%, 5/15/2013 (Insured; FGIC)	3,530,000	3,962,955

14

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Colorado (continued)			Florida (continued)
E-470 Public Highway			Key West Utility Board, Electric
Authority, Revenue:			Revenue 5.75%, 10/1/2006
0/5%, 9/1/2016			(Insured; AMBAC)	1,000,000	1,050,620
(Insured; MBIA)	3,565,000 [a]	2,803,516	Orlando & Orange County Expressway
0/5%, 9/1/2017			Authority, Expressway Revenue
(Insured; MBIA)	3,500,000 [a]	2,749,180	5%, 7/1/2013 (Insured; AMBAC)	4,710,000	5,190,185
Jefferson County School District			Georgia—1.5%
6.50%, 12/15/2010			Atlanta, Water & Wastewater Revenue
(Insured; MBIA)	1,500,000	1,757,160	5%, 11/1/2029 (Prerefunded
Northwest Parkway Public			5/1/2009) (Insured; FGIC)	1,435,000 [b]	1,566,245
Highway Authority:			Chatham County Hospital Authority
0/5.45%, 6/15/2017			(Memorial Health Medical Center)
(Insured; AMBAC)	7,690,000 [a]	6,335,868	6.125%, 1/1/2024	2,480,000	2,707,962
0/5.55%, 6/15/2018			Georgia:
(Insured; FSA)	5,000,000 [a]	4,110,850	5.40%, 11/1/2010	1,000,000	1,119,800
0/5.70%, 6/15/2021			5.75%, 9/1/2011	3,460,000	3,967,686
(Insured; AMBAC)	7,345,000 [a]	5,976,847
			Georgia Municipal Electric Authority
University of Colorado,			(Project One) 6%, 1/1/2006	1,275,000	1,311,567
Enterprise System Revenue:
5%, 6/1/2009	500,000	539,630	Illinois—4.0%
5.50%, 6/1/2010	500,000	556,325	Chicago:
Connecticut—.9%			Gas Supply Revenue (Peoples Gas,
			Light & Coke) 4.75%, 3/1/2030	1,000,000	1,040,780
Connecticut Health & Educational			SFMR 4.70%, 10/1/2017
Facilities Authority, Revenue:			(Collateralized; FNMA, GNMA)	265,000	265,713
(Greenwich Academy):
4.25%, 3/1/2022			Chicago Metropolitan Water
(Insured; FSA)	560,000	557,648	Reclamation District (Chicago Capitol
4.25%, 3/1/2023			Improvement) 7.25%, 12/1/2012	8,500,000	10,663,080
(Insured; FSA)	475,000	469,400	Du Page County Community High
4.50%, 3/1/2025			School District (Downers Grove)
(Insured; FSA)	530,000	532,926	5.50%, 12/1/2014 (Insured; FSA)
4.60%, 3/1/2026			(Prerefunded 12/1/2009)	1,000,000 [b]	1,097,250
(Insured; FSA)	705,000	713,975	Illinois Finance Authority, Gas
(Yale University)			Supply Revenue (People’s Gas
5.125%, 7/1/2027	300,000	316,887	Light & Coke Co.) 4.30%,
Mohegan Tribe Indians Gaming			6/1/2016 (Insured; AMBAC)	2,500,000 [c]	2,506,725
Authority, Public Improvement			Illinois Health Facilities Authority,
(Priority Distribution):			Revenue (Loyola University
5.375%, 1/1/2011	1,400,000	1,482,124	Health System) 5.75%, 7/1/2011	3,500,000	3,796,030
6%, 1/1/2016	1,750,000	1,879,640	Lake County Community Unitary
Stamford 6.60%, 1/15/2007	500,000	536,590	School District (Waukegan)
Florida—1.5%			5.625%, 12/1/2011 (Insured; FSA)	3,150,000	3,491,114
Florida Municipal Loan Council,			Regional Transportation Authority:
Revenue 5.75%, 11/1/2015			7.75%, 6/1/2009 (Insured; FGIC)	1,000,000	1,184,970
(Insured; MBIA)	520,000	589,592	7.75%, 6/1/2010 (Insured; FGIC)	1,620,000	1,970,957
			7.75%, 6/1/2012 (Insured; FGIC)	1,890,000	2,396,350
Hillsborough County Educational
Facilities Authority (University			Iowa—.5%
of Tampa Project) 5.75%,			Muscatine, Electric Revenue 5.50%,
4/1/2018 (Insured; Radian)	3,435,000	3,777,813	1/1/2011 (Insured; AMBAC)	3,000,000	3,348,780

The Funds 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Kansas—.3%			Massachusetts (continued)
Burlington, PCR (Kansas Gas &			Massachusetts Port Authority, Revenue:
Electric Co. Project) 5.30%,			5.75%, 7/1/2010	1,325,000	1,478,952
6/1/2031 (Insured; MBIA)	2,000,000	2,155,560	6%, 7/1/2012	2,035,000	2,258,138
Kentucky—.7%			Massachusetts Water Pollution
Kentucky Property & Buildings			Abatement Trust (Pool Program
Commission, Revenue 6%,			Bonds) 5.25%, 8/1/2017	2,500,000	2,775,425
2/1/2014 (Prerefunded 2/1/2010)			Weston:
(Insured; FSA)	2,000,000 [b]	2,268,940	5.625%, 3/1/2017
Kentucky Turnpike Authority, EDR			(Prerefunded 3/1/2010)	650,000 [b]	727,474
(Revitalization Projects):			5.625%, 3/1/2018
6.50%, 7/1/2007			(Prerefunded 3/1/2010)	665,000 [b]	744,261
(Insured; AMBAC)	1,000,000	1,084,790	Michigan—.5%
5.50%, 7/1/2012			Fowlerville Community School
(Insured; AMBAC)	1,250,000	1,411,000	District 6.50%, 5/1/2006
Maine—.3%			(Insured; MBIA)	555,000	580,386
Maine Municipal Bond Bank			Michigan Hospital Finance Authority,
5.875%, 11/1/2013 (Insured;			Revenue (Genesys Regional Medical
FSA) (Prerefunded 11/1/2009)	1,660,000 [b]	1,883,038	Hospital) 5.50%, 10/1/2008	1,505,000	1,639,397
Maryland—.1%			Michigan Municipal Board
Maryland Health & Higher Educational			Authority, Revenue
Facilities Authority, Revenue (Johns			(Drinking Water Revolving
Hopkins University) 5%, 7/1/2004	1,000,000	1,058,460	Fund) 5.50%, 10/1/2015	1,000,000	1,154,620
Massachusetts—4.1%			Saint Johns Public Schools
Massachusetts			(School Bond Loan Fund)
Consolidated Loan:			6.50%, 5/1/2006 (Insured; FGIC)	525,000	549,077
5.75%, 9/1/2013			Minnesota—3.5%
(Prerefunded 9/1/2009)	500,000 [b]	560,035	Minneapolis (Special School
5%, 8/1/2016			District No. 1) 5%,
(Prerefunded 8/1/2014)	3,000,000 [b]	3,297,330	2/1/2014 (Insured; FSA)	2,350,000	2,519,247
5.25%, 11/1/2030			Minnesota 5%, 10/1/2013	10,000,000	10,874,000
(Prerefunded 11/1/2012)	3,000,000 [b]	3,337,290	Minnesota Public Facilities
Massachusetts Bay Transportation			Authority, WaterPollution Control
Authority, Sales Tax Revenue			Revenue 5.25%, 3/1//2016	10,000,000	11,337,800
5.50%, 7/1/2016	5,000,000	5,754,600	Mississippi—1.1%
Massachusetts Development Finance			Mississippi 5.50%, 12/1/2017	1,250,000	1,452,863
Agency, Revenue (Comb Jewish
Philanthropies) 4.75%, 2/1/2015	4,135,000	4,383,762	Mississippi Hospital Equipment
Massachusetts Housing			& Facilities Authority, Revenue
Finance Agency, HR:			(Baptist Memorial Health Care)
5.125%, 12/1/2034	350,000	351,124	5%, 9/1/2024	5,845,000	6,002,990
5.30%, 12/1/2047	1,750,000	1,754,935	Mississippi Higher Education
Massachusetts Municipal			Assistance Corporation, Student
Wholesale Electric Company,			Loan Revenue 6.05%, 9/1/2007	85,000	85,158
Power Supply System Revenue			Mississippi University Educational
(Project Number 6)			Building Corp., Revenue
5.25%, 7/1/2012 (Insured; MBIA)	2,000,000	2,214,540	5.25%, 8/1/2016 (Insured; MBIA)	400,000	449,980

16

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Missouri—.8%			New Jersey (continued)
Missouri Environmental Improvement			New Jersey Economic
& Energy Resource Authority,			Development Authority:
Water Pollution Control Revenue			School Facilities Construction
(Revolving Fund Program)			Revenue 5.25%, 6/15/2018
5.50%, 7/1/2014	1,250,000	1,435,325	(Insured; AMBAC)
Missouri Highways & Transport			(Prerefunded 6/15/2011)	5,375,000 [b]	5,980,494
Commission, Road Revenue:			Transportation Sublease Revenue
5.50%, 2/1/2010	2,000,000	2,218,200	(New Jersey Transit Corp. Light
5.50%, 2/1/2011	2,000,000	2,241,280	Rail Transit System) 5.875%,
			5/1/2014 (Insured; FSA)
Nebraska—.3%			(Prerefunded 5/1/2009)	1,000,000 [b]	1,116,350
Municipal Energy Agency of Nebraska
Power Supply System			New Jersey Highway Authority,
5%, 4/1/2025 (Insured; FSA)	2,000,000	2,098,780	General Revenue
			(Garden State Parkway):
Nevada—.3%			5%, 1/1/2009 (Insured; FGIC)	1,060,000	1,142,129
Humboldt County, PCR			5%, 1/1/2010 (Insured; FGIC)	1,110,000	1,209,045
(Sierra Pacific) 6.55%,			New Jersey Transit Corp., COP:
10/1/2013 (Insured; AMBAC)	2,000,000	2,098,200	5.50%, 9/15/2009
New Hampshire—.2%			(Insured; AMBAC)	5,000,000	5,501,200
Nashua, Capital Improvement			6%, 9/15/2015 (Insured;
5.50%, 7/15/2018	560,000	626,287	AMBAC) (Prerefunded
			9/15/2010)	2,000,000 [b]	2,292,380
New Hampshire Business Finance
Authority, PCR (Central Maine			New Mexico—1.2%
Power Co.) 5.375%, 5/1/2014	1,000,000	1,071,170	New Mexico Finance Authority:
New Jersey—6.8%			Revenue (Public Project Revolving
			Fund) 5.25%, 6/1/2017
Garden State Preservation Trust:			(Insured; AMBAC)	1,000,000	1,103,600
(Open Space &			Transportation Revenue
Farmland Preservation):			5.25%, 6/15/2016
5.80%, 11/1/2019			(Insured; MBIA)	5,000,000	5,540,350
(Insured; FSA)	5,000,000 [c]	5,679,500
5.80%, 11/1/2023			New Mexico Highway Commission,
(Insured; FSA)	5,000,000 [c]	5,597,600	Tax Revenue 6%, 6/15/2015
			(Prerefunded 6/15/2010)	2,000,000 [b]	2,281,440
Gloucester County Improvement
Authority, Solid Waste Resource			New York—11.0%
Recovery Revenue:			Greece Central School District:
6.85%, 12/1/2009	4,000,000	4,492,320	6%, 6/15/2010 (Insured; FGIC)	225,000	257,135
7%, 12/1/2009	1,000,000	1,123,580	6%, 6/15/2011 (Insured; FGIC)	950,000	1,097,877
New Jersey 6%, 2/15/2011	1,000,000	1,144,080	6%, 6/15/2012 (Insured; FGIC)	950,000	1,110,322
			6%, 6/15/2013 (Insured; FGIC)	950,000	1,120,364
New Jersey Economic			6%, 6/15/2014 (Insured; FGIC)	950,000	1,129,978
Development Authority:			6%, 6/15/2015 (Insured; FGIC)	950,000	1,137,882
Cigarette Tax Revenue:
5%, 6/15/2013			Long Island Power Authority,
(Insured; FGIC)	3,000,000	3,258,210	Electric System Revenue:
5.375%, 6/15/2015	4,400,000	4,787,992	5%, 6/1/2009	2,000,000	2,142,560
5.50%, 6/15/2024	4,000,000	4,211,840	5%, 4/1/2010
5.50%, 6/15/2031	1,000,000	1,037,870	(Insured; AMBAC)	2,500,000	2,714,700

The Funds 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal				Principal
Investments (continued)	Amount ($)		Value ($)		Amount ($)	Value ($

New York (continued)				New York (continued)
Metropolitan Transportation Authority:				New York State Dorm Authority:
Commuter Facilities Revenue:				Revenue (continued):
5.50%, 7/1/2007				(FIT Student Housing) 5.75%,
(Insured; AMBAC)	1,000,000		1,066,260	7/1/2006 (Insured; AMBAC)	130,000	135,474
5.50%, 7/1/2011	1,000,000		1,092,660	(Mental Health Services Facilities):
(Grand Central Terminal)				6%, 8/15/2005	15,000	15,262
5.70%, 7/1/2024 (Insured; FSA)				6%, 8/15/2005	985,000	1,000,977
(Prerefunded 7/1/2005)	200,000	[b]	204,390	(North Shore Long Island Jewish
Service Contract Revenue:				Group) 5%, 5/1/2018	2,800,000	2,901,500
5.50%, 7/1/2016	5,000,000		5,670,850	(Vassar College) 6%, 7/1/2005	250,000	253,200
5.75%, 1/1/2018	1,500,000		1,739,400	New York State Power Authority,
Municipal Assistance Corporation				General Purpose Revenue 7%,
For the City of New York				1/1/2018 (Prerefunded 1/1/2010)	300,000 [b]	353,760
6%, 7/1/2005 (Insured; AMBAC)	100,000		101,308	New York State Thruway Authority:
Nassau County, General				(Highway & Bridge Trust Fund):
Improvement 5.10%,				5.50%, 4/1/2007
11/1/2013 (Insured; AMBAC)	3,000,000		3,233,760	(Insured; FGIC)	500,000	529,480
New York City:				5.50%, 4/1/2013
7%, 8/1/2006	300,000		318,087	(Insured; FGIC)	1,000,000	1,126,130
6%, 4/15/2009	2,885,000		3,088,998	6%, 4/1/2014 (Insured; FSA)
6%, 4/15/2009				(Prerefunded 4/1/2010)	2,000,000 [b]	2,295,920
(Prerefunded 4/15/2007)	1,115,000	[b]	1,204,847	6%, 4/1/2016 (Insured; FSA)
5.50%, 8/1/2010 (Insured; XLCA)	2,000,000		2,227,160	(Prerefunded 4/1/2010)	1,000,000 [b]	1,147,960
5.75%, 8/1/2012				(Second General Highway & Bridge
(Prerefunded 8/1/2007)	240,000	[b]	260,071	Trust Fund) 5.25%, 4/1/2012
5.75%, 8/1/2012	305,000		327,097	(Insured; AMBAC)	5,000,000	5,561,750
5.75%, 8/1/2013	1,650,000		1,815,528	New York State Urban
New York City Municipal Water				Development Corp., Revenue:
Finance Authority, Water				(Correctional Capital
& Sewer Systems Revenue:				Facilities) 5%, 1/1/2011	5,000,000	5,386,050
5.75%, 6/15/2026 (Insured;				(Higher Education Technology
MBIA) (Prerefunded 6/15/2006)	440,000	[b]	462,823	Grants) 5.75%, 4/1/2015
5.75%, 6/15/2026 (Insured; MBIA)	815,000		857,372	(Insured; MBIA)	500,000	511,440
New York City Transitional Finance				Orange County 5.50%, 11/15/2007	250,000	268,970
Authority, Revenue:				Port Authority of New York and
5.50%, 11/1/2011	3,000,000		3,333,870	New Jersey 5.50%,
6.125%, 11/15/2014				10/15/2006 (Insured; MBIA)	3,045,000	3,187,811
(Prerefunded 5/15/2010)	825,000	[b]	953,692	Tobacco Settlement Financing
6.125%, 11/15/2014	175,000		200,839	Corp., Revenue (Asset
6.125%, 11/15/2015				Backed) 5.50%, 6/1/2019	5,000,000	5,576,700
(Prerefunded 5/15/2010)	2,000,000	[b]	2,311,980	North Carolina—5.4%
New York State Dorm Authority:				Charlotte 5%, 4/1/2013	1,000,000	1,108,970
Income Tax Revenue (St Pers) 5.50%,
3/15/2020 (Insured; AMBAC)	6,000,000	[c]	6,984,060	Charlotte-Mecklenberg Hospital
Revenue:				Authority, Health Care System
(Consolidated City University				Revenue 5.60%, 1/15/2011	1,000,000	1,045,360
System) 5.75%, 7/1/2018				Concord, COP 5.50%,
(Insured; FSA)	200,000		235,562	6/1/2011 (Insured; MBIA)	1,000,000	1,117,730

18

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

North Carolina (continued)			Ohio (continued)
Durham County			Ohio Building Authority:
5.50%, 4/1/2010	1,000,000	1,115,700	(Adult Correction Building)
Guilford County,			5.25%, 4/1/2013
Public Improvement			(Prerefunded 4/1/2008)	2,000,000 [b]	2,167,720
5.10%, 10/1/2014			(Juvenile Correction
(Prerefunded 10/1/2010)	1,500,000 [b]	1,677,735	Facilities) 5.50%, 4/1/2014	3,295,000	3,679,461
Mecklenburg County:			(Sports Building Fund)
5.50%, 4/1/2011	1,195,000	1,347,052	5.50%, 4/1/2014	1,945,000	2,171,943
5%, 3/1/2013	6,285,000	6,967,174	Ohio Water Development Authority,
Public Improvement			Water Pollution Control Revenue
4.75%, 4/1/2008	1,000,000	1,059,930	(Water Quality Loan Fund)
North Carolina:			5%, 6/1/2016	4,000,000	4,360,040
5%, 2/1/2012	9,000,000	9,931,230	Toledo—Lucas County Port Authority,
Public Improvement			Port Facilities Revenue (Cargill
5%, 3/1/2012	5,000,000	5,519,750	Inc. Project) 4.50%, 12/1/2015	900,000	925,245
North Carolina Eastern			Oklahoma—.2%
Municipal Power Agency,			Oklahoma Capital Improvement
Power System Revenue			Authority, State Highway
5.375%, 1/1/2016	1,500,000	1,601,655	Capital Improvement Revenue
Raleigh Durham Airport			5%, 6/1/2006 (Insured; MBIA)	1,200,000	1,237,812
Authority, Revenue 5.25%,			Oklahoma Housing Finance Agency,
11/1/2013 (Insured; FGIC)	2,565,000	2,820,012	SFMR 6.80%, 9/1/2016
Wake County 5.75%, 2/1/2015			(Collateralized; FNMA)	130,000	130,969
(Prerefunded 2/1/2010)	2,000,000 [b]	2,283,680	Oregon—.8%
Wake County Industrial Facilities			Jackson County School District:
& Pollution Control Financing			(Central Point) 5.75%,
Authority, Revenue			6/15/2016 (Insured; FGIC)
(Carolina Power& Light Co.)			(Prerefunded 6/15/2010)	2,265,000 [b]	2,556,256
5.375%, 2/1/2017	1,000,000	1,074,630	(Eagle Point) 5.625%, 6/15/2014	1,500,000	1,690,305
Ohio—3.9%			Portland Urban Renewal &
Akron, Sewer Systems Revenue			Redevelopment (Convention
6%, 12/1/2014 (Insured; AMBAC)	500,000	567,025	Center) 5.75%, 6/15/2018
Butler County Transportation			(Insured; AMBAC)	1,150,000	1,291,036
Improvement District 6%,			Pennsylvania—5.2%
4/1/2011 (Insured; FSA)	1,000,000	1,109,460	Allegheny County Hospital
Columbus 6%, 6/15/2008	3,000,000	3,300,210	Development Authority,
Cuyahoga County, Revenue			Revenue (University of
(Cleveland Clinic Health System):			Pittsburgh Medical Center)
6%, 1/1/2015	2,265,000	2,577,457	5.25%, 6/15/2015	1,620,000	1,767,566
6%, 1/1/2017	3,900,000	4,423,224	Chester County
Erie County, Hospital Facilities			5%, 11/15/2010	3,420,000	3,756,767
Revenue (Firelands Regional			Pennsylvania (Third Series):
Medical Center)			5.375%, 7/1/2017
4.50%, 8/15/2006	1,200,000	1,224,684	(Insured; FSA)	5,000,000	5,729,950
Ohio Infrastructure Improvements			5.375%, 7/1/2018
5.625%, 2/1/2009	1,000,000	1,099,250	(Insured; FSA)	15,985,000	18,355,576

The Funds 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Pennsylvania (continued)			Texas—2.3%
Pennsylvania Higher Educational			Austin Independent School District
Facilities Authority, Health			(Permanent School Fund
Services Revenue (University			Guaranteed) 5.70%, 8/1/2011	1,530,000	1,597,152
of Pennsylvania) 5.35%, 1/1/2008	3,750,000	3,854,813	Dallas Fort Worth, International
Scranton-Lackawanna Health &			Airport Revenue 5.50%,
Welfare Authority Catholic			11/1/2031 (Insured; FGIC)	1,000,000	1,055,560
Healthcare Revenue (Mercy Health)			Harris County, Toll Road Revenue
5.10%, 1/1/2007 (Insured; MBIA)	100,000	104,243	6%, 8/1/2009 (Insured; FGIC)	5,150,000	5,779,279
State Public School Building Authority,			Laredo Independent School District
College Revenue			(Permanent School Fund
(Harrisburg Community College)			Guaranteed) 6%, 8/1/2014
6.25%, 4/1/2008 (Insured; MBIA)	795,000	874,548	(Prerefunded 8/1/2009)	1,000,000 [b]	1,125,850
Swarthmore Borough Authority,			Lewisville Independent School
College Revenue:			District Building Bonds (Permanent
5%, 9/15/2011	1,000,000	1,095,900	School Fund Guaranteed):
5%, 9/15/2012	1,400,000	1,537,032	7.50%, 8/15/2006	650,000	696,566
Rhode Island—.2%			7.50%, 8/15/2007	600,000	669,642
Rhode Island Health & Educational			Mission Consolidated Independent
Building Corp., Higher Educational			School District (Permanent School
Revenue (Providence College):			Fund Guaranteed)
4.50%, 11/1/2017			5.875%, 2/15/2009	1,690,000	1,832,045
(Insured; XLCA)	795,000	814,764	North Forest Independent School
5%, 11/1/2022 (Insured; XLCA)	250,000	262,453	District (Permanent School Fund
South Carolina—3.5%			Guaranteed) 5.25%, 8/15/2005	135,000	136,889
Greenville County School District,			San Antonio Electric & Gas
Installment Purchase Revenue			Revenue General Improvement
(Building Equity Sooner Tomorrow):			5.90%, 2/1/2016	500,000	557,840
5.25%, 12/1/2010	10,000,000	10,914,200	Texas Municipal Power Agency, Revenue
5.25%, 12/1/2011	5,650,000	6,196,355	4.40%, 9/1/2011 (Insured; FGIC)	2,750,000	2,821,968
5.875%, 12/1/2018	3,000,000	3,385,290	Utah—.8%
5%, 12/1/2024	1,000,000	1,034,330
			Intermountain Power Agency,
South Carolina Jobs-Economic			Power Supply Revenue:
Development Authority, Revenue:			6%, 7/1/2008 (Insured; MBIA)	4,200,000	4,612,356
Economic Development (Waste			6.25%, 7/1/2009 (Insured; FSA)	750,000	845,730
Management of South Carolina
Inc.) 4.10%, 11/1/2004	1,000,000	992,610	Vermont—.7%
Hospital Facilities (Georgetown			Burlington, Electric Revenue:
Memorial Hospital) 5.25%,			6.25%, 7/1/2011 (Insured; MBIA)	2,000,000	2,330,660
2/1/2021 (Insured; Radian)	1,250,000	1,313,138	6.25%, 7/1/2012 (Insured; MBIA)	2,500,000	2,944,225
South Carolina School Facilities			Virginia—2.5%
5%, 1/1/2009	1,000,000	1,078,240	Chesterfield County Industrial
Tennessee—.0%			Development Authority, PCR
Shelby County Health Educational &			5.875%, 6/1/2017	3,000,000	3,297,060
Housing Facilities Board, Revenue			Louisa Industrial Development
(St. Judes Children’s Research)			Authority, PCR (Virginia Electric &
5%, 7/1/2009	300,000	316,752	Power Co.) 5.25%, 12/1/2008	3,000,000	3,147,510

20

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal				Principal
Investments (continued)	Amount ($)		Value ($)		Amount ($)	Value ($)

Virginia (continued)				U. S. Related (continued)
Newport News Industrial				Puerto Rico Electric Power
Development Authority, Revenue				Authority, Power Revenue:
(Advanced Shipbuilding Carrier)				6.50%, 7/1/2006
5.50%, 9/1/2010	1,000,000		1,114,830	(Insured; MBIA)	625,000	658,056
Peninsula Ports Authority, Coal				5.25%, 7/1/2015
Terminal Revenue (Dominion				(Insured; MBIA)	2,000,000	2,267,040
Terminal Associates) 6%, 4/1/2033	7,685,000		8,033,207	5.25%, 7/1/2029
Virginia Commonwealth				(Insured; FSA)	2,000,000	2,157,380
Transportation Board				Puerto Rico Public Buildings
(Federal Highway Reimbursement				Authority, Government
Notes) 5%, 9/27/2012	2,000,000		2,201,820	Facility Revenue:
				6.25%, 7/1/2010
Washington—.4%				(Insured; AMBAC)	750,000	865,643
Seattle Municipal Light & Power,				5.50%, 7/1/2014	1,000,000	1,125,880
Revenue 5.50%, 12/1/2010	1,000,000		1,109,590	5.50%, 7/1/2015	1,000,000	1,126,870
Washington Public Power				5.50%, 7/1/2016	2,000,000	2,264,440
Supply System, Revenue				5.75%, 7/1/2017	1,945,000	2,254,313
(Nuclear Project Number 1):				University of Puerto Rico,
6%, 7/1/2006 (Insured; MBIA)	500,000		522,285	University Revenue 6.25%,
7%, 7/1/2008	380,000		431,273	6/1/2008 (Insured; MBIA)	750,000	830,618
7%, 7/1/2008	620,000		698,157	Total Long-Term
Wisconsin—.9%				Municipal Investments
Kenosha, Waterworks Revenue				(cost $662,334,245)		695,240,028

5%, 12/1/2012 (Insured; FGIC)	750,000		814,860	Short-Term Municipal
Wisconsin 5%,				Investments—5.0%

5/1/2016 (Insured; MBIA)	5,000,000		5,430,600
Wisconsin Health & Educational				Illinois—.3%
Facilities Authority, Revenue				Illinois Health Facilities Authority,
(Aurora Medical Group Inc.)				Revenue, VRDN (Resurrection
5.75%, 11/15/2007 (Insured; FSA)	500,000		537,450	Health) 1.82% (Insured; FSA)	2,400,000 [d]	2,400,000
U. S. Related—4.2%				Massachusetts—1.1%
Puerto Rico Commonwealth:				Massachusetts, VRDN
6.25%, 7/1/2011 (Insured; MBIA)	950,000		1,111,795	(Central Artery):
5%, 7/1/2012	2,000,000		2,134,580	Series A, 1.82%	1,550,000 [d]	1,550,000
6%, 7/1/2013	1,500,000		1,634,265	Series B, 1.82%	6,600,000 [d]	6,600,000
6.25%, 7/1/2013 (Insured; MBIA)	1,380,000		1,651,860	Nebraska—.6%
Public Improvement 5%, 7/1/2027
(Prerefunded 7/1/2012)	5,000,000	[b]	5,531,100	Lancaster County Hospital Authority,
				Health Facilities Revenue, VRDN
Puerto Rico Commonwealth Highway				(Immanuel Health System) 1.82%
				(LOC; La Salle National Bank)	4,000,000
& Transportation Authority,					[d]	4,000,000
Transportation Revenue:
6.25%, 7/1/2009 (Insured; MBIA)	150,000		169,994	Rhode Island—.3%
5.875%, 7/1/2035 (Insured;				Rhode Island Health & Educational
MBIA) (Prerefunded 7/1/2010)	1,405,000	[b]	1,610,790	Building Corp., Educational Institution
5.875%, 7/1/2035				Revenue, VRDN (Moses Brown
(Insured; MBIA)	2,595,000		2,917,014	School) 1.80% (Insured; MBIA)	1,900,000 [d]	1,900,000

The Funds 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon National Intermediate Municipal Bond Fund (continued)

Short-Term Municipal	Principal				Principal
Investments (continued)	Amount ($)		Value ($)		Amount ($)	Value ($)

Tennessee—1.6%				Texas—1.1%
Clarksville Public Building				Harris County Health Facilities
Authority, Pooled Financing				Development Corp., HR, VRDN
Revenue, VRDN (Tennessee				(Texas Children’s Hospital)
Municipal Bond Fund):				1.82% (Insured; MBIA)	7,700,000 [d]	7,700,000
1.80% (LOC;				Total Short-Term
Bank of America N.A.)	6,330,000	[d]	6,330,000	Municipal Investments
1.80% (LOC;				(cost $35,580,000)		35,580,000

Bank of America N.A.)	1,000,000	[d]	1,000,000
Montgomery County Public Building				Total Investments
Authority, Pooled Financing				(cost $697,914,245)	102.3%	730,820,028
Revenue, VRDN (Tennessee				Liabilities, Less Cash and Receivables	(2.3%)	(16,113,780)
County Loan Pool) 1.80%
(LOC; Bank of America N.A.)	4,100,000	[d]	4,100,000	Net Assets	100.0%	714,706,248

22

Summary of Abbreviations

AMBAC	American Municipal Bond		GNMA	Government National Mortgage Association
	Assurance Corporation		HR	Hospital Revenue
COP	Certificate of Participation		LOC	Letter of Credit
EDR	Economic Development Revenue		MBIA	Municipal Bond Investors Assurance
FGIC	Financial Guaranty Insurance Company			Insurance Corporation
FHA	Federal Housing Administration		PCR	Pollution Control Revenue
FHLMC	Federal Home Loan Mortgage Corporation		SFMR	Single Family Mortgage Revenue
FNMA	Federal National Mortgage Association		VRDN	Variable Rate Demand Notes
FSA	Financial Security Assurance		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or	Standard & Poor’s	Value (%) †

AAA	Aaa		AAA	55.1
AA	Aa		AA	18.5
A	A		A	14.3
BBB	Baa		BBB	5.9
BB	Ba		BB	.5
F1	MIG1/P1		SP1/A1	4.9
Not Rated [e]	Not Rated [e]		Not Rated [e]	.8
				100.0

† Based on total investments.
[a] Zero Coupon until a specified date, at which time the stated coupon rate becomes effective until maturity.
[b] Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[c] Purchased on a delayed delivery basis.
[d] Securities payable on demand.Variable interest rate—subject to periodic change.
[e] Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Investment Adviser to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Funds 23

STATEMENT OF FINANCIAL FUTURES
February 28, 2005 (Unaudited)

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 2/28/2005 ($)

Financial Futures Sold Short
U.S. Treasury Futures 5 Year Note	110	11,893,750	March 2005	203,125
U.S. Treasury Futures 10 Year Note	440	48,785,000	March 2005	538,547
U.S. Treasury Futures 30 Year Bond	400	44,937,500	June 2005	225,000
				966,672

See notes to financial statements.

24

STATEMENT OF INVESTMENTS
February 28, 2005 (Unaudited)

Mellon National Short-Term Municipal Bond Fund

Long-Term Municipal	Principal			Principal
Investments—95.1%	Amount ($)	Value ($)		Amount ($)	Value ($)

Alabama—3.0%			Connecticut—1.0%
State of Alabama 5.25%, 6/1/2007	1,205,000	1,273,866	State of Connecticut
Alabama Water Pollution			4%, 12/15/2005	1,000,000	1,013,680
Control Authority, Revolving			Mashantucket Western Pequot
Fund Loan 5.50%, 8/15/2007			Tribe 6.50%, 9/1/2006
(Insured; AMBAC)	2,000,000	2,131,360	(Prerefunded 9/1/2006)	495,000 [a]	524,294
Jefferson County, Limited			Mohegan Tribe of Indians Gaming
Obligation School			Authority, Priority Distribution
Warrant 5%, 1/1/2007	2,500,000	2,593,850	Payment Public Improvement
Arizona—1.4%			5%, 1/1/2008	500,000	519,590
Maricopa County Community			Florida—4.3%
College District 6.50, 7/1/2009			Escambia County Health Facilities
(Prerefunded 7/1/2006)	1,510,000 [a]	1,604,466	Authority, Revenue
Tucson 5%, 7/1/2005	1,160,000	1,171,043	(Ascension Health Credit):
California—9.6%			5%, 11/15/2006	1,000,000	1,036,860
Agua Caliente Band of Cahuilla			5%, 11/15/2007	400,000	420,792
Indians, Revenue:			Greater Orlando Aviation Authority,
4%, 7/1/2006	400,000	403,600	Airport Facilities Revenue
4.60%, 7/1/2008	800,000	802,416	5.25%, 10/1/2011	1,000,000	1,074,640
State of California, Economic			Orlando Utilities Commission,
Recovery 5%, 7/1/2023	2,500,000	2,663,100	Water and Electric
California Infrastructure and			Revenue 5%, 10/1/2006	1,000,000	1,038,830
Economic Development Bank,			Pinellas County, Capital
Workers Compensation			Improvement Revenue
Relief Revenue 5%,			4.50%, 1/1/2006	4,000,000	4,072,680
10/1/2009 (Insured; AMBAC)	2,500,000	2,729,175	Saint Johns County Industrial
California Pollution Control Financing			Development Authority, IDR
Authority, PCR (Southern California			(Professional Golf Hall of Fame
Edison Co.) 2%, 3/1/2008	2,000,000	1,980,660	Project) 5.875%, 9/1/2023
California Statewide Communities			(Insured; MBIA)
Development Authority, Revenue			(Prerefunded 9/1/2006)	1,085,000 [a]	1,149,688
(Kaiser Permanente):			Georgia—2.0%
3.85%, 8/1/2006	1,000,000	1,016,020	College Park Business and Industrial
2.625%, 5/1/2008	2,000,000	1,964,140	Development Authority,
California Department of			Revenue (Civic Center Project)
Water Resources, Power			5.80%, 9/1/2005 (Insured; FSA)	1,165,000	1,185,982
Supply Revenue:			De Kalb County Development
5%, 2/1/2008	1,000,000	1,060,050	Authority, Revenue
5.50%, 5/1/2008	3,500,000	3,770,095	(Emory University Project)
Santa Clara Transitional Authority,			5.375%, 11/1/2005	3,000,000	3,062,370
Sales Tax Revenue
4%, 10/2/2006	3,000,000	3,057,900	Illinois—3.5%
Colorado—.5%			Chicago Transit Authority, Capital
Colorado Health Facilities Authority,			Grant Receipt Revenue
Revenue (Evangelical Lutheran			(Douglas Branch Reconstruction)
Hospital) 6.75%, 6/1/2009	1,000,000	996,060	5%, 6/1/2007 (Insured; AMBAC)	7,000,000	7,048,860

The Funds 25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon National Short-Term Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Indiana—1.0%			Minnesota—1.2%
Indiana Health Facilities			State of Minnesota
Financing Authority, Revenue			5%, 10/1/2006	2,000,000	2,078,300
(Ascension Health Subordinate			Willmar Independent School
Credit Group) 5%, 5/1/2009	2,000,000	2,127,320	District No. 347
Kansas—1.2%			5.15%, 2/1/2009	400,000	409,976
Burlington, PCR (Kansas Gas			Mississippi—1.5%
and Electric Co. Project)			State of Mississippi, Highway
2.65%, 6/1/2006	2,500,000	2,503,475	Revenue, Four Lane Highway
Kentucky—.5%			Program 5.25%, 6/1/2006	3,000,000	3,102,630
Kentucky Economic Development			Missouri—1.7%
Finance Authority, Health			Missouri Board of Public Buildings,
System Revenue (Norton			State Office Building Special
Healthcare Inc.)			Obligation 5.50%, 5/1/2005	3,365,000	3,384,753
6.25%, 10/1/2012	1,000,000	1,085,670
			Nevada—1.0%
Maryland—1.8%
			Clarke County, PCR (Southern
Washington Suburban Sanitary			California Edison Co.)
District, Sewage Disposal			3.25%, 3/2/2009	2,000,000	1,968,780
5%, 6/1/2006	3,500,000	3,611,615
Massachusetts—2.7%			New Hampshire—.5%
			State of New Hampshire
State of Massachusetts, Federal			4%, 7/15/2005	1,000,000	1,006,880
Highway Grant Anticipation
Notes 5.75%, 6/15/2012			New Jersey—2.6%
(Insured; FSA)	2,000,000	2,259,780	New Jersey Economic Development
Massachusetts College Building			Authority, Revenue:
Authority, Project			Cigarette Tax
Revenue 4%, 5/1/2006	535,000	543,838	5.625%, 6/15/2017	2,000,000	2,100,820
Massachusetts Health and			School Facilities Construction
Educational Facilities Authority,			5%, 9/1/2007	1,000,000	1,052,330
Revenue (Springfield College)			New Jersey Transportation
4%, 10/15/2007	1,220,000	1,251,134	Trust Fund Authority
Massachusetts Development			5%, 12/15/2006	1,000,000	1,040,390
Finance Agency, Revenue			University of Medicine and
(Combined Jewish Philanthropies)			Dentistry, COP 6.75%,
3.50%, 2/1/2008	1,435,000	1,447,183	12/1/2009 (Insured; MBIA)	1,050,000	1,054,232
Michigan—3.2%			New York—6.2%
State of Michigan, Environmental			Metropolitan Transportation
Program 5%, 5/1/2009	2,000,000	2,160,840	Authority, Service Contract
Michigan Building Authority,			5%, 1/1/2006	1,425,000	1,454,255
Revenue (Facilities Program)			Municipal Assistance Corp.
5.50%, 10/15/2006	1,250,000	1,309,162	for the City of New York
Michigan Hospital Finance Authority,			5.25%, 7/1/2006	1,415,000	1,467,213
Revenue (Oakwood Obligated			New York City 5.25%, 11/15/2007	2,095,000	2,228,430
Group) 5%, 11/1/2007	1,000,000	1,052,340	New York City Transitional Finance
Michigan Municipal Bond Authority,			Authority, Revenue (New York
Revenue (Clean Water State			City Recovery) 5%, 11/01/2006	1,250,000	1,299,900
Revolving Fund):			New York State Dormitory Authority,
4.50%, 10/1/2006	1,000,000	1,030,920	Revenue (Lutheran Medical Center)
5%, 10/1/2006	1,000,000	1,038,670	4%, 8/1/2007 (Insured; MBIA)	1,000,000	1,029,540
26

Mellon National Short-Term Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

New York (continued)			Pennsylvania (continued)
New York State Thruway Authority,			Pennsylvania Higher Educational
Service Contract Revenue,			Facilities Authority, Revenue
Local Highway and Bridge			(University of Pennsylvania
5%, 4/1/2006	1,000,000	1,026,240	Health System):
Tobacco Settlement Financing			4%, 8/15/2006	1,000,000	1,015,590
Corp. 5.50%, 6/1/2009	4,000,000	4,030,000	5%, 8/15/2007	1,000,000	1,043,660
North Carolina—3.4%			Pennsylvania Industrial
Guilford County			Development Authority, EDR
4%, 10/1/2020	2,000,000	2,062,640	7%, 7/1/2007 (Insured; AMBAC)	440,000	481,320
State of North Carolina:			Philadelphia, Gas Works Revenue
5.10%, 6/1/2009	1,000,000	1,047,210	5%, 8/1/2007 (Insured; FSA)	1,555,000	1,635,673
Public Improvement			Pittsburgh 5%, 3/1/2008
5%, 3/1/2006	1,000,000	1,026,280	(Insured; FGIC)	2,000,000	2,026,320
North Carolina Eastern Municipal			South Carolina—2.5%
Power Agency, Power System			Greenville County School District,
Revenue 5%, 1/1/2007	655,000	677,028	Installment Purchase
Wake County, Public Improvement			Revenue (Building Equity Sooner
5%, 4/1/2006	2,000,000	2,056,200	for Tomorrow) 5%, 12/1/2007	1,000,000	1,052,980
Ohio—2.8%			South Carolina Jobs and Economic
Ohio Higher Education			Development Authority,
Capital Facilities:			EDR (Waste Management of
5.25%, 5/1/2005	2,500,000	2,513,575	South Carolina Inc. Project)
5.25%, 5/1/2006	1,000,000	1,032,070	3.30%, 11/1/2016	4,000,000	3,970,440
Ohio Building Authority, State			Tennessee—2.5%
Facilities, Adult Correctional			Humphreys Industrial Development
5.75%, 4/1/2005	2,250,000	2,257,425	Board, SWDR (E.I. Dupont
Oklahoma—.8%			Denemours and Co. Project)
Oklahoma Capital Improvement			6.70%, 5/1/2024	2,000,000	2,045,580
Authority, State Highway Capital			Shelby County Health, Educational
Improvement Revenue			and Housing Facilities Board,
5%, 6/1/2005 (Insured; MBIA)	1,700,000	1,712,410	Revenue (Baptist Memorial
Pennsylvania—6.9%			Healthcare) 4%, 9/1/2006	3,000,000	3,045,300
Berks County 5.50%,			Texas—11.5%
11/15/2005 (Insured; AMBAC)	1,835,000	1,876,599	Dallas Civic Center,
Lehigh County Industrial			Improvement 4.80%,
Development Center, PCR			8/15/2011 (Insured; MBIA)	3,050,000	3,245,505
(Peoples Electric Utility			Dallas, Waterworks and Sewage
Corp.) 3.125%, 11/1/2008			System Revenue	1,000,000	1,057,040
(Insured; AMBAC)	1,250,000	1,260,487	5%, 10/1/2007
Peninsula Ports Authority, Coal			Killeen Independent School
Terminal Revenue (Dominion			District 4.50%, 2/15/2007
Terminal Association Project)
3.30%, 10/1/2008	2,400,000	2,381,472	(Guaranteed; Public School Fund)	500,000	517,245
State of Pennsylvania:			North Texas Thruway Authority,
5.125%, 9/15/2006			Dallas North Thruway System
(Insured; AMBAC)	1,175,000	1,221,695	Revenue 5%, 7/1/2008
5%, 10/1/2007 (Insured; FGIC)	1,000,000	1,058,080	(Insured; AMBAC)	2,000,000	2,135,740

The Funds 27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon National Short-Term Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)		Value ($)

Texas (continued)			West Virginia—.5%
Spring Independent School			West Virginia Higher Education
District, Schoolhouse			Policy Commission Revenue
5%, 8/15/2008 (Insured;			(University Facilities)
FSA, SBPA; Dexia Bank)	2,000,000	2,068,860	5%, 4/1/2005 (Insured; MBIA)	1,000,000		1,002,630
Texas Public Finance Authority			Wisconsin—.5%
5.75%, 10/1/2014	4,000,000	4,202,480	Franklin, SWDR (Waste Management
Tarrant Regional Water District,			Co.) 2.50%, 5/1/2005	1,000,000		998,810
Water Revenue 4.50%,			Wyoming—1.0%
3/1/2006 (Insured; FSA)	1,000,000	1,020,220	Uinta County, PCR (Amoco
Texas A & M University, Financing			Project) 2.25%, 7/1/2007	2,000,000		1,972,440
System Revenues 5.625%,			U.S. Related—6.5%
5/15/2016 (Insured; AMBAC)
(Prerefunded 5/15/2006)	2,500,000 [a]	2,594,450	Commonwealth of Puerto Rico:
			5%, 7/1/2008 (Insured; FGIC)	1,500,000		1,606,260
Texas Turnpike Authority,			Public Improvement:
Central Texas Turnpike			5%, 7/1/2006	1,000,000		1,031,140
System Revenue 5%, 6/1/2007	2,500,000	2,623,100	5.375%, 7/1/2025 (Insured;
Trinity River Authority, Regional			FSA) (Prerefunded 7/1/2007)	1,000,000	[a]	1,063,900
Wastewater System Revenue			Puerto Rico Electric Authority, Power
5%, 8/1/2005 (Insured; MBIA)	4,000,000	4,046,320	Revenue 4%, 7/1/2008	500,000		516,090
Utah—1.6%			Puerto Rico Highway and Transportation
Jordan School District (Local			Authority, Highway Revenue:
School Board Program)			5%, 7/1/2005	2,500,000		2,523,250
5.25%, 6/15/2007	3,000,000	3,171,240	5%, 7/1/2006	2,500,000		2,577,850
State of Utah 5.50%, 7/1/2005			Puerto Rico Municipal Finance Agency
(Prerefunded 7/1/2005)	85,000 [a]	85,965	4%, 8/1/2006 (Insured; FSA)	1,355,000		1,384,309
Virginia—2.1%			Puerto Rico Public Buildings
Hampton, Public Improvement			Authority (Government
4%, 8/1/2005	1,000,000	1,007,640	Facilities) 4.50%, 4/1/2007	2,500,000		2,591,450
Louisa Industrial Development			Total Long-Term Municipal Investments
Authority, PCR (Virginia			(cost $193,356,894)			193,472,479

Electric and Power Co.)			Short-Term Municipal
5.25%, 12/1/2008	2,000,000	2,098,340	Investments—3.7%

Virginia Commonwealth			Florida—1.5%
Transportation Board,
Federal Highway			Capital Projects Finance Authority,
Reimbursement			Continuing Care Retirement, VRDN
Notes 5%, 10/1/2009	1,000,000	1,084,050	(Glenridge on Palmer Ranch)
			1.80% (LOC; Bank of Scotland)	2,100,000	[b]	2,100,000
Washington—2.1%			Orange County School Board,
Washington Public Power Supply			COP, VRDN 1.73%
System, Revenue:			(SBPA; Suntrust Bank NA)	900,000	[b]	900,000
(Nuclear Project No. 1)			Minnesota—1.0%
6%, 7/1/2005
(Insured; AMBAC)	2,000,000	2,025,120	Arden Hills, Housing and Health Care
(Nuclear Project No. 3)			Facilities Revenue, VRDN
6%, 7/1/2007			(Presbyterian Homes Arden
(Insured; AMBAC)	2,050,000	2,198,318	1.80% LOC; U.S. Bank NA)	2,100,000	[b]	2,100,000

28

Mellon National Short-Term Municipal Bond Fund (continued)

Short-Term Municipal	Principal				Principal
Investments (continued)	Amount ($)		Value ($)		Amount ($)	Value ($)

Missouri—.2%				Tennessee—.3%
Missouri Development Finance Board,				Montgomery County Public
LR, VRDN (Missouri Association of				Building Authority, Pooled
Municipal Utilities Lease				Financing Revenue, VRDN
Financing Program)				(Tennessee County
1.80% (LOC; U.S. Bank NA)	300,000	[b]	300,000	Loan Pool) 1.75%
Missouri Health and Educational				(LOC; Bank of America)	700,000 [b]	700,000
Facilities Authority, Educational				Total Short-Term
Facilities Revenue, VRDN (Southwest				Municipal Investments
Baptist University Project)				(cost $7,575,000)		7,575,000

1.80%, (LOC; Bank of America)	100,000	[b]	100,000
Pennsylvania—.7%				Total Investments
				(cost $200,931,894)	98.8%	201,047,479
Allegheny County Hospital Development
Authority, Revenue, VRDN				Cash and Receivables (Net)	1.2%	2,539,116
(Presbyterian University Hospital)				Net Assets	100.0%	203,586,595
1.87% (LOC; Bank One NA)	1,375,000	[b]	1,375,000

The Funds 29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

AMBAC	American Municipal Bond Assurance Corporation		LR	Lease Revenue
COP	Certificate of Participation		MBIA	Municipal Bond Investors Assurance
EDR	Economic Development Revenue			Insurance Corporation
FGIC	Financial Guaranty Insurance Company		PCR	Pollution Control Revenue
FSA	Financial Security Assurance		SBPA	Standby Bond Purchase Agreement
IDR	Industrial Development Revenue		SWDR	Solid Waste Development Revenue
LOC	Letter of Credit		VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or	Standard & Poor’s	Value (%) †

AAA	Aaa		AAA	44.3
AA	Aa		AA	26.8
A	A		A	15.8
BBB	Baa		BBB	6.6
BB	Ba		BB	.3
F1	MIG1/P1		SP1/A1	3.7
Not Rated [c]	Not Rated [c]		Not Rated [c]	2.5
				100.0

† Based on total investments.
[a] Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Securities payable on demand.Variable interest rate—subject to periodic change.
[c] Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Investment Adviser to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

30

STATEMENT OF INVESTMENTS
February 28, 2005 (Unaudited)

Mellon Pennsylvania Intermediate Municipal Bond Fund

Long-Term Municipal	Principal			Principal
Investments—100.0%	Amount ($)	Value ($)		Amount ($)	Value ($)

Alabama—.6%			Kentucky—.3%
Jefferson County, Limited			Kentucky Property and Buildings
Obligation School Warrant			Commission, Revenue (Project
5.50%, 1/1/2021	3,500,000	3,797,955	Number 68) 5.75%, 10/1/2010	1,500,000	1,692,330
Arizona—.2%			Massachusetts—.8%
University Medical Center Corp.,			Massachusetts Housing Finance
HR 5.25%, 7/1/2015	1,160,000	1,249,065	Agency, Housing Revenue:
California—3.5%			5.125%, 12/1/2034	350,000	351,123
Agua Caliente Band Cahuilla Indians,			5.30%, 12/1/2047	1,750,000	1,754,935
Revenue 6%, 7/1/2018	1,500,000	1,549,515	Massachusetts Water Pollution
Alameda Corridor Transportation			Abatement Trust (Pool Program
Authority, Revenue 0/5.25%,			Bonds) 5%, 8/1/2032	3,000,000	3,108,060
10/1/2021 (Insured; AMBAC)	2,000,000 [a]	1,450,260	Michigan—.3%
State of California:			Detroit City School District
5.25%, 11/1/2017	2,500,000	2,728,925	5.25%, 5/1/2017 (Insured; FGIC)	2,000,000	2,262,720
5.50%, 6/1/2020	2,000,000	2,190,280	Mississippi—.8%
5.50%, 2/1/2033	6,300,000	6,849,297	Mississippi Hospital Equipment &
Foothill/Eastern Transportation			Facilities Authority, Revenue
Corridor Agency,			(Baptist Memorial Health)
Toll Road Revenue:			5%, 9/1/2024	5,000,000	5,271,650
0/5.875%, 1/15/2027			Missouri—.1%
(Insured; MBIA)	6,000,000 [a]	5,146,260	Missouri Housing Development
0/5.875%, 1/15/2029			Commission, SFMR
(Insured; MBIA)	2,000,000 [a]	1,704,740	6.40%, 9/1/2029	895,000	914,914
5.75%, 1/15/2040	2,000,000	2,036,780
			New Hampshire—.2%
Colorado—.6%
			New Hampshire Business Finance
Northwest Parkway Public Highway			Authority, PCR (Central Maine
Authority, Senior Revenue			Power Co.) 5.375%, 5/1/2014	1,015,000	1,087,238
0/5.70%, 6/15/2021
(Insured; AMBAC)	5,000,000 [a]	4,068,650	New Jersey—2.1%
Connecticut—.6%			Garden State Preservation Trust
			(Open Space and Farmland):
Mohegan Tribe of Indians of			5.80%, 11/1/2019
Connecticut Gaming Authority,			(Insured; FSA)	4,805,000	5,457,999
Priority Distribution Payment,			5.80%, 11/1/2021
Public Improvement Bonds:			(Insured; FSA)	2,000,000	2,257,080
6.25%, 1/1/2021	2,500,000	2,658,175	5.80%, 11/1/2023
5.125%, 1/1/2023	1,350,000	1,316,925	(Insured; FSA)	2,000,000	2,239,040
Illinois—.6%			New Jersey Economic Development
Illinois Educational Facilities			Authority, Cigarette Tax Revenue
Authority (University of Chicago)			5.75%, 6/15/2029	4,000,000	4,255,760
5.25%, 7/1/2011	1,960,000	2,117,212	New York—2.4%
Illinois Finance Authority, Revenue			New York City Transitional Finance
(Peoples Gas Light and Coke Co.)			Authority, Revenue (Future Tax
4.30%, 6/1/2005			Secured) 5.50%/14%, 11/1/2026	4,000,000 [b]	4,445,160
(Insured; AMBAC)	2,000,000	2,005,380

The Funds 31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

New York (continued)			Pennsylvania (continued)
New York State Dormitory			Athens Area School District
Authority, Revenue:			4.75%, 4/15/2011 (Insured; FGIC)	1,740,000	1,878,034
Education, State Personal Income			Bethlehem Area School District
Tax 5.50%, 3/15/2019			5.50%, 9/1/2007 (Insured; FGIC)	4,000,000	4,270,080
(Insured; AMBAC)	5,000,000	5,808,750	Blair County:
(Mental Health Services Facilities):			5.375%, 8/1/2015
6%, 8/15/2007			(Insured; AMBAC)	1,880,000	2,131,657
(Prerefunded 2/15/2007)	20,000 [c]	21,688	5.375%, 8/1/2016
6%, 8/15/2007	2,480,000	2,661,214	(Insured; AMBAC)	1,980,000	2,265,793
(North Shore Long Island Jewish
Group) 5%, 5/1/2018	2,000,000	2,072,500	Bucks County Community College
(School Program)			Authority, College Building
5.25%, 7/1/2011	1,200,000	1,289,400	Revenue 5.70%, 6/15/2007	1,205,000	1,285,217
North Carolina—.5%			Bucks County Technical School
			Authority, School Revenue:
North Carolina Eastern Municipal Power			5.10%, 8/15/2008
Agency, Power System Revenue:			(Insured; AMBAC)	1,000,000	1,025,260
5.30%, 1/1/2015	1,500,000	1,599,375	5.40%, 8/15/2011
5.125%, 1/1/2023	1,500,000	1,539,825	(Insured; AMBAC)	1,500,000	1,542,315
Ohio—.8%			Carlisle Area School District
Cuyahoga County, Revenue			5%, 3/1/2012 (Insured; MBIA)	1,295,000	1,425,109
(Cleveland Clinic Health			Central York School District:
System) 6%, 1/1/2016	5,000,000	5,682,150	5%, 6/1/2012 (Insured; FGIC)	2,305,000	2,527,133
Pennsylvania—71.9%			5.50%, 6/1/2014 (Insured; FGIC)	1,000,000	1,128,250
Allegheny County Hospital			Coatesville Area School District
Development Authority, Revenue:			5.25%, 8/15/2019 (Insured; FSA)	8,000,000	8,824,400
(Pittsburgh Mercy Health System)			Conestoga Valley School District:
5.60%, 8/15/2006			5%, 5/1/2010 (Insured; FGIC)	2,070,000	2,251,663
(Insured, AMBAC)	2,135,000	2,229,068	5%, 5/1/2011 (Insured; FGIC)	1,500,000	1,640,025
(University of Pittsburgh
Medical Center):			Conrad Weiser Area School District:
4.95%, 12/1/2007			5.20%, 12/15/2010
(Insured, MBIA)	690,000	714,309	(Insured; MBIA)	1,000,000	1,034,500
5.15%, 12/1/2009			5.25%, 12/15/2014
(Insured; MBIA)	750,000	775,402	(Insured; MBIA)	3,890,000	4,026,656
5%, 6/15/2014	9,720,000	10,309,712	Cumberland County Municipal
Allegheny County Industrial			Authority, College Revenue:
Development Authority, PCR			(Dickerson College):
4.35%, 12/1/2013			5.25%, 11/1/2008
(Insured; AMBAC)	1,000,000	1,042,720	(Insured; AMBAC)	1,000,000	1,082,340
			5.25%, 11/1/2009
Allegheny County Port Authority,			(Insured; AMBAC)	1,170,000	1,280,670
Special Transportation Revenue:			(Messiah College)
5.50%, 6/1/2008			5.50%, 10/1/2006
(Insured; MBIA)	4,000,000	4,329,360	(Insured; AMBAC)	3,945,000	4,066,782
5.375%, 3/1/2011
(Insured, FGIC)	2,500,000	2,781,350	Delaware County 5.50%, 10/1/2015	280,000	284,547
5.50%, 3/1/2014			Delaware County Authority, College
(Insured; FGIC)	2,500,000	2,806,725	Revenue (Haverford College):
5.50%, 3/1/2016			5.875%, 11/15/2021	1,500,000	1,702,770
(Insured; FGIC)	1,360,000	1,520,725	5.75%, 11/15/2025	3,000,000	3,364,620

32

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Pennsylvania (continued)			Pennsylvania (continued)
Delaware County Regional			Montgomery County:
Water Quality Control			5%, 9/15/2010	1,165,000	1,277,492
Authority, Sewer Revenue			5%, 9/15/2011	2,155,000	2,374,961
4.75%, 5/1/2010 (Insured; FGIC)	1,945,000	2,092,645	Montgomery County Higher Education
Downingtown Area School District:			and Health Authority, HR
5.25%, 2/1/2008	4,870,000	5,206,273	(Abington Memorial Hospital)
5.375%, 2/1/2009	5,020,000	5,472,051	5%, 6/1/2007 (Insured; AMBAC)	2,940,000	3,082,443
Erie County 5.375%, 9/1/2016			Muhlenberg School District
(Insured; MBIA)	2,445,000	2,726,468	5.375%, 4/1/2015 (Insured; FGIC)	1,000,000	1,108,540
Exeter Township School District			North Pennsylvania School District
5.15%, 5/15/2010	1,990,000	2,053,461	Authority, School Revenue
Fleetwood Area School District			(Montgomery and Bucks County)
5%, 4/1/2011 (Insured; FGIC)	1,500,000	1,639,200	6.20%, 3/1/2007	860,000	896,266
Harrisburg Authority, Resource			North Wales Water Authority,
Recovery Facility Revenue			Water Revenue 5.40%,
5%, 12/1/2033 (Insured; FSA)	4,000,000	4,342,720	11/1/2010 (Insured; FGIC)	1,000,000	1,020,460
Harrisburg Authority, School			Northampton County Higher
Revenue (Harrisburg Project)			Education Authority,
5%, 4/1/2010 (Insured; FGIC)	2,500,000	2,717,175	Revenue (Lehigh University)
Hazleton Area School District			5.50%, 11/15/2011	2,500,000	2,817,125
6.50%, 3/1/2008 (Insured; FSA)	1,300,000	1,436,071	Northeastern Hospital and Education
Kennett Consolidated School			Authority, College Revenue
District 5.50%,			(Luzerne County Community
2/15/2015 (Insured; FGIC)	1,310,000	1,465,078	College) 5.25%, 8/15/2007
			(Insured; MBIA)	1,170,000	1,240,504
Lancaster County Solid Waste
Management Authority, RRR:			Northwestern Lehigh School District:
5.25%, 12/15/2008			5%, 3/15/2008 (Insured; FSA)	1,190,000	1,265,624
(Insured; AMBAC)	3,940,000	4,210,442	5%, 3/15/2009 (Insured; FSA)	1,190,000	1,281,606
5.25%, 12/15/2009			5%, 3/15/2010 (Insured; FSA)	1,245,000	1,352,593
(Insured; AMBAC)	4,230,000	4,556,006	Owen J. Roberts School District
5.25%, 12/15/2010			5.50%, 8/15/2018 (Insured; FSA)	1,440,000	1,614,168
(Insured; AMBAC)	2,000,000	2,164,640	Parkland School District:
Lancaster County Vocational-			5.25%, 9/1/2011 (Insured; FGIC)	2,220,000	2,464,533
Technical School Authority, LR:			5.375%, 9/1/2014 (Insured; FGIC)	3,110,000	3,521,173
5.25%, 2/15/2009			5.375%, 9/1/2016 (Insured; FGIC)	1,490,000	1,706,363
(Insured; FGIC)	1,000,000	1,085,240	Penn Manor School District:
5.25%, 2/15/2010			5.20%, 6/1/2012 (Insured; FGIC)
(Insured; FGIC)	1,500,000	1,645,350	(Prerefunded 6/1/2006)	355,000 [c]	366,988
Lancaster Higher Education			5.20%, 6/1/2012 (Insured; FGIC)	395,000	408,339
Authority, College Revenue			State of Pennsylvania:
(Franklin and Marshall College)			5.375%, 5/15/2009 (Insured; FGIC)
5.25%, 4/15/2016	1,815,000	1,980,274	(Prerefunded 5/15/2006)	3,000,000 [c]	3,148,110
Lehigh County General Purpose			5.25%, 10/15/2009	10,000,000	10,952,900
Authority, Revenues			5.25%, 10/15/2010	10,000,000	11,071,000
(Good Shepherd Group)			5.25%, 2/1/2011	7,850,000	8,691,991
5.25%, 11/1/2014	3,255,000	3,440,665	6%, 1/15/2012
Lower Merion School District			(Prerefunded 1/15/2010)	2,500,000 [c]	2,855,875
5%, 5/15/2029	11,975,000	12,494,356	5.25%, 2/1/2012 (Insured; FGIC)	1,000,000	1,113,590

The Funds 33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Pennsylvania (continued)			Pennsylvania (continued)
State of Pennsylvania (continued):			Pennsylvania Higher Educational
5.375%, 7/1/2017			Facilities Authority:
(Insured; FSA)	5,000,000	5,729,950	College and University Revenue:
5.375%, 7/1/2018			(UPMC Health System) (continued):
(Insured; FSA)	15,000,000	17,224,500	5.125%, 1/15/2011	1,550,000	1,658,345
Pennsylvania Economic Development			5.25%, 8/1/2012
Financing Authority, SWDR			(Insured; FSA)	3,000,000	3,270,720
(Waste Management Inc. Project)			6%, 1/15/2022	2,500,000	2,785,650
4.70%, 11/1/2021	5,000,000	5,020,950	Health Services
Pennsylvania Higher Educational			(University of Pennsylvania):
Facilities Authority:			5.60%, 11/15/2010
College and University Revenue:			(Insured; MBIA)	2,000,000	2,200,460
(Allegheny College Project)			5.875%, 1/1/2015	2,000,000	2,069,660
6.10%, 11/1/2008			Pennsylvania Housing Finance Agency
(Insured; MBIA)	1,750,000	1,773,555	(Single Family Mortgage):
(Bryn Mawr College)			5.35%, 10/1/2009	1,165,000	1,200,043
5.25%, 12/1/2012			5.45%, 10/1/2010	3,025,000	3,167,175
(Insured; AMBAC)	3,000,000	3,347,790	5.50%, 10/1/2011	1,325,000	1,385,036
(College of Pharmacy and			5.55%, 10/1/2012	3,060,000	3,190,907
Science) 5.35%, 11/1/2011			5.75%, 10/1/2013	1,000,000	1,040,720
(Insured; MBIA)	2,000,000	2,067,060	Pennsylvania Industrial
(Drexel University):			Development Authority, EDR:
5.50%, 5/1/2007			6%, 7/1/2008
(Insured; MBIA)	1,275,000	1,350,556	(Insured; AMBAC)	5,600,000	6,146,056
5.30%, 5/1/2010			5.80%, 1/1/2009
(Insured; MBIA)	3,910,000	4,192,888	(Insured; AMBAC)	5,000,000	5,505,150
(Lafayette College Project)			5.50%, 7/1/2012
6%, 5/1/2030	5,000,000	5,594,250	(Insured; AMBAC)	5,335,000	6,000,061
(La Salle University)			Pennsylvania State University
5.50%, 5/1/2034	2,250,000	2,349,585	5%, 3/1/2009	3,000,000	3,229,590
(State Systems)			Pennsylvania Turnpike
5.75%, 6/15/2010			Commission, Turnpike Revenue:
(Insured; AMBAC)	3,045,000	3,415,546	5%, 6/1/2009
(State Systems Higher Education):			(Insured; FGIC)	3,275,000	3,537,328
5%, 6/15/2010			5%, 6/1/2011
(Insured; AMBAC)	2,785,000	3,032,865	(Insured; FGIC)	3,000,000	3,285,210
5%, 6/15/2011			5.50%, 12/1/2011
(Insured; AMBAC)	2,935,000	3,211,242	(Insured; FGIC)	2,510,000	2,832,686
(Temple University)			5.50%, 12/1/2012
5.25%, 4/1/2014			(Insured; FGIC)	2,000,000	2,268,440
(Insured; MBIA)	2,500,000	2,691,875	5.50%, 6/1/2015	1,500,000	1,683,780
(University of Scranton)			5%, 12/1/2029
5.75%, 11/1/2016			(Insured; AMBAC)	5,000,000	5,245,700
(Insured; AMBAC)	1,690,000	1,910,951
(University of Pennsylvania):			Perkiomen Valley School District:
5.30%, 9/1/2006	1,000,000	1,013,880	5.25%, 3/1/2013
5.40%, 9/1/2007	2,000,000	2,031,980	(Insured; FSA)	1,230,000	1,353,553
(UPMC Health System):			5.25%, 3/1/2014
5%, 1/15/2010	1,630,000	1,731,321	(Insured; FSA)	1,290,000	1,419,581

34

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Pennsylvania (continued)			Pennsylvania (continued)
Philadelphia:			Scranton-Lackawanna Health
5.25%, 3/15/2011			and Welfare Authority, Revenue:
(Insured; FSA)	3,500,000	3,808,455	(Community Medical
5.25%, 3/15/2012			Center Project):
(Insured; FSA)	235,000	255,711	5.50%, 7/1/2010
5.25%, 3/15/2013			(Insured; MBIA)	3,035,000	3,285,236
(Insured; FSA)	2,000,000	2,176,260	5.50%, 7/1/2011
5.25%, 3/15/2014			(Insured; MBIA)	3,195,000	3,458,428
(Insured; FSA)	1,000,000	1,088,130	(University of
Water and Wastewater Revenue:			Scranton Project):
5.625%, 6/15/2009			5.50%, 11/1/2006
(Insured; AMBAC)	5,000,000	5,515,050	(Insured; AMBAC)	2,295,000	2,405,160
5.25%, 12/15/2012			5.50%, 11/1/2007
(Insured; AMBAC)	10,000,000	11,132,700	(Insured; AMBAC)	3,040,000	3,256,661
Philadelphia Authority for Industrial			Southeastern Pennsylvania
Development, Industrial and			Transportation Authority,
Commercial Revenue			Special Revenue 5.90%,
(Girard Estates Facilities Leasing			3/1/2010 (Insured; FGIC)
Project) 5%, 5/15/2019	2,400,000	2,448,432	(Prerefunded 3/1/2005)	125,000 [c]	126,291
Philadelphia Hospital and Higher			Springfield School District
Education Facilities Authority,			(Delaware County):
Revenue (Jefferson Health			4.75%, 3/15/2010
System) 5.50%, 5/15/2008	1,000,000	1,067,960	(Insured; FSA)	1,145,000	1,230,680
Philadelphia Parking Authority,			4.75%, 3/15/2011
Parking Revenue:			(Insured; FSA)	780,000	841,573
5.25%, 2/1/2013			4.75%, 3/15/2012
(Insured; AMBAC)	1,935,000	2,102,571	(Insured; FSA)	1,085,000	1,171,919
5.25%, 2/1/2014			State Public School Building
(Insured; AMBAC)	2,040,000	2,216,664	Authority, School Revenue:
Airport 5.75%, 9/1/2009			(Lease-Philadelphia
(Insured; AMBAC)	2,255,000	2,500,412	School District Project)
Philadelphia School District:			5%, 6/1/2029
5%, 10/1/2008 (Insured; MBIA)	10,000,000	10,709,400	(Insured; FSA)	5,000,000	5,182,750
5.75%, 2/1/2011 (Insured; FSA)	4,000,000	4,517,640	(Tuscarora School District
5.75%, 2/1/2013 (Insured; FSA)			Project) 5.25%, 4/1/2017
(Prerefunded 2/1/2011)	3,000,000 [c]	3,407,220	(Insured; FSA)	1,035,000	1,136,399
5.25%, 4/1/2014 (Insured; MBIA)	2,500,000	2,699,500	Susquehanna Area Regional
5.50%, 2/1/2017 (Insured; FSA)			Airport Authority,
(Prerefunded 2/1/2012)	1,770,000 [c]	2,000,843	Airport System, Revenue:
5.50%, 2/1/2019 (Insured; FSA)			5.375%, 1/1/2018	6,000,000	6,159,720
(Prerefunded 2/1/2012)	1,310,000 [c]	1,480,850	5.50%, 1/1/2020
Pittsburgh School District:			(Insured; AMBAC)	4,370,000	4,738,347
5.50%, 9/1/2016 (Insured; FSA)	4,000,000	4,602,920	5%, 1/1/2033
5.50%, 9/1/2018 (Insured; FSA)	1,000,000	1,158,210	(Insured; AMBAC)	2,400,000	2,476,008
Saint Mary Hospital Authority,			Swarthmore Borough Authority,
Health System Revenue			College Revenue:
(Catholic Health East)			5.50%, 9/15/2011	17,500,000	19,655,825
5%, 11/15/2021	1,000,000	1,030,590	5.25%, 9/15/2017	1,000,000	1,102,280

The Funds 35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Pennsylvania (continued)			Virginia—2.2%
University Area Joint Authority,			Industrial Development Authority
Sewer Revenue			of the County of Charles City,
5%, 11/1/2011 (Insured; MBIA)	1,430,000	1,568,310	Solid Waste Disposal Facility
Upper Darby School District			Revenue (USA Waste of
5%, 2/15/2010 (Insured; AMBAC)	1,100,000	1,194,039	Virginia, Inc. Project)
Upper Merion Area School District			4.875%, 2/1/2009	6,600,000	6,857,730
5%, 2/15/2019 (Insured; MBIA)	1,165,000	1,254,589	Louisa Industrial Development
Upper Saint Clair Township School			Authority, PCR (Virginia Electric
District 5.20%, 7/15/2027	7,000,000	7,277,410	and Power Co.)
			5.25%, 12/1/2008	5,000,000	5,245,850
Wallenpaupack Area School
District 5.50%, 3/1/2008			Peninsula Ports Authority,
(Insured, FGIC)	2,090,000	2,251,411	Coal Terminal Revenue
			(Dominion Terminal
Warwick School District,			Associates)
Lancaster County			6%, 4/1/2033	2,300,000	2,404,213
5.25%, 2/15/2011
(Insured; FGIC)	1,000,000	1,105,340	U.S. Related—10.9%
Wilson Area School District			Commonwealth of Puerto Rico,
5%, 2/15/2011 (Insured; FGIC)	1,910,000	2,085,529	Public Improvement:
			5.50%, 7/1/2014
Wilson School District:			(Insured; MBIA)	7,500,000	8,631,225
5.375%, 5/15/2015			5.50%, 7/1/2018
(Insured; FSA)	1,785,000	1,981,636	(Insured; FGIC)	9,545,000	11,159,346
5.375%, 5/15/2016			5%, 7/1/2027
(Insured; FSA)	1,500,000	1,664,235	(Prerefunded 7/1/2012)	5,000,000 [c]	5,531,100
Wyoming Valley Sanitary			Puerto Rico Electric Power
Authority,Sewer Revenue			Authority, Power Revenue:
5%,11/15/2007 (Insured; MBIA)	1,960,000	2,076,071	5.25%, 7/1/2014
York County 5%,			(Insured; MBIA)	7,875,000	8,907,728
6/1/2017 (Insured; AMBAC)	1,100,000	1,184,667	5.50%, 7/1/2017
York County Solid Waste and			(Insured; MBIA)	6,000,000	6,987,480
Refuse Authority, Solid Waste			5.25%, 7/1/2029
System Revenue 5.50%,			(Insured; FSA)	5,000,000	5,393,450
12/1/2014 (Insured; FGIC)	1,000,000	1,141,670	Puerto Rico Highway and
South Carolina—.3%			Transportation Authority:
Greenville County School District,			Highway Revenue:
Installment Purchase Revenue			6.25%, 7/1/2008
(Building Equity Sooner			Series Y (Insured; MBIA)	1,295,000	1,437,178
for Tomorrow)			6.25%, 7/1/2008
5.875%, 12/1/2018	2,000,000	2,256,860	Series Z (Insured; MBIA)	1,000,000	1,109,790
Texas—.3%			5.50%, 7/1/2013
			(Insured; FSA)	1,500,000	1,698,405
Cities of Dallas and Fort Worth,			5.50%, 7/1/2013
Dallas/Fort Worth International			(Insured; MBIA)	4,000,000	4,529,080
Airport Revenue,			Transportation Revenue
Improvement 5.50%,			5.25%, 7/1/2010	4,000,000	4,368,720
11/1/2031 (Insured; FGIC)	2,000,000	2,111,120

36

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term	Principal		Short-Term	Principal
Investments (continued)	Amount ($)	Value ($)	Investments (continued)	Amount ($)	Value ($)

U.S. Related (continued)			Rhode Island—.2%
Puerto Rico Municipal			Rhode Island Health and Educational
Finance Agency:			Building Corp., Educational
5.50%, 8/1/2007	5,000,000	5,337,050	Institution Revenue, VRDN
5.50%, 8/1/2009			(Moses Brown School Issue)
(Insured; FSA)	7,090,000	7,835,301	1.80%, (SBPA; Fleet National Bank)	1,500,000 [d]	1,500,000
Total Long-Term			Tennessee—.9%
Municipal Investments			Clarksville Public Building Authority,
(cost $635,997,868)		669,450,204	Pooled Financing Revenue, VRDN

			(Tennessee Municipal Bond Fund)
Short-Term Municipal Investments—1.5%			1.80% (LOC; Bank of America)	5,800,000 [d]	5,800,000

			Total Short-Term
Georgia—.3%			Municipal Investments
Gainsville and Hall County Development			(cost $9,700,000)		9,700,000

Authority, Revenue, VRDN
(Lanier Senior Living Facility)			Total Investments
1.84%, (LOC; Bank of America)	2,300,000 [d]	2,300,000	(cost $645,697,868)	101.5%	679,150,204

New Mexico—.1%			Liabilities, Less Cash and Receivables	(1.5%)	(10,229,181)
Hurley, PCR, VRDN
1.77%, (LOC; Bank of America)	100,000 [d]	100,000	Net Assets	100.0%	668,921,023

The Funds 37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

AMBAC	American Municipal Bond		MBIA	Municipal Bond Investors Assurance
	Assurance Corporation			Insurance Corporation
EDR	Economic Development Revenue		PCR	Pollution Control Revenue
FGIC	Financial Guaranty Insurance Company		RRR	Resources Recovery Revenue
FSA	Financial Security Assurance		SBPA	Standby Bond Purchase Agreement
HR	Hospital Revenue		SFMR	Single Family Mortgage Revenue
LOC	Letter of Credit		SWDR	Solid Waste Development Revenue
LR	Lease Revenue		VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or	Standard & Poor’s Value (%)†

AAA	Aaa		AAA	65.3
AA	Aa		AA	19.7
A	A		A	8.3
BBB	Baa		BBB	4.7
BB	Ba		BB	.6
F1	MIG1/P1		SP1/A1	1.4
				100.0

† Based on total investments.
[a] Zero coupon until a specified date, at which time, the stated coupon rate becomes effective until maturity.
[b] Subject to interest rate change on November 1, 2011.
[c] Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[d] Securities payable on demand.Variable interest rate—subject to periodic change.
See notes to financial statements.

38

STATEMENT OF FINANCIAL FUTURES
February 28, 2005 (Unaudited)

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 2/28/2005 ($)

Financial Futures Sold Short
U.S. Treasury Futures 5 Year Note	110	11,893,750	March 2005	203,125
U.S. Treasury Futures 10 Year Note	440	48,785,000	March 2005	538,547
U.S. Treasury Futures 30 Year Bond	400	44,937,500	June 2005	225,000
				966,672

See notes to financial statements.

The Funds 39

STATEMENT OF INVESTMENTS
February 28, 2005 (Unaudited)

Mellon Massachusetts Intermediate Municipal Bond Fund

Long-Term Municipal	Principal			Principal
Investments—95.2%	Amount ($)	Value ($)		Amount ($)	Value ($)

Massachusetts—85.3%			Massachusetts (continued)
Auburn 5.125%, 6/1/2020			Mashpee 5.625%, 11/15/2015
(Insured; AMBAC)	1,225,000	1,335,434	(Insured; FGIC)
Bellingham 5.375%, 3/1/2014			(Prerefunded 11/15/2010)	500,000 [a]	569,390
(Insured; AMBAC)	1,685,000	1,886,223	Massachusetts:
Boston:			6.50%, 8/1/2008	600,000	671,880
4%, 1/1/2007	1,000,000	1,025,260	5.75%, 8/1/2009
5.75%, 2/1/2010	2,000,000	2,245,740	(Insured; AMBAC)	2,050,000	2,278,514
Boston Water and Sewer			Zero Coupon, 12/1/2012
Commission, Revenue:			(Insured; XLCA)	1,770,000	1,925,371
9.25%, 1/1/2011	100,000	129,085	Consolidated Loan:
5%, 11/1/2019	2,170,000	2,347,094	5.75%, 6/1/2013
5%, 11/1/2023	3,920,000	4,181,464	(Prerefunded 6/1/2010)	5,000,000 [a]	5,606,650
			5.25%, 10/1/2021
Burlington:			(Prerefunded 10/1/2013)	2,500,000 [a]	2,787,750
5.25%, 2/1/2012	200,000	223,372	5%, 8/1/2027
5.25%, 2/1/2013	250,000	280,742	(Insured; MBIA)
Cambridge, Municipal Purpose Loan:			(Prerefunded 8/1/2012)	420,000 [a]	459,661
5%, 12/15/2011	510,000	564,968	5%, 8/1/2027
4%, 1/1/2013	2,135,000	2,224,691	(Insured; MBIA)	1,580,000	1,641,983
4%, 1/1/2014	2,555,000	2,646,418	5.25%, 11/1/2030
4%, 1/1/2015	2,900,000	2,986,797	(Prerefunded 11/1/2012)	2,000,000 [a]	2,224,860
Cohasset:			Federal Highway:
5%, 6/15/2022	895,000	957,766	5.50%, 12/15/2009	5,000,000	5,516,550
5%, 6/15/2023	895,000	954,204	5.75%, 6/15/2010	2,000,000	2,242,340
Easton 6%, 9/15/2006	105,000	107,004	5.75%, 6/15/2012	2,500,000	2,824,725
Everett:			(Grant Anticipation Notes)
6.125%, 12/15/2014			5.125%, 6/15/2015
(Insured; MBIA)			(Insured; MBIA)	1,500,000	1,624,395
(Prerefunded 12/15/2009)	1,000,000 [a]	1,147,760	Special Obligation Revenue:
5.375%, 12/15/2017			5.375%, 6/1/2011	6,350,000	7,072,122
(Insured; FGIC)	1,250,000	1,411,362	5.50%, 6/1/2013	1,000,000	1,134,020
Hingham, Municipal Purpose Loan			Massachusetts Bay
5.375%, 4/1/2017	1,645,000	1,824,420	Transportation Authority:
			Assessment Revenue:
Holden, Municipal Purpose Loan			5.75%, 7/1/2011
6%, 3/1/2014 (Insured; FGIC)	1,000,000	1,140,240	(Prerefunded 7/1/2010)	1,835,000 [a]	2,074,045
Hopedale:			5.75%, 7/1/2011	165,000	185,199
4%, 11/15/2013 (Insured; AMBAC)	250,000	258,452	5.25%, 7/1/2017
5%, 11/15/2019 (Insured; AMBAC)	650,000	708,753	(Prerefunded 7/1/2014)	1,045,000 [a]	1,182,041
Lynn 5.25%, 2/15/2008			5.25%, 7/1/2020
(Insured; MBIA)	1,500,000	1,606,905	(Prerefunded 7/1/2014)	1,000,000 [a]	1,129,440
Lynnfield, Municipal Purpose Loan:			General Transportation System:
5%, 7/1/2020	505,000	544,218	5.50%, 3/1/2009
5%, 7/1/2021	525,000	564,076	(Insured; FGIC)	2,000,000	2,190,600
5%, 7/1/2022	585,000	626,664	5.25%, 3/1/2015
5%, 7/1/2023	585,000	624,318	(Insured; FGIC)	1,000,000	1,119,600
Marblehead:			Sales Tax Revenue:
5%, 8/15/2018	1,440,000	1,563,739	5.50%, 7/1/2016	2,500,000	2,877,300
5%, 8/15/2022	1,750,000	1,876,035	5.25%, 7/1/2021	2,000,000	2,265,460
40

Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Massachusetts (continued)			Massachusetts (continued)
Massachusetts Development Finance			Massachusetts Health and
Agency, Revenue:			Educational Facilities Authority,
(College of Pharmacy			Revenue (continued):
and Allied Health):			(Harvard University)
5%, 7/1/2024	1,000,000	1,045,980	5%, 7/15/2022	1,500,000	1,595,370
5%, 7/1/2027	1,000,000	1,040,920	(Jordan Hospital):
5%, 7/1/2035	2,000,000	2,063,460	5%, 10/1/2010	500,000	501,500
(Combined Jewish			6.875%, 10/1/2015	900,000	900,261
Philanthropies)			(Northeastern University)
5.25%, 2/1/2022	1,000,000	1,086,960	5.50%, 10/1/2009
Education (Belmont Hill School)			(Insured; MBIA)	420,000	464,050
5%, 9/1/2015	500,000	532,770	(Partners Healthcare Systems):
Higher Education (Smith College)			5.25%, 7/1/2013	1,595,000	1,703,524
5.75%, 7/1/2029			5%, 7/1/2016	1,045,000	1,119,979
(Prerefunded 7/1/2010)	1,000,000 [a]	1,137,710	5.125%, 7/1/2019	1,000,000	1,047,900
(Massachusetts College			(Springfield College
of Pharmacy):			Radianassurance)
6%, 7/1/2008	310,000	334,121	4%, 10/15/2008	1,255,000	1,291,596
6.30%, 7/1/2010			(Tufts University):
(Prerefunded 1/1/2010)	350,000 [a]	404,274	5.5%, 8/15/2014	1,000,000	1,141,750
6.40%, 7/1/2011			5.50%, 2/15/2036	1,000,000	1,095,530
(Prerefunded 1/1/2010)	370,000 [a]	429,030	(Wellesley College)
6.50%, 7/1/2012			5%, 7/1/2024	1,000,000	1,053,590
(Prerefunded 1/1/2010)	395,000 [a]	459,784	(Winchester Hospital)
6.375%, 7/1/2023	1,000,000	1,113,870	6.75%, 7/1/2030
(Milton Academy) 5%, 9/1/2019	1,000,000	1,077,340	(Prerefunded 7/1/2010)	1,600,000 [a]	1,858,256
Resource Recovery (Waste			Massachusetts Housing
Management, Inc)			Finance Agency:
6.90%, 12/1/2009	1,000,000	1,120,170	Housing:
Solid Waste Disposal			5%, 12/1/2026	1,165,000	1,169,625
(Waste Management, Inc)			5.125%, 12/1/2034	200,000	200,642
5.45%, 6/1/2014	1,000,000	1,069,810	5.30%, 12/1/2047	250,000	250,705
(Suffolk University)			SFHR 6%, 6/1/2014
5.85%, 7/1/2029	1,000,000	1,032,300	(Insured; MBIA)	370,000	370,348
Massachusetts Education Loan			Massachusetts Industrial
Authority Education Loan			Finance Agency, Revenue:
Revenue 6.20%, 7/1/2013			(Babson College) 5.75%,
(Insured; AMBAC)	325,000	325,266	10/1/2007 (Insured; MBIA)	555,000	596,864
Massachusetts Educational Financing			(Concord Academy):
Authority Education Loan			5.45%, 9/1/2017	500,000	529,585
Revenue 4.70%, 1/1/2010			5.50%, 9/1/2027	1,250,000	1,310,362
(Insured; AMBAC)	715,000	721,492	(College of The Holy Cross)
Massachusetts Health and Educational			5.50%, 3/1/2007
Facilities Authority, Revenue:			(Insured; MBIA)	1,145,000	1,202,090
(Boston College)			Electric Utility (Nantucket
5.125%, 6/1/2037	2,000,000	2,082,480	Electric Co.) 6.75%,
(Dartmouth-Hitchcock)			7/1/2006 (Insured; AMBAC)	1,400,000	1,475,768
5.125%, 8/1/2022			(St. John’s School, Inc.)
(Insured; FSA)	2,000,000	2,147,360	5.70%, 6/1/2018	1,000,000	1,047,230

The Funds 41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Massachusetts (continued)			Massachusetts (continued)
Massachusetts Industrial			Massachusetts Water Pollution
Finance Agency, Revenue (continued):			Abatement Trust:
(The Tabor Academy)			(Pool Loan Program) (continued):
5.40%, 12/1/2028	500,000	516,750	5%, 8/1/2018
(Tufts University):			(Prerefunded 8/1/2012)	3,910,000 [a]	4,319,533
5.50%, 2/15/2007			5%, 8/1/2018	75,000	80,672
(Insured; MBIA)	750,000	790,710	5%, 8/1/2032	2,000,000	2,072,040
5.50%, 2/15/2008			Water Pollution
(Insured; MBIA)	1,595,000	1,717,592	Abatement Revenue:
5.50%, 2/15/2011			(New Bedford Loan Program)
(Insured; MBIA)	500,000	559,965	5.25%, 2/1/2012	500,000	554,520
(Wentworth Institute of			(South Essex Sewer District
Technology)			Loan Program)
5.55%, 10/1/2013	500,000	532,780	6.375%, 2/1/2015	195,000	197,582
(Worcester Polytechnic)			Massachusetts Water
5.35%, 9/1/2006	850,000	885,317	Resource Authority:
Massachusetts Municipal			5.30%, 11/1/2010
Wholesale Electric Company,			(Insured; FGIC)	1,000,000	1,053,830
Power Supply System Revenue:			5.50%, Series B, 8/1/2011
(Nuclear Project 5) 5%,			(Insured; FSA)	1,100,000	1,236,136
7/1/2011 (MBIA)	120,000	130,758	5.50%, Series D,
(Nuclear Project 4) 5.25%,			8/1/2011 (Insured; FSA)	1,000,000	1,123,760
7/1/2012 (MBIA)	2,000,000	2,214,540	6%, 8/1/2014 (Insured; MBIA)	1,000,000	1,183,500
Massachusetts Port Authority,			5.25%, 8/1/2018
Revenue:			(Insured; FSA)	500,000	567,485
5.75%, 7/1/2011	3,500,000	3,938,935	Mendon Upton Regional
5%, 7/1/2012 (Insured; MBIA)	1,020,000	1,118,603	School District 6%,
6%, 7/1/2013	2,500,000	2,762,425	6/1/2007 (Insured; FGIC)	600,000	644,232
5.50%, 7/1/2014 (Insured; FSA)	1,265,000	1,372,904	Northampton
Massachusetts Turnpike Authority,			5.125%, 10/15/2016
Turnpike Revenue			(Insured; MBIA)	1,985,000	2,215,161
5%, 1/1/2020 (Insured; MBIA)	3,440,000	3,783,106	Northbridge 5.25%,
Massachusetts Water Pollution			2/15/2017 (Insured; AMBAC)	1,000,000	1,104,520
Abatement Trust:			Pittsfield Massachusetts:
(Pool Loan Program):			5%, 4/15/2012 (Insured; MBIA)	1,000,000	1,099,190
5.25%, 2/1/2009	500,000	543,110	5.50%, 4/15/2014 (Insured; MBIA)	500,000	565,525
5.625%, 8/1/2013			Randolph:
(Prerefunded 8/1/2010)	975,000 [a]	1,105,553	5%, 9/1/2017
5.625%, 8/1/2013	25,000	28,151	(Insured; AMBAC)	1,045,000	1,147,640
5.25%, 2/1/2014			5%, 9/1/2024
(Prerefunded 8/1/2011)	335,000 [a]	373,046	(Insured; AMBAC)	490,000	524,104
5.25%, 2/1/2014	965,000	1,064,366
5.50%, 8/1/2014			Quabbin Regional School District
(Prerefunded 8/1/2009)	1,055,000 [a]	1,176,241	6%, 6/15/2008 (Insured; AMBAC)	780,000	858,827
5.50%, 8/1/2014	30,000	33,250	Sandwich 5.75%,
5.625%, 2/1/2015			8/15/2013 (Insured; MBIA)	1,050,000	1,189,513
(Prerefunded 2/1/2007)	2,000,000 [a]	2,133,740	Somerville 6%,
5.25%, 8/1/2017	1,500,000	1,665,255	2/15/2007 (Insured; FSA)	775,000	825,352

42

Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Massachusetts (continued)			U.S. Related (continued)
Southeastern University Building			Puerto Rico Commonwealth
Authority, Project Revenue 5.90%,			Highway and Transportation
5/1/2010 (Insured; AMBAC)			Authority (continued):
(Prerefunded 5/1/2005)	500,000 [a]	513,280	Transportation Revenue:
Springfield 5.50%, 8/1/2014			5.25%, 7/1/2015
(Insured; FGIC)	1,500,000	1,699,710	(Insured; FGIC)	1,905,000	2,123,846
			5.25%, 7/1/2018
University of Massachusetts			(Insured; FGIC)	2,500,000	2,764,475
Building Authority, Project
Revenue 5.50%,			Puerto Rico Electric Power
11/1/2014 (Insured; AMBAC)	1,000,000	1,114,490	Authority, Power Revenue:
			6.50%, 7/1/2006 (Insured; MBIA)	1,000,000	1,052,890
Uxbridge, Municipal Purpose Loan			5%, 7/1/2009	500,000	536,400
6.125%, 11/15/2007
(Insured; MBIA)	525,000	572,303	Puerto Rico Public Buildings
			Authority, Revenue (Guaranteed
Westfield 6.50%, 5/1/2017			Government Facilities)
5/1/2017 (Insured; FGIC)			4%, 7/1/2007 (Insured; MBIA)	1,050,000	1,084,808
(Prerefunded 5/1/2010)	735,000 [a]	860,707
			Total Long-Term
Worchester:			Municipal Investments
5.625%, 8/15/2015			(cost $203,546,972)		211,694,896

(Insured; FGIC)	1,000,000	1,130,950
Municipal Purpose Loan:
6.25%, 7/1/2010			Short-Term Municipal Investments—3.7%

(Insured; MBIA)	755,000	867,805	Massachusetts, VRDN (Central Artery):
			Series A 1.82%	500,000
5.25%, 11/1/2010				c	500,000
			Series B 1.82%	4,700,000
(Insured; MBIA)				[c]	4,700,000
(Prerefunded 11/1/2008)	1,000,000 [a]	1,094,530	Massachusetts Heatlth and Educational
U.S. Related—9.9%			Facilities Authority, Revenue, VRDN
Guam Economic			(Capital Asset Program):
Development Authority:			Series B 1.72% (Insured; MBIA)	200,000 [c]	200,000
0/5.15%, 5/15/2011	250,000 [b]	224,730	Series C 1.72% (Insured; MBIA)	700,000 [c]	700,000
0/5.20%, 5/15/2012	300,000 [b]	268,701	1.83% (LOC; Bank One
0/5.20%, 5/15/2013	1,175,000 [b]	1,041,790	International Corp.)	1,400,000 [c]	1,400,000
5.40%, 5/15/2031	485,000	473,986	Massachusetts Water Resources
Puerto Rico Commonwealth:			Authority, VRDN 1.80% (LOC;
6.25%, 7/1/2011 (Insured; MBIA)	1,050,000	1,228,826	Landesbank Baden-Wurttemberg)	700,000 [c]	700,000
6%, 7/1/2013	2,500,000	2,723,775	Total Short-Term
5%, 7/1/2018	5,000,000	5,290,200	Municipal Investments
Public Improvement:			(cost $8,200,000)		8,200,000

5.50%, 7/1/2014 (Insured; MBIA)	500,000	575,415
5.50%, 7/1/2015 (Insured; FSA)	1,350,000	1,559,048	Total Investment
Puerto Rico Commonwealth Highway			(cost $211,746,972)	98.9%	219,894,896
and Transportation Authority:			Cash and Receivables (Net)	1.1%	2,446,876
Highway Revenue 6.25%,
7/1/2009 (Insured; MBIA)	1,000,000	1,133,290	Net Assets	100.0%	222,341,772

The Funds 43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

AMBAC	American Municipal Bond Assurance Corporation		MBIA	Municipal Bond Investors Assurance Insurance Corporation
FGIC	Financial Guaranty Insurance Company		SFHR	Single Family Housing Revenue
FSA	Financial Security Assurance		VRDN	Variable Rate Demand Notes
LOC	Letter of Credit		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or	Standard & Poor’s	Value (%)†

AAA	Aaa		AAA	57.7
AA	Aa		AA	28.4
A	A		A	3.9
BBB	Baa		BBB	6.3
F1	MIG1/ P1		SP1, A1	3.7
				100.0

† Based on total investments.
[a] Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[c] Securities payable on demand.Variable interest rate—subject to periodic change.
[d] Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Investment Adviser to be comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

44

STATEMENT OF FINANCIAL FUTURES
February 28, 2005 (Unaudited)

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 2/28/2005 ($)

Financial Futures Sold Short
U.S. Treasury Future 5 year Note	30	3,243,750	March 2005	55,398
U.S. Treasury Future 10 year Note	60	6,652,500	March 2005	37,875
U.S. Treasury Future 10 year Note	60	6,652,500	March 2005	109,001
U.S. Treasury Future 30 year Bond	100	11,234,375	June 2005	56,250
				258,524

See notes to financial statements.

The Funds 45

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2005 (Unaudited)

	Mellon	Mellon	Mellon	Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund

Assets ($):
Investments in securities—
See Statement of Investments †	730,820,028	201,047,479	679,150,204	219,894,896
Cash on Initial Margin—Note 5	994,500	—	994,500	258,500
Interest receivable	7,938,300	2,421,350	8,014,553	2,030,922
Receivable for investment securites sold	—	2,576,783	—	—
Receivable for futures variation margin—Note 5	637,500	—	637,500	165,625
Receivable for shares of Beneficial Interest subscribed	184,380	220,000	203,380	295,000
Prepaid expenses	26,840	12,682	21,273	12,774
	740,601,548	206,278,294	689,021,410	222,657,717

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	209,402	58,165	259,147	55,400
Due to Administrator—Note 4(a)	74,291	21,274	69,903	23,107
Cash overdraft due to Custodian	1,097,729	281,244	1,667,386	167,670
Payable for investment securities purchased	24,270,140	2,071,144	18,059,675	—
Payable for shares of Beneficial Interest redeemed	200,159	221,860	4,500	45,500
Accrued expenses and other liabilities	43,579	38,012	39,776	24,268
	25,895,300	2,691,699	20,100,387	315,945

Net Assets ($)	714,706,248	203,586,595	668,921,023	222,341,772

Composition of Net Assets ($):
Paid-in capital	676,231,919	203,739,799	631,493,774	213,489,454
Accumulated undistributed investment income—net	252,005	1,021	162,165	6,590
Accumulated net realized gain (loss) on investments	4,349,869	(269,810)	2,846,076	439,280
Accumulated net unrealized appreciation
(depreciation) (including $966,672, $966,672
and $258,524 net unrealized appreciation on
financial futures for Mellon National
Intermediate Municipal Bond Fund, Mellon
Pennsylvania Intermediate Municipal Bond Fund
and Mellon Massachusetts Intermediate
Municipal Bond Fund, respectively)	33,872,455	115,585	34,419,008	8,406,448

Net Assets ($)	714,706,248	203,586,595	668,921,023	222,341,772

Net Asset Value Per Share
Class M Shares
Net Assets ($)	680,861,144	203,437,598	665,911,730	211,297,269
Shares Outstanding	51,418,674	16,067,187	51,438,037	16,574,609
Net Asset Value Per Share ($)	13.24	12.66	12.95	12.75

Investor Shares
Net Assets ($)	28,504,236	148,997	3,009,293	10,815,500
Shares Outstanding	2,155,099	11,783	232,514	848,516
Net Asset Value Per Share ($)	13.23	12.65	12.94	12.75

Dreyfus Premier Shares
Net Assets ($)	5,340,868	—	—	229,003
Shares Outstanding	403,715	—	—	17,924
Net Asset Value Per Share ($)	13.23	—	—	12.78

† Investments at cost ($)	697,914,245	200,931,894	645,697,868	211,746,972

See notes to financial statements.
46

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2005 (Unaudited)

	Mellon	Mellon	Mellon	Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
Municipal Bond Fund		Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund

Investment Income ($):
Interest Income	15,122,446	3,010,783	14,970,334	4,404,503
Expenses:
Investment advisory fee—Note 4(a)	1,213,663	376,125	1,677,370	371,251
Administration fee—Note 4(a)	470,645	145,871	455,346	143,962
Shareholder servicing costs—Note 4(c)	44,988	297	3,971	15,663
Custodian fees—Note 4(c)	26,848	9,827	25,410	7,410
Registration fees	24,194	12,831	13,932	17,264
Auditing fees	17,869	11,877	15,992	14,939
Trustees’ fees and expenses—Note 4(d)	14,168	4,705	13,513	4,614
Distribution fees—Note 4(b)	13,613	—	—	1,010
Prospectus and shareholders’ reports	9,745	—	—	—
Legal fees	6,954	2,442	8,129	—
Miscellaneous	32,495	12,187	22,606	14,552
Total Expenses	1,875,182	576,162	2,236,269	590,665
Less—reduction in investment advisory fee
due to undertaking—Note 4(a)	—	—	—	(44,588)
Less—reduction in custody fees
due to earnings credits—Note 2(b)	—	—	(735)	—
Net Expenses	1,875,182	576,162	2,235,534	546,077
Investment Income—Net	13,247,264	2,434,621	12,734,800	3,858,426

Realized and Unrealized Gain (Loss)
on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,783,005	(267,898)	3,091,492	1,017,347
Net realized gain (loss) on financial futures	(1,744,001)	—	(1,993,297)	(509,632)
Net Realized Gain (Loss)	3,039,004	(267,898)	1,098,195	507,715
Net unrealized (depreciation) on investments
(including $2,475,266, $2,776,985 and $711,102
appreciation on financial futures for Mellon National
Intermediate Municipal Bond Fund, Mellon
Pennsylvania Intermediate Municipal Bond Fund
and Mellon Massachusetts Intermediate Municipal
Bond Fund, respectively)	(5,487,484)	(2,153,157)	(6,293,610)	(1,514,199)
Net Realized and Unrealized Gain (Loss) on Investments	(2,448,480)	(2,421,055)	(5,195,415)	(1,006,484)
Net Increase in Net Assets Resulting from Operations	10,798,784	13,566	7,539,385	2,851,942

See notes to financial statements.

The Funds 47

STATEMENT OF CHANGES IN NET ASSETS

	Mellon National Intermediate		Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund

	Six Months Ended		Six Months Ended
	February 28, 2005	Year Ended	February 28, 2005	Year Ended
	(Unaudited)	August 31, 2004	(Unaudited)	August 31, 2004

Operations ($):
Investment income—net	13,247,264	25,732,162	2,434,621	5,102,377
Net realized gain (loss) on investments	3,039,004	6,932,040	(267,898)	132,115
Net unrealized appreciation (depreciation) on investments	(5,487,484)	7,949,583	(2,153,157)	(1,163,845)
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,798,784	40,613,785	13,566	4,070,647

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(12,609,823)	(24,381,081)	(2,432,111)	(5,123,165)
Investor Shares	(524,359)	(1,140,332)	(1,489)	(2,209)
Dreyfus Premier Shares	(83,996)	(214,978)	—	—
Net realized gain on investments:
Class M Shares	(2,952,454)	(1,938,957)	(33,941)	—
Investor Shares	(130,078)	(101,785)	(25)	—
Dreyfus Premier Shares	(24,499)	(22,614)	—	—
Total Dividends	(16,325,209)	(27,799,747)	(2,467,566)	(5,125,374)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	70,625,769	92,725,243	37,103,200	107,345,169
Investor Shares	473,031	1,795,226	62,881	189,212
Dreyfus Premier Shares	35,290	93,493	—	—
Dividends reinvested:
Class M Shares	2,317,466	2,709,006	239,058	476,987
Investor Shares	426,478	789,805	1,138	2,102
Dreyfus Premier Shares	58,537	115,490	—	—
Cost of shares redeemed:
Class M Shares	(33,614,060)	(86,237,556)	(53,052,839)	(95,741,349)
Investor Shares	(2,334,159)	(7,739,754)	(7,315)	(130,394)
Dreyfus Premier Shares	(656,837)	(2,251,287)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	37,331,515	1,999,666	(15,653,877)	12,141,727
Total Increase (Decrease) In Net Assets	31,805,090	14,813,704	(18,107,877)	11,087,000

Net Assets ($):
Beginning of Period	682,901,158	668,087,454	221,694,472	210,607,472
End of Period	714,706,248	682,901,158	203,586,595	221,694,472
Undistributed investment income—net	252,005	—	1,021	—

48

	Mellon National Intermediate		Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund

	Six Months Ended		Six Months Ended
	February 28, 2005	Year Ended	February 28, 2005	Year Ended
	(Unaudited)	August 31, 2004	(Unaudited)	August 31, 2004

Capital Share Transactions:
Class M Shares
Shares sold	5,298,207	6,985,297	2,910,378	8,362,321
Shares issued for dividends reinvested	174,124	203,894	18,784	37,189
Shares redeemed	(2,521,017)	(6,501,591)	(4,167,007)	(7,474,588)
Net Increase (Decrease) in Shares Outstanding	2,951,314	687,600	(1,237,845)	924,922

Investor Shares [a]
Shares sold	35,547	135,711	4,919	14,726
Shares issued for dividends reinvested	32,072	59,490	90	164
Shares redeemed	(175,389)	(583,659)	(575)	(10,145)
Net Increase (Decrease) in Shares Outstanding	(107,770)	(388,458)	4,434	4,745

Dreyfus Premier Shares [a]
Shares sold	2,665	6,920	—	—
Shares issued for dividends reinvested	4,402	8,697	—	—
Shares redeemed	(49,241)	(170,369)	—	—
Net Increase (Decrease) in Shares Outstanding	(42,174)	(154,752)	—	—

[a] During the period ended February 28, 2005, 16,222 Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund representing $215,955 were automatically converted to 16,222 Investor shares and during the year ended August 31, 2004, 65,825 Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund representing $868,322 were automatically converted to 65,833 Investor shares.
See notes to financial statements.

The Funds 49

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Mellon Pennsylvania Intermediate Municipal Bond Fund

	Six Months Ended
	February 28, 2005	Year Ended
	(Unaudited)	August 31, 2004

Operations ($):
Investment income—net	12,734,800	27,375,623
Net realized gain (loss) on investments	1,098,195	8,628,398
Net unrealized appreciation (depreciation) on investments	(6,293,610)	2,964,408
Net Increase (Decrease) in Net Assets Resulting from Operations	7,539,385	38,968,429

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(12,665,901)	(27,371,553)
Investor Shares	(52,282)	(107,403)
Net realized gain on investments:
Class M Shares	(4,276,843)	(1,786,516)
Investor Shares	(19,443)	(8,199)
Total Dividends	(17,014,469)	(29,273,671)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	30,354,130	44,955,224
Investor Shares	444,481	426,469
Dividends reinvested:
Class M Shares	2,478,827	1,156,977
Investor Shares	13,535	24,195
Cost of shares redeemed:
Class M Shares	(38,784,066)	(115,052,210)
Investor Shares	(147,461)	(700,100)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(5,640,554)	(69,189,445)
Total Increase (Decrease) In Net Assets	(15,115,638)	(59,494,687)

Net Assets ($):
Beginning of Period	684,036,661	743,531,348
End of Period	668,921,023	684,036,661
Undistributed investment income—net	162,165	—

Capital Share Transactions:
Class M Shares
Shares sold	2,322,719	3,434,644
Shares issued for dividends reinvested	190,366	88,092
Shares redeemed	(2,966,298)	(8,799,386)
Net Increase (Decrease) in Shares Outstanding	(453,213)	(5,276,650)

Investor Shares
Shares sold	33,933	32,810
Shares issued for dividends reinvested	1,038	1,845
Shares redeemed	(11,309)	(53,183)
Net Increase (Decrease) in Shares Outstanding	23,662	(18,528)

See notes to financial statements.
50

	Mellon Massachusetts Intermediate Municipal Bond Fund

	Six Months Ended
	February 28, 2005	Year Ended
	(Unaudited)	August 31, 2004

Operations ($):
Investment income—net	3,858,426	7,288,002
Net realized gain (loss) on investments	507,715	1,467,739
Net unrealized appreciation (depreciation) on investments	(1,514,199)	1,828,686
Net Increase (Decrease) in Net Assets Resulting from Operations	2,851,942	10,584,427

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(3,657,968)	(6,855,459)
Investor Shares	(193,714)	(434,236)
Dreyfus Premier Shares	(6,054)	(27,069)
Total Dividends	(3,857,736)	(7,316,764)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	32,715,286	43,023,674
Investor Shares	177,185	475,539
Dreyfus Premier Shares	447	—
Dividends reinvested:
Class M Shares	821,399	1,562,472
Investor Shares	104,641	238,712
Dreyfus Premier Shares	2,166	7,098
Cost of shares redeemed:
Class M Shares	(18,425,183)	(23,788,847)
Investor Shares	(1,114,764)	(2,204,270)
Dreyfus Premier Shares	(426,227)	(307,248)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	13,854,950	19,007,130
Total Increase (Decrease) in Net Assets	12,849,156	22,274,793

Net Assets ($):
Beginning of Period	209,492,616	187,217,823
End of Period	222,341,772	209,492,616
Undistributed investment income—net	6,590	—

The Funds 51

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Mellon Massachusetts Intermediate Municipal Bond Fund

	Six Months Ended
	February 28, 2005	Year Ended
	(Unaudited)	August 31, 2004

Capital Share Transactions:
Class M Shares [a]
Shares sold	2,555,168	3,374,954
Shares issued for dividends reinvested	64,226	122,397
Shares redeemed	(1,440,233)	(1,871,173)
Net Increase (Decrease) in Shares Outstanding	1,179,161	1,626,178

Investor Shares [a]
Shares sold	13,834	37,334
Shares issued for dividends reinvested	8,183	18,690
Shares redeemed	(87,172)	(172,545)
Net Increase (Decrease) in Shares Outstanding	(65,155)	(116,521)

Dreyfus Premier Shares
Shares sold	35	—
Shares issued for dividends reinvested	169	555
Shares redeemed	(33,316)	(24,198)
Net Increase (Decrease) in Shares Outstanding	(33,112)	(23,643)

[a] During the period ended February 28, 2005, 4,790 Dreyfus Premier shares of Mellon Massachusetts Intermediate Municipal Bond Fund representing $61,460 were automatically converted to 4,801 Investor shares and during the period ended August 31, 2004, 552 Dreyfus Premier shares of Mellon Massachusetts Intermediate Municipal Bond Fund
representing $6,996 were automatically converted to 553 Investor shares.
See notes to financial statements.

52

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund’s financial statements.

		Class M Shares

	Six Months Ended
Mellon National Intermediate	February 28, 2005		Year Ended August 31,

Municipal Bond Fund	(Unaudited)	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	13.34	13.09	13.25	13.24	12.50
Investment Operations:
Investment income—net	.25[d]	.51[d]	.50[d]	.52[d]	.51
Net realized and unrealized
gain (loss) on investments	(.04)	.29	(.14)	.14	.74
Total from Investment Operations	.21	.80	.36	.66	1.25
Distributions:
Dividends from investment income—net	(.25)	(.51)	(.50)	(.52)	(.51)
Dividends from net realized gain on investments	(.06)	(.04)	(.02)	(.13)	(.00)[e]
Total Distributions	(.31)	(.55)	(.52)	(.65)	(.51)
Net asset value, end of period	13.24	13.34	13.09	13.25	13.24

Total Return (%)	1.61[f]	6.22	2.77	5.16	10.21[f]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52[g]	.52	.53	.53	.53[g]
Ratio of net expenses to average net assets	.52[g]	.52	.52	.52	.52[g]
Ratio of net investment income
to average net assets	3.84[g]	3.84	3.77	4.04	4.33[g]
Portfolio Turnover Rate	18.97[f]	53.26	50.68	60.12	47.78[f]

Net Assets, end of period ($ x 1,000)	680,861	646,793	625,558	555,158	477,595

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.02% to 4.04% for Class M shares. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001. Effective July 11, 2001, shares of the fund were redesignated as MPAM shares and the fund commenced selling Investor shares.
[d] Based on average shares outstanding at each month end.
[e] Amount represents less than $.01 per share.
[f] Not annualized.
[g] Annualized.
See notes to financial statements.

The Funds 53

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares

	Six Months Ended
Mellon National Intermediate	February 28, 2005		Year Ended August 31,

Municipal Bond Fund	(Unaudited)	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	13.33	13.08	13.24	13.23	12.91
Investment Operations:
Investment income—net	.24[c]	.48[c]	.50[c]	.50[c]	.07
Net realized and unrealized
gain (loss) on investments	(.04)	.29	(.18)	.13	.32
Total from Investment Operations	.20	.77	.32	.63	.39
Distributions:
Dividends from investment income—net	(.24)	(.48)	(.46)	(.49)	(.07)
Dividends from net realized gain on investments	(.06)	(.04)	(.02)	(.13)	—
Total Distributions	(.30)	(.52)	(.48)	(.62)	(.07)
Net asset value, end of period	13.23	13.33	13.08	13.24	13.23

Total Return (%)	1.48[d]	6.04	2.36	4.98	3.05[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77[e]	.77	.79	.84	.85[e]
Ratio of net expenses to average net assets	.77[e]	.77	.77	.77	.77[e]
Ratio of net investment income
to average net assets	3.59[e]	3.60	3.52	3.74	3.91[e]
Portfolio Turnover Rate	18.97[d]	53.26	50.68	60.12	47.78[d]

Net Assets, end of period ($ x 1,000)	28,504	30,164	34,673	909	1

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from
3.73% to 3.74% for Class M shares and Investor shares, respectively. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
[e] Annualized.
See notes to financial statements.

54

	Dreyfus Premier Shares

	Six Months Ended
Mellon National Intermediate	February 28, 2005	Year Ended August 31,

Municipal Bond Fund	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.33	13.08	13.37
Investment Operations:
Investment income—net [b]	.20	.41	.36
Net realized and unrealized
gain (loss) on investments	(.04)	.29	(.28)
Total from Investment Operations	.16	.70	.08
Distributions:
Dividends from investment income—net	(.20)	(.41)	(.35)
Dividends from net realized gain on investments	(.06)	(.04)	(.02)
Total Distributions	(.26)	(.45)	(.37)
Net asset value, end of period	13.23	13.33	13.08

Total Return (%)	1.23[c]	5.43	.58[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.27[d]	1.27	1.29[d]
Ratio of net expenses to average net assets	1.27[d]	1.27	1.27[d]
Ratio of net investment income
to average net assets	3.09[d]	3.09	3.03[d]
Portfolio Turnover Rate	18.97[c]	53.26	50.68[c]

Net Assets, end of period ($ x 1,000)	5,341	5,945	7,856

[a] From close of business on October 11, 2002 (date the fund began offering Dreyfus Premier shares) to August 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
[d] Annualized.
See notes to financial statements.

The Funds 55

FINANCIAL HIGHLIGHTS (continued)

		Class M Shares

	Six Months Ended
Mellon National Short-Term	February 28, 2005		Year Ended August 31,

Municipal Bond Fund	(Unaudited)	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	12.81	12.86	12.91	12.90	12.50
Investment Operations:
Investment income—net	.14[d]	.29[d]	.34[d]	.46[d]	.48
Net realized and unrealized
gain (loss) on investments	(.15)	(.05)	(.03)	.10	.40
Total from Investment Operations	(.01)	.24	.31	.56	.88
Distributions:
Dividends from investment income—net	(.14)	(.29)	(.35)	(.46)	(.48)
Dividends from net realized gain on investments	—	—	(.01)	(.09)	—
Total Distributions	(.14)	(.29)	(.36)	(.55)	(.48)
Net asset value, end of period	12.66	12.81	12.86	12.91	12.90

Total Return (%)	(.04)[e]	2.00	2.35	4.43	7.15[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54[f]	.53	.55	.57	.58[f]
Ratio of net expenses to average net assets	.54[f]	.53	.52	.52	.52[f]
Ratio of net investment income
to average net assets	2.27[f]	2.28	2.66	3.56	4.11[f]
Portfolio Turnover Rate	13.96[e]	28.12	22.15	50.86	44.18[e]

Net Assets, end of period ($ x 1,000)	203,438	221,600	210,574	138,670	119,026

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share and decrease net realized and unrealizd gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01% for
Class M shares. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001. Effective July 11, 2001, shares of the fund were redesignated as MPAM shares and the fund commenced selling Investor shares.
[d] Based on average shares outstanding at each month end.
[e] Not annualized.
[f] Annualized.
See notes to financial statements.

56

		Investor Shares

	Six Months Ended
Mellon National Short-Term	February 28, 2005		Year Ended August 31,

Municipal Bond Fund	(Unaudited)	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	12.79	12.84	12.91	12.90	12.78
Investment Operations:
Investment income—net	.13[c]	.29[c]	.29[c]	.42[c]	.07
Net realized and unrealized
gain (loss) on investments	(.14)	(.07)	(.04)	.10	.12
Total from Investment Operations	(.01)	.22	.25	.52	.19
Distributions:
Dividends from investment income—net	(.13)	(.27)	(.31)	(.42)	(.07)
Dividends from net realized gain on investments	—	—	(.01)	(.09)	—
Total Distributions	(.13)	(.27)	(.32)	(.51)	(.07)
Net asset value, end of period	12.65	12.79	12.84	12.91	12.90

Total Return (%)	(.09)[d]	1.72	2.01	4.16	1.48[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80[e]	.79	.81	.72	.96[e]
Ratio of net expenses to average net assets	.80[e]	.79	.76	.67	.77[e]
Ratio of net investment income
to average net assets	2.00[e]	2.08	2.44	4.15	3.76[e]
Portfolio Turnover Rate	13.96[d]	28.12	22.15	50.86	44.18[d]

Net Assets, end of period ($ x 1,000)	149	94	33	1	1

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share and decrease net realized and unrealizd gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01% for
Investor shares. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
[e] Annualized.
See notes to financial statements.

The Funds 57

FINANCIAL HIGHLIGHTS (continued)

		Class M Shares

	Six Months Ended
Mellon Pennsylvania Intermediate	February 28, 2005		Year Ended August 31,

Municipal Bond Fund	(Unaudited)	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	13.13	12.95	13.15	13.16	12.50
Investment Operations:
Investment income—net	.25[d]	.50[d]	.51[d]	.53[d]	.50
Net realized and unrealized
gain (loss) on investments	(.10)	.21	(.20)	.11	.66
Total from Investment Operations	.15	.71	.31	.64	1.16
Distributions:
Dividends from investment income—net	(.25)	(.50)	(.51)	(.53)	(.50)
Dividends from net realized gain on investments	(.08)	(.03)	—	(.12)	(.00)[e]
Total Distributions	(.33)	(.53)	(.51)	(.65)	(.50)
Net asset value, end of period	12.95	13.13	12.95	13.15	13.16

Total Return (%)	1.15[f]	5.60	2.35	5.03	9.50[f]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66[g]	.66	.67	.68	.68[g]
Ratio of net expenses to average net assets	.66[g]	.66	.67	.67	.67[g]
Ratio of net investment income
to average net assets	3.80[g]	3.82	3.88	4.09	4.25[g]
Portfolio Turnover Rate	9.48[f]	18.87	17.58	34.50	39.32[f]

Net Assets, end of period ($ x 1,000)	665,912	681,295	740,587	837,441	879,711

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.08% to
4.09% for Class M shares. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001. Effective July 11, 2001, shares of the fund were redesignated as MPAM shares and the fund commenced selling Investor shares.
[d] Based on average shares outstanding at each month end.
[e] Amount represents less than $.01 per share.
[f] Not annualized.
[g] Annualized.
See notes to financial statements.

58

		Investor Shares

	Six Months Ended
Mellon Pennsylvania Intermediate	February 28, 2005		Year Ended August 31,

Municipal Bond Fund	(Unaudited)	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	13.13	12.95	13.14	13.16	12.90
Investment Operations:
Investment income—net	.23[c]	.47[c]	.48[c]	.54[c]	.07
Net realized and unrealized
gain (loss) on investments	(.11)	.21	(.20)	.06	.26
Total from Investment Operations	.12	.68	.28	.60	.33
Distributions:
Dividends from investment income—net	(.23)	(.47)	(.47)	(.50)	(.07)
Dividends from net realized gain on investments	(.08)	(.03)	—	(.12)	—
Total Distributions	(.31)	(.50)	(.47)	(.62)	(.07)
Net asset value, end of period	12.94	13.13	12.95	13.14	13.16

Total Return (%)	.94[d]	5.41	2.09	4.69	2.58[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91[e]	.92	.93	.94	1.14[e]
Ratio of net expenses to average net assets	.91[e]	.92	.92	.92	.92[e]
Ratio of net investment income
to average net assets	3.54[e]	3.56	3.59	3.84	3.86[e]
Portfolio Turnover Rate	9.48[d]	18.87	17.58	34.50	39.32[d]

Net Assets, end of period ($ x 1,000)	3,009	2,741	2,944	963	230

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.83% to
3.84% for Investor shares. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
[e] Annualized.
See notes to financial statements.

The Funds 59

FINANCIAL HIGHLIGHTS

Please note that the financial highlights information in the following tables for the fund's Investor shares, Class M shares and Dreyfus Premier shares represents the financial highlights of the Class A shares, Class R shares and Class B shares, respectively, of the fund's predecessor, Dreyfus Premier Limited Term Massachusetts Municipal Fund (the Premier Massachusetts Fund) before the fund commenced operations as of the close of business on September 6, 2002, and represents the performance of the fund's Investor shares, Class M shares and Dreyfus Premier shares thereafter. Before the fund commenced operations, substantially all of the assets of the Premier Massachusetts Fund were transferred to the fund in a tax-free reorganization. Total return for the periods before the fund commenced operations shows how much an investment in the Premier Massachusetts Fund's Class A shares, Class R shares and Class B shares would have increased (or decreased) during those periods, assuming all dividends and distributions were reinvested.Total return for the period since the fund commenced operations also reflects how much an investment in the fund's Investor shares, Class M shares and Dreyfus Premier shares would have increased (or decreased), assuming all dividends and distributions were reinvested.

				Class M Shares

	Six Months Ended
Mellon Massachusetts Intermediate	February 28, 2005	Year Ended August 31,		Two Months Ended	Year Ended June 30,

Municipal Bond Fund	(Unaudited)	2004	2003 [a]	August 31, 2002 [b]	2002 [c]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	12.81	12.59	12.79	12.62	12.38	11.89	12.04
Investment Operations:
Investment income—net	.23[d]	.48[d]	.50[d]	.09[d]	.52[d]	.55	.54
Net realized and unrealized
gain (loss) on investments	(.06)	.22	(.21)	.17	.24	.49	(.15)
Total from Investment Operations	.17	.70	.29	.26	.76	1.04	.39
Distributions:
Dividends from investment income—net	(.23)	(.48)	(.49)	(.09)	(.52)	(.55)	(.54)
Dividends from net realized
gain on investments	—	—	—	—	—	—	—
Total Distributions	(.23)	(.48)	(.49)	(.09)	(.52)	(.55)	(.54)
Net asset value, end of period	12.75	12.81	12.59	12.79	12.62	12.38	11.89

Total Return (%)	1.35[e]	5.72	2.23	2.10[e]	6.19	8.90	3.37

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54[f]	.55	.58	.50[f]	.50	.50	.50
Ratio of net expenses to average net assets	.50[f]	.50	.50	.50[f]	.50	.50	.50
Ratio of net investment income
to average net assets	3.65[f]	3.74	3.93	3.94[f]	4.18	4.49	4.58
Portfolio Turnover Rate	17.41[e]	27.26	15.54	4.48[e]	11.45	14.88	31.89

Net Assets, end of period ($ x 1,000)	211,297	197,140	173,311	170,030	162,413	126,264	96,832

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] The Premier Massachusetts Fund has changed its fiscal year end from June 30 to August 31.
[c] As required, effective July 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended June 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%. Per share data and ratios/supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.
[d] Based on average shares outstanding at each month end.
[e] Not annualized.
[f] Annualized.
See notes to financial statements.

60

				Investor Shares

	Six Months Ended
Mellon Massachusetts Intermediate	February 28, 2005	Year Ended August 31,		Two Months Ended	Year Ended June 30,

Municipal Bond Fund	(Unaudited)	2004	2003	August 31, 2002 [a]	2002 [b]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	12.80	12.59	12.79	12.61	12.38	11.89	12.03
Investment Operations:
Investment income—net	.22[c]	.45[c]	.47[c]	.08[c]	.49[c]	.52	.51
Net realized and unrealized
gain (loss) on investments	(.05)	.21	(.20)	.18	.23	.49	(.14)
Total from Investment Operations	.17	.66	.27	.26	.72	1.01	.37
Distributions:
Dividends from investment income—net	(.22)	(.45)	(.47)	(.08)	(.49)	(.52)	(.51)
Dividends from net realized
gain on investments	—	—	—	—	—	—	—
Total Distributions	(.22)	(.45)	(.47)	(.08)	(.49)	(.52)	(.51)
Net asset value, end of period	12.75	12.80	12.59	12.79	12.61	12.38	11.89

Total Return (%)	1.30[d]	5.38	1.97	2.06[d,e]	5.92[e]	8.63[e]	3.21[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79[f]	.80	.83	.75[f]	.75	.75	.75
Ratio of net expenses to average net assets	.75[f]	.75	.75	.75[f]	.75	.75	.75
Ratio of net investment income
to average net assets	3.41[f]	3.50	3.68	3.69[f]	3.93	4.24	4.32
Portfolio Turnover Rate	17.41[d]	27.26	15.54	4.48[d]	11.45	14.88	31.89

Net Assets, end of period ($ x 1,000)	10,816	11,698	12,965	13,866	13,553	12,850	12,581

[a] The Premier Massachusetts Fund has changed its fiscal year end from June 30 to August 31.
[b] As required, effective July 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.The effect of this change for the period ended June 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%. Per share data and ratios/supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
[e] Exclusive of sales charge which was applicable to Class A shares of the Premier Massachusetts Fund.
[f] Annualized.
See notes to financial statements.

The Funds 61

FINANCIAL HIGHLIGHTS (continued)

			Dreyfus Premier Shares

	Six Months Ended
Mellon Massachusetts Intermediate	February 28, 2005	Year Ended August 31,		Two Months Ended	Year Ended June 30,

Municipal Bond Fund	(Unaudited)	2004	2003	August 31, 2002 [a]	2002 [b]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	12.83	12.61	12.81	12.64	12.40	11.92	12.06
Investment Operations:
Investment income—net	.19[c]	.38[c]	.40[c]	.07[c]	.43[c]	.46	.45
Net realized and unrealized
gain (loss) on investments	(.05)	.22	(.20)	.17	.24	.48	(.14)
Total from Investment Operations	.14	.60	.20	.24	.67	.94	.31
Distributions:
Dividends from investment income—net	(.19)	(.38)	(.40)	(.07)	(.43)	(.46)	(.45)
Dividends from net realized
gain on investments	—	—	—	—	—	—	—
Total Distributions	(.19)	(.38)	(.40)	(.07)	(.43)	(.46)	(.45)
Net asset value, end of period	12.78	12.83	12.61	12.81	12.64	12.40	11.92

Total Return (%)	1.07[e]	4.85	1.55	1.98[d,e]	5.40[d]	8.00[d]	2.70[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.29[f]	1.30	1.33	1.25[f]	1.25	1.25	1.25
Ratio of net expenses to average net assets	1.25[f]	1.25	1.25	1.25[f]	1.25	1.25	1.25
Ratio of net investment income
to average net assets	3.00[f]	3.01	3.19	3.17[f]	3.41	3.74	3.80
Portfolio Turnover Rate	17.41[e]	27.26	15.54	4.48[e]	11.45	14.88	31.89

Net Assets, end of period ($ x 1,000)	229	655	941	1,484	1,251	862	738

[a] The Premier Massachusetts Fund has changed its fiscal year end from June 30 to August 31.
[b] As required, effective July 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.The effect of this change for the period ended June 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.40% to 3.41%. Per share data and ratios/supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding at each month end.
[d] Exclusive of sales charge which was applicable to Class B shares of the Premier Massachusetts Fund.
[e] Not annualized.
[f] Annualized.
See notes to financial statements.

62

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of sixteen series including the following non-diversified municipal bond funds: Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund (each, a “fund” and collectively, the “funds”). Mellon National Intermediate Municipal Bond Fund and Mellon National Short-Term Municipal Bond Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. Mellon Fund Advisers, a division of The Dreyfus Corporation (“Dreyfus”), serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon Bank”), which is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”), serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services. Dreyfus is a wholly-owned subsidiary of Mellon Financial. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund’s shares, which are sold without a front-end sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund. Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund are subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and Dreyfus Premier shares and the Rule 12b-1 plan applicable to the Dreyfus Premier shares and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in municipal securities (excluding options and financial futures on municipal, U.S.Treasury securities and swaps) are valued each busi-

The Funds 63

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ness day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of each fund’s securities) are valued by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Swap transactions are valued based on future cash flows and other factors, such as interest rates and underlying securities.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The funds have an arrangement with the custodian banks whereby the funds receive earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the funds include net earnings credits, if any, as expense offsets in the Statements of Operations.

(c) Concentration of risk: Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(d) Dividends to shareholders: The funds declare dividends daily from investment income-net; such dividends are paid monthly. With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

Table 1 summarizes each relevant fund’s unused capital loss carryover available to be applied against future net securities profits, if any, realized subsequent to August 31, 2004.

Table 1.

Expiring in fiscal †	2009 ($)	2010 ($)	2011 ($)	Total ($)

Mellon Massachusetts Intermediate Municipal Bond Fund	15,683	388,128	117,202	521,013
† If not applied, the carryovers expire in the above year.

64

Table 2 summarizes each relevant fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2004.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 3—Bank Line of Credit:

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the funds based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2005, the funds did not borrow under the line of credit.

NOTE 4—Investment Advisory Fee, Administration
Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35 of 1% of the Mellon National Intermediate Municipal Bond Fund, .35 of 1% of the Mellon National Short-Term Municipal Bond Fund, .50 of 1% of the Mellon Pennsylvania Intermediate Municipal Bond Fund and .35 of 1% of the Mellon Massachusetts Intermediate Municipal Bond Fund.

Pursuant to the Administration Agreement with Mellon Bank, Mellon Bank provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15 of 1%
$6 billion up to $12 billion	.12 of 1%
In excess of $12 billion	.10 of 1%

Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services.

Mellon Bank has agreed, until September 30, 2007, with respect to Mellon Massachusetts Intermediate Municipal Bond Fund, to waive receipt of its fees and/or reimburse a portion of the fund’s expenses, exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, Shareholder Services Plan fees and extraordinary expenses, so that the fund’s expenses, in the aggregate, do not exceed an annual rate of .50 of 1% of the value of the fund’s average daily net assets. The expense reimbursement, pursuant to the undertaking, for Mellon Massachusetts Intermediate Bond Fund, amounted to $44,588 during the period ended February 28, 2005.

During the period ended February 28, 2005, the Distributor retained $8,360 from contingent deferred sales charges on redemptions of the Mellon National Intermediate Municipal Bond Fund’s Dreyfus Premier shares, and $16,495 from contingent deferred sales charges on redemptions of the Mellon Massachusetts Intermediate Municipal Bond Fund’s Dreyfus Premier shares.

Table 2.

	Tax-Exempt	Ordinary	Long-Term
	Income ($)	Income ($)	Capital Gains ($)
	2004	2004	2004

Mellon National Intermediate
Municipal Bond Fund	25,736,391	306,202	1,757,154
Mellon National Short-Term
Municipal Bond Fund	5,125,374	—	—
Mellon Pennsylvania Intermediate
Municipal Bond Fund	27,478,956	—	1,794,715
Mellon Massachusetts Intermediate
Municipal Bond Fund	7,316,764	—	—

The Funds 65

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares.The funds each pay the Distributor a fee at an annual rate of .50 of 1% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended February 28, 2005, Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund, Dreyfus Premier shares were charged $13,613 and $1,010, respectively, pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to its Investor shares, and Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares, pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks,securities brokers or dealers and other financial institutions) in respect of these services. Table 3 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended February 28, 2005, pursuant to the Shareholder Services Plan.Additional fees included in shareholder servicing costs in the Statement of Operations include fees paid to the transfer agent.

Table 3.

Mellon National Intermediate
Municipal Bond Fund (Investor Shares)	$ 36,560
Mellon National Intermediate Municipal
Bond Fund (Dreyfus Premier Shares)	6,806
Mellon National Short-Term
Municipal Bond Fund	186
Mellon Pennsylvania Intermediate
Municipal Bond Fund	3,700
Mellon Massachusetts Intermediate
Municipal Bond Fund (Investor Shares)	14,203
Mellon Massachusetts Intermediate
Municipal Bond Fund
(Dreyfus Premier Shares)	505

The funds compensate Mellon Bank, an affiliate of Dreyfus, under a Custody Agreement for providing custodial services for the funds. Table 4 summarizes the amounts the funds were charged during the period ended February 28, 2005 pursuant to the custody agreement.

Table 4.

Mellon National Intermediate
Municipal Bond Fund	$26,848
Mellon National Short-Term
Municipal Bond Fund	9,827
Mellon Pennsylvania Intermediate
Municipal Bond Fund	25,410
Mellon Massachusetts Intermediate
Municipal Bond Fund	7,410

Table 5 summarizes the components of Due to the Dreyfus Corporation and affiliates in the Statements of Assets and Liabilities for each fund.

Table 5.

	Investment	Rule 12b-1	Shareholder
	Advisory	Distribution	Services	Custodian
	Fees ($)	Plan Fees ($)	Fees ($)	Fees ($)	Reimbursement($)

Mellon National Intermediate Municipal Bond Fund	192,291	2,064	6,557	8,490	—
Mellon National Short-Term Municipal Bond Fund	55,020	—	29	3,116	—
Mellon Pennsylvania Intermediate Municipal Bond Fund	258,566	—	581	—	—
Mellon Massachusetts Intermediate Municipal Bond Fund	59,807	2,145	89	2,547	9,188

66

(d) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $44,000 and an attendance fee of $4,000 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses. Prior to September 14, 2004, the attendance fee payable to each trustee was $3,000 for each in-person meeting attended.

NOTE 5—Securities Transactions:

Table 6 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended February 28, 2005.

The funds may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The funds are exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the funds to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the funds recognize a realized gain or loss. These investments require initial margin deposits with a broker, which con-

sist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at February 28, 2005 are set forth in the Statement of Financial Futures.

Table 7 summarizes accumulated net unrealized appreciation on investments for each fund at February 28, 2005.

NOTE 6—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”). In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds. The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-

Table 6.

		Purchases ($)	Sales ($)

Mellon National Intermediate Municipal Bond Fund	163,318,357		128,321,549
Mellon National Short-Term Municipal Bond Fund	28,859,652		45,740,070
Mellon Pennsylvania Intermediate Municipal Bond Fund	69,929,238		63,017,507
Mellon Massachusetts Intermediate Municipal Bond Fund	42,952,425		35,925,028

Table 7.

	Gross	Gross
	Appreciation ($)	(Depreciation) ($)	Net ($)

Mellon National Intermediate Municipal Bond Fund	34,577,929	1,672,146	32,905,783
Mellon National Short-Term Municipal Bond Fund	917,773	802,188	115,585
Mellon Pennsylvania Intermediate Municipal Bond Fund	33,974,770	522,434	33,452,336
Mellon Massachusetts Intermediate Municipal Bond Fund	8,553,311	405,387	8,147,924

The Funds 67

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. None of the trustees of the Trust, nor the funds, were named in the actions. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

68

NOTES

For More Information

Mellon Funds Trust	Custodian
c/o The Dreyfus Corporation
200 Park Avenue	Mellon Bank, N.A.
New York, NY 10166	One Mellon Bank Center
Pittsburgh, PA 15258
Investment Adviser
Transfer Agent &
Mellon Fund Advisers, a division of	Dividend Disbursing Agent
The Dreyfus Corporation
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
New York, NY 10166
Administrator
Distributor
Mellon Bank, N.A.
One Mellon Bank Center	Dreyfus Service Corporation
Pittsburgh, PA 15258	200 Park Avenue
New York, NY 10166
Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Telephone Private Wealth Management (PWM) Clients, please contact your Account Officer or call

1-888-281-7350. Brokerage Clients of Mellon Private Wealth Advisors (MPWA), please contact your financial representative or call 1-800-830-0549-Option 2. Individual Account holders, please call Dreyfus at 1-800-896-8167.

Mail PWM Clients, write to your Account Officer, c/o Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012

Individual Account Holders, write to: Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

©2005 Dreyfus Service Corporation
MFTSA0205-MB

The Mellon Funds

Mellon Money Market Fund
Mellon National Municipal Money Market Fund

SEMIANNUAL REPORT February 28, 2005

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
Mellon Money Market Fund	3
Mellon National Municipal
Money Market Fund	5
Understanding Your Fund’s Expenses	7
Comparing Your Fund’s Expenses
With Those of Other Funds	7
Statements of Investments	8
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	22

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

  Not FDIC-Insured
  Not Bank-Guaranteed
  May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

This semiannual report for The Mellon Funds covers the period from September 1, 2004, through February 28, 2005. Inside, you’ll find valuable information about how the funds were managed during the reporting period, including discussions with each fund manager.

The reporting period was generally a good one for the financial markets. After languishing for much of 2004, stocks rallied late in the year. Once uncertainty over the presidential election was resolved, investors became more confident in the economic recovery. International stocks generally produced higher returns than U.S. stocks, due in part to the weakening U.S. dollar. Despite rising short-term interest rates, longer-term bonds also generally gained value as inflation remained contained, business conditions improved for corporate issuers and demand for U.S.Treasury securities was strong from overseas investors. The bond market’s performance over the reporting period defied conventional wisdom, which holds that bonds should lose value when interest rates rise.

We believe that the stock market’s fourth-quarter rally and the bond market’s unexpected strength amid rising interest rates provide good examples of why investors should resist the temptation to invest based on current market performance. Instead, we believe that most investors should remain broadly diversified across markets, asset classes and individual securities. Over the long run, a broadly diversified portfolio can help investors participate in any market gains while providing a measure of protection from shorter-term market volatility.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE
J. Christopher Nicholl, Portfolio Manager

How did Mellon Money Market Fund perform
during the period?

For the six-month period ended February 28, 2005, the fund produced annualized yields of 1.77% for its Class M shares and 1.52% for its Investor shares.Taking into account the effects of compounding, the fund also produced annualized effective yields of 1.78% and 1.53% for its Class M shares and Investor shares, respectively.1

We attribute these results to rising short-term interest rates as the Federal Reserve Board (the “Fed”) continued to move gradually away from its accommodative monetary policy of the past several years.

What is the fund’s investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities; certificates of deposit, time deposits, bankers’ acceptances and other short-term domestic or foreign bank obligations; repurchase agreements; asset-backed securities; high-grade commercial paper and other short-term corporate obligations; and taxable municipal obligations. Normally, the fund invests at least 25% of its net assets in bank obligations.

What other factors influenced the fund’s
performance?

The U.S. economy continued to recover during the reporting period, with gross domestic product expanding at an estimated 3.8% annualized rate during the fourth quarter of 2004.The economy’s recent strength was fueled, in part, by robust exports as the weak U.S. dollar made U.S. goods more affordable to overseas businesses and consumers. Despite these factors as well as rising energy prices and a falling unemployment rate, inflation appeared to remain low through the end of the reporting period, supporting prices of longer-term fixed-income securities.

The Fed continued to raise short-term interest rates in the growing economy, implementing increases of 25 basis points in the overnight federal funds rate at each meeting of the Federal Open Market Committee during the reporting period. By the end of February 2005, the federal funds rate stood at 2.5%, up from a low of 1% in June 2004, and most economists expect more increases in the months ahead. Indeed, the Fed has been unusually candid regarding its intention to raise interest rates gradually toward a “neutral” position, and market volatility has remained relatively muted across the entire maturity range of money market instruments.

We generally maintained a defensive posture in the rising interest-rate environment, including setting the fund’s weighted average maturity in a range we consider slightly shorter than industry averages.This strategy was designed to enhance liquidity and keep cash available for higher-yielding securities as they became available. In an effort to balance this relatively conservative position with opportunities to capture incrementally higher levels of current income from longer-dated securities, we have focused primarily on money market instruments in the one- to three-months range. At times, we also have taken advantage of technical market influences to purchase money market instruments in the six-months to one-year maturity range at prices we considered attractive.

The fund’s composition during the reporting period generally reflected our conservative positioning of the fund’s weighted average maturity. For example, we reduced the fund’s holdings of longer-term commercial paper in favor of greater exposure to bank certificates of deposit and floating-rate securities on which yields are reset daily or weekly.We also increased the fund’s positions in shorter-term U.S. government agency securities, which recently have offered what we believe are relatively attractive yields.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

What is the fund’s current strategy?

Although the economy continues to appear strong overall, we are aware of headwinds that threaten to limit the pace of economic growth. For example, oil and gas prices have edged closer to record highs after moderating earlier in the reporting period, and we have seen signs that U.S. consumer spending may be moderating. Nonetheless, we believe that U.S. monetary policy remains stimulative to the economy at current levels, and the Fed is likely to continue raising short-term interest rates until a more neutral posture is achieved.

As the economy continued to gain strength during the opening months of 2005, yield differences between short-term and longer-term money market securities widened. Accordingly, we began to extend the fund’s weighted average maturity gradually toward a neutral position by increasing the fund’s holdings of longer-term securities. By doing so, we have attempted to capture the higher yields offered by longer-dated money market instruments without locking in those rates for a full year. In our view, these are prudent strategies while the economic recovery continues and the Fed moves toward a less accommodative monetary policy.

March 15, 2005

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.

4

DISCUSSION OF
FUND PERFORMANCE

J. Christopher Nicholl, Portfolio Manager

How did Mellon National Municipal Money
Market Fund perform during the period?

For the six-month period ended February 28, 2005, the fund produced annualized yields of 1.31% for its Class M shares and 1.06% for its Investor shares.Taking into account the effects of compounding, the fund also produced annualized effective yields of 1.32% and 1.07% for its Class M shares and Investor shares, respectively. 1

We attribute these results to rising short-term interest rates as the Federal Reserve Board (the “Fed”) continued to move gradually away from its accommodative monetary policy of the past several years.

What is the fund’s investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquid-ity.To pursue its goal, the fund invests at least 80% of its assets in short-term municipal obligations that provide income exempt from federal income tax.Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.The fund may invest up to 20% of its total assets in taxable money market securities, such as U.S. government obligations, bank and corporate obligations and commercial paper.

What other factors influenced the fund’s
performance?

The U.S. economy continued to recover during the reporting period, with gross domestic product expanding at an estimated 3.8% annualized rate during the fourth quarter of 2004.The economy’s recent strength was fueled, in part, by robust exports as the weak U.S. dollar made U.S. goods more affordable to overseas businesses and consumers. Despite these factors as well as rising energy prices and a falling unemployment rate, inflation appeared to remain low through the end of the reporting period, supporting prices of longer-term fixed-income securities.

The Fed continued to raise short-term interest rates in the growing economy, implementing increases of 25 basis points in the overnight federal funds rate at each meeting of the Federal Open Market Committee during the reporting period. By the end of February 2005, the federal funds rate stood at 2.5%, up from a low of 1% in June 2004, and most economists expect more increases in the months ahead. Indeed, the Fed has been unusually candid regarding its intention to raise interest rates gradually toward a “neutral” position.

The recovering economy has benefited the fiscal condition of many states and municipalities, alleviating some of the budget pressures affecting government issuers.As a result, they generally have had less need to borrow to finance budget deficits, and the supply of newly-issued money market securities declined compared to the same period one year earlier.Yet, investor demand has remained robust, moderating the rise in rates on tax-exempt money market yields and contributing to a moderate degree of market volatility.

We maintained a relatively defensive posture in the rising interest-rate environment, setting the fund’s weighted average maturity in a range we consider slightly shorter than industry averages. This strategy was designed to keep cash available for higher-yielding securities as they became available. In an effort to balance this relatively conservative position with opportunities to capture incrementally higher levels of current income from longer-dated securities, we have focused primarily on tax-exempt money market instruments in the one- to three-months range. At times, we also have taken advantage of technical market influences to purchase longer-dated money market instruments at prices we considered attractive.

The fund’s composition during the reporting period generally reflected our maturity-management strategy. For example, we reduced the fund’s holdings of variable-rate demand notes on which yields are reset daily or weekly in favor of longer-term commercial paper. This strategy also was designed to avoid the full brunt of heightened volatility among very short-term secu-

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

rities caused by changes in the balance between supply and demand.

What is the fund’s current strategy?

Although the economy appears to remain strong overall, we are aware of headwinds that threaten to limit the pace of economic growth. For example, as of the reporting period’s end, oil and gas prices have edged closer to record highs after moderating earlier, and we have seen signs that U.S. consumer spending may be moderating. Nonetheless, we believe that U.S. monetary policy remains stimulative to the economy at current levels, and the Fed is likely to continue raising short-term interest rates until a more neutral posture is achieved.

As the economy gained strength during the opening months of 2005, yield differences between short-term and longer-term tax-exempt money market securities widened beyond historical norms. Accordingly, we recently began to increase the fund’s holdings of longer-term securities. By doing so, we have attempted to capture the higher yields offered by longer-dated money market instruments without locking in those rates for a full year. In our view, these are prudent strategies while the economic recovery continues and the Fed moves toward a less accommodative monetary policy.

March 15, 2005

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.

6

UNDERSTANDING YOUR FUND’S EXPENSES ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of the funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2004 to February 28, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2005
	Class M Shares	Investor Shares

Mellon Money Market Fund
Expenses paid per $1,000 †	$ 1.54	$ 2.84
Ending value (after expenses)	$1,008.80	$1,007.60
Mellon National Municipal Money Market Fund
Expenses paid per $1,000 †	$ 1.59	$ 2.83
Ending value (after expenses)	$1,006.50	$1,005.30

C O M PA R I N G YO U R F U N D ’ S E X P E N S E S W I T H T H O S E O F OT H E R F U N D S (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2005
	Class M Shares	Investor Shares

Mellon Money Market Fund
Expenses paid per $1,000 †	$ 1.56	$ 2.86
Ending value (after expenses)	$1,023.26	$1,021.97
Mellon National Municipal Money Market Fund
Expenses paid per $1,000 †	$ 1.61	$ 2.86
Ending value (after expenses)	$1,023.21	$1,021.97

† Expenses are equal to the Mellon Money Market Fund annualized expense ratio of .31% for Class M and .57% for Investor Class and Mellon National Municipal Money Market Fund, .32% for Class M and .57% for Investor Class, multiplied by the respective fund’s average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Funds 7

STATEMENT OF INVESTMENTS
February 28, 2005 (Unaudited)

Mellon Money Market Fund

	Principal			Principal
Bond Anticipation Notes—2.3%	Amount ($)	Value ($)	Commercial Paper (continued)	Amount ($)	Value ($)

Camden County Improvement			KFW International Finance Inc.
Authority 2.65%, 8/4/2005	4,000,000	4,000,000	Discount Notes
State of Maine			2.36%, 3/8/2005	22,400,000 [a]	22,389,721
3.50%, 6/23/2005	9,750,000	9,776,381	Kredietbank N.A. Finance Corp.
Total Bond Antcipation Notes			Discount Notes
(cost $13,776,381)		13,776,381	2.62%, 4/4/2005	25,000,000	24,938,139

			Oakland—Alameda County

Negotiable Bank Certificates of Deposit—17.7%			Coliseum Authority

			1.65%—2.65%
Dexia Credit Locale (Domestic)			4/1/2005—4/5/2005	23,900,000	23,900,000
2.78%, 5/20/2005	25,000,000	25,000,552	Royal Bank of Scotland PLC
HSBC Bank USA (Domestic)			Discount Notes
2.84%, 7/26/2005	22,500,000	22,500,000	2.50%, 3/18/2005	25,000,000	24,970,486
State Street Bank &			Salvation Army
Trust Co. (Domestic)			2.57%—2.62%
2.04%, 3/23/2005	12,000,000	12,000,000	3/18/2005—3/22/2005	19,880,000	19,880,000
Toronto Dominion Bank (Yankee)			Societe Generale N.A.
2.50%, 4/4/2005	22,000,000	22,000,207	Discount Notes
Wells Fargo Bank N.A. (Domestic)			2.50%, 3/2/2005	24,000,000	23,998,333
2.59%, 4/4/2005	25,000,000	25,000,000	State Street Bank & Trust Co.
Total Negotiable Bank			Discount Notes
Certificates of Deposit			2.52%, 3/18/2005	10,000,000	9,988,100
(cost $106,500,759)		106,500,759	Transmission Authority of

			Northern California
Commercial Paper—49.7%			2.58%, 3/1/2005	4,325,000	4,325,000

			University of Michigan
AIG Funding Inc., Discount Notes			2.42%, 3/11/2005	7,935,000	7,935,000
2.57%—2.73%
4/6/2005—5/18/2005	25,000,000	24,902,300	Total Commercial Paper
			(cost $298,934,109)		298,934,109

American Express Credit Corp.
Discount Notes
2.50%, 3/3/2005	24,000,000	23,996,667	Mandatory Demand Notes—1.1%

Barclays US Funding Corp., Discount			Grand Prairie Texas Sports Facility
Notes 2.59%, 4/11/2005	22,500,000	22,433,631	Development Corp. Inc.
Bellsouth Corp., Discount Notes			2.53%, 9/15/2005
2.49%, 3/7/2005	19,400,000 [a]	19,391,949	(cost $6,535,000)	6,535,000	6,535,000

General Electric Capital Corp.
Discount Notes

2.63%, 4/18/2005	24,000,000	23,915,840	Revenue Notes—1.3%

ING America Insurance Holdings			New York State Thruway Authority
Discount Notes			2.02%, 3/15/2005
2.42%, 3/22/2005	22,000,000	21,968,943	(cost $8,000,176)	8,000,000	8,000,176

8

Mellon Money Market Fund (continued)

U.S. Government	Principal		Variable Rate	Principal
Agencies—7.0%	Amount ($)	Value ($)	Demand Notes (continued)	Amount ($)	Value ($)

Federal Home Loan Mortgage			New York State
Corporation, Notes			Dormitory Authority
2.51%, 3/1/2005	38,000,000	38,000,000	2.57%, 3/8/2005	10,000,000 [b]	10,000,000
Federal National Mortgage			New York State Housing
Association, Notes			Finance Agency
1.81%, 5/27/2005	4,000,000	4,000,000	2.57%, 3/8/2005	8,500,000 [b]	8,500,000
Total U.S. Government Agencies			Pitney Road Partners
(cost $42,000,000)		42,000,000	2.72%, 3/7/2005	5,335,000 [b]	5,335,000

			Rochester New York Institute
Variable Rate Demand Notes—21.6%			of Technology

			2.75%, 3/8/2005	4,300,000 [b]	4,300,000
Bochasanwasi Shree Akshar Purushottam
Swaminaryan Sanstha			Sacramento County
2.75%, 3/7/2005	6,100,000 [b]	6,100,000	2.56%, 3/8/2005	15,800,000 [b]	15,800,000
			Tulsa Oklahoma Airport
Cuyahoga County			Improvement Trust
2.62%, 3/8/2005	8,600,000 [b]	8,600,000	2.62%, 3/8/2005	17,150,000 [b]	17,150,000
Eskaton Lodge Granite
2.65%, 3/1/2005	7,000,000 [b]	7,000,000	Washington State Housing
			Finance Commission
			2.57%-2.67%, 3/1/2005	5,635,000
General Secretariate OAS				[b]	5,635,000
2.59%, 3/7/2005	4,370,000 [b]	4,370,000	Total Variable Rate
Loanstar Assets Pantners			Demand Notes
2.55%, 3/8/2005	25,000,000 [a,b]	25,000,000	(cost $130,390,000)		130,390,000

Mullenix—St. Charles
Properties LP			Total Investments
2.67%, 3/7/2005	7,000,000 [b]	7,000,000	(cost $606,136,425)	100.7%	606,136,425
New Jersey Economic			Liabilities, Less Cash and Receivables	(.7%)	(4,118,334)
Development Authority
2.57%, 4/1/2005	5,600,000 [b]	5,600,000	Net Assets	100.0%	602,018,091

[a] Securities exempt from registration under Rule 144A of the Secutities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.These securities have been deemed liquid by the fund’s trustees.At February 28, 2005, these securities amounted to $66,781,670 or 11.1% of net assets.
[b] Variable interest rate—subject to periodic change.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Banking	35.4	Industrial Revenue	5.2
Finance	11.7	Lease Revenue	4.0
Insurance	7.8	Other	29.6
U.S. Government Agencies	7.0		100.7

† Based on net assets.
See notes to financial statements.

The Funds 9

STATEMENT OF INVESTMENTS
February 28, 2005 (Unaudited)

Mellon National Municipal Money Market Fund

Tax Exempt	Principal				Principal
Investments—100.2%	Amount ($)		Value ($)		Amount ($)		Value ($)

Alabama—6.3%				California (continued)
Alabama Special Care Facilities				Los Angeles Community
Financing Authority, HR				Redevelopment Agency, COP
VRDN 1.77% (Insured; FGIC and				VRDN (Baldwin Hills Public Park)
Liquidity Facility; FGIC)	4,500,000	[a]	4,500,000	1.84% (LOC; Wells Fargo Bank)	7,000,000	[a]	7,000,000
Birmingham-Carraway Special Care				San Diego Housing Authority, MFHR
Facilities Financing Authority, Health				Refunding, VRDN (Paseo)
Care Facilities Revenue, VRDN				1.83% (LOC; FHLMC)	3,500,000	[a]	3,500,000
(Carraway Methodist Hospitals)				Colorado—4.9%
1.90% (LOC; Amsouth Bank)	15,100,000	[a]	15,100,000	Castlewood Ranch Metropolitan
Daphne-Villa Mercy Special Care				District, GO Notes 2.30%
Facilities Financing Authority				12/1/2005 (LOC; U.S. Bank NA)	6,050,000		6,050,000
Health Care Facilities Revenue				Colorado Health Facilities Authority
VRDN (Mercy Medical Project)				Health Care Facilities Revenue
1.86% (LOC; Amsouth Bank)	4,200,000	[a]	4,200,000	VRDN (Exempla Inc.) 1.81%
Port City Medical Clinic Board				(LOC; U.S. Bank NA)	9,755,000	[a]	9,755,000
Health Care Facilities Revenue				Dove Valley Metropolitan District
VRDN (Infirmary Health Systems)				GO Notes 1.95%, 11/1/2005
1.88% (Insured; AMBAC and				(LOC; BNP Paribas)	3,590,000		3,590,000
Liquidity Facility: Bank of Nova
Scotia and KBC Bank)	10,000,000	[a]	10,000,000	Pinery West Metropolitan District
				Number 2, GO Notes 1.95%
Arizona—2.9%				11/1/2005 (LOC; U.S. Bank NA)	7,015,000		7,015,000
Maricopa County Industrial				Connecticut—3.0%
Development Authority, MFHR
VRDN (Gran Victoria Housing				North Haven, GO Notes, BAN
Project) 1.87% (Insured; FNMA)	4,000,000	[a]	4,000,000	2%, 4/27/2005	16,000,000		16,004,296
City of Phoenix Civic Improvement				District of Columbia—1.6%
Corporation, Revenue, CP				District of Columbia, Revenue, CP
1.87%, 3/24/2005 (Liquidity				(American Red Cross Project)
Facility; Dexa Credit Locale)	11,400,000		11,400,000	1.88%, 3/2/2005
Arkansas—.8%				(LOC; JPMorgan Chase Bank)	8,500,000		8,500,000
Arkansas Development Finance				Florida—5.9%
Authority, Revenue, VRDN				Broward County Housing
Higher Education Capital Asset				Finance Authority, MFHR
Program 1.85% (Insured; FGIC				Refunding, VRDN
and Liquidity Facility; Citibank)	4,500,000	[a]	4,500,000	(Waters Edge Project)
California—3.9%				1.86% (Insured; FNMA)	6,740,000	[a]	6,740,000
State of California, GO Notes, VRDN				Capital Projects Finance
(Kindergarten University) 1.78%				Authority, Health Care
(LOC; Citibank N.A., National				Facilities Revenue, VRDN
Australia Bank and State Street				(Glenridge on Palmer Ranch)
Bank and Trust Co.)	2,500,000	[a]	2,500,000	1.80% (LOC; Bank of Scotland)	2,000,000	[a]	2,000,000
California Pollution Control Financing				Jacksonville Health Facility
Authority, PCR, Refunding, VRDN				Authority, HR, VRDN, Refunding
(Pacific Gas and Electric Corp.)				(Genesis Rehabilitation Hospital)
1.80% (LOC; Bank One)	7,800,000	[a]	7,800,000	1.80% (LOC; Bank of America)	5,825,000	[a]	5,825,000

10

Mellon National Municipal Money Market Fund

Tax Exempt	Principal				Principal
Investments (continued)	Amount ($)		Value ($)		Amount ($)		Value ($)

Florida (continued)				Illinois—16.8%
Sunshine State Governmental				City of Chicago, GO Notes:
Financing Commission, Revenue				2.20%, 12/8/2005 (LOC; State
VRDN 1.87% (Insured; AMBAC				Street Bank and Trust Co.)	11,500,000		11,500,000
and Liquidity Facility; Dexia				2.30%, 12/8/2005 (LOC; Bank
Credit Locale)	8,000,000	[a]	8,000,000	of America)	2,700,000		2,700,000
University of South Florida				Chicago O' Hare International
Foundation, Inc., COP, VRDN				Airport, Airport and Marina
1.83% (LOC; Wachovia Bank)	9,000,000	[a]	9,000,000	Revenue, VRDN 1.81%
Georgia—6.3%				(LOC; Societe Generale)	6,500,000	[a]	6,500,000
Burke County Development				Illinois Development Finance
Authority, PCR, VRDN				Authority, VRDN:
(Oglethorpe Power Corp.)				Health Care Facilities Revenue
1.90% (Insured; FGIC and				(Provena Health) 1.84%
Liquidity Facility; Bayerische				(Insured; MBIA and Liquidity
Landesbank)	10,995,000	[a]	10,995,000	Facility; JPMorgan Chase)	5,000,000	[a]	5,000,000
Clayton County Housing Authority				IDR (Institute of Gas Technology
MFHR, Refunding, VRDN				Project) 1.93% (LOC; Bank
(Chateau Forest Apartments)				of Montreal)	2,600,000	[a]	2,600,000
1.95% (Insured; FSA and				MFHR, Refunding
Liquidity Facility;				(Orleans-Illinois Project)
Societe Generale)	6,530,000	[a]	6,530,000	1.89% (Insured; FSA
				and Liquidity Facility;
Conyers-Rockdale-Big Haynes				The Bank of New York)	12,000,000	[a]	12,000,000
Impoundment Authority
Revenue, VRDN 1.88%				Illinois Educational Facilities
(Insured; FSA and Liquidity				Authority, College and
Facility; Wachovia Bank)	7,500,000	[a]	7,500,000	University Revenue, VRDN
				(Columbia College)
Gainesville & Hall County				1.86% (LOC; Bank of Montreal)	9,705,000	[a]	9,705,000
Development Authority, Health
Care Facilities Revenue, VRDN				Illinois Health Facilities Authority
(Lanier Village Estates)				Revenues, VRDN:
1.84% (LOC; Bank of America)	3,700,000	[a]	3,700,000	(Decatur Memorial Hospital
				Project) 1.86% (Insured;
Marietta Housing Authority				MBIA and Liquidity Facility;
MFHR, Refunding, VRDN				Northern Trust Co.)	5,400,000	[a]	5,400,000
(Summit) 1.87%				(Ingalls Memorial Hospital)
(Insured; FNMA)	4,900,000	[a]	4,900,000	1.88% (LOC;
Hawaii—3.0%				Northern Trust Co.)	14,800,000	[a]	14,800,000
Honolulu City and County				Revolving Fund Pooled Program
Revenue, CP 2%, 6/2/2005				1.86% (LOC; Bank One)	5,800,000	[a]	5,800,000
(LOC; Helaba Bank)	16,000,000		16,000,000	(Rush Presbyterian St. Luke's
Idaho—1.1%				Medical Center) 1.88%
Idaho Health Facilities Authority				(LOC; Northern Trust Co.)	3,000,000	[a]	3,000,000
Health Care Facilities Revenue				(Swedish Covenant Hospital
VRDN, Aces-Pooled Financing				Project) 1.86% (Insured;
Program 1.90%				AMBAC and Liquidity Facility;
(LOC; U.S. Bank NA)	6,000,000	[a]	6,000,000	Fifth Third Bank)	5,100,000	[a]	5,100,000

The Funds 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Mellon National Municipal Money Market Fund

Tax Exempt	Principal				Principal
Investments (continued)	Amount ($)		Value ($)		Amount ($)		Value ($)

Illinois (continued)				Michigan—3.2%
Jackson-Union Counties Regional				City of Detroit, Sewer Disposal
Port District, Port Facilities Revenue				Revenue 1.55%, 8/4/2005
Refunding, VRDN				(Insured; FGIC and
(Enron Transportation Services)				Liquidity Facility; FGIC)	6,000,000		6,000,000
1.86% (LOC; Wachovia Bank)	2,200,000	[a]	2,200,000	Michigan, Hospital Finance
Regional Transportation Authority				Authority, Health Care Facilities
Sales Tax Revenue 5%, 6/1/2005				Revenue, VRDN, Hospital
(Insured; FGIC)	4,125,000		4,162,474	Equipment Loan Program 1.88%
Kentucky—2.3%				(LOC; National City Bank)	6,000,000	[a]	6,000,000
Breckinridge County, Program				Michigan Municipal Bond Authority
Revenue, VRDN (Kentucky				Revenue 3%, 8/19/2005	5,100,000		5,134,093
Association Counties Leasing Trust)				Nebraska—1.0%
1.87% (LOC U.S. Bank NA)	5,900,000	[a]	5,900,000	Lancaster County Hospital
Kentucky Economic Development				Authority, Health Care
Finance Authority, Hospital Facilities				Facilities Revenue, VRDN
Revenue, VRDN (Baptist Healthcare				(Immanuel Health System)
System) 1.80% (Insured; MBIA and				1.82% (LOC; ABN-AMRO)	5,600,000	[a]	5,600,000
Liquidity Facility; National City Bank)	6,355,000	[a]	6,355,000	New Hampshire—1.4%
Louisiana—1.4%				New Hampshire Business Finance
Parish of St. James, PCR, Refunding				Authority, RRR, Refunding, VRDN
CP (Texaco Project)				(Wheelabrator Concord)
2.03%, 3/17/2005	7,530,000		7,530,000	1.86% (LOC; Wachovia Bank)	7,600,000	[a]	7,600,000
Maine—.9%				New Jersey—.4%
Finance Authority of Maine				New Jersey Sports and Exposition
Private Schools Revenue				Authority, Recreational Revenue
VRDN (Foxcroft Academy)				VRDN 1.83% (Insured; MBIA and
1.89% (LOC; Allied Irish Bank)	4,800,000	[a]	4,800,000	Liquidity Facility; Credit Suisse)	2,000,000	[a]	2,000,000
Maryland—1.1%				New York—7.6%
Baltimore Industrial Development				New York City, GO Notes, VRDN:
Authority, IDR, VRDN (Baltimore				1.77% (Insured; FSA and Liquidity
Capital Acquisition) 1.86% (LOC;				Facility; Dexia Credit Locale)	6,400,000	[a]	6,400,000
Bayerische Landesbank)	2,500,000	[a]	2,500,000	1.77% (LOC; Bayerische
Community Development				Landesbank)	4,300,000	[a]	4,300,000
Administration, MFHR, Refunding				New York City Housing Development
VRDN (Avalon Lea Apartments				Corporation, MFMR, VRDN
Project) 1.82% (Insured; FNMA)	3,400,000	[a]	3,400,000	(63 Wall Street) 1.88%
Massachusetts—5.8%				(LOC; HSBC Bank USA)	15,300,000	[a]	15,300,000
Massachusetts Health and Educational				Long Island Power Authority
Facilities Authority, VRDN, Capital				Revenue, CP 1.95%, 3/10/2005
Asset Program:				(LOC; JPMorgan Chase)	15,000,000		15,000,000
Health Care Facilities Revenue				Oklahoma—.2%
1.83% (LOC; Bank of Scotland)	21,300,000	[a]	21,300,000	Tulsa County Industrial Authority
Revenue 1.83%				Revenue, VRDN (Montercau)
(LOC; Bank of America)	10,050,000	[a]	10,050,000	1.81% (LOC; BNP Paribas)	900,000	[a]	900,000

12

Mellon National Municipal Money Market Fund

Tax Exempt	Principal				Principal
Investments (continued)	Amount ($)		Value ($)		Amount ($)		Value ($)

Pennsylvania—2.5%				Washington—5.5%
Blair County Industrial Development				City of Seattle, Water System
Authority, Health Care Facilities				Revenue, VRDN 1.75% (LOC;
Revenue, VRDN (Village of				Bayerische Landesbank)	10,800,000	[a]	10,800,000
Pennsylvania State Project)				Snohomish County Public Utility
1.81% (LOC; BNP Paribas)	2,630,000	[a]	2,630,000	District Number 001, General
Lehigh County Industrial				System Revenue, Refunding
Development Authority, PCR, VRDN				VRDN 1.85% (Insured; FSA and
(Allegheny Electric Cooperative)				Liquidity Facility; Dexia
1.90% (LOC; Rabobank)	300,000	[a]	300,000	Credit Locale)	15,100,000	[a]	15,100,000
Luzerne County Convention Center				Washington Public Power Supply
Authority, Hotel Room Rent Tax				System, Electric Power and Light
Revenue, VRDN 1.86%				Revenue, Refunding, VRDN
(LOC; Wachovia Bank)	7,340,000	[a]	7,340,000	(Nuclear Project Number 1)
Philadelphia Hospitals and Higher				1.86% (LOC; Bank of America)	3,800,000	[a]	3,800,000
Education Facilities Authority				West Virginia—3.7%
HR, VRDN (Temple University)				Marshall County, PCR, VRDN
1.85% (LOC; PNC Bank)	3,400,000	[a]	3,400,000	(Ohio Power Co. Project) 1.82%
Rhode Island—1.0%				(LOC; Bank of Scotland)	20,200,000	[a]	20,200,000
Rhode Island Convention Center				Wisconsin—2.8%
Authority, Revenue, Refunding				Middleton-Cross Plains
VRDN 1.85% (Insured; MBIA and				Area School District, Revenue
Liquidity Facility; Dexia				TRAN 3%, 8/24/2005	4,500,000		4,529,886
Credit Locale)	5,500,000	[a]	5,500,000	University Hospitals and Clinics
Tennessee—.5%				Authority, Health Care Facilities
Chattanooga Health, Educational and				Revenue, VRDN 1.86% (Insured;
Housing Facility Board, Housing				MBIA and Liquidity Facility;
Revenue, VRDN (Chattanooga				U.S. Bank NA)	2,500,000	[a]	2,500,000
Housing Project) 1.86%				Wisconsin Health and Educational
(LOC; Wachovia Bank)	2,600,000	[a]	2,600,000	Facilities Authority, Health Care
Texas—2.4%				Facilities Revenue, VRDN
Grand Prairie Sports Facilities				(University of Wisconsin Medical
Development Corp., Inc., Sales				Foundation) 1.86%
Tax Revenue, Refunding 1.75%				(LOC; ABN-AMRO)	8,000,000	[a]	8,000,000

9/15/2005 (Insured; FSA and
Liquidity Facility; Dexia				Total Investments (cost $538,808,722) 100.2%			538,909,722
Credit Locale)	3,000,000		3,000,000	Liabilities, Less Cash and Receivables	(.2%)		(1,149,615)
State of Texas, Revenue, TRAN
3%, 8/31/2005	10,000,000		10,068,973	Net Assets	100.0%		537,760,107

The Funds 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Summary of Abbreviations

AMBAC	American Municipal Bond Assurance Corporation	IDR	Industrial Development Revenue
BAN	Bond Anticipation Notes	LOC	Letter of Credit
COP	Certificate of Participation	MBIA	Municipal Bond Investors Assurance
CP	Commercial Paper		Insurance Corporation
FGIC	Financial Guaranty Insurance Company	MFHR	Multi-Family Housing Revenue
FHLMC	Federal Home Loan Mortgage Corporation	MFMR	Multi-Family Mortgage Revenue
FNMA	Federal National Mortgage Association	PCR	Pollution Control Revenue
FSA	Financial Security Assurance	RRR	Resources Recovery Revenue
GO	General Obligation	TRAN	Tax and Revenue Anticipation Notes
HR	Hospital Revenue	VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

F1+, F1		VMIG1, MIG1, P1		SP1+, SP1, A1+, A1	92.1
AAA, AA, A [b]		Aaa, Aaa, A [b]		AAA, AA, A [b]	4.1
Not Rated [c]		Not Rated [c]		Not Rated [c]	3.8
					100.0

† Based on total investments.
[a] Securities payable on demand.Variable interest rate—subject to periodic change.
[b] Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
[c] Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Investment Advisor.
to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2005 (Unaudited)

	Mellon	Mellon
	Money Market	National Municipal
	Fund	Money Market Fund

Assets ($):
Investments in securities—See Statement of Investments †	606,136,425	538,909,722
Interest receivable	966,740	1,327,889
Prepaid expenses	21,708	22,464
	607,124,873	540,260,075

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(a)	71,291	71,665
Due to Administrator—Note 4(a)	55,907	55,782
Cash overdraft due to Custodian	4,950,666	609,758
Bank note payable—Note 3	—	1,730,000
Interest payable—Note 4	—	225
Accrued expenses	28,918	32,538
	5,106,782	2,499,968

Net Assets ($)	602,018,091	537,760,107

Composition of Net Assets ($):
Paid-in capital	602,018,631	537,758,682
Accumulated net realized gain (loss) on investments	(540)	1,425
Net Assets ($)	602,018,091	537,760,107

Net Asset Value Per Share
Class M Shares
Net Assets ($)	601,726,234	537,759,096
Shares Outstanding	601,726,774	537,758,585
Net Asset Value Per Share ($)	1.00	1.00

Investor Shares
Net Assets ($)	291,857	1,011
Shares Outstanding	291,857	1,011
Net Asset Value Per Share ($)	1.00	1.00

† Investments at cost ($)	606,136,425	538,909,722
See notes to financial statements.

The Funds 15

STATEMENT OF OPERATIONS
February 28, 2005 (Unaudited)

	Mellon	Mellon
	Money Market	National Municipal
	Fund	Money Market Fund

Investment Income ($):
Interest Income	4,982,760	4,452,252
Expenses:
Investment advisory fee—Note 3(a)	357,459	409,069
Administration fee—Note 3(a)	323,426	370,138
Custodian fees—Note 4(b)	22,967	22,041
Registration fees	18,867	22,463
Trustees' fees and expenses—Note 4(c)	9,584	12,335
Professional fees	4,904	17,046
Prospectus and shareholders' reports	4,495	1,215
Interest expense—Note 3	—	9,793
Shareholder servicing costs—Note 4(b)	367	994
Miscellaneous	4,148	7,274
Total Expenses	746,217	872,368
Less—expense reduction in custody fees due to earnings
credits—Note 2(b)	(1,462)	(658)
Net Expenses	744,755	871,710
Investment Income—Net	4,238,005	3,580,542

Realized and Unrealized Gain (Loss) on Investments—Note 2(b) ($):
Net Realized Gain (Loss) on Investments	—	1,425
Net unrealized appreciation (depreciation) on investments	—	(786)
Net Realized and Unrealized Gain (Loss) on Investments	—	639
Net Increase in Net Assets Resulting from Operations	4,238,005	3,581,181

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Mellon Money Market Fund		Mellon National Municipal Money Market Fund

	Six Months Ended		Six Months Ended
	February 28, 2005	Year Ended	February 28, 2005	Year Ended
	(Unaudited)	August 31, 2004	(Unaudited)	August 31, 2004

Operations ($):
Investment income—net	4,238,005	3,402,144	3,580,542	2,763,190
Net realized gain (loss) on investments	—	(540)	1,425	—
Net unrealized appreciation (depreciation) on investments	—	—	(786)	786
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,238,005	3,401,604	3,581,181	2,763,976

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(4,236,182)	(3,401,824)	(3,576,710)	(2,763,184)
Investor Shares	(1,823)	(320)	(3,832)	(6)
Total Dividends	(4,238,005)	(3,402,144)	(3,580,542)	(2,763,190)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M Shares	567,418,899	893,105,183	547,097,137	867,387,196
Investor Shares	99,755	309,407	—	—
Dividends reinvested:
Class M Shares	9	8	143,740	7
Investor Shares	1,823	319	6	4
Cost of shares redeemed:
Class M Shares	(437,415,309)	(810,361,313)	(498,408,514)	(643,530,026)
Investor Shares	(22,258)	(107,759)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	130,082,919	82,945,845	48,832,369	223,857,181
Total Increase (Decrease) In Net Assets	130,082,919	82,945,305	48,833,008	223,857,967

Net Assets ($):
Beginning of Period	471,935,172	388,989,867	488,927,099	265,069,132
End of Period	602,018,091	471,935,172	537,760,107	488,927,099

See notes to financial statements.

The Funds 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the periods indicated. All information reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

	Class M Shares

	Six Months Ended
	February 28, 2005	Year Ended August 31,

Mellon Money Market Fund	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00
Investment Operations:
Investment income—net	.009	.008	.002
Distributions:
Dividends from investment income—net	(.009)	(.008)	(.002)
Net asset value, end of period	1.00	1.00	1.00

Total Return (%)	1.77[b]	.82	.76[b]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.31[b]	.33	.36[b]
Ratio of net expenses to average net assets	.31[b]	.33	.36[b]
Ratio of net investment income to average net assets	1.78[b]	.82	.78[b]

Net Assets, end of period ($ x 1,000)	601,726	471,723	388,979

[a] From June 2, 2003 (commencement of operations) to August 31, 2003.
[b] Annualized.
See notes to financial statements.

18

	Investor Shares

	Six Months Ended
	February 28, 2005	Year Ended August 31,

Mellon Money Market Fund	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00
Investment Operations:
Investment income—net	.008	.006	.001
Distributions:
Dividends from investment income—net	(.008)	(.006)	(.001)
Net asset value, end of period	1.00	1.00	1.00

Total Return (%)	1.53[b]	.57	.52[b]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57[b]	.64	.62[b]
Ratio of net expenses to average net assets	.57[b]	.64	.62[b]
Ratio of net investment income to average net assets	1.55[b]	.79	.48[b]

Net Assets, end of period ($ x 1,000)	292	213	11
[a] From June 2, 2003 (commencement of operations) to August 31, 2003.
[b] Annualized.
See notes to financial statements.

The Funds 19

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares

	Six Months Ended
	February 28, 2005	Year Ended August 31,

Mellon National Municipal Money Market Fund	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00
Investment Operations:
Investment income—net	.007	.007	.002
Distributions:
Dividends from investment income—net	(.007)	(.007)	(.002)
Net asset value, end of period	1.00	1.00	1.00

Total Return (%)	1.31[b]	.70	.64[b]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.32[b]	.33	.35[b]
Ratio of net expenses to average net assets	.32[b]	.33	.35[b]
Ratio of net investment income to average net assets	1.31[b]	.71	.62[b]

Net Assets, end of period ($ x 1,000)	537,759	488,926	265,068
[a] From June 2, 2003 (commencement of operations) to August 31, 2003.
[b] Annualized.
See notes to financial statements.

20

	Investor Shares

	Six Months Ended
	February 28, 2005	Year Ended August 31,

Mellon National Municipal Money Market Fund	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00
Investment Operations:
Investment income—net	.005	.005	.001
Distributions:
Dividends from investment income—net	(.005)	(.005)	(.001)
Net asset value, end of period	1.00	1.00	1.00

Total Return (%)	1.07[b]	.45	.36[b]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58[b]	.60	.57[b]
Ratio of net expenses to average net assets	.57[b]	.60	.57[b]
Ratio of net investment income to average net assets	1.04[b]	.58	.48[b]

Net Assets, end of period ($ x 1,000)	1	1	1
[a] From June 2, 2003 (commencement of operations) to August 31, 2003.
[b] Annualized.
See notes to financial statements.

The Funds 21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of sixteen series including the following diversified money market funds: Mellon Money Market Fund and Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). Mellon Money Market Fund investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Mellon National Municipal Money Market Fund investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. Mellon Fund Advisers, a division of The Dreyfus Corporation (“Dreyfus”), serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon Bank”), which is a wholly-owned subsidiary of Mellon Financial Corporation, (“Mellon Financial”), serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services. Dreyfus is a wholly-owned subsidiary of Mellon Financial. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized gains or losses on investments are allocated to each Class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Trust’s Board to represent the fair value of the fund’s investments.

It is the funds’ policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The funds have an arrangement with the custodian bank whereby the funds receives earnings credit from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Repurchase agreements: The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custo-

22

dian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.The funds declare dividends daily from investment income-net; such dividends are paid monthly.With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Mellon Money Market Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. It is the policy of the Mellon National Municipal Money

Market Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

The Mellon Money Market Fund has an unused capital loss carryover of $540 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2004. If not applied, the carryover expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2004 was all ordinary income for the Mellon Money Market Fund and all tax exempt income for the Mellon National Municipal Money Market Fund. The tax character of current year distributions will be determined at the end of the current fiscal year.

At February 28, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 3—Bank Line of Credit

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2005, the Mellon Money Market Fund did not borrow under the line of credit.

The average daily amount of borrowings outstanding for Mellon National Municipal Money Market Fund during the period ended February 28, 2005 was approximately $778,400 with a related weighted average annualized interest rate of 2.54% .

The Funds 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Investment Advisory Fee, Administration
Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15 of 1% of the Mellon Money Market Fund and .15 of 1% of the Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement with Mellon Bank, Mellon Bank provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15 of 1%
$6 billion up to $12 billion	.12 of 1%
In excess of $12 billion	.10 of 1%

Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services.

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets attributable to Investor shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 1 summarizes the amounts Investor shares were charged during the period ended February 28, 2005, pursuant to the Shareholder Services Plan.

Table 1.

Mellon Money Market Fund	$293
Mellon National Municipal
Money Market Fund	$923

The funds compensate Mellon Bank under a Custody Agreement for providing custodial services for the funds. Table 2 summarizes the amounts the funds were charged during the period ended February 28, 2005, pursuant to the custody agreements.

Table 2.

Mellon Money Market Fund	$22,967
Mellon National Municipal
Money Market Fund	$22,041

Table 3 summarizes the components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities for each fund.

(c) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $44,000 and an attendance fee of $4,000 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses. Prior to September 14, 2004, the attendance fee payable to each trustee was $3,000 for each in-person meeting attended.

Table 3.

	Investment	Shareholder
	Advisory	Services	Custody
	Fees ($)	Plan Fees ($)	Fees ($)

Mellon Money Market Fund	62,017	54	9,220
Mellon National Municipal Money Market Fund	64,004	—	7,661

24

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”). In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. None of the trustees of the Trust, nor the funds, were named in the actions. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Funds 25

NOTES

For More Information

Mellon Funds Trust	Custodian
c/o The Dreyfus Corporation
200 Park Avenue	Mellon Bank, N.A.
New York, NY 10166	One Mellon Bank Center
Pittsburgh, PA 15258
Investment Adviser
Transfer Agent &
Mellon Fund Advisers, a division of	Dividend Disbursing Agent
The Dreyfus Corporation
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
New York, NY 10166
Administrator
Distributor
Mellon Bank, N.A.
One Mellon Bank Center	Dreyfus Service Corporation
Pittsburgh, PA 15258	200 Park Avenue
New York, NY 10166
Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Telephone Private Wealth Management (PWM) Clients, please contact your Account Officer or call

1-888-281-7350. Brokerage Clients of Mellon Private Wealth Advisors (MPWA), please contact your financial representative or call 1-800-830-0549-Option 2. Individual Account holders, please call Dreyfus at 1-800-896-8167.

Mail PWM Clients, write to your Account Officer, c/o Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012

Individual Account Holders, write to: Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

©2005 Dreyfus Service Corporation
MFTSA0205-MM

The Mellon Funds

Mellon Bond Fund
Mellon Intermediate Bond Fund
Mellon Short-Term U.S. Government Securities Fund

SEMIANNUAL REPORT February 28, 2005

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
Mellon Bond Fund	3
Mellon Intermediate Bond Fund	5
Mellon Short-Term U.S.
Government Securities Fund	7
Statements of Investments	10
Statements of Assets and Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	29

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

  Not FDIC-Insured
  Not Bank-Guaranteed
  May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

This semiannual report for The Mellon Funds covers the period from September 1, 2004, through February 28, 2005. Inside, you’ll find valuable information about how the funds were managed during the reporting period, including discussions with each fund manager.

The reporting period was generally a good one for the financial markets. After languishing for much of 2004, stocks rallied late in the year. Once uncertainty over the presidential election was resolved, investors became more confident in the economic recovery. International stocks generally produced higher returns than U.S. stocks, due in part to the weakening U.S. dollar. Despite rising short-term interest rates, longer-term bonds also generally gained value as inflation remained contained, business conditions improved for corporate issuers and demand for U.S.Treasury securities was strong from overseas investors. The bond market’s performance over the reporting period defied conventional wisdom, which holds that bonds should lose value when interest rates rise.

We believe that the stock market’s fourth-quarter rally and the bond market’s unexpected strength amid rising interest rates provide good examples of why investors should resist the temptation to invest based on current market performance. Instead, we believe that most investors should remain broadly diversified across markets, asset classes and individual securities. Over the long run, a broadly diversified portfolio can help investors participate in any market gains while providing a measure of protection from shorter-term market volatility.

Thank you for your continued confidence and support.

DISCUSSION OF
FUND PERFORMANCE

Eric N. Gutterson, CFA, Portfolio Manager

How did Mellon Bond Fund perform relative to
its benchmark?

For the six-month period ended February 28, 2005, the fund’s Class M shares achieved a total return of 0.96%, and its Investor shares achieved a total return of 0.76% .1 In comparison, the Lehman Brothers U.S. Aggregate Index, the fund’s benchmark, achieved a total return of 1.26% for the same period.2

Despite rising short-term interest rates throughout the reporting period, longer-term bond prices fell only slightly as investors’ inflation expectations remained benign and investor demand was strong. The fund produced lower returns than its benchmark, primarily due to an average duration — a measure of sensitivity to changing interest rates — that was shorter than the benchmark, preventing the fund from participating fully in the relative strength of longer-term securities.

What is the fund’s investment approach?

Effective December 31, 2004, the fund changed the way it describes its investment objective, which is to seek total return (consisting of capital appreciation and current income).To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. Treasury and government agency bonds, corporate bonds, mortgage-related securities and foreign corporate and government bonds. The fund’s investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio duration will not exceed eight years.

What other factors influenced the fund’s
performance?

The fund and bond market were influenced during the reporting period by changes in the Federal Reserve Board’s (the “Fed”) monetary policy, which included several increases in short-term interest rates. Historically, bonds across the full maturity range have tended to lose value when short-term rates rise. The reporting period proved to be an exception, with most intermediate-term bond prices changing little,and with shorter-term issues declining only modestly in value.

We attribute the market’s unusual behavior partly to robust investor demand for U.S. Treasury securities, especially from central banks in Asia, which helped support bond prices. In addition, investors’ expectations of future inflation remained surprisingly benign in the recovering U.S. economy. During past recoveries, investors typically have grown concerned that an acceleration of inflation might erode the value of future interest and principal payments, causing bond prices to fall. Despite rising commodity prices and stronger U.S. labor markets during the reporting period, the bond market appears to have not yet factored rising inflation expectations, if any, into bond prices.

Although the fund’s relatively short average duration helped it avoid the full brunt of periodic market declines early in the reporting period, it limited the fund from participating fully in subsequent rallies. To achieve its average duration, we employed a “barbell” strategy for much of the reporting period in which longer-maturity bonds were balanced by securities with very short maturities. This strategy, however, detracted from the fund’s performance when, despite yield differences between longer and shorter-term

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

bonds narrowing as anticipated, intermediate-term bonds unexpectedly produced some of the bond market’s stronger returns.

Strong security selections among corporate bonds, including above-average performance from holdings issued by companies in the cable television and media industries helped the fund’s performance, as did longer-term zero-coupon corporate bonds and shorter-term fixed-rate mortgages. As a result of narrower yield differences between higher-quality and lower-quality bonds during the reporting period, we reduced the fund’s exposure to lower-quality corporate bonds to a range that was roughly in line with that of the Index. Nonetheless more speculative corporate issues continued to produce higher returns than higher-rated bonds which hurt the fund’s returns overall. Similarly, our emphasis on short-term U.S. government agency securities and higher-coupon mortgage-backed securities held back the fund’s returns during the recent bond market rallies.

What is the fund’s current strategy?

Because yield differences between shorter- and longer-term securities already have narrowed considerably, the risk is rising that longer-term yields may begin to rise more steeply as the Fed continues to tighten monetary policy.Accordingly, as of the end of the reporting period, we have continued to set the fund’s average duration in a range that is shorter than that of the Index. However, we have begun shifting gradually away from a “barbell” strategy toward a more curve-neutral one.We have also recently increased the fund’s exposure to mortgage-backed securities, which we believe still offer more attractive yields than comparable Treasuries.At the same time, we continue to employ a variety of risk management tools that help us monitor the fund’s performance and risk exposures relative to its benchmark.

March 15, 2005

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

4

DISCUSSION OF
FUND PERFORMANCE

Lawrence R. Dunn, CFA, Portfolio Manager

How did Mellon Intermediate Bond Fund
perform relative to its benchmark?

For the six-month period ended February 28, 2005, the fund’s Class M shares achieved a total return of –0.01%, and its Investor shares achieved a total return of –0.20% .1 In comparison, the Lehman Brothers Intermediate Government/Credit Bond Index (the “Index”), the fund’s benchmark, achieved a 0.25% total return for the same period.2

Despite rising short-term interest rates throughout the reporting period, intermediate-term bond prices fell only slightly as investors’ inflation expectations remained benign and investor demand was strong.The fund produced lower returns than its benchmark primarily due to an average duration — a measure of sensitivity to changing interest rates — that was shorter than industry averages, preventing the fund from participating fully in the relative strength of securities at the longer end of the intermediate-term range.

What is the fund’s investment approach?

Effective December 31, 2004, the fund changed the way it describes its investment objective, which is to seek total return (consisting of capital appreciation and current income).To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds and municipal bonds. The fund’s investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and its average effective portfolio duration will be between 2.5 and 5.5 years.

When managing the fund, we use a disciplined process to select securities and manage risk. We generally choose individual securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

What other factors influenced the fund’s
performance?

The fund was influenced during the reporting period by changes in the Federal Reserve Board’s (the “Fed”) monetary policy, which included several increases in short-term interest rates. Historically, bonds across the full maturity range have tended to lose value when short-term rates rise. The reporting period proved to be an exception, with most longer-term bond prices changing little, and with shorter-term municipal bonds declining only modestly in value.

We attribute the market’s unusual behavior partly to robust investor demand for U.S. Treasury securities, especially from central banks in Asia, which helped support bond prices. In addition, investors’ expectations of future inflation remained surprisingly benign in the recovering U.S. economy. During past recoveries, investors typically have grown concerned that an acceleration of inflation might erode the value of future interest and principal payments, causing bond prices to fall. Despite rising commodity prices and stronger U.S. labor markets during the reporting period, the bond market appears to have not yet factored rising inflation expectations, if any, into bond prices.

Although the fund’s relatively short average duration helped it avoid the full brunt of periodic market declines early in the reporting period, it somewhat prevented the fund from participating fully in subsequent rallies. In addition, yield differences, or

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

“spreads,” between longer- and shorter-term bonds unexpectedly narrowed beyond historical norms at a time in which we positioned the fund for higher spreads.

Yield spreads between higher-quality and lower-quality bonds also narrowed during the reporting period, so we reduced the fund’s exposure to lower-quality corporate bonds. However, more speculative corporate issues continued to produce higher returns than higher-rated bonds. Similarly, the fund’s underweight position in mortgage-backed securities held back the fund’s returns.

These negative factors were partially offset by strong security selections among corporate bonds, including above-average performance from higher-quality bonds issued by companies in the cable television and media industries.

What is the fund’s current strategy?

Because yield differences between shorter- and longer-term securities already have narrowed considerably, it seems to us that longer-term yields may begin to rise more steeply as the Fed continues to tighten monetary policy.Accordingly, as of the end of the reporting period, we have continued to set the fund’s average duration in a range that is slightly shorter than that of the Index.We also recently have de-emphasized U.S.Treasury securities in favor of U.S. government agency securities and mortgage-backed securities, which we believe have offered more attractive yields than comparable Treasuries. At the same time, we have continued to employ a variety of risk management tools that help us monitor the fund’s performance and risk exposures relative to its benchmark.

March 15, 2005

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Intermediate Government/Credit Bond Index is a widely accepted, unmanaged index of government and corporate bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1-10 years.

6

DISCUSSION OF
FUND PERFORMANCE

Lawrence R. Dunn, CFA, Portfolio Manager

How did Mellon Short-Term U.S. Government
Securities Fund perform relative to its
benchmark?

For the six-month period ended February 28, 2005, the fund’s Class M shares achieved a total return of –0.19%, and its Investor shares achieved a total return of –0.29% .1 In comparison, the Lehman Brothers 1-3 Year U.S. Government Index (the “Index”), the fund’s benchmark, achieved a total return of –0.25% for the same period.2

Despite rising short-term interest rates throughout the reporting period, most short-term bond prices fell only moderately as investors’ inflation expectations remained benign and investor demand was strong.The fund produced returns that were in line with its benchmark, primarily due to an average duration — a measure of sensitivity to changing interest rates — that was modestly shorter than industry averages.

What is the fund’s investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements. The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and its average effective portfolio duration will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify what we believe are potentially profitable sectors before they are widely perceived by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

What other factors influenced the fund’s
performance?

The fund was influenced during the reporting period by changes in the Federal Reserve Board’s (the “Fed”) monetary policy, which included several increases in short-term interest rates. Historically, bonds across the full maturity spectrum have tended to lose value when short-term rates rise. The reporting period proved to be an exception, with most intermediate-and longer-term bond prices changing little, and with shorter-term bonds declining only modestly in value.

We attribute the market’s unusual behavior partly to robust investor demand for U.S. Treasury securities, especially from central banks in Asia, which helped support bond prices. In addition, investors’ expectations of future inflation remained surprisingly benign in the recovering U.S. economy. During past recoveries, investors typically have grown concerned that an acceleration of inflation might erode the value of future interest and principal payments, causing bond prices to fall. Despite rising commodity prices and stronger U.S. labor markets during the reporting period, the bond market appears to have not yet factored rising inflation expectations, if any, into bond prices.

The Funds 7

DISCUSSION OF FUND PERFORMANCE (continued)

Although the fund’s relatively short average duration helped it avoid the full brunt of periodic market declines during the reporting period, it somewhat prevented the fund from participating fully in subsequent rallies. This positioning was partially offset however by strong results from the fund’s holdings of U.S. government agency debentures, which provided higher yields than comparable Treasury securities and comprised approximately one-third of the fund’s holdings as of the close of the reporting period. In addition, the fund’s holdings of mortgage-backed securities benefited its performance relative to the benchmark, which typically contains no mortgage-backed securities.

What is the fund’s current strategy?

Because most analysts expect the Fed to tighten monetary policy further in the recovering U.S. economy, we have continued to set the fund’s average duration in a range that is slightly shorter than that of the Index. We also have continued to de-emphasize U.S. Treasury securities in favor of U.S. government agency securities and mortgage-backed securities. However, U.S. government agency securities currently appear fully valued to us, and we may begin to reduce the fund’s exposure to the sector. At the same time, we employ a variety of risk management tools to help us monitor the fund’s performance and risk exposures relative to its benchmark.

March 15, 2005

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LEHMAN BROTHERS — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 1-3 Year U.S. Government Index is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of 1-3 years.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each Mellon Fixed Income Fund from September 1, 2004 to February 28, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2005
	Class M Shares	Investor Shares

Mellon Bond Fund
Expenses paid per $1,000 †	$2.79	$4.03
Ending value (after expenses)	$1,009.60	$1,007.60
Mellon Intermediate Bond Fund
Expenses paid per $1,000 †	$2.83	$3.91
Ending value (after expenses)	$999.90	$998.00
Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000 †	$2.68	$3.91
Ending value (after expenses)	$998.10	$997.10

C O M PA R I N G YO U R F U N D ’ S E X P E N S E S W I T H T H O S E O F O T H E R F U N D S ( U n a u d i t e d )

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2005
	Class M Shares	Investor Shares

Mellon Bond Fund
Expenses paid per $1,000 †	$ 2.81	$ 4.06
Ending value (after expenses)	$1,022.02	$1,020.78
Mellon Intermediate Bond Fund
Expenses paid per $1,000 †	$ 2.86	$ 3.96
Ending value (after expenses)	$1,021.97	$1,020.88
Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000 †	$ 2.71	$ 3.96
Ending value (after expenses)	$1,022.12	$1,020.88

† Expenses are equal to the Mellon Bond Fund annualized expense ratio of .56% for Class M and .81% for Investor shares, Mellon Intermediate Bond Fund .57% for Class M and .79% for Investor shares and Mellon Short-Term U.S. Government Securities Fund .54% for Class M and .79% for Investor shares, multiplied by the respective fund’s average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Funds 9

STATEMENT OF INVESTMENTS
February 28, 2005 (Unaudited)

Mellon Bond Fund

	Principal				Principal
Bonds and Notes—96.3%	Amount ($)		Value ($)		Amount ($)	Value ($)

Asset-Backed Ctfs.—				Bank & Finance (continued)
Automobile Receivables—1.0%				J.P.Morgan,
Harley-Davidson Motorcycle				Sub. Notes, 6.25, 2009	1,800,000	1,914,865
Trust, Ser. 2003-4,				KfW,
Cl. A2, 2.69%, 2011	4,650,000		4,573,444	Gtd. Global Notes,
Honda Auto Receivables				(Gtd. By Federal Rep.
Owner Trust, Ser. 2004-3,				of Germany), 3.75%, 2008	7,530,000 [a]	7,516,597
Cl A4, 3.28%, 2010	3,820,000		3,721,277	Landwirtschaftliche Rentenbank,
			8,294,721	Gtd. Global Notes, (Gtd. By
Asset-Backed Ctfs.—				Bundes Republik Deutschland),
Credit Cards—1.3%				3.25%, 2007	6,555,000	6,419,259
Bank One Issuance Trust,				Lehman Brothers,
Ser. 2003-03,				Notes, 7%, 2008	2,000,000	2,151,796
Cl. C3, 4.77%, 2016	11,000,000		10,677,344	Merrill Lynch & Co,
Auto Manufacturing—.4%				Notes, 4.125%, 2009	3,250,000	3,207,935
Ford Motor,				Morgan Stanley,
Notes, 7.45%, 2031	1,345,000	[a]	1,300,494	Sub. Notes, 4.75%, 2014	8,300,000	8,095,405
General Motors,				Wells Fargo & Co.:
Sr. Debs, 8.375%, 2033	1,700,000	[a]	1,674,384	Notes, 3.12%, 2008	2,425,000	2,351,268
			2,974,878	Sr. Notes, 5.125%, 2007	2,400,000	2,455,200
Bank & Finance—10.7%						88,668,768
AXA Financial,				Collateralized Mortgage
Sr. Notes, 7.75%, 2010	5,650,000		6,490,528	Obligations—1.2%
American Express,				ABN Amro Mortgage,
Notes, 4.75%, 2009	3,000,000	[a]	3,051,192	Ser. 2002-1A, Cl. M,
				5.639%, 2032	1,492,465 [b]	1,514,062
Bank of America,
Sr. Notes, 5.875%, 2009	6,585,000		6,959,489	Federal Home Loan Mortgage Corp.,
				Multiclass Mortgage Participation
Bear Stearns Cos.,				Ctfs., REMIC, Ser. 1660,
Notes, 4.5%, 2010	2,000,000		1,995,898	Cl. H, 6.50%, 1/15/2009	3,231,612	3,326,459
CIT,				Federal National Mortgage
Sr. Debs., 5.875%, 2008	4,800,000		5,034,792	Association:
Caterpillar Financial Services,				REMIC Trust, Pass-Through Ctfs.:
Notes, 3.625%, 2007	5,825,000		5,754,267	Ser. 1992-18, Cl. HC,
Citigroup:				7.5%, 3/25/2007	456,654	468,870
Sr. Notes, 6.2%, 2009	1,825,000		1,952,301	(Interest Only Obligation)
Sub. Notes, 6.625%, 2032	1,900,000		2,174,875	Ser. 333, Cl. 2,
Countrywide Home Loans,				5.5%, 3/1/2033	9,057,007 [c]	2,021,883
Notes, 3.25%, 2008	6,165,000		5,962,843	Washington Mutual Mortgage
Ford Motor Credit,				Securities, Ser. 2003-S4,
Sr. Notes, 5.8%, 2009	1,265,000		1,264,763	Cl. 4A1, 4%, 2032	2,466,736	2,463,469
GMAC,						9,794,743
Sr. Notes, 5.85%, 2009	6,500,000	[a]	6,446,297	Commercial Mortgage
General Electric Capital,				Pass-Through Ctfs.—1.4%
Notes, Ser. A, 6.75%, 2032	900,000		1,063,760	Asset Securitization,
Goldman Sachs,				Ser.1995-MD IV,
Notes, 4.75%, 2013	6,500,000		6,405,438	Cl. A-1, 7.10%, 2029	2,338,801	2,399,467

10

Mellon Bond Fund (continued)

	Principal				Principal
Bonds and Notes (continued)	Amount ($)		Value ($)		Amount ($)	Value ($)

Commercial Mortgage				Media &
Pass-Through Ctfs. (continued)				Telecommunications (continued)
GS Mortgage Securities II,				News America,
Ser. 1998-GLII, Cl. A-2,				Notes, 7.75%, 2045	3,500,000	4,311,069
6.562%, 2031	8,750,000		9,249,450	Sprint Capital,
			11,648,917	Sr. Notes, 6.125%, 2008	4,800,000	5,067,773
Foreign Governmental—3.0%				Time Warner,
Mexico Government,				Debs., 6.95%, 2028	8,350,000	9,462,554
Notes, 6.625%, 2015	8,000,000		8,592,000	Univision Communications,
Province of Ontario:				Sr. Notes, 3.5%, 2007	9,400,000	9,186,479
Notes, 5.125%, 2012	3,500,000		3,661,696	Verizon New York,
Sr. Bonds, 5.5%, 2008	4,000,000	[a]	4,181,748	Debs., Ser. B, 7.375%, 2032	4,500,000 [a]	5,214,240
Province of Quebec,				Verizon Virginia,
Notes, 5%, 2009	5,400,000	[a]	5,561,957	Debs., Ser. A, 4.625%, 2013	1,625,000	1,577,321
Republic of Italy,				Vodafone,
Notes, 3.25%, 2009	2,930,000		2,807,368	Notes, 7.75%, 2010	8,105,000	9,281,311
			24,804,769			61,076,016
Industrial—3.2%				Real Estate
Canadian National Railway,				Investment Trust—.9%
Notes, 4.25%, 2009	2,600,000		2,582,372	Liberty Property,
Conoco Funding,				Sr. Notes, 7.25%, 2011	2,025,000	2,259,954
Sr. Notes, 3.625%, 2007	4,000,000		3,952,444	Mack-Cali Realty,
ConocoPhillips				Notes, 7.75%, 2011	4,775,000	5,445,544
Notes, 7.25%, 2031	1,150,000		1,441,787			7,705,498
EI du Pont de Nemours & Co.,				Retail—.4%
Notes, 4.125%, 2010	2,100,000		2,079,076	Wal-Mart Stores,
Emerson Electric,				Sr. Notes, 6.875%, 2009	2,975,000	3,281,261
Notes, 5%, 2014	4,290,000		4,344,346
Federated Department Stores,				U.S. Government—15.2%
Notes, 6.3%, 2009	4,000,000		4,264,572	U.S. Treasury Bonds,
IBM:				5.375%, 2/15/2031	39,065,000	42,965,250
Debs., 7%, 2025	2,000,000		2,407,966	U.S. Treasury Notes:
Notes, 4.375%, 2009	3,000,000		3,008,733	3.375%, 9/15/2009	2,125,000 [a]	2,072,374
Weyerhaeuser,				3.375%, 10/15/2009	9,425,000 [a]	9,183,861
Debs., 6.875%, 2033	2,000,000		2,279,568	4%, 11/15/2012	9,480,000 [a]	9,339,222
				4%, 2/15/2015	10,600,000 [a]	10,298,568
			26,360,864	4.25%, 11/15/2014	9,400,000 [a]	9,313,717
Media &				4.375%, 5/15/2007	28,125,000 [a]	28,574,156
Telecommunications—7.3%				6%, 8/15/2009	7,925,000 [a]	8,585,866
America Movil SA de CV,				6.5%, 10/15/2006	5,850,000 [a]	6,126,003
Notes, 6.375%, 2035	7,250,000		7,101,984			126,459,017
Bell Atlantic,				U.S. Government
Notes, 7.6%, 2007	750,000		800,731	Agencies—11.1%
Comcast Cable Communications:				Federal Farm Credit Bank:
Bonds, 7.05%, 2033	2,395,000		2,795,283	Bonds, 3%, 12/17/2007	4,570,000	4,473,230
Notes, 6.2%, 2008	1,000,000		1,061,467	Bonds, 3.25%, 6/15/2007	6,980,000	6,892,199
Sr. Notes, 6.875%, 2009	4,775,000		5,215,804

The Funds 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon Bond Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

U.S. Government Agencies (continued)			U.S. Government Agencies/
Federal Home Loan Banks:			Mortgage-Backed (continued)
Bonds, 2.75%, 12/15/2006	5,745,000	5,661,066	Federal National Mortgage
Bonds, 3.625%, 1/15/2008	5,570,000	5,532,921	Association (continued):
Bonds, 3.625%, 5/15/2008	365,000	361,309	6%	29,430,000 [d,e]	30,193,120
Bonds, 3.875%, 2/15/2008	6,040,000	6,026,307	6%, 10/1/2032	397,977	408,548
Bonds, Ser. BZ08,			6.5%, 3/1/2017-9/1/2032	16,811,878	17,552,708
3.625%, 11/14/2008	7,470,000	7,371,986	7%, 6/1/2009-6/1/2032	6,205,235	6,537,453
Bonds, Ser. S107,			7.5%, 7/1/2032	1,799,717	1,925,121
3.75%, 8/15/2007	1,920,000	1,912,954	8%, 7/1/2007-2/1/2013	1,710,141	1,788,640
Federal Home Loan Mortgage Corp.:			Government National
Notes, 3.25%, 11/2/2007	3,445,000	3,391,665	Mortgage Association I:
Notes, 3.3%, 9/14/2007	6,375,000	6,293,400	6%, 10/15/2008-10/15/2033	7,783,868	8,050,216
Notes, 3.375%, 8/23/2007	5,755,000	5,686,516	6.5%, 2/15/2024-8/15/2034	14,337,989	15,072,939
Notes, 3.75%, 8/3/2007	5,225,000	5,208,343	7%, 5/15/2023-12/15/2023	1,972,243	2,101,050
Notes, 4.375%, 1/25/2010	6,570,000	6,568,811	7.5%, 3/15/2027	1,108,279	1,192,786
Notes, 4.75%, 12/8/2010	6,970,000	6,976,063	8%, 5/15/2007-9/15/2008	2,561,641	2,629,692
Federal National			9%, 12/15/2009	2,122,757	2,236,175
Mortgage Association:			Government National
Notes, 3.125%, 12/15/2007	6,105,000	5,977,173	Mortgage Association II,
Notes, 3.8%, 1/18/2008	4,995,000	4,959,550	6.5%, 4/20/2031	885,125	926,610
Notes, 4%, 12/15/2008	7,590,000	7,531,443			313,880,154
Tennessee Valley Authority,			Utilities—1.4%
Bonds, Ser. A,			FPL Group Capital,
5.625%, 1/18/2011	1,450,000	1,536,382	Debs., 6.125%, 2007	6,800,000	7,094,672
		92,361,318	Southern California Edison,
U.S. Government Agencies/			First Mortgage, 4.65%, 2015	4,200,000	4,096,252
Mortgage-Backed—37.8%			Virginia Electric and Power,
Federal Home Loan Mortgage Corp.:			Notes, 4.5%, 2010	800,000	795,526
4.078%, 7/1/2031	933,692 [b]	957,016			11,986,450
4.5%, 6/1/2018	13,165,327	13,037,755
5%, 10/1/2018	10,762,808	10,860,319	Total Bonds and Notes
5.5%	20,875,000 [d,e]	21,077,237	(cost $795,188,446)		799,974,718

5.5%, 9/1/2006-12/1/2032	18,941,296	19,427,889
6%, 7/1/2017-7/1/2034	5,776,358	6,002,143	Short-Term Investments—10.9%

6.5%, 8/1/2031-7/1/2032	3,368,267	3,510,340
7%, 4/1/2032	1,132,708	1,195,007	Repurchase Agreements—2.7%
8.5%, 6/1/2018	3,919,416	4,266,009	JPMorgan Chase & Co., 2.55%,
Federal National			dated 2/28/2005, due
Mortgage Association:			3/1/2005 in the amount of
4.5%, 6/1/2019	11,521,673	11,390,238	22,386,586 (fully
5%	16,250,000 [d,e]	16,361,637	collateralized by $22,901,000
5%, 5/1/2019-7/1/2034	86,421,223	86,030,273	U.S. Treasury Bills, 4/14/2005
5.5%, 2/1/2033-7/1/2034	28,866,055	29,149,233	value $22,832,297)	22,385,000	22,385,000

12

Mellon Bond Fund (continued)

Short-Term	Principal		Investment of Cash Collateral
Investments (continued)	Amount ($)	Value ($)	for Securities Loaned—10.4%	Shares	Value ($)

U.S. Government Agency—8.2%			Registered Investment Company;
Federal Home Loan Banks:			Dreyfus Institutional Cash
2.38%, 3/19/2004	13,583,000	13,571,326	Advantage Plus Fund
2.42%, 3/15/2004	21,334,000	21,315,356	(cost $86,383,306)	86,383,306 [f]	86,383,306

Federal National
Mortgage Association:			Total Investments
2.28%, 3/19/2004	16,887,000	16,872,243	(cost $972,235,890)	117.6%	977,022,161
2.42%, 3/22/2004	16,538,000	16,520,212	Liabilities, Less Cash
		68,279,137	and Receivables	(17.6%)	(146,434,096)
Total Short-Term Investments			Net Assets	100.0%	830,588,065
(cost $90,664,138)		90,664,137

[a] All or a portion of these securities are on loan.At February 28, 2005 the total market value of the fund’s securities on loan is $86,899,714 and the total market value of the collateral held by the fund is $90,107,132, consisting of cash collateral of $86,383,306 and U.S. Governement debt valued at $3,723,826.
[b] Variable rate security—interest rate subject to periodic change.
[c] Notional face amount shown.
[d] Purchased on a forward commitment basis.
[e] Securities acquired under mortgage dollar roll agreement (Note 4).
[f] Investments in affiliated money market mutual funds.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Governments/Agencies Securities	64.1	Mortgage/Asset Backed Securities	4.9
Corporate Bonds/ Notes	24.3	Foreign Government Securities	3.0
Short-Term/Money Market Investments	21.3		117.6

† Based on net assets.
See notes to financial statements.

The Funds 13

STATEMENT OF INVESTMENTS February 28, 2005 (Unaudited)
Mellon Intermediate Bond Fund

	Principal			Principal
Bonds and Notes—97.6%	Amount ($)	Value ($)		Amount ($)	Value ($)

Asset-Backed-Ctfs.-			Bank & Finance (continued)
Automotive Receivables—.8%			Household Finance,
Harley-Davidson Motorcycle			Notes, 4.75%, 2013	5,400,000	5,335,070
Trust, Ser. 2003-4,			KfW,
Cl. A2, 2.69%, 2011	2,470,000	2,429,334	Gtd. Global Notes,
Honda Auto Receivables			(Gtd. by Federal Rep. of
Owner Trust, Ser. 2004-3,			Germany), 3.75%, 2008	9,470,000	9,453,143
Cl A4, 3.28%, 2/18/10	2,030,000	1,977,538	Landwirtschaftliche Rentenbank,
		4,406,872	Gtd. Global Notes,
Asset-Backed Ctfs.-Credit Cards—.8%			(Gtd. by Bundes Republik
Bank One Issuance Trust, Ser.			Deutschland), 3.25%, 2007	8,320,000	8,147,709
2003-03, Cl. C3, 4.77%, 2016	4,275,000	4,149,604	Lehman Brothers,
Asset-Backed Ctfs.-Other—.4%			Notes, 7%, 2008	1,680,000	1,807,509
John Deere Owner Trust,			Merrill Lynch & Co.,
Ser. 2004-A,			Notes, 4.125%, 2009	6,700,000	6,613,282
Cl. A4, 3.02%, 2011	2,245,000	2,193,440	Morgan Stanley:
Bank & Finance—21.6%			Bonds, 5.8%, 2007	5,000,000	5,179,345
AXA Financial,			Sub. Notes, 4.75%, 2014	2,275,000	2,218,921
Sr. Notes, 7.75%, 2010	3,625,000	4,164,277	US Bank,
American Express,			Notes, 2.87%, 2007	4,000,000	3,931,108
Notes, 4.75%, 2009	2,000,000 [a]	2,034,128	Wachovia,
Bank of America,			Sub. Notes, 6.375%, 2009	4,000,000	4,285,520
Sr. Notes, 5.875%, 2009	3,500,000	3,699,045	Wells Fargo & Co.,
Bank of New York,			Notes, 3.12%, 2008	5,000,000	4,847,975
Sr. Notes, 3.625%, 2009	4,575,000	4,467,721			113,420,398
Bear Stearns & Cos.,			Collateralized Mortgage
Notes, 4.5%, 2010	2,100,000	2,095,693	Obligations—.7%
CIT,			ABN Amro Mortgage,
Debs., 5.875%, 2008	2,275,000	2,386,282	Ser. 2002-1A,
Caterpillar Financial Services,			Cl. M, 5.639%, 2032	621,860 [b]	630,859
Notes, 3.625%, 2007	5,700,000	5,630,785	Federal Home Loan Mortgage Corp.,
Citigroup,			Mulitclass Mortgage
Sr. Notes, 6.2%, 2009	4,400,000	4,706,918	Participation Ctfs., REMIC,
			Ser. 2134, Cl. PM,
Countrywide Home Loans,			5.5%, 3/15/2014	3,090,330	3,165,394
Notes, 3.25%, 2008	4,630,000	4,478,178
Fifth Third Bancorp,					3,796,253
Notes, 3.375%, 2008	2,800,000	2,726,388	Commercial Mortgage
Ford Motor Credit,			Pass-Through Ctfs.—.9%
Notes, 6.75%, 2008	8,000,000	8,200,496	GS Mortgage Securities II,
GMAC:			Ser. 1998-GLII,
Notes, 6.125%, 2007	4,000,000 [a]	4,075,692	Cl. A-2, 6.562%, 2031	4,250,000	4,492,590
Sr. Notes, 5.85%, 2009	1,500,000	1,487,607	Food & Beverages—.6%
General Electric Capital,			Anheuser-Busch,
Notes, Ser. A, 3.125%, 2009	5,885,000 [a]	5,630,968	Sr. Notes, 6%, 2011	3,150,000	3,376,554
Goldman Sachs:			Foreign Government—3.1%
Notes, 4.75%, 2013	2,375,000	2,340,449	Mexico Government,
Notes, 6.65%, 2009	3,200,000	3,476,189	Notes, 6.625%, 2015	5,725,000	6,148,650

14

Mellon Intermediate Bond Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Foreign Government (continued)			Retail—.9%
Province of Ontario,			Wal-Mart Stores,
Notes, 5.125%, 2012	2,200,000	2,301,638	Sr. Notes, 6.875%, 2009	4,500,000	4,963,253
Province of Quebec,			Technology—1.0%
Notes, 5%, 2009	5,000,000 [a]	5,149,960	IBM,
Republic of Italy,			Notes, 4.375%, 2009	5,000,000	5,014,555
Notes, 3.25%, 2009	2,675,000	2,563,041	U.S. Government—26.0%
		16,163,289	U.S. Treasury Notes:
Health Care—.3%			3.5%, 11/15/2009	13,515,000 [a]	13,243,078
Johnson & Johnson,			4%, 2/15/2015	3,600,000 [a]	3,497,627
Debs, 3.8%, 5/15/2013	1,400,000	1,325,512	4.25%, 11/15/2014	7,510,000 [a]	7,441,066
Industrials—2.2%			4.375%, 5/15/2007	30,500,000 [a]	30,987,085
Conoco Funding:			5.5%, 2/15/2008	36,025,000 [a]	37,800,672
Notes, 6.35%, 2011	1,825,000	2,013,499	6.5%, 10/15/2006	41,415,000 [a]	43,368,960
Sr. Notes, 3.625%, 2007	4,400,000	4,347,688			136,338,488
EI du Pont de Nemours& Co.,			U.S. Government Agencies—26.4%
Notes, 4.125%, 2010	3,175,000	3,143,364	Federal Farm Credit Banks:
Federated Department Stores,			Bonds, 2.125%, 7/17/2006	7,700,000	7,553,169
Notes, 6.3%, 2009	1,750,000	1,865,750	Bonds, 2.375%, 10/2/2006	4,770,000	4,678,631
			Bonds, 3%, 12/17/2007	5,760,000	5,638,032
		11,370,301	Bonds, 3.25%, 6/15/2007	4,530,000	4,473,017
Media & Telecommunications—6.7%
			Federal Home Loan Banks:
AOL Time Warner,			Bonds, 2.1%, 10/13/2006	7,875,000	7,689,174
Notes, 6.875%, 2012	4,275,000	4,797,499	Bonds, 2.75%, 12/15/2006	8,965,000	8,834,021
Comcast Cable Communications:			Bonds, 3.625%, 1/15/2008	7,080,000	7,032,868
Sr. Notes, 6.5%, 2015	2,225,000	2,454,188	Bonds, Ser. BZ08,
Sr. Notes, 6.875%, 2009	1,950,000	2,130,014	3.625%, 11/14/2008	7,400,000	7,302,904
News America,			Bonds, Ser. S107,
Sr. Notes, 4.7%, 2010	4,115,000	4,131,555	3.75%, 8/15/2007	6,990,000	6,964,347
Sprint Capital:			3.875%, 2/15/2008	7,485,000	7,468,032
Notes, 8.375%, 2012	3,000,000	3,595,293	Bonds, Ser. QP06,
Sr. Notes, 6.125%, 2008	2,250,000	2,375,519	4.125%, 11/15/2006	7,870,000	7,927,994
Univision Communications,			Federal Home Loan Mortgage Corp.:
Sr. Notes, 3.5%, 2007	4,965,000	4,852,220	Notes, 3.25%, 11/2/2007	1,545,000	1,521,080
			Notes, 3.3%, 9/14/2007	7,700,000	7,601,440
Verizon Virginia,			Notes, 3.375%, 8/23/2007	7,170,000	7,084,677
Debs., Ser. A, 4.625%, 2013	6,500,000	6,309,284	Notes, 3.75%, 8/3/2007	6,660,000	6,638,768
Vodafone,			Notes, 4.75%, 12/8/2010	4,485,000	4,488,902
Notes, 7.75%, 2010	4,000,000	4,580,536	Federal National Mortgage Association:
		35,226,108	Notes, 2.71%, 1/30/2007	3,685,000	3,615,059
Real Estate Investment Trust—1.4%			Notes, 2.81%, 9/28/2006	520,000	512,860
ERP Operating,			Notes, 3.125%, 12/15/2007	7,710,000	7,548,568
Notes, 4.75%, 2009	1,200,000	1,210,282	Notes, 3.375%, 5/15/2007	1,360,000	1,347,445
Liberty Property,			Notes, 3.55%, 2/16/2007	9,665,000	9,623,875
Sr. Notes, 7.25%, 2011	1,480,000	1,651,720	Notes, 3.8%, 1/18/2008	6,490,000	6,443,940
Mack-Cali Realty:			Notes, 4%, 12/15/2008	5,000,000	4,961,425
Notes, 7.25%, 2009	2,525,000	2,742,968	Tennessee Valley Authority, Bonds,
Notes, 7.75%, 2011	1,500,000	1,710,642	Ser. A, 5.625%, 1/18/2011	1,830,000	1,939,020
		7,315,612			138,889,248

The Funds 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon Intermediate Bond Fund (continued)

	Principal		Short-Term	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)	Investments—2.4%	Amount ($)	Value ($)

U.S. Government Agencies/			Repurchase Agreement—1.4%.
Mortgage-Backed—2.2%			JPMorgan Chase & Co.,
Federal Home Loan Mortgage Corp.:			2.55%, dated 02/28/2005
3.5%, 5/1/2008	1,367,235	1,339,890	due 3/1/2005 in the amount of
4.5%, 11/1/2007	1,614,322	1,625,912	$7,489,530. (fully collateralized
4.92%, 11/1/2032	1,379,856 [b]	1,414,409	by $7,704,000 U.S.
Federal National			Treasury Bills, 6/23/2005,
Mortgage Association:			value $7,637,746)	7,489,000	7,489,000
5%	5,220,000 [c]	5,255,861	U.S. Government Agencies—1.0%
5.5%, 6/1/2006	397,528	402,123	Federal National
7%, 6/1/2009	451,361	471,248	Mortgage Association,
Government National			2.42%, 3/17/2005	5,313,000	5,307,286
Mortgage Association I:			Total Short Term Investments
6.5%, 9/15/2013	812,094	860,308	(cost $12,796,286)		12,796,286

8%, 2/15/2008	389,587	401,882
		11,771,633	Investment of Cash Collateral
Utilities—1.6%			for Securities Loaned—25.7%	Shares	Value ($)

Alabama Power,			Registered Investment Company;
Sr. Notes, Cl. CC, 3.5%, 2007	3,675,000	3,620,684	Dreyfus Institutional
FPL Group Capital,			Cash Advantage Plus Fund
Debs., 6.125%, 2007	3,250,000	3,390,836	(cost $135,079,981) 135,079,981 [d]		135,079,981

Virginia Electric and Power,
Notes, 4.5%, 2010	1,225,000	1,218,150	Total Investments (cost $663,831,268)	125.7%	660,319,647
		8,229,670	Liabilities, Less Cash and Receivables	(25.7%)	(135,119,666)
Total Bonds and Notes			Net Assets	100.0%	525,199,981
(cost $515,955,001)		512,443,380

[a] All or a portion of these securities are on loan.At February 28, 2005, the total market value of the fund’s securities on loan is $142,378,218 and the total market value of the collateral held by the fund is $147,585,116, consisting of cash collateral of $135,079,981 and U.S Government debt valued at $12,505,135.
[b] Variable rate security—interest rate subject to periodic change.
[c] Purchased on a forward commitment basis.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Governments/Agencies Securities	54.6	Mortgages/Asset Backed Securities	3.6
Corporate Bonds/ Notes	36.3	Foreign Government Securities	3.1
Short-Term/Money Market Investments	28.1		125.7

† Based on net assets.
See notes to financial statements.

16

STATEMENT OF INVESTMENTS
February 28, 2005 (Unaudited)

Mellon Short-Term U.S. Government Securities Fund

	Principal			Principal
Bonds and Notes—97.6%	Amount ($)	Value ($)		Amount ($)	Value ($)

Collateralized Mortgage			U.S. Government
Obligations—.2%			Agencies (continued)
Federal Home Loan Mortgage Corp.,			Federal National
Multiclass Mortgage Participation			Mortgage Association:
Ctfs., REMIC, Ser. 2495,			Notes, 2.35%, 4/29/2006	1,335,000	1,317,800
Cl. UC, 5%, 7/15/2032	313,372	315,727	Notes, 2.5%, 5/12/2006	1,009,000	997,329
U.S. Government—41.4%			Notes, 2.71%, 1/30/2007	745,000	730,860
U.S. Treasury Notes:			Notes, 3%, 12/15/2006	1,000,000	987,947
3%, 11/15/2007	5,000,000 [a]	4,911,100	Notes, 3%, 3/2/2007	550,000	541,888
4.375%, 5/15/2007	12,470,000 [a]	12,669,145	Notes, 3.01%, 6/2/2006	2,000,000	1,982,930
5.625%, 2/15/2006	17,500,000 [a]	17,903,900	Notes, 3.05%, 4/20/2007	510,000	502,210
5.75%, 11/15/2005	16,000,000 [a]	16,296,160	Notes, 3.125%, 12/15/2007	2,645,000	2,589,619
6.5%, 10/15/2006	14,000,000 [a]	14,660,520	Notes, 3.5%, 12/28/2006	2,000,000	1,983,528
			Notes, 3.55%, 1/12/2007	3,545,000	3,533,078
		66,440,825	Notes, 3.55%, 2/16/2007	3,425,000	3,410,427
U.S. Government Agencies—44.0%			Notes, 3.8%, 1/18/2008	1,970,000	1,956,019
Federal Farm Credit Banks:			Notes, 5.15%, 5/3/2007	1,500,000	1,505,304
Bonds, 1.875%, 1/16/2007	2,000,000	1,933,304			70,580,816
Bonds, 2.125%, 7/17/2006	2,470,000	2,422,900	U.S. Government Agencies/
Bonds, 2.25%, 9/1/2006	1,000,000	980,499	Mortgage-Backed—12.0%
Bonds, 2.375%, 10/2/2006	1,425,000	1,397,704
Bonds, 3%, 12/17/2007	1,975,000	1,933,179	Federal Home Loan Mortgage Corp.:
Bonds, 3.25%, 6/15/2007	1,570,000	1,550,251	3.5%, 5/1/2008-9/1/2008	5,512,251	5,402,006
			4%, 2/1/2008-3/1/2010	4,967,761	4,960,612
Federal Home Loan Banks:			4.078%, 7/1/2031	95,763 [b]	98,155
Bonds, 2.1%, 10/13/2006	2,735,000	2,670,462	4.5%, 11/1/2007-5/1/2008	2,865,449	2,893,155
Bonds, 2.75%, 5/15/2006	895,000	887,250	4.92%, 11/1/2032	344,964 [b]	353,602
Bonds, 2.75%, 12/15/2006	3,065,000	3,020,220	5%, 3/1/2008-4/1/2009	462,457	470,060
Bonds, 2.95%, 9/14/2006	2,150,000	2,129,648
Bonds, 3.625%, 1/15/2008	2,280,000	2,264,822	Federal National
Bonds, 3.875%, 2/15/2008	2,270,000	2,264,854	Mortgage Association:
Bonds, Ser. QP06,			4.436%, 4/1/2032	185,349 [b]	192,029
4.125%, 11/15/2006	3,385,000	3,409,944	4.5%, 1/1/2010	437,245	438,609
Bonds, Ser. EY06,			4.697%, 6/1/2032	545,387 [b]	554,075
5.25%, 8/15/2006	690,000	706,359	4.734%, 5/1/2032	389,250 [b]	400,558
Bonds, Ser. S706,			4.992%, 3/1/2032	130,595 [b]	134,971
5.375%, 5/15/2006	1,605,000	1,640,377	5.081%, 5/1/2032	165,568 [b]	171,713
			5.5%, 6/1/2009	134,768	137,168
Federal Home Loan Mortgage Corp.:			5.501%, 6/1/2032	268,208 [b]	278,338
Notes, 2.14%, 2/24/2006	1,000,000	987,801	5.773%, 3/1/2032	64,754 [b]	65,921
Notes, 2.2%, 12/30/2005	1,220,000	1,209,107	5.83%, 6/1/2032	626,108 [b]	639,163
Notes, 2.25%, 2/17/2006	2,765,000	2,734,869
Notes, 3%, 4/25/2007	2,000,000	1,968,990	Government National
Notes, 3.25%, 11/2/2007	1,490,000	1,466,932	Mortgage Association I,
Notes, 3.3%, 9/14/2007	2,470,000	2,438,384	6%, 12/15/2008-4/15/2009	1,853,909	1,928,655
Notes, 3.375%, 8/23/2007	2,480,000	2,450,488			19,118,790
Notes, 3.75%, 8/3/2007	2,295,000	2,287,684	Total Bonds and Notes
Notes, 4.375%, 1/25/2010	2,770,000	2,769,499	(cost $158,630,849)		156,456,158
Notes, 5.25%, 1/15/2006	1,000,000	1,016,350

The Funds 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon Short-Term U.S. Government Securities Fund (continued)

	Principal		Investment of Cash Collateral
Short-Term Investments—1.7%	Amount ($)	Value ($)	for Securities Loaned—33.3%	Shares	Value ($)

Repurchase Agreements;			Registered Investment Company;
JP Morgan Chase & Co.,			Dreyfus Institutional
2.55%, dated 2/28/2005,			Cash Advantage Plus Fund
due 3/01/2005 in the amount of			(cost $53,313,893) 53,313,893 [c]		53,313,893

$2,771,196 (fully collateralized
by $2,851,000 U.S. Treasury			Total Investments (cost $214,715,742)	132.6%	212,541,051
Bills, 6/23/2005			Liabilities, Less Cash and Receivables	(32.6%)	(52,204,278)
value $2,826,481
(cost $2,771,000)	2,771,000	2,771,000	Net Assets	100.0%	160,336,773

[a] All or a portion of these securities are on loan.At February 28, 2005, the total market value of the fund’s securities on loan is $53,292,491 and the total market value of the collateral held by the fund is $55,092,173, consisting of cash collateral of $53,313,893 and U.S. Government debt valued at $1,778,280.
[b] Variable rate security—interest rate subject to periodic change.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

Value (%)

U.S. Government / Agencies Securities	97.6
Short-Term / Money Market Investments	35.0
132.6

† Based on net assets.
See notes to financial statements.

18

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2005 (Unaudited)

			Mellon
	Mellon	Mellon	Short-Term
	Bond	Intermediate	U.S. Government
	Fund	Bond Fund	Securities Fund

Assets ($):
Investments in securities—
See Statement of Investments †—Note 2(c)
(including securities loaned) ††—Note 2(b):
Unaffiliated issuers	890,638,855	525,239,666	159,227,158
Affiliated issuers	86,383,306	135,079,981	53,313,893
Cash	3,186,208	—	—
Receivable for investment securites sold	7,148,517	5,396,535	—
Dividend and interest receivable	6,233,084	5,345,220	1,391,324
Paydowns receivable	356,457	16,787	7,134
Receivable for shares of Beneficial Interest subscribed	211,756	1,223,173	33,945
Prepaid expenses	26,172	14,374	14,213
	994,184,355	672,315,736	213,987,667

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	272,395	169,366	47,639
Due to Administrator—Note 3(a)	86,870	54,775	17,091
Cash overdraft due to Custodian	—	679,745	249,461
Liability for securities loaned—Note 2(b)	86,383,306	135,079,981	53,313,893
Payable for open Mortgage Backed Dollar Rolls	67,132,697	—	—
Payable for investment securities purchased	9,615,699	10,764,996	—
Payable for shares of Beneficial Interest redeemed	85,965	347,802	7,000
Accrued expenses	19,358	19,090	15,810
	163,596,290	147,115,755	53,650,894

Net Assets ($)	830,588,065	525,199,981	160,336,773

Composition of Net Assets ($):
Paid-in capital	830,449,326	532,492,001	165,448,176
Accumulated distributions in
excess of investment income—net	(1,353,264)	(1,453,986)	(1,280,773)
Accumulated net realized gain (loss) on investments	(3,294,268)	(2,326,413)	(1,655,939)
Accumulated net unrealized appreciation
(depreciation) on investments	4,786,271	(3,511,621)	(2,174,691)

Net Assets ($)	830,588,065	525,199,981	160,336,773

Net Asset Value Per Share
Class M Shares
Net Assets ($)	827,773,478	524,765,299	160,325,538
Shares Outstanding	65,512,047	41,891,080	13,117,642
Net Asset Value Per Share ($)	12.64	12.53	12.22

Investor Shares
Net Assets ($)	2,814,587	434,682	11,235
Shares Outstanding	223,177	34,712	919.561
Net Asset Value Per Share ($)	12.61	12.52	12.22

† Investments at cost ($):
Unaffiliated issuers	885,852,584	528,751,287	161,401,849
Affiliated issuers	86,383,306	135,079,981	53,313,893
†† Value of securities loaned ($)	86,899,714	142,378,218	53,292,491

See notes to financial statements.

The Funds 19

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2005 (Unaudited)

			Mellon
	Mellon	Mellon	Short-Term
	Bond	Intermediate	U.S. Government
	Fund	Bond Fund	Securities Fund

Investment Income ($):
Income:
Interest	17,959,452	9,739,929	2,270,107
Income from securites lending	46,732	54,421	15,001
Total Income	18,006,184	9,794,350	2,285,108
Expenses:
Investment advisory fee—Note 3(a)	1,649,263	1,042,584	302,398
Administration fee—Note 3(a)	559,630	353,773	117,278
Custodian fees—Note 3(b)	34,303	22,138	11,196
Registration fees	16,094	16,226	11,761
Auditing fees	13,342	11,179	9,556
Legal fees	7,960	5,347	2,186
Trustees’ fees and expenses—Note 3(c)	7,511	10,233	4,341
Prospectus and shareholders’ reports	4,895	1,934	2,816
Shareholder servicing costs—Note 3(b)	4,385	918	102
Miscellaneous	13,711	5,919	4,675
Total Expenses	2,311,094	1,470,251	466,309
Investment Income—Net	15,695,090	8,324,099	1,818,799

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,520,189	491,158	(488,388)
Net unrealized appreciation (depreciation) on investments	(9,661,511)	(9,033,229)	(1,665,986)
Net Realized and Unrealized Gain (Loss) on Investments	(8,141,322)	(8,542,071)	(2,154,374)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,553,768	(217,972)	(335,575)

See notes to financial statements.

20

STATEMENT OF CHANGES IN NET ASSETS

	Mellon Bond Fund		Mellon Intermediate Bond Fund

	Six Months Ended		Six Months Ended
	February 28, 2005	Year Ended	February 28, 2005	Year Ended
	(Unaudited)	August 31, 2004	(Unaudited)	August 31, 2004

Operations ($):
Investment income—net	15,695,090	31,494,946	8,324,099	16,432,387
Net realized gain (loss) on investments	1,520,189	(133,402)	491,158	939,931
Net unrealized appreciation (depreciation) on investments	(9,661,511)	13,882,009	(9,033,229)	3,822,793
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,553,768	45,243,553	(217,972)	21,195,111

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(17,685,160)	(36,121,179)	(9,885,989)	(20,375,125)
Investor Shares	(61,402)	(157,181)	(7,704)	(34,773)
Net realized gain on investments:
Class M Shares	—	(17,018,671)	—	(9,166,862)
Investor Shares	—	(61,689)	—	(8,352)
Total Dividends	(17,746,562)	(53,358,720)	(9,893,693)	(29,585,112)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	77,188,137	103,772,972	60,595,179	140,283,197
Investor Shares	212,143	7,537,232	168,253	6,057,622
Dividends reinvested:
Class M Shares	1,678,805	14,963,476	783,772	8,032,347
Investor Shares	28,198	93,985	6,726	14,821
Cost of shares redeemed:
Class M Shares	(60,601,306)	(137,503,943)	(51,099,795)	(83,021,807)
Investor Shares	(456,987)	(8,341,659)	(187,172)	(5,859,825)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	18,048,990	(19,477,937)	10,266,963	65,506,355
Total Increase (Decrease) In Net Assets	7,856,196	(27,593,104)	155,298	57,116,354

Net Assets ($):
Beginning of Period	822,731,869	850,324,973	525,044,683	467,928,329
End of Period	830,588,065	822,731,869	525,199,981	525,044,683
Undistributed (distributions in excess of)
investment income—net	(1,353,264)	698,208	(1,453,986)	115,608

Capital Share Transactions (Shares):
Class M Shares
Shares sold	6,049,254	8,082,403	4,772,602	10,880,644
Shares issued for dividends reinvested	131,979	1,166,839	61,913	624,731
Shares redeemed	(4,754,181)	(10,693,762)	(4,022,674)	(6,483,796)
Net Increase (Decrease) in Shares Outstanding	1,427,052	(1,444,520)	811,841	5,021,579

Investor Shares
Shares sold	16,614	596,511	13,238	475,368
Shares issued for dividends reinvested	2,221	7,335	531	1,151
Shares redeemed	(35,939)	(662,727)	(14,697)	(464,298)
Net Increase (Decrease) in Shares Outstanding	(17,104)	(58,881)	(928)	12,221

See notes to financial statements.

The Funds 21

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Mellon Short-Term
	U.S. Government Securities Fund

	Six Months Ended
	February 28, 2004	Year Ended
	(Unaudited)	August 31, 2004

Operations ($):
Investment income—net	1,818,799	3,244,676
Net realized gain (loss) on investments	(488,388)	(296,064)
Net unrealized appreciation (depreciation) on investments	(1,665,986)	(247,165)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(335,575)	2,701,447

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(3,176,004)	(5,914,214)
Investor Shares	(195)	(4,708)
Net realized gain on investments:
Class M Shares	—	(198,147)
Investor Shares	—	(1)
Total Dividends	(3,176,199)	(6,117,070)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	40,213,507	104,633,452
Investor Shares	—	1,639,534
Dividends reinvested:
Class M Shares	424,301	1,064,461
Investor Shares	195	279
Cost of shares redeemed:
Class M Shares	(53,102,218)	(65,962,515)
Investor Shares	—	(1,619,458)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(12,464,215)	39,755,753
Total Increase (Decrease) In Net Assets	(15,975,989)	36,340,130

Net Assets ($):
Beginning of Period	176,312,762	139,972,632
End of Period	160,336,773	176,312,762
Undistributed (distributions in excess of)
investment income—net	(1,280,773)	76,627

Capital Share Transactions (Shares):
Class M Shares
Shares sold	3,247,840	8,281,381
Shares issued for dividends reinvested	34,389	84,550
Shares redeemed	(4,298,920)	(5,255,350)
Net Increase (Decrease) in Shares Outstanding	(1,016,691)	3,110,581

Investor Shares
Shares sold	—	130,906
Shares issued for dividends reinvested	16	22
Shares redeemed	—	(130,114)
Net Increase (Decrease) in Shares Outstanding	16	814

See notes to financial statements.

22

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund’s financial statements.

			Class M Shares

	Six Months Ended
	February 28, 2005		Year Ended August 31,

Mellon Bond Fund	(Unaudited)	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	12.79	12.92	12.95	13.15	12.50
Investment Operations:
Investment income—net	.24[d]	.49[d]	.56[d]	.67[d]	.70
Net realized and unrealized
gain (loss) on investments	(.12)	.21	.06	(.02)	.65
Total from Investment Operations	.12	.70	.62	.65	1.35
Distributions:
Dividends from investment income—net	(.27)	(.56)	(.62)	(.69)	(.70)
Dividends from net realized gain on investments	—	(.27)	(.03)	(.16)	—
Total Distributions	(.27)	(.83)	(.65)	(.85)	(.70)
Net asset value, end of period	12.64	12.79	12.92	12.95	13.15

Total Return (%)	.96[e]	5.63	4.73	5.11	11.05[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56[f]	.56	.57	.57	.58[f]
Ratio of net expenses to average net assets	.56[f]	.56	.55	.55	.56[f]
Ratio of net investment income
to average net assets	3.81[f]	3.79	4.30	5.19	5.96[f]
Portfolio Turnover Rate	60.97[e,g]	133.00[g]	134.12	163.78	120.55[e]

Net Assets, end of period ($ x 1,000)	827,773	819,664	846,464	966,170	675,666

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended
August 31, 2002 was to decrease net investment income per share by $.02, increase net realized and unrealizd gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.32% to 5.19%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001. Effective July 11, 2001, shares of the fund were redesignated as MPAM shares and the fund commenced selling Investor shares.
[d] Based on average shares outstanding at each month end.
[e] Not annualized.
[f] Annualized.
[g] The portfolio turnover rate excluding mortgage dollar roll transactions for the periods ended February 28, 2005 and August 31, 2004, were 43.61% and 106.10%, respectively.
See notes to financial statements.

The Funds 23

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

	Six Months Ended
	February 28, 2005		Year Ended August 31,

Mellon Bond Fund	(Unaudited)	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	12.77	12.90	12.94	13.15	12.94
Investment Operations:
Investment income—net	.23[c]	.50[c]	.54[c]	.63[c]	.10
Net realized and unrealized
gain (loss) on investments	(.13)	.17	.04	(.02)	.23
Total from Investment Operations	.10	.67	.58	.61	.33
Distributions:
Dividends from investment income—net	(.26)	(.53)	(.59)	(.66)	(.12)
Dividends from net realized gain on investments	—	(.27)	(.03)	(.16)	—
Total Distributions	(.26)	(.80)	(.62)	(.82)	(.12)
Net asset value, end of period	12.61	12.77	12.90	12.94	13.15

Total Return (%)	.76[d]	5.29	4.48	4.73	2.54[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81[e]	.81	.82	.82	1.34[e]
Ratio of net expenses to average net assets	.81[e]	.81	.80	.80	.81[e]
Ratio of net investment income
to average net assets	3.56[e]	3.52	4.11	4.96	6.03[e]
Portfolio Turnover Rate	60.97[d,f]	133.00[f]	134.12	163.78	120.55[d]

Net Assets, end of period ($ x 1,000)	2,815	3,068	3,861	3,693	957

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended
August 31, 2002 was to decrease net investment income per share by $.02, increase net realized and unrealizd gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.08% to 4.96%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
[e] Annualized.
[f] The portfolio turnover rate excluding mortgage dollar roll transactions for the periods ended February 28, 2005 and August 31, 2004, were 43.61% and 106.10%, respectively.
See notes to financial statements.

24

			Class M Shares

	Six Months Ended
	February 28, 2005		Year Ended August 31,

Mellon Intermediate Bond Fund	(Unaudited)	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	12.77	12.97	13.04	13.08	12.50
Investment Operations:
Investment income—net	.20[d]	.42[d]	.51[d]	.62[d]	.68
Net realized and unrealized
gain (loss) on investments	(.20)	.14	.11	.15	.58
Total from Investment Operations	—	.56	.62	.77	1.26
Distributions:
Dividends from investment income—net	(.24)	(.52)	(.59)	(.67)	(.68)
Dividends from net realized gain on investments	—	(.24)	(.10)	(.14)	—
Total Distributions	(.24)	(.76)	(.69)	(.81)	(.68)
Net asset value, end of period	12.53	12.77	12.97	13.04	13.08

Total Return (%)	(.01)[e]	4.45	4.77	6.09	10.29[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57[f]	.57	.57	.58	.59[f]
Ratio of net expenses to average net assets	.57[f]	.57	.56	.56	.56[f]
Ratio of net investment income
to average net assets	3.20[f]	3.26	3.88	4.81	5.77[f]
Portfolio Turnover Rate	64.01[e]	109.19	104.98	106.09	134.69[e]

Net Assets, end of period ($ x 1,000)	524,765	524,590	467,627	437,119	398,959

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended
August 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealizd gain (loss) on investments per share by $.04 and decrease the ratio of net investment income to average net assets from 5.15% to 4.81%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001.
[d] Based on average shares outstanding at each month end.
[e] Not annualized.
[f] Annualized.
See notes to financial statements.

The Funds 25

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

	Six Months Ended
	February 28, 2005		Year Ended August 31,

Mellon Intermediate Bond Fund	(Unaudited)	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	12.77	13.02	13.08	13.09	12.90
Investment Operations:
Investment income—net	.19	.55[c]	.48[c]	.56[c]	.20
Net realized and unrealized
gain (loss) on investments	(.21)	(.07)[d]	.12	.20	.10
Total from Investment Operations	(.02)	.48	.60	.76	.30
Distributions:
Dividends from investment income—net	(.23)	(.49)	(.56)	(.63)	(.11)
Dividends from net realized gain on investments	—	(.24)	(.10)	(.14)	—
Total Distributions	(.23)	(.73)	(.66)	(.77)	(.11)
Net asset value, end of period	12.52	12.77	13.02	13.08	13.09

Total Return (%)	(.20)[e]	3.88	4.51	6.05	2.31[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79[f]	.82	.81	.83	.93[f]
Ratio of net expenses to average net assets	.79[f]	.82	.81	.81	.81[f]
Ratio of net investment income
to average net assets	2.98[f]	3.01	3.57	4.51	5.14[f]
Portfolio Turnover Rate	64.01[e]	109.19	104.98	106.09	134.69[e]

Net Assets, end of period ($ x 1,000)	435	455	305	121	148

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended
August 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealizd gain (loss) on investments per share by $.04 and decrease the ratio of net investment income to average net assets from 4.90% to 4.51%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] In addition to the net realized and unrealized gain on investments as shown in the Statement of Operations, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.
[e] Not annualized.
[f] Annualized.
See notes to financial statements.

26

			Class M Shares

	Six Months Ended
	February 28, 2005		Year Ended August 31,

Mellon Short-Term U.S. Government Securities Fund	(Unaudited)	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	12.47	12.70	12.94	12.87	12.50
Investment Operations:
Investment income—net	.13[d]	.25[d]	.34[d]	.52[d]	.63
Net realized and unrealized
gain (loss) on investments	(.15)	(.01)	(.11)	.22	.37
Total from Investment Operations	(.02)	.24	.23	.74	1.00
Distributions:
Dividends from investment income—net	(.23)	(.45)	(.44)	(.58)	(.63)
Dividends from net realized gain on investments	—	(.02)	(.03)	(.09)	(.00)[e]
Total Distributions	(.23)	(.47)	(.47)	(.67)	(.63)
Net asset value, end of period	12.22	12.47	12.70	12.94	12.87

Total Return (%)	(.19)[f]	1.97	1.68	5.87	8.20[f]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54[g]	.55	.56	.59	.59[g]
Ratio of net expenses to average net assets	.54[g]	.55	.55	.55	.55[g]
Ratio of net investment income
to average net assets	2.11[g]	1.97	2.68	4.07	5.41[g]
Portfolio Turnover Rate	39.47[f]	44.76	88.05	97.19	89.21[f]

Net Assets, end of period ($ x 1,000)	160,326	176,301	139,971	108,605	88,732

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended
August 31, 2002 was to decrease net investment income per share by $.05, increase net realized and unrealizd gain (loss) on investments per share by $.05 and decrease the ratio of net investment income to average net assets from 4.47% to 4.07% for Class M shares. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001. Effective July 11, 2001, shares of the fund were redesignated as MPAM shares and the fund commenced selling Investor shares.
[d] Based on average shares outstanding at each month end.
[e] Amount represents less than $.01 per share.
[f] Not annualized.
[g] Annualized.
See notes to financial statements.

The Funds 27

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

	Six Months Ended
	February 28, 2005		Year Ended August 31,

Mellon Short-Term U.S. Government Securities Fund	(Unaudited)	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	12.47	12.73	12.93	12.88	12.82
Investment Operations:
Investment income—net	.11[c]	.37[c]	.30[c]	.46[c]	.09
Net realized and unrealized
gain (loss) on investments	(.15)	(.19)	(.06)	.21	.08
Total from Investment Operations	(.04)	.18	.24	.67	.17
Distributions:
Dividends from investment income—net	(.21)	(.42)	(.41)	(.53)	(.11)
Dividends from net realized gain on investments	—	(.02)	(.03)	(.09)	—
Total Distributions	(.21)	(.44)	(.44)	(.62)	(.11)
Net asset value, end of period	12.22	12.47	12.73	12.93	12.88

Total Return (%)	(.29)[d]	1.46	1.78	5.28	1.29[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79[e]	.78	.83	.90	1.00[e]
Ratio of net expenses to average net assets	.79[e]	.78	.80	.80	.80[e]
Ratio of net investment income
to average net assets	1.85[e]	1.74	2.38	3.54	4.86[e]
Portfolio Turnover Rate	39.47[d]	44.76	88.05	97.19	89.21[d]

Net Assets, end of period ($ x 1,000)	11	11	1	1	1

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended
August 31, 2002 was to decrease net investment income per share by $.05, increase net realized and unrealizd gain (loss) on investments per share by $.05 and decrease the ratio of net investment income to average net assets from and 3.94% to 3.54% for the Investor shares. Per share data and ratios/supplemental data for periods prior to September 1,
2001 have not been restated to reflect this change in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
[e] Annualized.
See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of sixteen series including the following diversified fixed income funds: Mellon Bond Fund, Mellon Intermediate Bond Fund and Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”).With respect to Mellon Bond Fund and Mellon Intermediate Bond Fund, effective December 31, 2004, each fund changed the manner in which its respective investment objective is articulated. Mellon Bond Fund’s and Mellon Intermediate Bond Fund’s investment objective seeks total return (consisting of capital appreciation and current income). Mellon Short-Term U.S. Government Securities Fund’s investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital. Mellon Fund Advisers, a division of The Dreyfus Corporation (“Dreyfus”), serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon Bank”), which is a wholly-owned subsidiary of Mellon Financial Corporation, (“Mellon Financial”) serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services. Dreyfus is a wholly-owned subsidiary of Mellon Financial. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated daily for each class of shares based upon relative proportion of net assets of each class.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no

The Funds 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Trustees. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The funds have an arrangement with the custodian bank whereby the funds receive earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the funds include net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to certain qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus. The funds will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the funds would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

30

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. The funds declare and pay dividends from investment income-net monthly. With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

Table 1 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal years ended August 31, 2004. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 3—Investment Advisory Fee, Administration
Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40 of 1% of the Mellon Bond Fund, .40 of 1% of the Mellon Intermediate Bond Fund and .35 of 1% of the Mellon Short-Term U.S. Government Securities Fund.

Pursuant to the Administration Agreement with Mellon, Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15 of 1%
$6 billion up to $12 billion	.12 of 1%
In excess of $12 billion	.10 of 1%

Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services.

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares pursuant to which each

Table 1.

	Accumulated Capital	Ordinary	Long-Term
	Gains/Losses ($)†	Income ($)	Capital Gains ($)

Mellon Bond Fund	(1,596,239)	41,173,145	12,185,575
Mellon Intermediate Bond Fund	(1,813,775)	23,660,869	5,924,243
Mellon Short-Term U.S.
Government Securities Fund	(182,342)	5,918,922	198,148

† The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2004. If not applied, the carrryover expires in fiscal 2012.

The Funds 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets attributable to Investor shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 2 summarizes the amounts Investor shares were charged during the period ended February 28, 2005, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statement of Operations includes fees paid to the transfer agent.

Table 2.

Mellon Bond Fund	$3,813
Mellon Intermediate Bond Fund	538
Mellon Short-Term
U.S. Government Securities Fund	14

The funds compensate Mellon Bank, N.A., an affiliate of Dreyfus, under a Custody Agreement for providing cus-

todial services for the funds. Table 3 summarizes the amounts the funds were charged during the period ended February 28, 2005, pursuant to the custody agreements.

Table 3.

Mellon Bond Fund	$34,303
Mellon Intermediate Bond Fund	22,138
Mellon Short-Term
U.S. Government Securities Fund	11,196

Table 4 summarizes the components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities for each fund.

(c) Each Trustee who is not “affiliated person” as defined in the Act receives from the Trust an annual fee of $44,000 and an attendance fee of $4,000 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses. Prior to September 14, 2004, the attendance fee payable to each trustee was $3,000 for each in-person meeting attended.

(d) The Trust and Dreyfus have received an exemptive order from the SEC which, among other things, permits each fund to use cash collateral received in connection with lending the fund’s securities and other uninvested cash to purchase shares of one or more registered money market funds advised by Dreyfus in excess of the limitations imposed by the Act.

Table 4.

	Investment	Shareholder
	Advisory	Services	Custodian
	Fees ($)	Plan Fees ($)	Fees ($)

Mellon Bond Fund	256,972	589	14,834
Mellon Intermediate Bond Fund	162,030	82	7,254
Mellon Short-Term U.S. Government Securities Fund	44,238	2	3,399

32

NOTE 4—Securities Transactions:

Table 5 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investments securities, excluding short-term securities, during the period ended February 28, 2005 of which 139,343,716 in purchases and 139,812,198 in sales were from mortgage dollar roll transactions in the Mellon Bond Fund.

A mortgage dollar roll transactions involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds from the sale will be reinvested and additional income from the sale is included in realized gain loss. Losses may arise due to changes in the value of the securities.

Table 6 summarizes the accumulated net unrealized appreciation (depreciation) on investments for each fund at February 28, 2005:

At February 28, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Bank Line of Credit:

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the funds based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2005, the funds did not borrow under the line of credit.

NOTE 6—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”). In September 2004, plaintiffs served a Consolidated Amended

Table 5.

	Purchases ($)		Sales ($)

Mellon Bond Fund	508,394,825		490,902,924
Mellon Intermediate Bond Fund	331,257,731		328,540,072
Mellon Short-Term U.S. Government Securities Fund	66,517,388		79,476,542

Table 6.

	Gross	Gross
	Appreciation ($) (Depreciation) ($)		Net ($)

Mellon Bond Fund	11,413,509	6,627,238	4,786,271
Mellon Intermediate Bond Fund	2,364,462	5,876,083	(3,511,621)
Mellon Short-Term U.S. Government Securities Fund	42,046	2,216,737	(2,174,691)

The Funds 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to cer-

tain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. None of the trustees of the Trust, nor the Funds, were named in the actions. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

34

For More Information

Mellon Funds Trust	Custodian
c/o The Dreyfus Corporation
200 Park Avenue	Mellon Bank, N.A.
New York, NY 10166	One Mellon Bank Center
Pittsburgh, PA 15258
Investment Adviser
Transfer Agent &
Mellon Fund Advisers, a division of	Dividend Disbursing Agent
The Dreyfus Corporation
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
New York, NY 10166
Administrator
Distributor
Mellon Bank, N.A.
One Mellon Bank Center	Dreyfus Service Corporation
Pittsburgh, PA 15258	200 Park Avenue
New York, NY 10166
Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Telephone Private Wealth Management (PWM) Clients, please contact your Account Officer or call

1-888-281-7350. Brokerage Clients of Mellon Private Wealth Advisors (MPWA), please contact your financial representative or call 1-800-830-0549-Option 2. Individual Account holders, please call Dreyfus at 1-800-896-8167.

Mail PWM Clients, write to your Account Officer, c/o Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012

Individual Account Holders, write to: Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

©2005 Dreyfus Service Corporation
MFTSA0205-TB
Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 9.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mellon Funds Trust

By:	/s/ Lawrence P. Keblusek
Lawrence P. Keblusek
President

Date:	April 25, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Lawrence P. Keblusek
Lawrence P. Keblusek
Chief Executive Officer

Date:	April 25, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	April 25, 2005

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)